                                   VAN KAMPEN
                               AMERICAN VALUE FUND


                                SEMIANNUAL REPORT
                                DECEMBER 31, 2000

                              [WALL STREET COLLAGE]

                                   VAN KAMPEN
                                   INVESTMENTS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      Letter to Shareholders     1
                           Economic Snapshot     2

                         PERFORMANCE SUMMARY
                           Return Highlights     4

                       PORTFOLIO AT A GLANCE
                            Top Ten Holdings     5
                            Top Five Sectors     5
            Q&A with Your Portfolio Managers     6
                           Glossary of Terms     9

                              BY THE NUMBERS
                     Your Fund's Investments    10
                        Financial Statements    19
               Notes to Financial Statements    25

                      VAN KAMPEN INVESTMENTS
              The Van Kampen Family of Funds    32
       Fund Officers and Important Addresses    33

       THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE
                               FUND BEING OFFERED.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

[SIDEBAR]
IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

Economic growth, which sped toward near-record highs in 1999, slowed to a more sustainable pace in 2000. Gross domestic product, the primary measure of economic growth, was up a modest 2.2 percent for the third quarter on an annualized basis--the latest figures available at the time this report was printed. Both business and consumer demand and spending on exports eased as concerns about the cooling economy mounted--and, in December, U.S. manufacturing activity dropped to its lowest monthly level in nearly 10 years. All of these factors pointed to a slowing economy, although industry analysts disagree about whether this suggests a "soft landing" or a recession.

CONSUMER SPENDING AND EMPLOYMENT

Concerns about a weakening stock market and cooling economy overshadowed the holiday shopping period as consumer spending eased into a more moderate pace. These concerns, coupled with rising energy prices, helped keep spending in check and inflation worries at bay.

The jobless rate continued to hold at historically low levels, remaining at 4.0 percent in December for the second consecutive month. Growth in overall compensation costs (such as wages and benefits) continued to slow, further relieving inflationary pressures.

INTEREST RATES AND INFLATION

The consumer price index, a common measure of the inflation rate, rose a moderate 3.4 percent for the 12 months ended December 31, 2000. At the beginning of the year, in an effort to ward off inflation, the Federal Reserve attempted to curb economic growth with three interest-rate hikes. By the latter half of the year, the economy began to show signs that the Fed's efforts had achieved the desired effects. With inflation concerns subsiding, Fed policymakers gathered for their December meeting and opted not to change interest rates--but they did suggest future rate cuts were possible. (NOTE: The Federal Reserve surprised many observers on January 3, 2001, by announcing an interest-rate cut of 0.50 percent prior to its scheduled late-January meeting.)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1998--SEPTEMBER 30, 2000)

[BAR CHART]

Sep 98                   3.8%
Dec 98                   5.9%
Mar 99                   3.5%
Jun 99                   2.5%
Sep 99                   5.7%
Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.6%
Sep 00                   2.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1998--DECEMBER 31, 2000)

[LINE CHART]

          Interest Rates  Inflation
Dec 98         4.75%        1.6%
Mar 99         4.75%        1.8%
Jun 99          5.0%        2.0%
Sep 99         5.25%        2.6%
Dec 99          5.5%        2.7%
Mar 00          6.0%        3.8%
Jun 00          6.5%        3.7%
Sep 00          6.5%        3.5%
Dec 00          6.5%        3.4%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2000)

                                                A SHARES     B SHARES    C SHARES
----------------------------------------------------------------------------------
Six-month total return based on NAV(1)             -8.94%       -9.29%      -9.29%
----------------------------------------------------------------------------------
Six-month total return(2)                         -14.19%      -13.47%     -10.12%
----------------------------------------------------------------------------------
One-year total return(2)                          -15.94%      -15.53%     -12.27%
----------------------------------------------------------------------------------
Five-year average annual total return(2)           14.11%       14.41%      14.58%
----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        12.66%       14.01%      12.71%
----------------------------------------------------------------------------------
Commencement date                                 10/18/93      8/1/95     10/18/93
----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND CLASS C SHARES AND RULE 12b-1 FEE. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2000)

1.   GOLDEN STATE BANCORP                                                   1.9%
     Provides financial services in California and Nevada.

2.   RADIAN GROUP                                                           1.8%
     Provides private mortgage insurance in the United States.

3.   ALLMERICA FINANCIAL                                                    1.7%
     Provides financial and insurance services in the United States.

4.   AMB PROPERTY                                                           1.7%
     Owns and manages industrial real estate nationwide.

5.   BANK UNITED                                                            1.5%
     Owns banks and provides financial services, primarily in Texas.

6.   TITAN                                                                  1.5%
     Provides computer and communication systems to businesses and governments worldwide.

7.   POTOMAC ELECTRIC POWER                                                 1.5%
     Generates and distributes power in the Washington D.C. area.

8.   EVEREST RE GROUP (FORMERLY EVEREST REINSURANCE HOLDINGS)               1.4%
     Offers a variety of insurance services worldwide.

9.   ALPHARMA                                                               1.4%
     Develops and manufactures pharmaceuticals and animal-health products.

10.  SHAW GROUP                                                             1.3%
     Designs and distributes pipe systems worldwide.

* EXCLUDES SHORT-TERM INVESTMENT AND SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

[BAR CHART]

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

                                           December 31, 2000       June 30, 2000
Financial Services                                     23.8%               12.5%
Health Care                                            14.7%               10.6%
Heavy Industry/Transportation                          13.2%                8.9%
Technology                                              9.5%               31.5%
Utilities                                               8.7%                7.1%

*    THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN AMERICAN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2000. THE TEAM IS LED BY WILLIAM B. GERLACH, GARY G. SCHLARBAUM, AND VITALY KORCHEVSKY, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. GERLACH HAS COMANAGED THE FUND SINCE 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1984. SCHLARBAUM JOINED THE FUND IN 1996 AS COMANAGER AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1984, WHILE KORCHEVSKY JOINED THE FUND AS COMANAGER IN 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1993. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q    HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT DURING THE SEMIANNUAL PERIOD?

A    Throughout the reporting period, stock prices were extraordinarily volatile. Investors struggled to understand the ultimate extent of an abrupt and potentially severe economic slowdown. This uncertainty hit high-priced growth stocks particularly hard, as investors sought refuge in the traditional value sectors of the U.S. equity market. For example, the technology-laden NASDAQ Index declined 37.64 percent during the period, compared to a 4.07 percent gain for the value-oriented Dow Jones Industrial Average.

     There were several reasons for the sharp shift in market psychology and leadership. First, it became clear that the Federal Reserve Board's interest-rate hikes were slowing the economy more than had been anticipated. During recent years, extremely optimistic corporate earnings estimates underpinned the high prices investors were willing to pay for the stocks of growth companies. When the prospects of a slowing economy cast doubt on these expectations, these growth sectors suffered most. Also, many investors and policymakers had not expected energy prices to remain so high, for so long. As a result, the rapid and sustained increase in oil and gas prices reduced consumers' purchasing power. Finally, uncertainty caused by the presidential election stalemate undermined consumer confidence during the key holiday shopping season.

Q WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND IN THIS ENVIRONMENT, AND HOW DID THAT STRATEGY CONTRIBUTE TO PERFORMANCE?

A    For the six-month period ended December 31, 2000, the fund declined 8.94 percent (CLASS A SHARES AT NET ASSET VALUE, INCLUDING A 12b-1 FEE OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER). OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE RUSSELL 2500-REGISTERED TRADEMARK- INDEX DECLINED 1.35 PERCENT FOR THE SAME PERIOD. THE RUSSELL 2500-REGISTERED TRADEMARK- INDEX IS A SUBSET REPRESENTING THE SMALLEST 2,500 COMPANIES OF THE RUSSELL 3000-REGISTERED TRADEMARK- INDEX. THE RUSSELL 3000-REGISTERED TRADEMARK- INDEX IS AN INDEX OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, REPRESENTING APPROXIMATELY 98 PERCENT OF THE INVESTABLE U.S. EQUITY MARKET. THIS INDEX IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

     Adverse stock selection caused the fund to lag the benchmark during the six-month period. In particular, stock selection within the technology and heavy-industry sectors dampened the fund's return relative to its benchmark, the Russell 2500-Registered Trademark- Index.

     On the upside, solid stock selection within the health-care and financial-services sectors bolstered performance. In financial services, the fund focused on insurance companies (many of which are enjoying improved pricing) and those lenders that had little or no exposure to the troubled corporate debt market.

Q    WHICH STOCKS PERFORMED WELL DURING THE REPORTING PERIOD?

A    Health-care stocks provided the most significant upside performance.
Leaders included Tenet Healthcare (health services), St. Jude Medical (health technology), and Alza (drugs). Also, several financial-services stocks posted strong gains, including Bank United, Golden State Bancorp, and Everest Re Group.

     KEEP IN MIND THAT NOT ALL STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 5.

Q    WHICH STOCKS DISAPPOINTED YOU?

A    The largest contributors to negative performance came from the technology arena. For example, widespread weakness in the semiconductor sector hurt PC-Tel and Silicon Storage Technology, and slowed the fund's pace. Also on the downside, Titan (aerospace) was a drag on performance.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND IN THE MONTHS AHEAD?

A    In the spring of 2000, market leadership shifted dramatically from growth to value. We are cautiously optimistic that this return to value--the fund's investment style--will have staying power. Historically, value and growth styles have taken turns leading the equity market in cycles lasting several years. No one can say with certainty, of course, how long the recent switch toward value stocks will last. We believe, however, that value investing is rooted in sound financial and business principles that have stood the test of time.

     Until investors get a clearer picture of the extent of the economic slowdown now underway, we anticipate that market conditions will remain highly volatile. Eventually, the economy should benefit from increased liquidity if the Federal Reserve moves aggressively to ease monetary policy. (NOTE: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.) A reduction in U.S. interest rates, in turn, could push the dollar modestly lower, thereby bolstering the market for American goods overseas. The combination of lower interest rates at home and more competitive prices abroad should help to support corporate profits, which have become the lightening rod for market anxieties in recent months. We caution, however, that it may take at least several quarters for the benefits of lower interest rates to be felt throughout the economy. In the meantime, investors should remain patient and focused on their long-term financial goals.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                            SHARES            VALUE
COMMON STOCKS  96.0%
BASIC RESOURCES  4.3%
BASIC CHEMICALS  0.5%
NOVA CHEMICALS CORP. .......................           238,200       $ 4,481,138
                                                                     -----------
NON-FERROUS METALS  1.5%
Agnico-Eagle Mines Ltd. ....................           468,300         2,809,800
Freeport-McMoRan Copper & Gold, Inc. (a) ...           559,300         4,789,006
Phelps Dodge Corp. .........................            73,100         4,079,894
                                                                     -----------
                                                                      11,678,700
                                                                     -----------
PAPER  0.8%
Boise Cascade Corp. ........................            89,200         2,999,350
Westvaco Corp. .............................           115,500         3,371,156
                                                                     -----------
                                                                       6,370,506
                                                                     -----------
SPECIALTY CHEMICALS  0.9%
Tetra Technologies, Inc. (a) ...............           445,800         6,909,900
                                                                     -----------
STEEL  0.6%
Lone Star Technologies, Inc. (a) ...........            42,300         1,628,550
Steel Dynamics, Inc. (a) ...................           266,300         2,929,300
                                                                     -----------
                                                                       4,557,850
                                                                     -----------
TOTAL BASIC RESOURCES ......................                          33,998,094
                                                                     -----------
BEVERAGES & PERSONAL PRODUCTS  1.7%
BEVERAGES  0.8%
Pepsi Bottling Group, Inc. .................            51,900         2,072,756
Suiza Foods Corp. (a) ......................            57,000         2,736,000
Triarc Cos., Inc. (a) ......................            73,600         1,784,800
                                                                     -----------
                                                                       6,593,556
                                                                     -----------
PERSONAL PRODUCTS  0.9%
Fortune Brands, Inc. .......................           189,600         5,688,000
Salton, Inc. (a) ...........................            60,500         1,251,594
                                                                     -----------
                                                                       6,939,594
                                                                     -----------
TOTAL BEVERAGES & PERSONAL PRODUCTS ........                          13,533,150
                                                                     -----------
CONSUMER DURABLES  2.5%
AUTOMOTIVE RELATED  1.9%
Lear Corp. (a) .............................           272,900         6,771,331
Magna International, Inc.'A' ...............           109,700         4,600,544


                                       10      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                         MARKET
DESCRIPTION                                            SHARES            VALUE
AUTOMOTIVE RELATED (CONTINUED)
Tower Automotive, Inc. (a) .................           395,300       $ 3,557,700
                                                                     -----------
                                                                      14,929,575
                                                                     -----------
BUILDING & HOUSING  0.3%
American Standard Cos., Inc. (a) ...........            48,000         2,367,000
                                                                     -----------
RECREATION & TOYS  0.3%
Hasbro, Inc. ...............................           224,300         2,383,188
                                                                     -----------
TOTAL CONSUMER DURABLES ....................                          19,679,763
                                                                     -----------
CONSUMER SERVICES  3.7%
CONSUMER SERVICES  0.3%
Whole Foods Market, Inc. (a) ...............            40,900         2,500,013
                                                                     -----------
LODGING & CATERING  1.1%
Hilton Hotels Corp. ........................           308,400         3,238,200
Royal Carribean Cruises Ltd. ...............           137,400         3,634,230
Starwood Hotels & Resorts Worldwide, Inc. ..            49,700         1,751,925
                                                                     -----------
                                                                       8,624,355
                                                                     -----------
OTHER  0.8%
Corinthian Colleges, Inc. (a) ..............            49,600         1,881,700
RMH Teleservices, Inc. (a) .................           290,100         2,683,425
Wireless Facilities, Inc. (a) ..............            39,900         1,446,375
                                                                     -----------
                                                                       6,011,500
                                                                     -----------
PUBLISHING & BROADCASTING  1.5%
Adelphia Communications (a) ................           152,900         7,893,462
H&R Block, Inc. ............................            59,500         2,461,812
Reader's Digest Association, Inc. (The)'A' .            40,800         1,596,300
                                                                     -----------
                                                                      11,951,574
                                                                     -----------
TOTAL CONSUMER SERVICES ....................                          29,087,442
                                                                     -----------
ENERGY  5.9%
NATURAL GAS  0.2%
MDU Resources Group, Inc. ..................            50,300         1,634,750
                                                                     -----------
OIL-DOMESTIC & CRUDE  0.8%
EOG Resources, Inc. ........................            43,800         2,395,313
Ocean Energy, Inc. (a) .....................           221,924         3,855,929
                                                                     -----------
                                                                       6,251,242
                                                                     -----------
OIL-INTERNATIONAL  0.3%
Stone Energy Corp. (a) .....................            36,300         2,343,165
                                                                     -----------
OIL-OFFSHORE DRILLING  3.4%
Global Marine, Inc. (a) ....................           142,600         4,046,275
Grant Prideco, Inc. (a) ....................           114,500         2,511,844
Nabors Industries, Inc. (a) ................            75,200         4,448,080


SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                         MARKET
DESCRIPTION                                            SHARES            VALUE
OIL-OFFSHORE DRILLING (CONTINUED)
Precision Drilling Corp. (a) ...............           128,300       $ 4,819,269
R&B Falcon Corp. (a) .......................           156,800         3,596,600
Santa Fe International Corp. ...............           104,900         3,363,356
Transocean Sedco Forex, Inc. ...............            77,700         3,574,200
                                                                     -----------
                                                                      26,359,624
                                                                     -----------
OIL-WELL EQUIPMENT & SERVICES  1.2%
Cooper Cameron Corp. (a) ...................            56,200         3,712,712
Global Industries, Ltd. (a) ................           292,000         3,998,176
Varco International, Inc. (a) ..............            87,548         1,904,169
                                                                     -----------
                                                                       9,615,057
                                                                     -----------
TOTAL ENERGY ...............................                          46,203,838
                                                                     -----------
FINANCIAL SERVICES  23.8%
BANKS  7.4%
Bank of Montreal ...........................            67,800         3,572,212
Bank United Corp.'A' .......................           177,900        12,130,556
First Tennessee National Corp. .............           176,100         5,095,894
First Virginia Banks, Inc. .................            43,900         2,107,200
Golden State Bancorp, Inc. .................           487,900        15,338,356
Greater Bay Bancorp ........................            79,000         3,239,000
Imperial Bancorp (a) .......................           185,200         4,861,500
Mercantile Bankshares Corp. ................            70,600         3,049,038
TCF Financial Corp. ........................           140,800         6,274,400
Trustmark Corp. ............................           119,000         2,499,000
                                                                     -----------
                                                                      58,167,156
                                                                     -----------
CREDIT & FINANCE  4.4%
Concord EFS, Inc. (a) ......................           230,500        10,127,594
Countrywide Credit Industries, Inc. ........            78,700         3,954,675
PMI Group, Inc. ............................            87,700         5,936,194
Radian Group, Inc. .........................           188,300        14,134,268
                                                                     -----------
                                                                      34,152,731
                                                                     -----------
INSURANCE  5.9%
Allmerica Financial Corp. ..................           187,900        13,622,750
Conseco, Inc. ..............................           140,400         1,851,525
Everest Re Group, Ltd. .....................           154,400        11,058,900
MONY Group, Inc. (The) .....................           104,900         5,185,994
Nationwide Financial Services, Inc.'A' .....           189,900         9,020,250
PartnerRe Ltd. .............................            31,000         1,891,000
SAFECO Corp. ...............................           122,000         4,010,750
                                                                     -----------
                                                                      46,641,169
                                                                     -----------
INVESTMENT COMPANIES  0.3%
T. Rowe Price Associates, Inc. (a) .........            57,600         2,434,500
                                                                     -----------


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                         MARKET
DESCRIPTION                                            SHARES            VALUE
REAL ESTATE INVESTMENT TRUSTS  5.8%
AMB Property Corp. .........................           512,700       $13,234,069
Avalonbay Communities, Inc. ................            66,900         3,353,362
Boston Properties, Inc. ....................            48,500         2,109,750
Camden Property Trust ......................            60,300         2,020,050
Catellus Development Corp. (a) .............           221,900         3,883,250
Cousins Properties, Inc. ...................            44,300         1,237,631
Crown American Realty Trust ................           368,300         1,956,594
Duke Weeks Realty Corp. ....................           195,000         4,801,875
Glenborough Realty Trust, Inc. .............            24,600           427,425
Hospitality Properties Trust ...............           268,000         6,063,500
Lasalle Hotel Properties REIT ..............            33,600           510,300
Liberty Property Trust REIT ................            42,800         1,222,475
Manufactured Home Communities, Inc. REIT ...            73,200         2,122,800
Simon Property Group, Inc. .................            43,400         1,041,600
Vornado Realty Trust .......................            49,800         1,907,963
                                                                     -----------
                                                                      45,892,644
                                                                     -----------
TOTAL FINANCIAL SERVICES ...................                         187,288,200
                                                                     -----------
FOOD & TOBACCO  2.9%
TOBACCO  1.0%
R.J. Reynolds Tobacco Holdings, Inc. .......            97,600         4,758,000
UST, Inc. ..................................           127,000         3,563,938
                                                                     -----------
                                                                       8,321,938
                                                                     -----------
FOOD PRODUCTS  1.9%
Earthgrains Co. ............................           150,900         2,791,650
Flowers Industries, Inc. ...................            90,200         1,420,650
Fresh Del Monte Produce, Inc. (a) ..........           132,700           588,856
IBP, Inc. ..................................           200,800         5,371,400
NBTY, Inc. (a) .............................           979,400         4,652,150
                                                                     -----------
                                                                      14,824,706
                                                                     -----------
TOTAL FOOD & TOBACCO .......................                          23,146,644
                                                                     -----------
HEALTH CARE  14.7%
DRUGS  6.5%
Aclara Biosciences, Inc. (a) ...............            62,600           680,775
Alpharma, Inc. .............................           247,400        10,854,675
Alza Corp.'A' (a) ..........................            77,000         3,272,500
Bergen Brunswig Corp. 'A' ..................           117,100         1,853,693
Celgene Corp. (a) ..........................            94,700         3,077,750
Cell Pathways, Inc. (a) ....................           350,000         1,312,500
Digene Corp. (a) ...........................            71,400         3,190,687
Enzon, Inc. (a) ............................            50,900         3,158,981
Gilead Sciences, Inc. (a) ..................            70,100         5,813,919
Intermune Pharmaceuticals, Inc. (a) ........            93,000         4,150,125


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                         MARKET
DESCRIPTION                                            SHARES            VALUE
DRUGS (CONTINUED)
Mylan Laboratories, Inc. ...................            87,200       $ 2,196,350
Neurocrine Biosciences, Inc. (a) ...........            39,900         1,321,688
Pozen, Inc. (a) ............................           144,800         2,642,600
Sepracor, Inc. (a) .........................            34,300         2,748,288
Watson Pharmaceuticals, Inc. (a) ...........            89,700         4,591,519
                                                                     -----------
                                                                      50,866,050
                                                                     -----------
HEALTH SERVICES  3.5%
Caremark Rx, Inc. (a) ......................           175,900         2,385,644
First Health Group Corp. (a) ...............            75,100         3,496,844
Health Net, Inc. (a) .......................           346,200         9,066,112
Health Management Associates, Inc.'A' (a) ..            81,300         1,686,975
Tenet Healthcare Corp. (a) .................           116,300         5,168,081
Universal Health Services, Inc. (a) ........            54,000         6,034,500
                                                                     -----------
                                                                      27,838,156
                                                                     -----------
HEALTH TECHNOLOGY  4.6%
Bruker Daltonics, Inc. (a) .................            64,600         1,522,138
Cephalon, Inc. (a) .........................            67,800         4,292,587
COR Therapeutics, Inc. (a) .................           167,200         5,883,350
Invitrogen Corp. (a) .......................            52,300         4,517,412
Mettler-Toledo International, Inc. (a) .....            51,100         2,778,562
NeoPharm, Inc. (a) .........................            62,600         2,370,975
Protein Design Labs, Inc. (a) ..............            20,200         1,754,875
Specialty Laboratories, Inc. (a) ...........             5,800           192,125
St. Jude Medical, Inc. (a) .................           159,300         9,786,994
Waters Corp. (a) ...........................            36,400         3,039,400
                                                                     -----------
                                                                      36,138,418
                                                                     -----------
HOSPITAL SUPPLIES  0.1%
Endocare, Inc. (a) .........................            62,700           799,425
                                                                     -----------
TOTAL HEALTH CARE ..........................                         115,642,049
                                                                     -----------
HEAVY INDUSTRY/TRANSPORTATION  13.2%
AEROSPACE  3.2%
Alliant TechSystems, Inc. (a) ..............            79,100         5,279,925
Goodrich (B.F.) Co. ........................            70,200         2,553,525
Rockwell International Corp. ...............           111,200         5,295,900
Titan Corp. (a) ............................           731,800        11,891,750
                                                                     -----------
                                                                      25,021,100
                                                                     -----------
AIR TRANSPORTATION  2.8%
Airtran Holdings, Inc. (a) .................           674,300         4,888,675
AMR Corp. (a) ..............................           130,700         5,121,806
Frontier Airlines, Inc. (a) ................           197,100         6,097,781
Mesa Air Group, Inc. (a) ...................           474,100         3,318,700


                                       14      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                         MARKET
DESCRIPTION                                            SHARES            VALUE
AIR TRANSPORTATION (CONTINUED)
SkyWest, Inc. ..............................            99,200       $ 2,852,000
                                                                     -----------
                                                                      22,278,962
                                                                     -----------
BUSINESS SERVICES  1.3%
Fiserv, Inc. (a) ...........................            27,200         1,290,300
Flextronics International Ltd. (a) .........            64,700         1,843,950
Republic Services, Inc.'A' (a) .............           225,600         3,877,500
United Rentals, Inc. (a) ...................           245,400         3,297,563
                                                                     -----------
                                                                      10,309,313
                                                                     -----------
ELECTRICAL EQUIPMENT  0.3%
Edison International .......................            67,200         1,050,000
Power-One, Inc. (a) ........................            40,700         1,600,019
                                                                     -----------
                                                                       2,650,019
                                                                     -----------
MACHINERY  2.7%
Cooper Industries, Inc. ....................            56,000         2,572,500
Manitowoc Co., Inc. ........................            55,350         1,605,150
Navistar International Corp. (a) ...........            60,400         1,581,725
Parker-Hannifin Corp. ......................            60,400         2,665,150
Shaw Group, Inc. (a) .......................           205,400        10,270,000
Stewart & Stevenson Services, Inc. .........           127,100         2,885,568
                                                                     -----------
                                                                      21,580,093
                                                                     -----------
MISCELLANEOUS INDUSTRIALS  2.9%
Axsys Technologies, Inc. (a) ...............            57,500         1,566,875
FMC Corp. (a) ..............................            21,500         1,541,281
GenCorp, Inc. ..............................           273,700         2,634,363
ITT Industries, Inc. .......................           155,500         6,025,625
JLG Industries, Inc. .......................           159,800         1,697,875
Martin Marietta Materials, Inc. ............           100,900         4,268,070
Textron, Inc. ..............................            48,000         2,232,000
Wabash National Corp. ......................           312,500         2,695,312
                                                                     -----------
                                                                      22,661,401
                                                                     -----------
TOTAL HEAVY INDUSTRY/TRANSPORTATION ........                         104,500,888
                                                                     -----------
RETAIL  5.1%
APPAREL  1.6%
Global Sports, Inc. (a) ....................           721,000         3,988,031
Jones Apparel Group, Inc. (a) ..............           283,900         9,138,031
                                                                     -----------
                                                                      13,126,062
                                                                     -----------
DISCOUNTERS  0.5%
BJ's Wholesale Club, Inc. (a) ..............            94,500         3,626,438
                                                                     -----------
FOOD RETAILERS  0.6%
SYSCO Corp. ................................           148,000         4,440,000
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS      15

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                         MARKET
DESCRIPTION                                            SHARES            VALUE
RESTAURANTS  1.4%
Landry's Seafood Restaurants, Inc. .........           253,700       $ 2,521,144
Lone Star Steakhouse & Saloon, Inc. ........           195,700         1,883,612
Ruby Tuesday, Inc. .........................           235,500         3,591,375
Wendy's International, Inc. ................           115,500         3,031,875
                                                                     -----------
                                                                      11,028,006
                                                                     -----------
SPECIALTY SHOPS  1.0%
Children's Place Retail Stores, Inc. (a) ...           127,600         2,583,900
RadioShack Corp. ...........................            71,200         3,048,250
Sherwin-Williams Co. (The) .................            90,000         2,368,125
                                                                     -----------
                                                                       8,000,275
                                                                     -----------
TOTAL RETAIL ...............................                          40,220,781
                                                                     -----------
TECHNOLOGY  9.5%
COMPUTERS & OFFICE EQUIPMENT  0.8%
Apple Computer, Inc. (a) ...................            13,400           199,325
Integrated Silicon Solution, Inc. (a) ......           113,100         1,625,812
QLogic Corp. (a) ...........................            56,100         4,319,700
                                                                     -----------
                                                                       6,144,837
                                                                     -----------
ELECTRONICS  2.5%
Adept Technology, Inc. (a) .................            15,200           220,400
Concurrent Computer Corp. (a) ..............           134,300           721,863
Conexant Systems, Inc. (a) .................           197,200         3,031,950
Emcore Corp. (a) ...........................            28,300         1,330,100
Ingram Micro, Inc. (a) .....................           121,100         1,362,375
Mercury Computer Systems, Inc. (a) .........            68,900         3,199,544
Silicon Storage Technology, Inc. (a) .......           118,400         1,398,600
Tekelec, Inc. (a) ..........................           149,000         4,470,000
Triquint Semiconductor, Inc. (a) ...........            76,800         3,355,200
Vecco Instruments, Inc. (a) ................            24,500           983,062
                                                                     -----------
                                                                      20,073,094
                                                                     -----------
SOFTWARE & SERVICES  4.6%
Art Technology Group, Inc. (a) .............            18,600           568,463
BARRA, Inc. (a) ............................            42,600         2,007,525
Cadence Design Systems, Inc. (a) ...........            82,800         2,277,000
Digital Insight Corp. (a) ..................            81,100         1,464,869
Diversinet Corp. (a) .......................           357,143           642,857
Internet Security Systems, Inc. (a) ........            42,600         3,341,437
Lightbridge, Inc. (a) ......................            77,400         1,015,875
Macromedia, Inc. (a) .......................            32,100         1,950,075
Manugistics Group, Inc. (a) ................            26,000         1,482,000
Netegrity, Inc. (a) ........................            29,200         1,587,750
Networks Associates, Inc. (a) ..............           381,800         1,598,788


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                         MARKET
DESCRIPTION                                            SHARES            VALUE
SOFTWARE & SERVICES (CONTINUED)
PeopleSoft, Inc. (a) .......................            53,000       $ 1,970,937
Peregrine Systems, Inc. (a) ................           180,300         3,560,925
Sabre Holdings Corp. .......................            40,900         1,763,813
Safeguard Scientifics, Inc. (a) ............            24,200           160,325
Serena Software, Inc. (a) ..................            39,000         1,335,141
SunGuard Data Systems, Inc. (a) ............            28,700         1,352,488
TeleTech Holdings, Inc. (a) ................            82,200         1,510,425
Ulticom, Inc. (a) ..........................            45,600         1,553,250
Vignette Corp. (a) .........................           172,800         3,110,400
Zomax, Inc. (a) ............................           514,600         2,347,862
                                                                     -----------
                                                                      36,602,205
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT  1.6%
Acterna Corp. (a) ..........................            92,000         1,242,000
ADC Telecom, Inc. (a) ......................            82,000         1,486,250
Clarent Corp. (a) ..........................           202,300         2,288,519
DMC Stratex Networks, Inc. (a) .............           140,700         2,110,500
MRV Communications, Inc. (a) ...............            89,200         1,193,050
Polycom, Inc. (a) ..........................            41,000         1,319,687
Powerwave Technologies, Inc. (a) ...........            36,500         2,135,250
Proxim, Inc. (a) ...........................            12,100           520,300
                                                                     -----------
                                                                      12,295,556
                                                                     -----------
TOTAL TECHNOLOGY ...........................                          75,115,692
                                                                     -----------
UTILITIES  8.7%
ELECTRIC POWER  7.2%
Allegheny Energy, Inc. .....................           165,100         7,955,756
ALLETE .....................................           100,300         2,488,694
Calpine Corp. (a) ..........................            48,800         2,199,050
DPL, Inc. ..................................           109,966         3,649,497
IDACORP, Inc. ..............................            32,200         1,579,813
Montana Power Co. ..........................           186,500         3,869,875
Pinnacle West Capital Corp. ................            89,200         4,248,150
Potomac Electric Power Co. .................           477,800        11,806,438
PPL Corp. ..................................            96,400         4,356,075
Public Service Co. of New Mexico ...........            43,200         1,158,300
Teco Energy, Inc. ..........................            75,900         2,457,262
TXU Corp. ..................................           140,400         6,221,475
XCEL Energy Inc. ...........................           150,200         4,365,187
                                                                     -----------
                                                                      56,355,572
                                                                     -----------
TELEPHONE SERVICES  1.5%
AirGate PCS, Inc. (a) ......................            14,600           518,300
Leap Wireless International, Inc. (a) ......           111,700         2,792,500
McLeodUSA, Inc. 'A' (a) ....................           235,000         3,319,375


SEE NOTES TO FINANCIAL STATEMENTS      17

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                         MARKET
DESCRIPTION                                            SHARES            VALUE
TELEPHONE SERVICES (CONTINUED)
Pinnacle Holdings, Inc. (a) ................           120,600      $  1,092,939
Western Wireless Corp.'A' (a) ..............            33,900         1,328,456
Winstar Communications, Inc. (a) ...........           165,500         1,934,281
XO Communications, Inc.'A' (a) .............            64,900         1,156,031
                                                                    ------------
                                                                      12,141,882
                                                                    ------------
TOTAL UTILITIES ............................                          68,497,454
                                                                    ------------
TOTAL COMMON STOCKS
    (Cost $694,920,557) ....................                         756,913,995
                                                                    ------------
                                                      NO. OF
                                                     WARRANTS
WARRANTS  0.0%
HEALTH CARE  0.0%
Cell Pathways, Inc., expiring
  6/30/02 (a) (Cost $0) ....................           472,500                --
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS  96.0%
    (Cost $694,920,557) ....................                         756,913,995
                                                                    ------------
                                                        PAR
                                                       VALUE
SHORT-TERM INVESTMENT  5.8%
REPURCHASE AGREEMENT  5.8%
Chase Securities, Inc. 5.60%, dated 12/29/00, due
1/2/01, to be repurchased at $45,747,447, collateralized
by $33,045,000 U.S. Treasury Bonds 8.875%, due 2/15/19
valued at $46,505,225
    (Cost $45,719,000) .....................       $45,719,000        45,719,000
                                                                    ------------
TOTAL INVESTMENTS  101.8%
    (Cost $740,639,557) ....................                         802,632,995
                                                                    ------------
LIABILITIES IN EXCESS OF OTHER ASSETS  -1.8%                         (14,398,370)
                                                                    ------------
NET ASSETS  100% ...........................                        $788,234,625
                                                                    ============

(a) NON-INCOME PRODUCING SECURITY


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
(UNAUDITED)

ASSETS:
Investments at Value (Cost $740,639,557) ..............................   $ 802,632,995
Cash ..................................................................          22,080
Receivable for:
  Investments Sold ....................................................       9,260,380
  Fund Shares Sold ....................................................         710,736
  Dividends ...........................................................         661,395
  Interest ............................................................          21,336
Other .................................................................          62,456
                                                                          -------------
    Total Assets ......................................................     813,371,378
                                                                          -------------
LIABILITIES:
Payable for:
  Investments Purchased ...............................................      16,777,527
  Fund Shares Redeemed ................................................       6,136,599
  Distribution Fees ...................................................         889,691
  Investment Advisory Fees ............................................         559,943
  Shareholder Reporting Expenses ......................................         381,282
  Administrative Fees .................................................         171,428
  Transfer Agent Fees .................................................         102,430
  Directors' Fees and Expenses ........................................          48,589
  Custody Fees ........................................................          37,115
  Professional Fees ...................................................          22,603
Other .................................................................           9,546
                                                                          -------------
    Total Liabilities .................................................      25,136,753
                                                                          -------------
NET ASSETS ............................................................   $ 788,234,625
                                                                          =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)   $      41,390
Paid in Capital in Excess of Par ......................................     842,025,114
Net Unrealized Appreciation on Investments ............................      61,993,438
Accumulated Net Investment Loss .......................................      (2,823,389)
Accumulated Net Realized Loss .........................................    (113,001,928)
                                                                          -------------
NET ASSETS ............................................................   $ 788,234,625
                                                                          =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $350,673,035 and 18,102,333 Shares Outstanding) ................   $       19.37
                                                                          =============
    Maximum Sales Charge ..............................................            5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ....................   $       20.55
                                                                          =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $293,050,754 and 15,600,434 Shares Outstanding)* ...............   $       18.78
                                                                          =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $144,510,836 and 7,687,069 Shares Outstanding)* ................   $       18.80
                                                                          =============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS      19

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2000
(UNAUDITED)

INVESTMENT INCOME:
Dividends .................................................................   $  4,620,612
Interest ..................................................................      1,292,977
                                                                              ------------
  Total Income ............................................................      5,913,589
                                                                              ------------
EXPENSES:
Investment Advisory Fees ..................................................      3,828,510
Distribution Fees (Attributed to Classes A, B and C of $503,491, $1,648,056
  and $873,300, respectively) .............................................      3,024,847
Administrative Fees .......................................................      1,139,360
Shareholder Reports .......................................................        359,842
Transfer Agent Fees .......................................................        176,824
Custodian Fees ............................................................         64,156
Professional Fees .........................................................         51,559
Filing and Registration Fees ..............................................         26,119
Directors' Fees and Expenses ..............................................          6,060
Other .....................................................................         10,856
                                                                              ------------
    Total Expenses ........................................................      8,688,133
                                                                              ------------
NET INVESTMENT LOSS .......................................................   $ (2,774,544)
                                                                              ============
NET REALIZED GAIN/LOSS ON:
Investments ...............................................................   $(99,882,786)
                                                                              ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .................................................     46,183,931
                                                                              ------------
  End of the Period:
    Investments ...........................................................     61,993,438
                                                                              ------------
Net Unrealized Appreciation During the Period .............................     15,809,507
                                                                              ------------
NET REALIZED AND UNREALIZED LOSS ..........................................   $(84,073,279)
                                                                              ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................   $(86,847,823)
                                                                              ============


                                       20      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND YEAR ENDED JUNE 30, 2000 (UNAUDITED)

                                                        SIX MONTHS ENDED   YEAR ENDED
                                                       DECEMBER 31, 2000  JUNE 30, 2000
                                                       ----------------- --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss .................................   $  (2,774,544)   $  (7,302,807)
Net Realized Gain/Loss ..............................     (99,882,786)      81,464,181
Net Unrealized Appreciation/Depreciation During
   the Period .......................................      15,809,507      (35,415,610)
                                                        -------------    -------------
Net Increase/Decrease in Net Assets Resulting
   from Operations ..................................     (86,847,823)      38,745,764
                                                        -------------    -------------
DISTRIBUTIONS:
Net Realized Gain:
   Class A ..........................................     (27,277,853)     (27,087,328)
   Class B ..........................................     (23,246,751)     (24,196,601)
   Class C ..........................................     (11,742,782)     (12,447,392)
                                                        -------------    -------------
Net Decrease in Net Assets Resulting from
   Distributions ....................................     (62,267,386)     (63,731,321)
                                                        -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ..........................................      76,578,116      408,292,208
Distributions Reinvested ............................      42,701,654       46,273,947
Redeemed ............................................    (166,078,112)    (295,695,701)
                                                        -------------    -------------
Net Increase/Decrease in Net Assets Resulting from
   Capital Share Transactions .......................     (46,798,342)     158,870,454
                                                        -------------    -------------
Total Increase/Decrease in Net Assets ...............    (195,913,551)     133,884,897
NET ASSETS--Beginning of Period .....................     984,148,176      850,263,279
                                                        -------------    -------------
NET ASSETS--End of Period (Including accumulated
   net investment loss of $(2,823,389) and $(48,845),
   respectively) ....................................   $ 788,234,625    $ 984,148,176
                                                        =============    =============


SEE NOTES TO FINANCIAL STATEMENTS      21

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                   SIX MONTHS
                                     ENDED
                                   DECEMBER 31,                                YEAR ENDED JUNE 30,
                                      2000#          ------------------------------------------------------------------------
CLASS A SHARES                     (UNAUDITED)         2000#           1999#           1998#           1997            1996
                                   ------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..................      $  23.03         $  23.58        $  21.34        $  17.59        $  14.63        $  12.89
                                    --------         --------        --------        --------        --------        --------
INCOME FROM INVESTMENT
OPERATIONS
  Net Investment Income/Loss .         (0.02)           (0.08)           0.01           (0.02)           0.20            0.27
  Net Realized and
    Unrealized Gain/Loss .....         (2.06)            1.09            3.43            4.84            4.05            1.94
                                    --------         --------        --------        --------        --------        --------
Total from Investment
  Operations .................         (2.08)            1.01            3.44            4.82            4.25            2.21
                                    --------         --------        --------        --------        --------        --------
DISTRIBUTIONS
  Net Investment Income ......            --               --              --           (0.03)          (0.20)          (0.27)
  In Excess of Net Investment
    Income ...................            --               --              --           (0.00)+         (0.00)+         (0.01)
  Net Realized Gain ..........         (1.58)           (1.56)          (1.20)          (1.04)          (1.09)          (0.19)
                                    --------         --------        --------        --------        --------        --------
Total Distributions ..........         (1.58)           (1.56)          (1.20)          (1.07)          (1.29)          (0.47)
                                    --------         --------        --------        --------        --------        --------
NET ASSET VALUE,
  END OF PERIOD ..............      $  19.37         $  23.03        $  23.58        $  21.34        $  17.59        $  14.63
                                    ========         ========        ========        ========        ========        ========
Total Return (1) .............         -8.94%*           4.62%          17.41%          28.26%          30.68%          17.41%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's) ....................      $350,673         $434,766        $343,004        $220,100        $ 34,331        $ 19,674
Ratio of Expenses to
  Average Net Assets .........          1.50%            1.47%           1.49%           1.50%           1.50%           1.50%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets .................         (0.20)%          (0.33)%          0.03%          (0.09)%          1.25%           1.90%
Portfolio Turnover Rate ......           120%*            272%            283%            207%             73%             41%
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss ...      $     --         $     --        $     --        $   0.02        $   0.04        $   0.04
Ratios Before Expense
  Reductions:
  Expenses to Average Net
    Assets ...................            --               --              --            1.58%           1.76%           1.81%
  Net Investment Income/Loss
    to Average Net Assets ....            --               --              --           (0.18)%          0.98%           1.59%
-----------------------------------------------------------------------------------------------------------------------------

*    NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       22      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                   SIX MONTHS
                                      ENDED                                                                          AUGUST 1,
                                   DECEMBER 31,                         YEAR ENDED JUNE 30,                          1995+ TO
                                      2000#          --------------------------------------------------------        JUNE 30,
CLASS B SHARES                     (UNAUDITED)         2000#           1999#           1998#            1997           1996
                                   ------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..................      $  22.48         $  23.23        $  21.20        $  17.59        $  14.63        $  13.37
                                    --------         --------        --------        --------        --------        --------
INCOME FROM INVESTMENT
OPERATIONS
  Net Investment Income/Loss .         (0.10)           (0.25)          (0.14)          (0.17)           0.09            0.15
  Net Realized and
    Unrealized Gain/Loss .....         (2.02)            1.06            3.37            4.83            4.05            1.46
                                    --------         --------        --------        --------        --------        --------
Total from Investment
  Operations .................         (2.12)            0.81            3.23            4.66            4.14            1.61
                                    --------         --------        --------        --------        --------        --------
DISTRIBUTIONS
  Net Investment Income ......            --               --              --           (0.01)          (0.09)          (0.15)
  In Excess of Net
    Investment Income ........            --               --              --           (0.00)++        (0.00)++        (0.01)
  Net Realized Gain ..........         (1.58)           (1.56)          (1.20)          (1.04)          (1.09)          (0.19)
                                    --------         --------        --------        --------        --------        --------
Total Distributions ..........         (1.58)           (1.56)          (1.20)          (1.05)          (1.18)          (0.35)
                                    --------         --------        --------        --------        --------        --------
NET ASSET VALUE,
  END OF PERIOD ..............      $  18.78         $  22.48        $  23.23        $  21.20        $  17.59        $  14.63
                                    ========         ========        ========        ========        ========        ========
Total Return (1) .............         -9.29%*           3.85%          16.50%          27.30%          29.77%          12.29%*
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's) ....................      $293,051         $356,717        $341,908        $269,836        $ 15,331        $  2,485
Ratio of Expenses to
  Average Net Assets .........          2.25%            2.21%           2.24%           2.25%           2.25%           2.25%
Ratio of Net Investment
  Income/Loss
  to Average Net Assets ......         (0.95)%          (1.06)%         (0.72)%         (0.84)%          0.40%           1.18%
Portfolio Turnover Rate ......           120%*            272%            283%            207%             73%             41%*
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss ...      $     --         $     --        $     --        $   0.02        $   0.06        $   0.04
Ratios Before Expense
  Reductions:
  Expenses to Average Net
    Assets ...................            --               --              --            2.33%           2.48%           2.61%
  Net Investment Income/Loss
    to Average Net Assets ....            --               --              --           (0.93)%          0.14%           0.82%
-----------------------------------------------------------------------------------------------------------------------------

*    NON-ANNUALIZED

+    THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.

++   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      23

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                   SIX MONTHS
                                     ENDED
                                   DECEMBER 31,                                YEAR ENDED JUNE 30,
                                      2000#          ------------------------------------------------------------------------
CLASS C SHARES                     (UNAUDITED)         2000#           1999#           1998#           1997            1996
                                   ------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD ..........   $  22.49         $  23.24        $  21.20        $  17.59        $  14.64        $  12.89
                                    --------         --------        --------        --------        --------        --------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income/Loss ......      (0.10)           (0.25)          (0.14)          (0.17)           0.08            0.16
Net Realized and
     Unrealized Gain/Loss .......      (2.01)            1.06            3.38            4.83            4.05            1.94
                                    --------         --------        --------        --------        --------        --------
Total from Investment
   Operations ...................      (2.11)            0.81            3.24            4.66            4.13            2.10
                                    --------         --------        --------        --------        --------        --------
DISTRIBUTIONS
Net Investment Income ...........         --               --              --           (0.01)          (0.09)          (0.15)
In Excess of Net
     Investment Income ..........         --               --              --           (0.00)+         (0.00)+         (0.01)
Net Realized Gain ...............      (1.58)           (1.56)          (1.20)          (1.04)          (1.09)          (0.19)
                                    --------         --------        --------        --------        --------        --------
Total Distributions .............      (1.58)           (1.56)          (1.20)          (1.05)          (1.18)          (0.35)
                                    --------         --------        --------        --------        --------        --------
NET ASSET VALUE,
  END OF PERIOD .................   $  18.80         $  22.49        $  23.24        $  21.20        $  17.59        $  14.64
                                    ========         ========        ========        ========        ========        ========
Total Return (1) ................      -9.29%*           3.80%          16.55%          27.28%          29.67%          16.50%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's) .......................   $144,511         $192,665        $165,351        $127,401        $ 32,425        $ 21,193
Ratio of Expenses to
  Average Net Assets ............       2.25%            2.21%           2.24%           2.25%           2.25%           2.25%
Ratio of Net Investment
  Income/Loss to
  Average Net Assets ............      (0.95)%          (1.06)%         (0.72)%         (0.84)%          0.49%           1.17%
Portfolio Turnover Rate .........        120%*            272%            283%            207%             73%             41%
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
     Investment Income/Loss .....   $     --         $     --        $     --        $   0.02        $   0.04        $   0.04
Ratios Before Expense
  Reductions:
  Expenses to Average Net
    Assets ......................         --               --              --            2.33%           2.47%           2.58%
Net Investment Income/Loss
    to Average Net Assets .......         --               --              --           (0.92)%          0.22%           0.84%
-----------------------------------------------------------------------------------------------------------------------------

*    NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       24      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

     The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small-to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repur-

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

chase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

     At December 31, 2000, for federal income tax purposes, cost of long-and short-term investments is $740,639,557, the aggregate gross unrealized appreciation is $156,920,838 and the aggregate gross unrealized depreciation is $94,927,400, resulting in net unrealized appreciation on long- and short-term investments of $61,993,438.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Permanent book to tax basis differences are not included in ending accumulated net investment loss for the purpose of calculating net investment income/loss per share in the Financial Highlights.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                           % PER ANNUM
First $1 billion ..............................................       0.85%
Next $500 million .............................................       0.80%
Over $1.5 billion .............................................       0.75%

    The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                  CLASS B
                    CLASS A                     AND CLASS C
                MAX. OPERATING                MAX. OPERATING
                 EXPENSE RATIO                 EXPENSE RATIO
                     1.50%                          2.25%

     For the period ended December 31, 2000, the Fund recognized expenses of $16,368 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2000, the Fund recognized expenses of $5,927 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other/professional expenses, respectively, in the statement of operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services Inc., an affiliate of the advisor, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2000, the Fund recognized expenses of $151,449. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

     With respect to its Class A Shares, Class B Shares, Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A Shares and up to 1.00% of the Class B Shares and Class C Shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A Shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B Shares and Class C Shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 2000, the Distributor has advised the Fund that it earned initial sales charges of $107,305 for Class A Shares and deferred sales charges of $462,569 and $13,348 for Class B Shares and Class C Shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $42,363 are included in "Other" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

3.   CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2000, no Class B Shares converted to Class A Shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                           CONTINGENT DEFERRED SALES
                                                          CHARGE ON ASSETS SUBJECT TO
                                                                 SALES CHARGE
                                                          ---------------------------
YEAR OF REDEMPTION                                           CLASS B        CLASS C
First ..................................................       5.00%          1.00%
Second .................................................       4.00%          None
Third ..................................................       3.00%          None
Fourth .................................................       2.50%          None
Fifth ..................................................       1.50%          None
Thereafter .............................................        None          None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                SIX MONTHS ENDED       YEAR ENDED
                                                DECEMBER 31, 2000    JUNE 30, 2000
                                                -----------------    -------------
CAPITAL SHARE TRANSACTIONS
CLASS A
  Shares:
     Subscribed .................................     2,622,575         11,878,707
     Distributions Reinvested ...................       852,808            777,244
     Redeemed ...................................    (4,249,086)        (8,325,235)
                                                   ------------       ------------
  Net Increase/Decrease in Class A
     Shares Outstanding .........................      (773,703)         4,330,716
                                                   ============       ============
  Dollars:
     Subscribed .................................   $56,388,136       $281,234,414
     Distributions Reinvested ...................    16,152,188         17,309,218
     Redeemed ...................................   (91,714,574)      (197,154,804)
                                                   ------------       ------------
  Net Increase/Decrease .........................  $(19,174,250)      $101,388,828
                                                   ============       ============
  Ending Paid in Capital ........................  $377,188,926       $396,402,271+
                                                   ============       ============
CLASS B
  Shares:
     Subscribed .................................       612,098          2,984,461
     Distributions Reinvested ...................       989,251            903,072
     Redeemed ...................................    (1,867,760)        (2,742,195)
                                                   ------------       ------------
  Net Increase/Decrease in Class B
     Shares Outstanding .........................      (266,411)         1,145,338
                                                   ============       ============
  Dollars:
     Subscribed .................................   $12,590,230       $ 68,496,278
     Distributions Reinvested ...................    18,182,440         19,714,070
     Redeemed ...................................   (39,214,367)       (63,715,963)
                                                   ------------       ------------
  Net Increase/Decrease .........................   $(8,441,697)      $ 24,494,385
                                                   ============       ============
  Ending Paid in Capital ........................  $317,058,028       $325,531,802+
                                                   ============       ============
CLASS C
  Shares:
     Subscribed .................................       372,678          2,526,613
     Distributions Reinvested ...................       454,977            423,565
     Redeemed ...................................    (1,705,447)        (1,501,481)
                                                   ------------       ------------
  Net Increase/Decrease in Class C
     Shares Outstanding .........................      (877,792)         1,448,697
                                                   ============       ============
  Dollars:
     Subscribed .................................    $7,599,750       $ 58,561,516
     Distributions Reinvested ...................     8,367,026          9,250,659
     Redeemed ...................................   (35,149,171)       (34,824,934)
                                                   ------------       ------------
  Net Increase/Decrease .........................  $(19,182,395)      $ 32,987,241
                                                   ============       ============
  Ending Paid in Capital ........................  $147,819,550       $167,019,270+
                                                   ============       ============

+    ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
     DIFFERENCES.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

4.   INVESTMENT TRANSACTIONS

For the period ended December 31, 2000, the Fund made purchases of $1,017,298,367 and sales of $1,116,442,990 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
   www.vankampen.com --                       [ILLUSTRATION OF COMPUTER]
   to view a prospectus, select
   DOWNLOAD PROSPECTUS

-  call us at 1(800)341-2911
   weekdays from 7:00 a.m. to 7:00 p.m.
   central time. Telecommunications
   Device for the Deaf (TDD) users,
   call 1(800)421-2833.                       [ILLUSTRATION OF PHONE]

-  e-mail us by visiting
   www.vankampen.com and
   selecting CONTACT US                       [ILLUSTRATION OF ENVELOPES]


*    Closed to new investors

**   Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN AMERICAN VALUE FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY


OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents


INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256
LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2001. ALL RIGHTS RESERVED.

453,555,653                                                           PRESORTED
MSAV SAR 02/01                                                        STANDARD
1467B01-AP-2/01                                                     U.S. Postage
VAN KAMPEN FUNDS INC.                                                   PAID
1 Parkview Plaza                                                     VAN KAMPEN
P.O. Box 5555                                                        INVESTMENTS
Oakbrook Terrace, Illinois 60181-5555

                                  VAN KAMPEN
                              GLOBAL EQUITY FUND


                              SEMIANNUAL REPORT
                              DECEMBER 31, 2000

                         [CURRENCY/FLAG/BOAT COLLAGE]

                                  VAN KAMPEN
                                 INVESTMENTS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     5
                          TOP FIVE COUNTRIES     5
            Q&A WITH YOUR PORTFOLIO MANAGERS     6
                           GLOSSARY OF TERMS     8

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS     9
                        FINANCIAL STATEMENTS    14
               NOTES TO FINANCIAL STATEMENTS    20

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    28
       FUND OFFICERS AND IMPORTANT ADDRESSES    29


     THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE
                             FUND BEING OFFERED.

       NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

[SIDEBAR]
IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT

CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1998--SEPTEMBER 30, 2000)

[BAR CHART]

Sep 98                   3.8%
Dec 98                   5.9%
Mar 99                   3.5%
Jun 99                   2.5%
Sep 99                   5.7%
Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.6%
Sep 00                   2.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1998--DECEMBER 31, 2000)

[LINE CHART]

           INTEREST RATES   INFLATION
Dec 98         4.75%          1.6%
Jan 99         4.75%          1.7%
Feb 99         4.75%          1.7%
Mar 99         4.75%          1.8%
Apr 99         4.75%          2.3%
May 99         4.75%          2.1%
Jun 99          5.0%          2.0%
Jul 99          5.0%          2.1%
Aug 99         5.25%          2.3%
Sep 99         5.25%          2.6%
Oct 99         5.25%          2.6%
Nov 99          5.5%          2.6%
Dec 99          5.5%          2.7%
Jan 00          5.5%          2.7%
Feb 00         5.75%          3.2%
Mar 00          6.0%          3.8%
Apr 00          6.0%          3.1%
May 00          6.5%          3.2%
Jun 00          6.5%          3.7%
Jul 00          6.5%          3.7%
Aug 00          6.5%          3.4%
Sep 00          6.5%          3.5%
Oct 00          6.5%          3.4%
Nov 00          6.5%          3.4%
Dec 00          6.5%          3.4%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                             PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2000)

                                               A SHARES      B SHARES     C SHARES
----------------------------------------------------------------------------------
Six-month total return based on NAV(1)              7.61%        7.26%       7.26%
----------------------------------------------------------------------------------
Six-month total return(2)                           1.40%        2.36%       6.28%
----------------------------------------------------------------------------------
One-year total return(2)                            4.23%        4.66%       8.76%
----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         6.28%        6.76%       7.44%
----------------------------------------------------------------------------------
Commencement date                                10/29/97     10/29/97    10/29/97
----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND CLASS C SHARES AND RULE 12b-1 FEE. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%.

     See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

     Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

     Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2000)

1.   PHILIP MORRIS COMPANIES                                                3.0%
     Manufactures and sells various consumer products.

2.   NESTLE                                                                 2.1%
     Produces food and cosmetics, including name brands Nestea, Nestle, and L'Oreal.

3.   SBC COMMUNICATIONS                                                     2.0%
     Offers telecommunication, Internet access, and cable-television services in the United States.

4.   EXELON                                                                 2.0%
     Distributes electricity and natural gas to customers in Illinois and Pennsylvania.

5.   TOTAL FINA ELF                                                         1.9%
     Explores for and produces oil and natural gas worldwide.

6.   CHASE MANHATTAN                                                        1.9%
     Offers diverse banking services worldwide.

7.   VERIZON COMMUNICATIONS                                                 1.8%
     Provides telecommunications services throughout the United States.

8.   GENERAL DYNAMICS                                                       1.8%
     Provides technical solutions to defense and commercial industries.

9.   ALCOA                                                                  1.8%
     Produces aluminum for the packaging, construction, and transportation industries.

10.  ALBERTSON'S                                                            1.7%
     Operates retail food- and drugstores throughout the United States.

* EXCLUDES SHORT-TERM INVESTMENT AND SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

[BAR CHART]

                   December 31, 2000      June 30, 2000
United States                  38.3%              31.9%
United Kingdom                 16.1%              16.5%
Japan                          10.4%              12.7%
France                          7.3%               7.5%
Switzerland                     4.8%               4.9%

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2000. THE TEAM IS LED BY PORTFOLIO MANAGERS FRANCES CAMPION, MANAGING DIRECTOR, AND PAUL BOYNE, PRINCIPAL, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. THEY HAVE COMANAGED THE FUND SINCE ITS INCEPTION IN 1996. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET CONDITIONS DURING THE PERIOD, AND HOW DID THE FUND PERFORM?

A    Overall, global growth slowed during the past six months. The possibility of a recession and rising energy costs triggered a drop-off in consumer spending, contributing to a climate of uncertainty. In particular, the markets were increasingly anxious about the possibility of weaker future corporate earnings. After technology, media, and telecommunications stocks suffered a correction from their peak in March 2000, profit warnings became increasingly frequent from all sectors of the market, particularly among technology equipment providers and Internet companies.

     On a more positive note, the beleaguered euro began to recover from its all-time low against the U.S. dollar and the Japanese yen. The euro benefited from the prospect of a narrowing discount between U.S. interest rates and European interest rates.

     As investors grew wary of the high valuations and future earnings of many high-growth companies, they sought refuge in the value-oriented stocks in which the fund invests. The fund performed well in this environment, gaining 7.61 percent for the six-month period ended December 31, 2000 (CLASS A SHARES AT NET ASSET VALUE, INCLUDING A 12b-1 FEE OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER). OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     BY COMPARISON, THE FUND'S BENCHMARK, THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (NET DIVIDENDS) DECLINED 10.90 PERCENT FOR THE SAME PERIOD. THE MSCI WORLD INDEX (NET DIVIDENDS) IS A BROAD-BASED, UNMANAGED INDEX COMPOSED OF SECURITIES ON STOCK EXCHANGES OF THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX. THIS INDEX IS A STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT WAS YOUR STRATEGY IN MANAGING THE FUND?

A    In all market climates, we follow a strict stock-selection discipline.
We seek
the stocks of quality business franchises that we believe are trading at a discount to their intrinsic value. This means that before we buy any stock, we thoroughly evaluate the underlying company by appraising its assets and liabilities. We use this process to determine the stock's intrinsic worth and then decide if its current stock price represents a good value.

     In maintaining this discipline, we built exposure to consumer-staples stocks (food, beverages, tobacco, and household products). When the markets turned sour, many investors flocked to sectors they perceived as having defensive characteristics, and the consumer-staples sector was a beneficiary of this trend. During the period, the fund's consumer staples holdings contributed significantly to performance. Furthermore, as technology stocks fell precipitously, the portfolio's modest exposure to this sector helped protect the fund.

     On the downside, an underweighting in the financials sector relative to the fund's benchmark index, the MSCI World Index, hindered performance slightly. Financials were boosted toward the end of the reporting period based on heightened investor expectations of a Federal Reserve interest-rate cut.

     Keep in mind that not all sectors in the portfolio performed favorably, and there is no guarantee that any of these sectors will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 5.

Q    HOW WERE THE FUND'S ASSETS DISTRIBUTED GEOGRAPHICALLY?

A    From a regional perspective, the fund had a greater proportion of assets in European stocks than its benchmark (MSCI World Index), while U.S. stocks made up a smaller percentage of assets in the fund than they did in the benchmark. The fund's Japanese stocks represented a similar proportion to that in the index. Of course, we are bottom-up stock pickers. That means the fund's allocations to specific countries result from individual stock-selection decisions, not from a decision to invest a certain amount in a particular country or region.

Q    WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A    Despite considerable declines among global mega-capitalization growth stocks, we struggle to find stocks that we believe represent strong values in this market segment. We are wary of the Federal Reserve's ability to steer the U.S. economy clear of a hard landing. As such, our concern remains that growth expectations for "new-economy" companies are still excessive, not only in the United States but also in Europe.

     In Europe, recent evidence indicates that local economic trends mirror the U.S. slowdown, including a slump in consumer confidence. Europe may present a more stable picture than the United States, however. If the Federal Reserve eases interest rates in the United States, the European Central Bank may follow suit, and a falling interest-rate environment could support consumption in Europe. Given the signs of a slowing world economy and the close relationship of technology and banking profits to economic strength, we instead prefer global-branded consumer-goods companies in the current market environment.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

EURO: The official currency unit for the countries comprising Europe's Economic and Monetary Union.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NEW ECONOMY: Refers to companies among the electronic and high-tech sectors such as the Internet, telecommunications, biochemicals, and semiconductors.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       MARKET
DESCRIPTION                                            SHARES          VALUE
COMMON STOCKS 96.4%
AUSTRALIA 1.9%
CSR Ltd. ..........................................  1,643,230       $ 4,277,592
Westpac Banking Corp., Ltd. .......................    808,178         5,932,415
                                                                     -----------
                                                                      10,210,007
                                                                     -----------
BELGIUM 0.5%
Delhaize Freres et Cie 'Le Lion'
S.A. ..............................................     56,390         2,681,633
                                                                     -----------
CANADA 2.5%
Potash Corp. of Saskatchewan, Inc..................     84,460         6,601,691
TELUS Corp. .......................................    244,524         6,770,156
                                                                     -----------
                                                                      13,371,847
                                                                     -----------
DENMARK 0.6%
Danisco A/S .......................................     79,800         3,284,116
                                                                     -----------
FRANCE 7.3%.
Alcatel (a) .......................................     65,660         3,729,701
Aventis S.A. ......................................    102,660         9,012,196
Groupe Danone (a) .................................     37,630         5,674,107
Lafarge S.A. ......................................     36,030         3,020,880
Pernod-Ricard .....................................    109,160         7,533,012
Total Fina Elf S.A.'B' ............................     69,070        10,272,175
                                                                     -----------
                                                                      39,242,071
                                                                     -----------
GERMANY 2.4%
BASF AG ...........................................    132,735         6,038,054
Bayer AG ..........................................    130,990         6,874,921
                                                                     -----------
                                                                      12,912,975
                                                                     -----------
HONG KONG 1.2%
Hong Kong Electric Holdings Ltd. ..................  1,785,000         6,591,023
                                                                     -----------
IRELAND 1.5%
Bank of Ireland ...................................    339,000         3,357,917
Green Property plc ................................    732,150         4,880,633
                                                                     -----------
                                                                       8,238,550
                                                                     -----------
ITALY 1.5%
ENI S.p.A. ........................................    572,970         3,658,125
Seat Pagine Gialle S.p.A. .........................     39,369            87,788
Telecom Italia S.p.A. .............................    703,020         4,224,404
                                                                     -----------
                                                                       7,970,317
                                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS     9

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                          MARKET
DESCRIPTION                                             SHARES             VALUE
JAPAN  10.4%
DDI Corp ..........................................        379       $ 1,824,631
Fuji Photo Film Co., Ltd. .........................    148,000         6,181,215
Fujitsu Ltd. ......................................    211,000         3,104,622
Hitachi Ltd. ......................................    604,000         5,372,407
Matsushita Electric Industrial Co., Ltd. ..........    117,000         2,790,826
Mitsubishi Electric Corp. .........................    397,000         2,438,541
Mitsui & Co. ......................................    376,000         2,362,115
NEC Corp. .........................................    134,000         2,447,007
Nippon Telegraph & Telephone Corp. ................      1,044         7,507,313
Sankyo Co., Ltd. ..................................    239,000         5,721,800
Sumitomo Bank Ltd. ................................    247,000         2,531,507
Sumitomo Marine & Fire Insurance Co., Ltd. ........    536,000         3,451,568
Tokyo Gas Co. .....................................  1,630,000         4,813,805
Toppan Printing Co., Ltd. .........................    402,000         3,494,889
Toshiba Corp. .....................................    359,000         2,396,470
                                                                     -----------
                                                                      56,438,716
                                                                     -----------
KOREA  0.2%
Samsung Electronics Co. GDR (a) ...................     19,100         1,360,875
                                                                     -----------
NETHERLANDS  4.5%
Akzo Nobel N.V. ...................................     94,780         5,090,149
ING Groep N.V. ....................................     79,638         6,361,589
Koninklijke (Royal) Philips Electronics N.V. (a) ..    126,255         4,625,446
Royal Dutch Petroleum Co. .........................    137,120         8,304,330
                                                                     -----------
                                                                      24,381,514
                                                                     -----------
SINGAPORE  0.6%
United Overseas Bank Ltd. (Foreign) ...............    405,000         3,037,208
                                                                     -----------
SPAIN  1.0%
Iberdrola S.A. ....................................     33,120           415,135
Repsol S.A. .......................................    175,700         2,807,690
Telefonica S.A. ...................................    130,554         2,157,350
                                                                     -----------
                                                                       5,380,175
                                                                     -----------
SWEDEN  1.1%
Nordea AB .................................. .....     781,500         5,918,573
                                                                     -----------
SWITZERLAND  4.8%
Cie Financiere Richemont AG 'A' ...................      1,705         4,559,639
Holderbank Financiere Glarus AG 'B' (Bearer).......      3,403         4,093,677
Nestle S.A. (Registered) ..........................      4,795        11,181,431
Swisscom AG (Registered) ..........................     10,500         2,730,259
Syngenta AG (a) ...................................      1,637            87,859
UBS AG (Registered) ...............................     19,590         3,196,518
                                                                     -----------
                                                                      25,849,383
                                                                     -----------

                                      10       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                          MARKET
DESCRIPTION                                             SHARES             VALUE
UNITED KINGDOM  16.1%
Allied Domecq plc .................................  1,284,190       $ 8,482,962
AstraZeneca Group plc .............................     65,900         3,323,955
BAA plc ...........................................    372,800         3,443,185
Blue Circle Industries plc (a) ....................    701,756         4,625,096
British Aerospace plc .............................    874,240         4,991,028
British Telecom plc ...............................    411,800         3,520,289
Cadbury Schweppes plc .............................  1,288,420         8,915,269
Diageo plc ........................................    663,780         7,440,145
GKN plc ...........................................    234,200         2,474,585
Granada Compass plc (a) ...........................    266,032         2,896,406
Great Universal Stores plc ........................    460,400         3,615,797
Imperial Tobacco Group plc ........................    557,400         5,802,085
Reckitt Benckiser plc .............................    511,543         7,048,701
Rolls-Royce plc ...................................    997,900         2,956,625
Sainsbury (J) plc .................................    967,419         5,739,857
Vodafone AirTouch plc .............................  1,130,400         4,147,435
WPP Group plc .....................................    591,100         7,703,240
                                                                     -----------
                                                                      87,126,660
                                                                     -----------
UNITED STATES  38.3%
Albertson's, Inc. .................................    354,928         9,405,592
Alcoa, Inc. .......................................    283,200         9,487,200
American Home Products Corp. ......................     20,300         1,290,065
BJ's Wholesale Club, Inc. (a) .....................    104,580         4,013,258
Boise Cascade Corp. ...............................    182,410         6,133,536
Borg-Warner Automotive, Inc. ......................    118,330         4,733,200
Bristol-Myers Squibb Co. ..........................     47,800         3,534,213
Cadiz, Inc. (a) ...................................    403,898         3,609,838
Chase Manhattan Corp. .............................    225,526        10,247,338
Deere & Co. .......................................     80,780         3,700,734
Exelon Corp. ......................................    150,281        10,551,229
First Data Corp. ..................................    131,400         6,923,137
General Dynamics Corp. ............................    127,790         9,967,620
GenRad, Inc. (a) ..................................    175,922         1,759,220
Georgia-Pacific Corp. .............................    147,460         4,589,692
Goodrich (B.F.) Co. ...............................    104,900         3,815,738
Honeywell International, Inc. .....................     63,840         3,020,430
Houghton Mifflin Co. ..............................    101,853         4,723,433
Lockheed Martin Corp. .............................     77,784         2,640,767
MBIA, Inc. ........................................     78,370         5,809,176
McGraw-Hill Cos., Inc. ............................     23,300         1,365,963
Mellon Financial Corp. ............................    133,810         6,581,779
Merrill Lynch & Co., Inc. .........................     41,200         2,809,325
MetLife, Inc. .....................................    194,420         6,804,700

SEE NOTES TO FINANCIAL STATEMENTS     11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                          MARKET
DESCRIPTION                                             SHARES             VALUE
NCR Corp. (a) .....................................    173,300       $ 8,513,362
New York Times Co. 'A'.............................     73,040         2,926,165
Northrop Grumman Corp. ............................     31,200         2,589,600
Pharmacia Corp. ...................................    140,290         8,557,690
Philip Morris Cos., Inc. ..........................    373,370        16,428,280
Rockwell International Corp. ......................     68,100         3,243,263
SBC Communications, Inc. ..........................    229,930        10,979,157
Sears, Roebuck & Co. ..............................    220,510         7,662,722
Tupperware Corp. ..................................    173,340         3,542,636
U.S. Bancorp ......................................    176,360         5,147,507
Verizon Communications, Inc. ......................    199,359         9,992,870
Xerox Corp. .......................................     51,300           237,263
                                                                     -----------
                                                                     207,337,698
                                                                     -----------
TOTAL LONG-TERM INVESTMENTS  96.4%
  (Cost $474,276,799) ........................................       521,333,341
                                                                     -----------

                                                         PAR
                                                        VALUE
SHORT-TERM INVESTMENT  3.0%
REPURCHASE AGREEMENT  3.0%

Chase Securities, Inc. 5.60%, dated 12/29/00,
due 1/2/01, to be repurchased at $16,165,052,
collateralized by $12,300,000 U.S. Treasury
Bonds 8.125%, due 8/15/21, valued at $16,441,975
(Cost $16,155,000) ..............................  $16,155,000        16,155,000
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES  99.4%
  (Cost $490,431,799) ........................................       537,488,341
                                                                    ------------
FOREIGN CURRENCY  0.5%
  (Cost $2,687,144) ..........................................         2,716,378
                                                                    ------------
TOTAL INVESTMENTS  99.9%
  (Cost $493,118,943) ........................................       540,204,719
                                                                    ------------
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%...................           528,274
                                                                    ------------
NET ASSETS 100% ..............................................      $540,732,993
                                                                    ============

(a) NON-INCOME PRODUCING SECURITY
GDR GLOBAL DEPOSITARY RECEIPT

                                      12       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

            SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                        PERCENT OF
INDUSTRY                                                    VALUE       NET ASSETS
                                                          ---------    -----------
Consumer Staples ......................................  $103,227,028      19.1%
Financials ............................................    76,067,754      14.1
Consumer Discretionary ................................    67,397,206      12.5
Materials .............................................    60,920,348      11.3
Telecommunication Services ............................    53,853,865      10.0
Industrials ...........................................    52,092,781       9.6
Health Care ...........................................    31,439,919       5.8
Information Technology ................................    28,920,928       5.3
Energy ................................................    25,042,320       4.6
Utilities .............................................    22,371,192       4.1
                                                         ------------      ----
                                                         $521,333,341      96.4%


SEE NOTES TO FINANCIAL STATEMENTS     13

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2000
(UNAUDITED)

ASSETS:
Investments in Securities, at Value (Cost $490,431,799) ...................  $ 537,488,341
Foreign Currency (Cost $2,687,144) ........................................      2,716,378
Receivable for:
  Dividends ...............................................................      1,771,331
  Foreign Withholding Tax Reclaim .........................................        717,505
  Investments Sold ........................................................        618,170
  Fund Shares Sold ........................................................        109,192
  Interest ................................................................         10,052
Deferred Organizational Costs .............................................          8,353
Other .....................................................................         55,582
                                                                             -------------
    Total Assets ..........................................................    543,494,904
                                                                             =============
LIABILITIES:
Payable for:
  Distribution Fees .......................................................        796,908
  Fund Shares Redeemed ....................................................        633,680
  Investment Advisory Fees ................................................        460,355
  Bank Overdraft ..........................................................        264,064
  Shareholder Reporting Expenses ..........................................        201,230
  Transfer Agent Fees .....................................................        138,481
  Administrative Fees .....................................................        120,261
  Custody Fees ............................................................         57,079
  Directors' Fees and Expenses ............................................         49,513
  Professional Fees .......................................................         30,713
  Investments Purchased ...................................................          9,627
                                                                             -------------
    Total Liabilities .....................................................      2,761,911
                                                                             -------------
NET ASSETS ................................................................  $ 540,732,993
                                                                             =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ...  $      50,256
Paid in Capital in Excess of Par ..........................................    495,066,495
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations .......................................     47,035,999
Accumulated Net Investment Loss ...........................................       (588,390)
Accumulated Net Realized Loss .............................................       (831,367)
                                                                             -------------
NET ASSETS ................................................................  $ 540,732,993
                                                                             =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $71,585,366 and 6,548,535 Shares Outstanding) .........................  $       10.93
                                                                             =============
    Maximum Sales Charge ..................................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ........................  $       11.60
                                                                             =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $428,270,665 and 39,898,685 Shares Outstanding)* ......................  $       10.73
                                                                             =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $40,876,962 and 3,808,725 Shares Outstanding)* ........................  $       10.73
                                                                             =============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                      14       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2000
(UNAUDITED)

INVESTMENT INCOME:
Dividends ........................................................  $  5,606,811
Interest .........................................................       563,390
Less Foreign Taxes Withheld ......................................      (346,913)
                                                                    ------------
  Total Income ...................................................     5,823,288
                                                                    ------------
EXPENSES:
Investment Advisory Fees .........................................     2,680,338
Distribution Fees (Attributed to Classes A, B and C
  of $87,269, $2,130,611 and $203,911, respectively)..............     2,421,791
Administrative Fees ..............................................       676,792
Transfer Agent Fees ..............................................       222,170
Shareholder Reports ..............................................       177,681
Custodian Fees ...................................................        86,496
Professional Fees ................................................        42,238
Filing and Registration fees .....................................        31,100
Directors' Fees and Expenses .....................................         6,308
Amortization of Organizational Costs .............................         2,320
Other ............................................................        15,452
                                                                    ------------
  Total Expenses .................................................     6,362,686
                                                                    ------------
NET INVESTMENT LOSS ..............................................  $   (539,398)
                                                                    ============
NET REALIZED GAIN/LOSS ON:
Investments ......................................................  $  5,478,054
Foreign Currency Transactions ....................................       (80,784)
                                                                    ------------
Net Realized Gain ................................................     5,397,270
                                                                    ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ........................................    14,463,712
                                                                    ------------
  End of the Period:
    Investments ..................................................    47,056,542
    Foreign Currency Translations ................................       (20,543)
                                                                    ------------
                                                                      47,035,999
                                                                    ------------
Net Unrealized Appreciation During the Period ....................    32,572,287
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN .................................  $ 37,969,557
                                                                    ============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $ 37,430,159
                                                                    ============


SEE NOTES TO FINANCIAL STATEMENTS     15

Statement of Changes in Net Assets
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND YEAR ENDED JUNE 30, 2000 (UNAUDITED)

                                                                       SIX MONTHS ENDED     YEAR ENDED
                                                                      DECEMBER 31, 2000   JUNE 30, 2000
                                                                      -----------------   -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ..................................................   $    (539,398)   $  (1,546,274)
Net Realized Gain ....................................................       5,397,270       56,261,820
Net Unrealized Appreciation/Depreciation
   During the Period .................................................      32,572,287      (46,892,502)
                                                                         -------------    -------------
Net Increase in Net Assets Resulting from Operations .................      37,430,159        7,823,044
                                                                         -------------    -------------
Distributions:
Net Realized Gain:
   Class A ...........................................................      (5,933,768)      (3,981,600)
   Class B ...........................................................     (36,048,947)     (32,257,364)
   Class C ...........................................................      (3,447,314)      (3,351,236)
                                                                         -------------    -------------
Net Decrease in Net Assets Resulting from Distributions ..............     (45,430,029)     (39,590,200)
                                                                         -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ...........................................................      25,599,661      223,168,409
Distributions Reinvested .............................................      42,380,433       37,021,039
Redeemed .............................................................     (85,824,626)    (398,054,833)
                                                                         -------------    -------------
Net Decrease in Net Assets Resulting from Capital
   Share Transactions ................................................     (17,844,532)    (137,865,385)
                                                                         -------------    -------------
Total Decrease in Net Assets .........................................     (25,844,402)    (169,632,541)
NET ASSETS -- Beginning of Period ....................................     566,577,395      736,209,936
                                                                         -------------    -------------
NET ASSETS -- End of Period (Including accumulated
   net investment loss of $(588,390) and $(48,992),
   respectively) .....................................................   $ 540,732,993    $ 566,577,395
                                                                         =============    =============


                                     16        SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                  SIX MONTHS ENDED
                                 DECEMBER 31, 2000#      YEAR ENDED JUNE 30,      OCTOBER 29, 1997*
                                                     -------------------------
CLASS A SHARES                      (UNAUDITED)         2000#          1999#      TO JUNE 30, 1998
                                 ------------------  -------------------------    ----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ...........   $    11.10       $    11.47     $    11.12     $    10.00
                                    ----------       ----------     ----------     ----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income .........         0.02             0.06           0.05           0.06
  Net Realized and
    Unrealized Gain .............         0.79             0.25           0.40           1.08
                                    ----------       ----------     ----------     ----------
Total From Investment
  Operations ....................         0.81             0.31           0.45           1.14
                                    ----------       ----------     ----------     ----------
DISTRIBUTIONS
   Net Investment Income ........         --               --            (0.08)         (0.02)
  In Excess of Net
    Investment Income ...........         --               --            (0.01)            --
  Net Realized Gain .............        (0.98)           (0.68)         (0.01)            --
                                    ----------       ----------     ----------     ----------
Total Distributions .............        (0.98)           (0.68)         (0.10)         (0.02)
                                    ----------       ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD ..   $    10.93       $    11.10     $    11.47     $    11.12
                                    ==========       ==========     ==========     ==========
Total Return (1) ................         7.61%**          3.22%          4.05%         11.38%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)   $   71,585       $   81,714     $   76,731     $   80,508
Ratio of Expenses to
  Average Net Assets ............         1.73%            1.66%          1.65%          1.70%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets ....................         0.44%            0.53%          0.44%         (0.88)%
Portfolio Turnover Rate .........           10%**            47%            40%             4%**

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS    17

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                  SIX MONTHS ENDED
                                 DECEMBER 31, 2000#      YEAR ENDED JUNE 30,      OCTOBER 29, 1997*
                                                     -------------------------
CLASS B SHARES                      (UNAUDITED)         2000#          1999#      TO JUNE 30, 1998
                                 ------------------  -------------------------    ----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ...........   $    10.96       $    11.42     $    11.08     $    10.00
                                    ----------       ----------     ----------     ----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss ....        (0.02)           (0.04)         (0.03)          0.01
  Net Realized and
    Unrealized Gain .............         0.77             0.26           0.39           1.07
                                    ----------       ----------     ----------     ----------
Total From Investment
  Operations ....................         0.75             0.22           0.36           1.08
                                    ----------       ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income .........           --               --          (0.01)            --
  In Excess of Net
    Investment Income ...........           --               --          (0.00)+           --
  Net Realized Gain .............        (0.98)           (0.68)         (0.01)            --
                                    ----------       ----------     ----------     ----------
Total Distributions .............        (0.98)           (0.68)         (0.02)            --
                                    ----------       ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD ..   $    10.73       $    10.96     $    11.42     $    11.08
                                    ==========       ==========     ==========     ==========
Total Return (1) ................         7.26%**          2.24%          3.29%         10.84%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)   $  428,271       $  442,256     $  596,339     $  623,229
Ratio of Expenses to Average
  Net Assets ....................         2.48%            2.41%          2.40%          2.45%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets ....................        (0.30)%          (0.34)%        (0.31)%         0.12%
Portfolio Turnover Rate .........           10%**            47%            40%             4%**

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                                    18         SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                  SIX MONTHS ENDED
                                 DECEMBER 31, 2000#      YEAR ENDED JUNE 30,      OCTOBER 29, 1997*
                                                     -------------------------
CLASS C SHARES                      (UNAUDITED)         2000#          1999#      TO JUNE 30, 1998
                                 ------------------  -------------------------    ----------------
NET ASSET VALUE,

  BEGINNING OF PERIOD ...........   $    10.96       $    11.42     $    11.07     $    10.00
                                    ----------       ----------     ----------     ----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss ....        (0.02)           (0.04)         (0.03)          0.01
  Net Realized and
    Unrealized Gain .............         0.77             0.26           0.40           1.06
                                    ----------       ----------     ----------     ----------
Total From Investment
  Operations ....................         0.75             0.22           0.37           1.07
                                    ----------       ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income .........           --               --          (0.01)            --
  In Excess of Net
   Investment Income ............           --               --          (0.00)+           --
  Net Realized Gain .............        (0.98)           (0.68)         (0.01)            --
                                    ----------       ----------     ----------     ----------
Total Distributions .............        (0.98)           (0.68)         (0.02)            --
                                    ----------       ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD ..   $    10.73       $    10.96     $    11.42     $    11.07
                                    ==========       ==========     ==========     ==========
Total Return (1) ................         7.26%**          2.24%          3.39%         10.74%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)   $   40,877       $   42,607     $   63,140     $   69,572
Ratio of Expenses to
  Average Net Assets ............         2.48%            2.41%          2.40%          2.45%
Ratio of Net Investment
  Income/Loss to
  Average Net Assets ............          (0.30)%            (0.36)%    (0.32)%         0.13%
Portfolio Turnover Rate .........             10%**              47%        40%             4%**

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS        19

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

The Van Kampen Global Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997.

1.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending October 28, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

     At December 31, 2000, for federal income tax purposes, cost of long-and short-term investments is $490,431,799, the aggregate gross unrealized appreciation is $76,053,374 and the aggregate gross unrealized depreciation is $28,996,832, resulting in net unrealized appreciation on long- and short-term investments of $47,056,542.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

Permanent book to tax basis differences are not included in ending accumulated net investment loss for the purpose of presenting net investment income/loss per share in the Financial Highlights.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income and expenses transactions.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $750 million .......................................          1.00%
Next $500 million ........................................          0.95%
Over $1.25 billion .......................................          0.90%

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                           CLASS A             AND CLASS C
                       MAX. OPERATING        MAX. OPERATING
                        EXPENSE RATIO         EXPENSE RATIO
                            1.80%                 2.55%

     For the period ended December 31, 2000, the Fund recognized expenses of $13,482 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2000, the Fund recognized expenses of $7,823 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other/professional expenses, respectively, in the statement of operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services Inc., an affiliate of the advisor, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2000, the Fund recognized expenses of $146,771. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A Shares and up to 1.00% of the Class B Shares and Class C Shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A Shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B Shares and Class C Shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 2000, the Distributor has advised the Fund that it earned initial sales charges of $109,461 for Class A Shares and deferred sales charges of $578,768 and $676 for Class B Shares and Class C Shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $42,566 are included in "Other" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended December 31, 2000, the Fund incurred $7,648 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

3.  CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2000, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First ..................................................      5.00%        1.00%
Second .................................................      4.00%        None
Third ..................................................      3.00%        None
Fourth .................................................      2.50%        None
Fifth ..................................................      1.50%        None
Thereafter .............................................      None         None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                 SIX MONTHS ENDED     YEAR ENDED
                                                 DECEMBER 31, 2000   JUNE 30, 2000
                                                 -----------------   -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ................................      1,644,472       17,302,482
     Distributions Reinvested ..................        515,311          336,380
     Redeemed ..................................     (2,971,441)     (16,969,125)
                                                  -------------    -------------
   Net Increase/Decrease in
     Class A Shares Outstanding ................       (811,658)         669,737
                                                  =============    =============
   Dollars:
     Subscribed ................................  $  18,281,614    $ 188,823,212
     Distributions Reinvested ..................      5,385,000        3,521,901
     Redeemed ..................................    (33,321,466)    (185,892,793)
                                                  -------------    -------------
   Net Increase/Decrease .......................  $  (9,654,852)   $   6,452,320
                                                  =============    =============
   Ending Paid in Capital ......................  $  65,219,985    $  74,820,756+
                                                  =============    =============
CLASS B:
   Shares:
     Subscribed ................................        579,593        2,877,849
     Distributions Reinvested ..................      3,295,103        2,931,584
     Redeemed ..................................     (4,333,657)     (17,652,678)
                                                  -------------    -------------
   Net Decrease in Class B Shares Outstanding...       (458,961)     (11,843,245)
                                                  =============    =============
   Dollars:
     Subscribed ................................  $   6,277,660    $  30,744,324
     Distributions Reinvested ..................     33,807,767       30,429,833
     Redeemed ..................................    (47,206,365)    (188,036,986)
                                                  -------------    -------------
   Net Decrease ................................  $  (7,120,938)   $(126,862,829)
                                                  =============    =============
   Ending Paid in Capital ......................  $ 392,313,325    $ 399,141,563+
                                                  =============    =============
CLASS C:
   Shares:
     Subscribed ................................         96,169          330,119
     Distributions Reinvested ..................        310,689          295,694
     Redeemed ..................................       (486,577)      (2,264,840)
                                                  -------------    -------------
   Net Decrease in Class C Shares Outstanding...        (79,719)      (1,639,027)
                                                  =============    =============
   Dollars:
     Subscribed ................................  $   1,040,387    $   3,600,873
     Distributions Reinvested ..................      3,187,666        3,069,305
     Redeemed ..................................     (5,296,795)     (24,125,054)
                                                  -------------    -------------
         Net Decrease ..........................  $  (1,068,742)   $ (17,454,876)
                                                  -------------    -------------
   Ending Paid in Capital ......................  $  37,583,441    $  38,623,984+
                                                  =============    =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 1999
(UNAUDITED)

4. INVESTMENT TRANSACTIONS:

For the period ended December 31, 2000, the Fund made purchases of $51,286,541 and sales of $108,558,528 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at www.vankampen.com --        [ILLUSTRATION OF COMPUTER]
   to view a prospectus, select DOWNLOAD PROSPECTUS

-  call us at (800) 341-2911 weekdays from 7:00 a.m.
   to 7:00 p.m. central time. Telecommunications     [ILLUSTRATION OF PHONE]
   Device for the Deaf (TDD) users, call
   (800)421-2833.

-  e-mail us by visiting www.vankampen.com and       [ILLUSTRATION OF ENVELOPES]
   selecting CONTACT US

 * Closed to new investors
** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL EQUITY FUND


BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY


OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer and
   Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents


INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C- VAN KAMPEN FUNDS INC., 2001. ALL RIGHTS RESERVED.

465,565,665                                                          PRESORTED
MSGL SAR 02/01                                                        STANDARD
1468B01-AP-2/01                                                     U.S. Postage
VAN KAMPEN FUNDS INC.                                                   PAID
1 Parkview Plaza                                                     VAN KAMPEN
P.O. Box 5555                                                        INVESTMENTS
Oakbrook Terrace, Illinois 60181-5555

                                   VAN KAMPEN
                                 GLOBAL EQUITY
                                ALLOCATION FUND


                               SEMIANNUAL REPORT
                               DECEMBER 31, 2000

                            [GLOBE/CURRENCY COLLAGE]

                                   VAN KAMPEN
                                  INVESTMENTS

                          TABLE OF CONTENTS

                                   OVERVIEW
                     LETTER TO SHAREHOLDERS     1
                          ECONOMIC SNAPSHOT     2

                        PERFORMANCE SUMMARY
                          RETURN HIGHLIGHTS     4

                      PORTFOLIO AT A GLANCE
                           TOP TEN HOLDINGS     5
                         TOP FIVE COUNTRIES     5
           Q&A WITH YOUR PORTFOLIO MANAGERS     6
                          GLOSSARY OF TERMS     8

                             BY THE NUMBERS
                    YOUR FUND'S INVESTMENTS     9
                       FINANCIAL STATEMENTS    38
              NOTES TO FINANCIAL STATEMENTS    45

                     VAN KAMPEN INVESTMENTS
             THE VAN KAMPEN FAMILY OF FUNDS    54
      FUND OFFICERS AND IMPORTANT ADDRESSES    55

       THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE
                               FUND BEING OFFERED.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

[SIDEBAR]
IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
Economic growth, which sped toward near-record highs in 1999, slowed to a more sustainable pace in 2000. Gross domestic product, the primary measure of economic growth, was up a modest 2.2 percent for the third quarter on an annualized basis--the latest figures available at the time this report was printed. Both business and consumer demand and spending on exports eased as concerns about the cooling economy mounted--and, in December, U.S. manufacturing activity dropped to its lowest monthly level in nearly 10 years. All of these factors pointed to a slowing economy, although industry analysts disagree about whether this suggests a "soft landing" or a recession.

CONSUMER SPENDING AND EMPLOYMENT
Concerns about a weakening stock market and cooling economy overshadowed the holiday shopping period as consumer spending eased into a more moderate pace. These concerns, coupled with rising energy prices, helped keep spending in check and inflation worries at bay.

The jobless rate continued to hold at historically low levels, remaining at 4.0 percent in December for the second consecutive month. Growth in overall compensation costs (such as wages and benefits) continued to slow, further relieving inflationary pressures.

INTEREST RATES AND INFLATION
The consumer price index, a common measure of the inflation rate, rose a moderate 3.4 percent for the 12 months ended December 31, 2000. At the beginning of the year, in an effort to ward off inflation, the Federal Reserve attempted to curb economic growth with three interest-rate hikes. By the latter half of the year, the economy began to show signs that the Fed's efforts had achieved the desired effects. With inflation concerns subsiding, Fed policymakers gathered for their December meeting and opted not to change interest rates--but they did suggest future rate cuts were possible. (Note: The Federal Reserve surprised many observers on January 3, 2001, by announcing an interest-rate cut of 0.50 percent prior to its scheduled late-January meeting.)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1998--SEPTEMBER 30, 2000)

[BAR CHART]

Sep 98                   3.8%
Dec 98                   5.9%
Mar 99                   3.5%
Jun 99                   2.5%
Sep 99                   5.7%
Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.6%
Sep 00                   2.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1998--DECEMBER 31, 2000)

[LINE CHART]

          Interest Rates  Inflation
Dec 98         4.75%        1.6%
Jan 99         4.75%        1.7%
Feb 99         4.75%        1.7%
Mar 99         4.75%        1.8%
Apr 99         4.75%        2.3%
May 99         4.75%        2.1%
Jun 99          5.0%        2.0%
Jul 99          5.0%        2.1%
Aug 99         5.25%        2.3%
Sep 99         5.25%        2.6%
Oct 99         5.25%        2.6%
Nov 99          5.5%        2.6%
Dec 99          5.5%        2.7%
Jan 00          5.5%        2.7%
Feb 00         5.75%        3.2%
Mar 00          6.0%        3.8%
Apr 00          6.0%        3.1%
May 00          6.5%        3.2%
Jun 00          6.5%        3.7%
Jul 00          6.5%        3.7%
Aug 00          6.5%        3.4%
Sep 00          6.5%        3.5%
Oct 00          6.5%        3.4%
Nov 00          6.5%        3.4%
Dec 00          6.5%        3.4%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                              PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2000)

                                                 A SHARES     B SHARES    C SHARES
----------------------------------------------------------------------------------
Six-month total return based on NAV(1)             -5.93%       -6.33%      -6.32%
----------------------------------------------------------------------------------
Six-month total return(2)                         -11.33%      -10.21%      -7.10%
----------------------------------------------------------------------------------
One-year total return(2)                          -14.46%      -13.72%     -10.74%
----------------------------------------------------------------------------------
Five-year average annual total return(2)           10.66%       10.93%      11.15%
----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        11.83%       11.91%      11.83%
----------------------------------------------------------------------------------
Commencement date                                  1/4/93       8/1/95      1/4/93
----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND CLASS C SHARES AND RULE 12b-1 FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2000)

1.   EXXON MOBIL                                                            2.0%
     Explores for and produces petroleum
     and petrochemicals worldwide.

2.   GENERAL ELECTRIC                                                       1.8%
     Produces appliances, lighting products,
     aircraft engines, and plastics.

3.   ROYAL DUTCH PETROLEUM                                                  1.4%
     Explores for and produces oil and
     natural gas, and manufactures
     chemicals.

4.   VODAFONE AIRTOUCH                                                      1.1%
     Operates wireless communications
     networks in the United Kingdom and
     the United States.

5.   NESTLE                                                                 1.0%
     Produces food and cosmetics, including
     name brands Nestea, Nestle, and L'Oreal.

6.   AMERICAN INTERNATIONAL
     GROUP (AIG)                                                            1.0%
     Provides insurance and other financial
     services worldwide.

7.   MERCK                                                                  1.0%
     Develops human and animal health-care
     products.

8.   CITIGROUP                                                              0.9%
     Provides financial services to consumer
     and corporate customers around
     the world.

9.   BP AMOCO                                                               0.8%
     Explores for and produces oil and
     natural gas, and manufactures
     petrochemicals.

10.  ALLIANZ                                                                0.8%
     Provides insurance and other financial
     services worldwide.

* EXCLUDES SHORT-TERM INVESTMENT AND SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

[BAR CHART]

TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

                                           December 31, 2000       June 30, 2000
United States                                          40.6%               38.4%
United Kingdom                                         10.5%                6.9%
Japan                                                   6.7%               10.4%
Germany                                                 5.6%                5.5%
Netherlands                                             4.7%                4.4%

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2000. THE TEAM IS CO-LED BY PORTFOLIO MANAGERS BARTON M. BIGGS AND ANN D. THIVIERGE, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC., WHO HAVE MANAGED THE FUND SINCE 1995. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q    HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED?

A    During the second half of 2000, global economies were sluggish and stock markets were volatile. After an unprecedented period of growth, particularly in the technology, media, and telecommunications (TMT) sectors, the U.S. markets lost steam amid increasingly turbulent trading. The possibility of a U.S. recession cast a shadow across most global markets. Japan--the worst-performing major global market during the past six months--suffered from a sell-off in TMT stocks, stalled reforms, and a lack of confidence in the Japanese government. The rest of Asia, which relies heavily on exports to the United States, also reacted poorly to the slowdown in U.S. growth. Meanwhile, a weakening euro, high energy prices, and TMT malaise took a toll on European markets, especially in the third quarter of 2000.

Q    HOW DID THE FUND PERFORM IN THESE MARKET CONDITIONS?

A    The global markets did not enjoy a strong second half of 2000, and the fund was affected by this weakness, especially in Japan. While the fund was not significantly invested in Japanese companies during this reporting period, the fund's positions in Japanese stocks hindered its performance.

     Though the fund did not entirely escape the global downturn, its limited TMT holdings did offer some protection. For example, our analysis indicated that many European TMT stocks were overvalued, especially given their weakening earnings prospects. We decreased the fund's positions in these sectors--a move that proved advantageous during the reporting period.

     As a result, the fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index (net dividends). For the six-month period ended December 31, 2000, the fund declined 5.93 percent (CLASS A SHARES AT NET ASSET VALUE, INCLUDING A 12b-1 FEE OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BY COMPARISON, THE

MSCI WORLD INDEX (NET DIVIDENDS) GENERATED A TOTAL RETURN OF -10.90 PERCENT FOR THE SAME PERIOD. THIS BROAD-BASED, UNMANAGED INDEX IS COMPOSED OF SECURITIES ON STOCK EXCHANGES OF THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX. THIS INDEX IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND IN THIS ENVIRONMENT?

A    We held a defensive stance, which means we sought investments that we believed could have less downside risk than other areas of the market. We recognized indications of risk in certain markets and sectors in time to reduce the fund's exposure to those areas. For example, we decreased exposure to Asia, especially Japan, Singapore, and Hong Kong. In turn, we increased the fund's positions in the United Kingdom, Switzerland, and the Netherlands, which we believed to be less volatile than Asia.

     When U.S. market valuations improved following the sell-off, we increased the fund's U.S. holdings. However, the fund's U.S. position remains underweighted relative to its benchmark. Within the domestic stock holdings, we sold TMT stocks and invested those assets in what we believe to be defensive, value-oriented sectors such as pharmaceuticals, energy, and financials. In addition, we invested in small- to mid-sized U.S. companies, which generally performed better than large companies did during the period.

Q    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A    We believe that the U.S. economic situation will continue to play a significant role in determining the strength of the global markets. The United States represents one-third of the world's economy and, as such, is a leader in the financial markets. With the recent volatility in the U.S. stock market, investors have begun to question whether the Federal Reserve Board can engineer a soft landing in the economy. By the end of the reporting period, economists began to increase the probability of U.S. recession.

     The global economy peaked over the summer of 2000 and has been slowing ever since. While no economy is immune from a U.S. recession, we believe Europe is showing signs of resilience and anticipate that the euro may continue to strengthen relative to the U.S. dollar.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

DEFENSIVE INVESTMENT STRATEGY:
A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

EURO: The official currency unit for the countries comprising Europe's Economic and Monetary Union.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

RECESSION: A period of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
COMMON STOCKS  84.4%
AUSTRALIA  1.2%
Amcor Ltd. .......................................................         38,450   $    112,199
AMP Ltd. .........................................................         42,589        479,124
Australian Gas Light Co., Ltd. ...................................         22,138        156,715
Brambles Industries Ltd. .........................................          9,544        223,012
Broken Hill Proprietary Co., Ltd. ................................         66,080        696,891
Coca-Cola Amatil Ltd. ............................................         28,429         74,053
Coles Myer Ltd. ..................................................         48,499        188,229
Commonwealth Bank of Australia ...................................         12,821        220,437
CSL Ltd. .........................................................          3,168         68,844
CSR Ltd. .........................................................         12,854         33,461
Faulding (F.H.) & Co., Ltd. ......................................          3,800         24,966
Fosters Brewing Ltd. .............................................         79,124        207,777
General Property Trust ...........................................         64,353         99,066
Goodman Fielder Ltd. .............................................         54,053         37,891
Leighton Holdings Ltd. ...........................................         11,930         41,881
Lend Lease Corp., Ltd. ...........................................         24,193        225,317
Mayne Nickless Ltd. ..............................................         16,940         55,039
M.I.M. Holdings Ltd. .............................................         27,184         17,544
National Australia Bank Ltd. .....................................         65,112      1,043,644
News Corp., Ltd. .................................................         82,125        639,663
Normandy Mining Ltd. .............................................         89,060         48,062
OneSteel Ltd. (a) ................................................         11,669          6,167
Orica Ltd. .......................................................          5,646         18,093
Pacific Dunlop Ltd. ..............................................         46,862         39,108
PaperlinX Ltd. ...................................................          9,831         18,099
QBE Insurance Group Ltd. .........................................         18,537        101,996
Rio Tinto Ltd. ...................................................          9,394        153,848
Santos Ltd. ......................................................         26,339         88,215
Schroders plc ....................................................         17,133         23,353
Southcorp Ltd. ...................................................         27,923         76,028
Stockland Trust Group ............................................         14,035         30,468
Suncorp-Metway Ltd. ..............................................         13,823         82,880
TABCORP Holdings Ltd. ............................................         14,228         86,867
Telstra Corp., Ltd. ..............................................         93,105        332,705
Wesfarmers Ltd. ..................................................          8,410         75,714
Westfield Trust ..................................................         62,733        118,525
Westpac Banking Corp., Ltd. ......................................         82,796        607,764


SEE NOTES TO FINANCIAL STATEMENTS      9

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
AUSTRALIA (CONTINUED)
WMC Ltd. .........................................................         92,038   $    392,079
Woolworths Ltd. ..................................................         50,579        236,936
                                                                                    ------------
                                                                                       7,182,660
                                                                                    ------------
AUSTRIA  0.3%
Austria Tabakwerke AG ............................................          3,719        206,188
Bank Austria AG ..................................................          7,335        403,567
Boehler-Udderholm AG .............................................          1,232         39,907
BWT AG ...........................................................          2,850         94,591
Flughafen Wein AG ................................................          3,589        135,799
Generali AG ......................................................          1,197        205,666
Lenzing AG .......................................................            211         15,849
Mayr-Melnhof Karton AG ...........................................          2,026         89,328
Oesterreichische Brau-Beteiligungs AG ............................          1,548         66,857
Oesterreichish Elektrizitaets 'A' ................................          5,159        523,127
VA Technologies AG ...............................................          2,535         76,139
Wienerberger Baustoffindustrie AG ................................         11,680        209,786
                                                                                    ------------
                                                                                       2,066,804
                                                                                    ------------
BELGIUM  0.0%
Solvay S.A. ......................................................            606         33,797
UCB S.A. .........................................................            386         14,308
                                                                                    ------------
                                                                                          48,105
                                                                                    ------------
CANADA  1.9%
Abitibi-Consolidated, Inc. .......................................          9,450         86,899
Agrium, Inc. .....................................................          5,050         72,854
Alberta Energy Co., Ltd. .........................................          4,400        210,515
Alcan Aluminum Ltd. ..............................................         11,650        398,632
Alcatel Canada, Inc. (a) .........................................            500         27,854
Anderson Exploration Ltd. (a) ....................................          3,100         70,337
Ballard Power Systems, Inc. (a) ..................................            800         50,376
Bank of Montreal .................................................          3,700        193,790
Bank of Nova Scotia ..............................................          7,600        218,778
Barrick Gold Corp. ...............................................         15,000        245,985
BCE, Inc. ........................................................         15,500        447,225
Biovail Corp. (a) ................................................          1,200         46,698
Bombardier, Inc. 'A' .............................................         40,600        626,301
Brascan Corp. 'A' ................................................          4,000         58,506
Cameco Corp. .....................................................          1,300         22,739
Canadian Imperial Bank of Commerce ...............................         18,600        576,331
Canadian Natural Resources Ltd. (a) ..............................          3,500         96,788
Canadian Pacific Ltd. ............................................          8,100        230,742
Canadian Tire Corp. 'A' ..........................................          2,200         27,267
Celestica, Inc. (a) ..............................................            800         43,180


                                       10      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
CANADA (CONTINUED)
C.I. Fund Management, Inc. .......................................         13,200   $    144,692
Cognos, Inc. (a) .................................................            800         14,926
Cominco Ltd. .....................................................          3,163         52,797
Dofasco, Inc. ....................................................          3,700         49,557
Domtar, Inc. .....................................................          2,300         20,767
Fairfax Financial Holdings Ltd. (a) ..............................            200         30,452
Four Seasons Hotels, Inc. ........................................            800         50,803
George Weston Ltd. ...............................................          4,900        274,599
Gulf Canada Resources Ltd. (a) ...................................         22,200        113,167
Imperial Oil Ltd. ................................................         16,500        433,748
Inco Ltd. (a) ....................................................          7,850        131,295
Mackenzie Financial Corp. (a) ....................................          4,100         74,449
Magna International, Inc. 'A' (a) ................................          1,800         75,445
MDS, Inc. 'B' ....................................................          9,500        140,534
National Bank of Canada ..........................................          3,300         58,493
Nexen, Inc. (a) ..................................................          5,100        125,741
Noranda, Inc. ....................................................         11,950        119,046
Nortel Networks Corp. ............................................         84,664      2,722,091
Petro-Canada .....................................................         10,300        261,841
Placer Dome, Inc. ................................................         18,500        178,134
Placer Dome, Inc. ADR ............................................          4,460         42,928
Potash Corp. of Saskatchewan, Inc. ...............................          1,900        148,511
Power Corp. of Canada ............................................          8,100        199,707
QLT, Inc. (a) ....................................................            600         16,812
Quebecor, Inc. 'B' ...............................................          5,200         86,626
Rogers Communication, Inc. 'B' ...................................          7,400        124,755
Royal Bank of Canada .............................................          8,700        294,792
Sun Life Financial Services of Canada, Inc. ......................          2,500         66,636
Suncor Energy, Inc. ..............................................          8,100        138,648
Talisman Energy, Inc. (a) ........................................          4,300        159,456
Thomson Corp. ....................................................         19,800        757,327
TransAlta Corp. ..................................................          3,300         48,377
Transcanada Pipelines Ltd. .......................................         15,044        172,424
Westcoast Energy, Inc. ...........................................          3,700         89,254
                                                                                    ------------
                                                                                      11,170,627
                                                                                    ------------
DENMARK  0.0%
Novo-Nordisk A/S (a) .............................................            200         35,869
Novozymes A/S (a) ................................................            300          6,003
                                                                                    ------------
                                                                                          41,872
                                                                                    ------------
FINLAND  0.7%
Hartwall Wind Systems A/S ........................................          2,587         49,793
Kesko Oyj ........................................................          7,181         72,479
Metra Oyj 'B' ....................................................          2,750         50,865


SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
FINLAND (CONTINUED)
Metso Oyj ........................................................          6,423   $     71,763
Nokia Oyj (a) ....................................................         62,378      2,781,908
Nordic Baltic Holding AB GDR .....................................         28,692        226,286
Outokumpu Oyj ....................................................          5,090         38,471
Raisio Group plc .................................................          6,660         12,256
Sampo Insurance Co., Ltd. 'A' ....................................          4,372        236,029
Sanitec Oyj ......................................................            557          4,445
Sonera Group Oyj .................................................         19,598        355,130
Tieto Corp. ......................................................          2,951         83,952
UPM-Kymmene Corp. ................................................         12,886        442,204
                                                                                    ------------
                                                                                       4,425,581
                                                                                    ------------
FRANCE  3.1%
Accor S.A ........................................................          1,980         83,656
Alcatel (a) ......................................................         14,086        800,131
Aventis S.A ......................................................         10,420        914,739
Axa ..............................................................          3,452        499,125
BIC Corp. ........................................................            643         25,289
BNP Paribas ......................................................          2,465        216,395
Bouygues S.A (a) .................................................          8,137        368,620
Canal Plus .......................................................          1,288          4,620
Cap Gemini S.A ...................................................          1,817        293,087
Carrefour S.A ....................................................          7,188        451,494
Casino Guichard Perrachon ........................................            800         80,670
Cie de Saint-Gobain ..............................................          1,041        163,518
Dassault Systemes S.A ............................................          3,172        217,407
Eridania Beghin-Say S.A ..........................................            451         39,211
Essilor International ............................................            141         46,004
France Telecom S.A ...............................................         25,762      2,224,073
Gecina ...........................................................          3,970        380,197
Groupe Danone (a) ................................................          6,932      1,045,253
Havas Advertising S.A. (a) .......................................          2,879         40,666
Imerys S.A .......................................................            210         23,857
Klepierre ........................................................          6,048        568,413
L'air Liquide ....................................................          1,645        245,419
L'Oreal (a) ......................................................          6,880        589,762
Lafarge S.A ......................................................          1,025         85,940
Lagardere S.C.A. .................................................          1,495         86,746
LVMH Moet Hennessy Louis Vuitton .................................          4,605        304,815
Lyonnaise des Eaux S.A ...........................................          1,493        272,645
Michelin (C.G.D.E.) 'B' ..........................................          2,247         81,329
Pechiney S.A. ....................................................            996         45,532
Pernod-Ricard ....................................................            742         51,205
Pinault-Printemps-Redoute ........................................          1,235        265,417


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
FRANCE (CONTINUED)
PSA Peugeot Citroen S.A. .........................................            329   $     74,846
Sagem (a) ........................................................            263         35,163
Sanofi-Synthelabo S.A. ...........................................          7,696        513,027
Schneider S.A. ...................................................          1,810        132,044
Silic ............................................................          1,790        274,614
Simco S.A. (Registered) ..........................................          8,570        592,210
Societe Fonciere Lyonnaise (a) ...................................         11,100        300,355
Societe Generale (a) .............................................          2,340        145,443
Sodexho S.A. .....................................................            650        120,409
Sophia (ex-SFI) ..................................................          6,770        190,690
STMicroelectronics N.V. (a) ......................................          8,526        372,234
Thomson CSF S.A. .................................................          1,735         83,160
Total Fina Elf S.A. 'B' ..........................................         21,223      3,156,310
Unibail ..........................................................          6,960      1,108,942
Usinor Sacilor ...................................................          4,218         55,681
Valeo S.A. .......................................................            935         41,751
Vivendi Universal S.A. (a) .......................................          7,517        494,743
Vivendi Universal S.A. ADR (a) ...................................          9,920        647,900
                                                                                    ------------
                                                                                      18,854,757
                                                                                    ------------
GERMANY  5.4%
Adidas-Salomon AG ................................................          1,633         99,353
Allianz AG .......................................................         12,892      4,865,911
BASF AG ..........................................................         27,450      1,248,688
Bayer AG .........................................................         32,800      1,721,486
Bayerische Hypo-und Vereinsbank AG ...............................          9,300        522,158
Beiersdorf AG ....................................................          8,250        855,922
Bilfinger & Berger Bau AG ........................................          2,150         25,637
Buderus AG .......................................................          1,500         30,913
Continental AG ...................................................          3,883         61,978
Daimler-Chrysler AG ..............................................         59,079      2,509,976
Daimler-Chrysler AG ADR ..........................................              1             41
Deutsche Bank AG .................................................         13,050      1,102,121
Deutsche Telekom AG ..............................................         69,076      2,107,795
Douglas Holding AG ...............................................          3,000        110,133
Dresdner Bank AG .................................................         10,192        444,969
EM.TV & Merchandising AG (a) .....................................          2,500         13,637
E.On AG ..........................................................         48,561      2,954,476
FAG Kugelfischer Georg Schaefer AG ...............................          4,900         33,124
Fresenius Medical Care AG ........................................          2,050        166,490
Heidelberger Zement AG ...........................................          2,935        133,925
IVG Holding AG ...................................................         33,239        405,392
Karstadt AG ......................................................          4,400        135,088
Linde AG .........................................................          5,930        286,734


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
GERMANY (CONTINUED)
Lufthansa AG .....................................................          8,800   $    220,603
MAN AG ...........................................................          4,350        109,661
Merck KGaA .......................................................          2,500        109,147
Metro AG .........................................................         13,807        633,908
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) .......          8,844      3,188,583
Preussag AG ......................................................          7,900        287,791
RWE AG (a) .......................................................         34,754      1,543,419
SAP AG ...........................................................          9,281      1,080,524
Schering AG ......................................................          2,750        155,951
SGL Carbon AG (a) ................................................            200         10,563
Siemens AG .......................................................         30,133      3,996,213
Thyssen AG .......................................................         25,360        397,630
Volkswagen AG ....................................................         12,330        654,656
WCM Beteiligungs-und Grundbesitz AG ..............................          3,850         59,282
                                                                                    ------------
                                                                                      32,283,878
                                                                                    ------------
HONG KONG  0.8%
ASM Pacific Technology Ltd. (a) ..................................          5,000          7,116
Bank of East Asia ................................................         96,163        248,431
Cathay Pacific Airways Ltd. ......................................         80,000        147,698
CLP Holdings Ltd. ................................................         76,500        381,534
Hang Seng Bank Ltd. ..............................................         44,200        595,023
Henderson Land Development Co., Ltd. .............................         32,000        162,878
Hong Kong & China Gas Co., Ltd. ..................................        183,000        268,645
Hutchison Whampoa Ltd. ...........................................         98,000      1,221,906
Hysan Development Co., Ltd. ......................................         24,255         34,207
Johnson Electric Holdings Ltd. ...................................         88,000        135,390
Li & Fung Ltd. (a) ...............................................         66,000        120,158
New World Development Co., Ltd. ..................................         50,000         60,579
Pacific Century CyberWorks Ltd. (a) ..............................        499,000        323,083
Shangri-La Asia Ltd. .............................................         84,000         91,004
Sino Land Co., Ltd. ..............................................         62,907         32,866
South China Morning Post (Holdings) Ltd. .........................         46,000         34,206
Sun Hung Kai Properties Ltd. .....................................         55,000        548,258
Swire Pacific Ltd. 'A' ...........................................         36,500        263,231
Television Broadcasts Ltd. .......................................         11,000         57,823
Wharf Holdings Ltd. ..............................................         55,000        133,627
                                                                                    ------------
                                                                                       4,867,663
                                                                                    ------------
IRELAND  0.0%
CRH plc ..........................................................          2,732         50,840
Smurfit (Jefferson) Group ........................................          7,830         15,438
                                                                                    ------------
                                                                                          66,278
                                                                                    ------------


                                       14      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
ITALY  2.0%
Assicurazioni Generali S.p.A. ....................................         56,537   $  2,245,385
Autogrill S.p.A. .................................................          9,498        116,821
Banca di Roma ....................................................         85,722         93,040
Banco Ambrosiano Veneto ..........................................         97,895        470,596
Banco Popolare di Milano .........................................          6,791         33,793
Benetton Group S.p.A. ............................................         75,710        157,806
Credito Italiano S.p.A. ..........................................         84,090        439,762
Enel S.p.A. ......................................................        470,366      1,828,328
Ente Nazionale Idrocarburi S.p.A. ................................        330,191      2,108,103
Fiat S.p.A. ......................................................          9,136        225,252
Impreglio S.p.A. .................................................         16,292          8,872
Italcementi S.p.A. (a) ...........................................          1,934         16,179
Italgas S.p.A. (a) ...............................................         28,337        263,395
La Rinascente S.p.A. .............................................          9,764         57,663
Mediaset S.p.A. ..................................................         52,052        621,156
Mediobanca S.p.A. ................................................         11,091        125,793
Olivetti Group ...................................................         77,200        184,469
Parmalat Finanziaria S.p.A. ......................................         77,198        125,030
Pirelli S.p.A. ...................................................         98,315        349,846
R.A.S. ...........................................................         25,860        403,289
S.A.I. (a) .......................................................          3,112         61,680
S.A.I. RNC (a) ...................................................              1              9
San Paolo-Imi S.p.A. .............................................         25,133        406,345
Seat-Pagine Gialle S.p.A. ........................................          1,094          2,439
Snia S.p.A. (a) ..................................................         14,807         31,975
Telecom Italia Mobile S.p.A. .....................................        104,429        833,408
Telecom Italia Mobile S.p.A. RNC .................................         12,300         53,700
Telecom Italia S.p.A. ............................................         73,975        818,178
Telecom Italia S.p.A. RNC ........................................          3,431         20,617
                                                                                    ------------
                                                                                      12,102,929
                                                                                    ------------
JAPAN  6.7%
Acom Co., Ltd. ...................................................          3,100        228,336
Advantest Corp. ..................................................          1,900        177,632
Ajinomoto Co., Inc. ..............................................         24,800        321,782
Alps Electric Co., Ltd. ..........................................          1,000         15,221
Amada Co., Ltd. ..................................................          2,000         14,854
Asahi Bank Ltd. ..................................................         57,500        195,435
Asahi Breweries Ltd. .............................................          9,000         91,612
Asahi Chemical Industry Co., Ltd. ................................         29,400        169,028
Asahi Glass Co. Ltd. .............................................         38,600        318,041
Bank of Fukuoka Ltd. .............................................         10,000         42,639
Bank of Tokyo-Mitsubishi Ltd. ....................................         83,600        830,522
Bank of Yokohama .................................................         23,000        104,299


SEE NOTES TO FINANCIAL STATEMENTS     15

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
JAPAN (CONTINUED)
Benesse Corp. ....................................................          2,800   $    103,731
Bridgestone Corp. ................................................         19,000        172,652
Canon, Inc. ......................................................         15,800        552,206
Casio Computer Co., Ltd. .........................................         16,000        134,906
Central Japan Railway Co. ........................................             99        608,100
Chugai Pharmaceutical Co., Ltd. ..................................          7,800        129,489
Chuo Mitsui Trust & Banking Co., Ltd. ............................         15,000         46,134
Citizen Watch Co., Ltd. ..........................................          3,000         21,835
Credit Saison Co., Ltd. ..........................................          1,700         36,317
CSK Corp. ........................................................            500          7,261
Dai Nippon Ink & Chemicals, Inc. .................................          5,000         14,854
Dai Nippon Printing Co., Ltd. ....................................         19,800        294,275
Daiei, Inc. ......................................................         16,800         26,862
Daiichi Pharmaceutical Co., Ltd. .................................          3,000         89,122
Daikin Industries Ltd. ...........................................          3,800         73,045
Daito Trust Construction Co. Ltd. ................................            600         10,747
Daiwa Bank Ltd. ..................................................         56,000         91,498
Daiwa House Industry Co., Ltd. ...................................         19,800        122,831
Daiwa Securities Co., Ltd. .......................................         27,000        281,442
Denso Corp. ......................................................         12,600        271,927
East Japan Railway Co. ...........................................            228      1,334,731
Ebara Corp. ......................................................         11,800        127,949
Eisai Co., Ltd. ..................................................          4,000        139,799
Fanuc Ltd. .......................................................          4,200        285,138
Fuji Photo Film Co., Ltd. ........................................         14,000        584,709
Fuji Soft ABC, Inc. (First Section) ..............................          1,500         96,592
Fujikura Ltd. ....................................................          3,000         22,438
Fujitsu Ltd. .....................................................         40,600        597,382
Furukawa Electric Co., Ltd. ......................................         15,800        275,413
Gunma Bank Ltd. ..................................................          6,000         29,305
Hirose Electric Co., Ltd. ........................................            300         28,834
Hitachi Ltd. .....................................................         61,000        542,578
Honda Motor Co., Ltd. ............................................         13,000        483,879
Hoya Corp. .......................................................          1,000         73,394
Isetan Co., Ltd. .................................................          2,000         21,057
Ito-Yokado Co., Ltd. .............................................         10,000        498,034
Itochu Corp. (a) .................................................         10,000         46,483
Japan Airlines Co., Ltd. .........................................         24,000        109,672
Japan Energy Corp. (a) ...........................................          2,000          3,093
Japan Tobacco, Inc. ..............................................            172      1,331,516
Joyo Bank Ltd. ...................................................         10,000         31,717
Jusco Co., Ltd. ..................................................          7,800        169,017
Kadokawa Shoten Publishing Co., Ltd. .............................            200          5,295
Kajima Corp. .....................................................         43,600        120,762


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
JAPAN (CONTINUED)
Kaneka Corp. .....................................................          4,000   $     37,781
Kansai Electric Power Co., Inc. ..................................         27,600        467,596
KAO Corp. ........................................................         16,800        487,339
Kawasaki Heavy Industries Ltd. (a) ...............................          3,000          3,198
Kawasaki Steel Corp. .............................................         58,000         59,799
Kinden Corp. .....................................................          1,000          5,723
Kinki Nippon Railway Co., Ltd. ...................................         36,600        152,220
Kirin Brewery Co., Ltd. ..........................................         29,600        264,577
Kokuyo Co., Ltd. .................................................          2,000         29,672
Komatsu Ltd. .....................................................         31,600        139,432
Konami Co., Ltd. .................................................          1,300         97,344
Konica Corp ......................................................          3,000         24,509
Kubota Corp. .....................................................         48,400        147,166
Kuraray Co., Ltd. ................................................          4,000         37,326
Kurita Water Industries Ltd. .....................................          1,000         13,062
Kyocera Corp. ....................................................          3,700        403,137
Kyowa Hakko Kogyo Co., Ltd. ......................................          3,800         26,230
Marubeni Corp. ...................................................         13,200         31,140
Marui Co., Ltd. ..................................................          8,000        120,577
Matsushita Electric Industrial Co., Ltd. .........................         42,400      1,011,376
Meiji Seika Kaisha Ltd. ..........................................          4,000         22,822
Minebea Co., Ltd. ................................................          4,000         36,977
Mitsubishi Chemical Corp. ........................................         42,000        110,459
Mitsubishi Corp. .................................................         17,000        125,068
Mitsubishi Electric Corp. ........................................         52,400        321,863
Mitsubishi Estate Co., Ltd. ......................................         23,000        245,173
Mitsubishi Heavy Industries Ltd. .................................         96,000        417,720
Mitsubishi Materials Corp. .......................................         25,600         61,064
Mitsubishi Trust & Banking Corp. .................................         28,000        192,294
Mitsui & Co. .....................................................         18,200        114,336
Mitsui Fire & Marine Insurance Co., Ltd. .........................          6,000         34,338
Mitsui Fudosan Co., Ltd. .........................................         17,000        168,589
Mitsukoshi Ltd. ..................................................         11,800         48,045
Mizuho Holdings, Inc. ............................................            118        729,961
Murata Manufacturing Co., Inc. ...................................          4,000        468,327
Mycal Corp. ......................................................          3,800          8,135
NAMCO Ltd. .......................................................            500          9,174
NEC Corp. ........................................................         28,600        522,272
New OJI Paper Co., Ltd. ..........................................         39,600        204,142
NGK Insulators Ltd. ..............................................         12,800        169,213
NGK Spark Plug Co., Ltd. .........................................          9,000        131,324
Nichiei Co., Ltd. (Kyoto) ........................................            700          3,713
Nidec Corp. ......................................................          1,000         47,182
Nikon Corp. ......................................................          6,000         64,063


SEE NOTES TO FINANCIAL STATEMENTS       17

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
JAPAN (CONTINUED)
Nintendo Co., Ltd. ...............................................          3,000   $    471,560
Nippon COMSYS Corp. ..............................................          1,000         17,912
Nippon Express Co., Ltd. .........................................         24,000        144,692
Nippon Meat Packers, Inc. ........................................          7,800        106,045
Nippon Oil Co. ...................................................         50,600        243,163
Nippon Paper Industries Co., Ltd. ................................          9,000         53,552
Nippon Sheet Glass Co., Ltd. .....................................          4,000         48,720
Nippon Steel Corp. ...............................................        196,000        323,670
Nippon Telegraph & Telephone Corp. ADR ...........................            274      1,970,310
Nippon Yusen Kabushiki Kaisha ....................................         35,400        145,992
Nissan Motor Co., Ltd. (a) .......................................         54,400        312,758
Nisshin Flour Milling Co., Ltd. ..................................          2,000         16,951
Nissin Food Products Co., Ltd. ...................................          1,100         26,815
Nitto Denko Corp. ................................................          2,100         56,881
Nomura Securities Co., Ltd. ......................................         41,000        736,173
NSK Ltd. .........................................................          6,000         36,645
Obayashi Corp. ...................................................         11,000         47,287
Olympus Optical Co., Ltd. ........................................          3,000         51,769
Omron Corp. ......................................................          4,000         83,006
Onward Kashiyama Co., Ltd. .......................................          5,000         41,503
Oriental Land Co., Ltd. ..........................................          1,700        113,630
Orix Corp. .......................................................          1,700        170,223
Osaka Gas Co. ....................................................         64,200        194,647
Pioneer Electronic Corp. .........................................          4,000        106,597
Promise Co., Ltd .................................................          2,500        176,933
Rohm Co., Ltd. ...................................................          1,900        360,245
Sakura Bank Ltd. .................................................         75,200        453,368
Sankyo Co., Ltd. .................................................         10,800        258,558
Sanyo Electric Co., Ltd. .........................................         47,400        393,447
Secom Co., Ltd. ..................................................          6,300        410,092
Sega Enterprises Ltd. ............................................          3,100         30,120
Sekisui Chemical Co., Ltd. .......................................          1,000          2,840
Sekisui House Ltd. ...............................................         20,800        189,917
Sharp Corp. ......................................................         17,600        211,907
Shimamura Co., Ltd. ..............................................            300         16,435
Shimano, Inc. ....................................................          4,000         78,462
Shimizu Corp. ....................................................         36,800        108,680
Shin-Etsu Chemical Co., Ltd. .....................................          6,000        230,668
Shionogi & Co., Ltd. .............................................          3,000         61,075
Shiseido Co., Ltd. ...............................................          9,000        100,262
Shizuoka Bank ....................................................         16,800        152,514
Showa Shell Sekiyu K.K. ..........................................          1,000          4,185
Skylark Co., Ltd. ................................................          5,000        139,799


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
JAPAN (CONTINUED)
SMC Corp. ........................................................          1,700   $    218,349
Softbank Corp. ...................................................          5,100        176,907
Sony Corp. .......................................................         12,600        869,725
Sumitomo Bank Ltd. ...............................................         56,000        573,945
Sumitomo Chemical Co. ............................................         39,200        194,202
Sumitomo Corp. ...................................................         11,400         81,877
Sumitomo Electric Industries Ltd. ................................         27,800        455,196
Sumitomo Marine & Fire Insurance Co., Ltd. .......................          4,000         25,758
Sumitomo Metal Industries Ltd. (a) ...............................         55,400         31,464
Sumitomo Metal Mining Co. ........................................         12,000         62,700
Sumitomo Osaka Cement Co., Ltd. ..................................          3,000         10,013
Taisei Corp., Ltd. ...............................................         28,600         57,225
Taisho Pharmaceutical Co., Ltd. ..................................          9,000        242,988
Taiyo Yuden Co., Ltd. ............................................          4,000        133,508
Takara Shuzo Co., Ltd. ...........................................          2,000         34,880
Takashimaya Co., Ltd. ............................................          4,000         27,156
Takeda Chemical Industries Ltd. ..................................         22,800      1,346,684
Takefuji Corp. ...................................................          3,700        232,765
Teijin Ltd. ......................................................         23,600        121,660
Terumo Corp. .....................................................          5,400        117,955
The 77 Bank Ltd. .................................................          4,000         22,752
Tobu Railway Co., Ltd. ...........................................         21,800         64,000
Toho Co., Ltd. ...................................................            100         13,770
Tohoku Electric Power Co., Ltd. ..................................         12,400        165,442
Tokai Bank Ltd. ..................................................         49,600        214,522
Tokio Marine & Fire Insurance Co., Ltd. ..........................         36,400        416,318
Tokyo Broadcasting System, Inc. ..................................          5,000        147,663
Tokyo Electric Power Co. .........................................         33,600        832,294
Tokyo Electron Ltd. ..............................................          2,900        159,126
Tokyo Gas Co., Ltd. ..............................................         63,200        186,646
Tokyu Corp. ......................................................         24,800        133,480
Toppan Printing Co., Ltd. ........................................         16,800        146,055
Toray Industries, Inc. ...........................................         31,500        118,349
Toshiba Corp. ....................................................         57,000        380,498
Tosoh Corp. ......................................................          4,000         10,939
Tostem Corp. .....................................................          3,000         37,195
Toto Ltd. ........................................................         17,800        126,754
Toyo Seikan Kaisha Ltd. ..........................................          3,000         48,750
Toyota Motor Corp. ...............................................         58,300      1,859,284
Trans Cosmos, Inc. ...............................................            200          8,650
Ube Industries Ltd. ..............................................         27,600         61,976
Uni-Charm Corp. First Section ....................................            900         45,609
World Co., Ltd. ..................................................            400         15,098
Yamanouchi Pharmaceutical Co., Ltd. ..............................          9,000        388,467


SEE NOTES TO FINANCIAL STATEMENTS      19

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
JAPAN (CONTINUED)
Yamato Transport Co., Ltd. .......................................          4,000   $     73,394
Yokogawa Electric Corp. ..........................................          6,000         50,590
                                                                                    ------------
                                                                                      40,015,466
                                                                                    ------------
NETHERLANDS  4.7%
ABN Amro Holdings N.V. ...........................................         39,331        894,390
Aegon N.V. ADR ...................................................             14            580
Aegon N.V. .......................................................         63,513      2,627,392
Akzo Nobel N.V. ..................................................         10,669        572,977
ASM Lithography Holding N.V. .....................................          6,105        138,656
Buhrmann N.V. ....................................................          1,617         43,344
Elsevier N.V. ....................................................         33,127        487,070
Getronics N.V. (a) ...............................................         13,298         78,159
Hagemeyer N.V. ...................................................          6,029        134,439
Heineken N.V. ....................................................         28,186      1,705,588
ING Groep N.V. ...................................................         51,454      4,110,214
KLM Royal Dutch Airlines N.V. (a) ................................            883         20,312
Koninklijke Ahold N.V. ...........................................         34,663      1,118,245
KPN N.V. .........................................................         15,231        175,322
Oce N.V. .........................................................            755         12,051
Philips Electronics N.V. (a) .....................................         68,143      2,496,470
Rodamco Continental Europe N.V. ..................................         17,180        654,888
Royal Dutch Petroleum ............................................        135,350      8,293,218
TNT Post Group N.V. ..............................................         26,367        637,712
Uni-Invest N.V. ..................................................         12,298        129,321
Unilever N.V. ....................................................              1             63
Unilever N.V. CVA ................................................         52,006      3,291,025
Vedior N.V. ......................................................          2,980         35,953
Wolters Kluwer N.V. CVA ..........................................         15,681        427,552
                                                                                    ------------
                                                                                      28,084,941
                                                                                    ------------
NEW ZEALAND  0.0%
Carter Holt Harvey Ltd. ..........................................         20,786         15,084
                                                                                    ------------
NORWAY  0.0%
Norske Skogindustrier A/S 'A' ....................................            650         27,319
                                                                                    ------------
PORTUGAL  0.0%
Electricidade de Portugal S.A. (a) ...............................         34,665        114,565
                                                                                    ------------
SINGAPORE  0.0%
Sembcorp Industries Ltd. .........................................            235            230
Singapore Telecommunications Ltd. ................................         72,490        112,488
United Industrial Corp., Ltd. ....................................          7,000          3,432
United Overseas Bank Ltd. ........................................             80            600
                                                                                    ------------
                                                                                         116,750
                                                                                    ------------


                                      20       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
SPAIN  1.8%
Acerinox S.A. ....................................................          2,484   $     75,797
ACS S.A. .........................................................          2,802         66,033
Altadis S.A. .....................................................          8,964        138,868
Autopistas Concesionaria Espanola S.A. ...........................         13,279        116,073
Azucarere Ebro Agricolas S.A. ....................................          3,766         42,926
Banco Bilbao Vizcaya S.A. (Registered) ...........................        106,748      1,588,572
Banco Santander Central Hispano S.A. .............................         80,934        866,271
Corporacion Mapfre S.A. ..........................................          3,696         70,444
Empresa Nacional de Cellulosas S.A. ..............................             34            555
Endesa S.A. ......................................................         61,719      1,051,752
Fomento de Construcciones y Contratas S.A. .......................          7,528        142,774
Gas Natural SDG S.A. .............................................         27,755        505,546
Grupo Dragados S.A. ..............................................          8,955         97,531
Iberdrola S.A. ...................................................         55,625        697,219
Immobiliaria Metropolitana Vasco Central S.A. ....................         29,825        432,360
Inmobiliaria Colonial S.A. .......................................         29,200        392,046
Prima Inmobiliaria S.A. (a) ......................................         29,360        303,226
Repsol S.A. ......................................................         71,697      1,145,720
Sociedad General de Aguas de Barcelona S.A. ......................          8,737        106,723
Sol Melia S.A. ...................................................          4,941         51,076
Telefonica S.A. ..................................................        114,960      1,899,666
TelePizza S.A. (a) ...............................................         10,943         25,891
Union Electrica Fenosa S.A. ......................................         18,507        339,704
Vallehermoso S.A. ................................................        115,795        704,503
Viscofan Industria Navarra de Envolturas Calulosicas S.A. ........             68            290
Zardoya-Otis S.A. ................................................          2,528         22,192
                                                                                    ------------
                                                                                      10,883,758
                                                                                    ------------
SWEDEN  1.5%
Assidoman AB .....................................................          1,163         23,405
Atlas Copco AB 'A' ...............................................          6,650        145,453
Atlas Copco AB 'B' ...............................................          3,600         75,310
Castellum AB .....................................................         64,110        706,222
Drott AB 'B' .....................................................         46,920        646,076
Electrolux AB 'B' ................................................         15,900        206,308
Hennes & Mauritz AB 'B' ..........................................         42,400        655,692
JM AB 'B' ........................................................         21,400        473,742
NetCom Systems AB 'B' (a) ........................................            910         37,784
OM Gruppen AB ....................................................          3,800         93,782
Sandvik AB (a) ...................................................         14,400        346,235
SCA AB 'B' .......................................................         13,590        288,613
Securitas AB 'B' .................................................         20,200        374,431
Skandia Forsakrings AB ...........................................         53,400        868,224
Skandinaviska Enskilda Banken AB 'A' .............................         13,300        146,510


SEE NOTES TO FINANCIAL STATEMENTS      21

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
SWEDEN (CONTINUED)
Skanska AB 'B' ...................................................          6,500   $    268,510
SKF AB 'B' .......................................................          4,500         67,922
Svenska Handelsbanken 'A' ........................................         14,350        245,474
Svenskt Stal AB 'A' ..............................................          4,200         40,038
Telefonaktiebolaget LM Ericsson AB 'B' ...........................        261,050      2,972,447
Telia AB (a) .....................................................         13,200         67,811
Trelleborg AB 'B' ................................................          7,600         54,740
Volvo AB 'A' .....................................................          4,600         75,522
Volvo AB 'B' .....................................................          9,500        157,478
Wihlborgs Fastigheter AB (a) .....................................         32,800         45,165
Wm-Data AB 'B' (a) ...............................................         13,500         64,776
                                                                                    ------------
                                                                                       9,147,670
                                                                                    ------------
SWITZERLAND  3.5%
ABB Ltd. (New) ...................................................          9,967      1,062,183
Adecco S.A. (Registered) .........................................            785        493,954
Alusuisse-Lonza Holding AG (Registered) ..........................            345        191,548
CS Holding AG (Registered) .......................................          5,210        989,932
Georg Fischer AG (Registered) ....................................             93         26,391
Givaudan (Registered) (a) ........................................            259         68,465
Holderbank Financiere Glarus AG ..................................            192         62,776
Holderbank Financiere Glarus AG 'B' (Bearer) .....................            100        120,296
Lonza AG .........................................................              9          5,230
Nestle S.A. (Registered) .........................................          2,675      6,237,816
Novartis AG (Registered) .........................................          1,956      3,457,088
Roche Holding AG (Bearer) ........................................             70        867,983
Roche Holding AG-Genusshein ......................................            210      2,138,865
Schweizerische Rueckver (Registered) .............................            431      1,032,964
SMH AG (Bearer) ..................................................            169        211,120
Sulzer AG (Registered) (a) .......................................            137         98,799
Swatch Group AG (Registered) .....................................            230         60,019
Swisscom AG (Registered) .........................................          2,149        558,793
Syngenta AG (a) ..................................................          2,319        124,462
UBS AG ...........................................................          7,848      1,280,565
UBS AG ADR .......................................................          1,981        323,695
Valora Holding AG ................................................            150         32,064
Zurich Financial Services AG .....................................          2,598      1,565,852
                                                                                    ------------
                                                                                      21,010,860
                                                                                    ------------
UNITED KINGDOM  10.5%
Abbey National plc ...............................................         34,454        627,682
Amvescap plc .....................................................         27,607        566,894
ARM Holdings plc (a) .............................................         39,648        299,825
AstraZeneca Group plc ............................................         40,364      2,035,935
BAA plc ..........................................................         43,691        403,531


                                       22      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
UNITED KINGDOM (CONTINUED)
Barclays plc .....................................................         46,594   $  1,442,832
Bass plc .........................................................         44,904        489,225
BG Group plc .....................................................        148,773        582,534
Blue Circle Industries plc .......................................          4,589         30,246
BOC Group plc ....................................................         28,360        431,046
Boots Co. plc ....................................................         30,698        279,398
BP Amoco plc .....................................................        606,062      4,891,103
British Aerospace plc ............................................        113,971        650,659
British Airways plc ..............................................         59,768        348,807
British American Tobacco plc .....................................         79,212        603,454
British Land Co. plc .............................................        219,640      1,559,197
British Sky Broadcasting Group plc ...............................         65,146      1,091,414
British Telecommunications plc ...................................        386,602      3,304,883
Bunzl plc ........................................................          2,488         15,245
Cadbury Schweppes plc ............................................         65,024        449,936
Canary Wharf Finance plc (a) .....................................          6,163         44,902
Capita Group plc .................................................         36,618        273,628
Carlton Communications plc .......................................         27,373        249,954
Centrica plc .....................................................        141,495        548,221
Chelsfield plc ...................................................         57,072        308,338
Commercial Union plc .............................................         85,032      1,375,009
Corus Group plc ..................................................         22,153         23,341
Diageo plc .......................................................        119,051      1,334,413
EMI Group plc ....................................................         29,749        244,529
GKN plc ..........................................................         55,797        589,558
GlaxoSmithKline plc (a) ..........................................        141,246      3,989,654
Granada Compass plc (a) ..........................................         61,746        672,256
Grantchester Holdings plc ........................................         69,590        211,645
Great Portland Estates plc .......................................         84,810        370,106
Great Universal Stores plc .......................................         44,093        346,289
Halifax plc ......................................................         56,333        558,599
Hammerson plc ....................................................         73,010        505,195
Hanson plc .......................................................          5,463         37,475
Hays plc .........................................................         69,812        402,729
Hilton Group plc .................................................         85,109        265,838
HSBC Holdings plc ................................................        322,674      4,750,028
Imperial Chemical Industries plc .................................         58,428        482,010
Invensys plc .....................................................        167,917        392,740
Johnson Matthey plc ..............................................          1,089         17,170
Kingfisher plc ...................................................         52,687        391,932
Land Securities plc ..............................................         90,139      1,134,955
Lattice Group plc (a) ............................................        148,773        335,735
Legal & General Group plc ........................................        211,453        583,051
Lloyds TSB Group plc .............................................        127,606      1,350,207


SEE NOTES TO FINANCIAL STATEMENTS        23

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
UNITED KINGDOM (CONTINUED)
Logica plc .......................................................         13,804   $    361,026
Marconi plc ......................................................        108,538      1,166,290
Marks & Spencer plc ..............................................        113,345        315,073
Misys plc ........................................................         25,193        248,496
National Grid Group plc ..........................................         56,007        509,330
National Power plc ...............................................         29,961        112,390
New Dixons Group plc .............................................         68,445        229,132
Nycomed Amersham plc .............................................         26,258        218,777
P&O Princess Cruises plc (a) .....................................         23,741        100,411
Pearson plc ......................................................         20,734        492,693
Peninsular & Oriental Steam Navigation Co. .......................         23,741        112,475
Prudential Corp. plc .............................................         69,130      1,112,700
Psion plc ........................................................          1,651          7,069
Railtrack Group plc ..............................................         18,189        251,447
Reed International plc ...........................................         38,373        401,439
Rentokil Initial plc .............................................         76,920        265,551
Reuters Holdings plc .............................................         53,825        911,402
Rexam plc ........................................................          2,774          9,328
RMC Group plc ....................................................          1,722         15,158
Royal Bank of Scotland Group plc .................................         59,350      1,403,212
Rtz Corp. plc (Registered) .......................................         50,435        887,919
Sainsbury (J) plc ................................................         71,828        426,167
Schroders Property Fund ..........................................         10,426        205,834
Scottish Power plc ...............................................         69,783        551,698
SEMA Group plc ...................................................         15,707         69,190
Slough Estates plc ...............................................        105,990        652,617
Smith & Nephew plc ...............................................          8,271         38,319
Tesco plc ........................................................        263,336      1,073,423
The Sage Group plc ...............................................         46,292        212,220
3i Group plc .....................................................         29,051        537,499
Unilever plc .....................................................         99,302        850,371
United Utilities plc .............................................         28,616        284,398
Vodafone AirTouch plc ............................................      1,749,411      6,418,586
WPP Group plc ....................................................         32,153        419,019
                                                                                    ------------
                                                                                      62,764,012
                                                                                    ------------
UNITED STATES  40.3%
A.G. Edwards, Inc. ...............................................          2,500        118,594
A.H. Belo Corp. 'A' ..............................................          4,200         67,200
Abbott Laboratories ..............................................         46,900      2,271,719
Abercrombie & Fitch Co. 'A' (a) ..................................          3,000         60,000
ACNielsen Corp. ..................................................          2,100         76,125
ADC Telecom, Inc. (a) ............................................         15,600        282,750
Adobe Systems, Inc. ..............................................         28,200      1,640,888


                                       24      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
UNITED STATES (CONTINUED)
AES Corp. (a) ....................................................          8,800   $    487,300
AFLAC, Inc. ......................................................          7,400        534,188
Agilent Technologies, Inc. (a) ...................................          7,004        383,469
AGL Resources, Inc. ..............................................          2,100         46,331
Air Products & Chemicals, Inc. ...................................          2,300         94,300
Airborne, Inc (a) ................................................          2,000         19,500
AK Steel Holding Corp. ...........................................          2,900         25,375
Alaska Air Group, Inc. (a) .......................................          1,100         32,725
Albertson's, Inc. ................................................         15,000        397,500
Alcoa, Inc. ......................................................         48,200      1,614,700
Allegheny Energy, Inc. ...........................................          3,100        149,381
Allegheny Technologies, Inc. .....................................         16,700        265,113
ALLETE ...........................................................          3,000         74,438
Alliant Energy Corp. .............................................          3,800        121,125
Allied Waste Industries, Inc. (a) ................................          5,400         78,638
Allstate Corp. ...................................................         24,300      1,058,569
Alltel Corp. .....................................................          1,005         62,750
Altera Corp. (a) .................................................          9,600        252,600
Amazon.com, Inc. (a) .............................................          4,900         76,256
AMBAC Finacial Group, Inc. .......................................          3,000        174,938
Amercian Electric Power Co., Inc. ................................          6,040        280,860
America Online, Inc. (a) .........................................         27,700        963,960
American Express Co. .............................................         22,600      1,241,588
American Financial Group, Inc. ...................................          2,200         58,438
American Home Products Corp. .....................................         37,900      2,408,545
American International Group, Inc. ...............................         60,805      5,993,093
American Power Conversion Corp. (a) ..............................         13,800        170,775
American Standard Cos., Inc. (a) .................................          2,400        118,350
American Telephone & Telegraph Co. ...............................        112,445      1,946,704
American Water Works, Inc. .......................................          2,400         70,500
Amgen, Inc. (a) ..................................................          7,500        479,531
AMR Corp. (a) ....................................................         11,600        454,575
Analog Devices, Inc. (a) .........................................          8,600        440,213
Anheuser-Busch Cos., Inc. 'A' ....................................         37,800      1,719,900
Apogent Technologies, Inc (a) ....................................          3,300         67,650
Apollo Group, Inc. 'A' (a) .......................................          2,600        127,888
Apple Computer, Inc. (a) .........................................          1,900         28,263
Applera Corp.-Applied Biosystems Group (a) .......................          5,000        470,313
Applied Materials, Inc. (a) ......................................         13,000        496,438
Arch Chemicals, Inc. .............................................          1,200         21,300
Arrow Electronics, Inc. (a) ......................................          3,100         88,738
Arvin Meritor, Inc. ..............................................          1,500         17,063
Associated Banc-Corp .............................................            140          4,253
AT&T Corp. Liberty Media Group 'A' (a) ...........................         44,598        604,860


SEE NOTES TO FINANCIAL STATEMENTS      25

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
UNITED STATES (CONTINUED)
Atmel Corp. (a) ..................................................         14,200   $    165,075
Automatic Data Processing, Inc. ..................................         20,400      1,291,575
Avaya, Inc. (a) ..................................................          1,362         14,046
Avnet, Inc. ......................................................          2,400         51,600
Avon Products, Inc. ..............................................         10,700        512,263
Baker Hughes, Inc. ...............................................         21,000        872,813
Bank of America Corp. ............................................         18,300        839,513
Bank of New York Co., Inc. .......................................          6,900        380,794
Bank One Corp. ...................................................         12,100        443,163
Barnes & Noble, Inc. (a) .........................................          2,100         55,650
Baxter International, Inc. .......................................          7,800        688,838
Beckman Coulter, Inc. ............................................          2,400        100,650
Bed Bath & Beyond, Inc. (a) ......................................          8,000        179,000
BellSouth Corp. ..................................................         56,200      2,300,688
Bergen Brunswig Corp. 'A' ........................................          3,000         47,490
Best Buy Co., Inc. (a) ...........................................          6,000        177,375
Biogen, Inc. (a) .................................................          4,200        252,263
BJ Services Co. (a) ..............................................          2,700        185,963
BJ's Wholesale Club, Inc. (a) ....................................          2,800        107,450
Boeing Co. .......................................................         26,700      1,762,200
Borg-Warner Automotive, Inc. .....................................          1,100         44,000
Bowater, Inc. ....................................................          2,000        112,750
Brinker International, Inc. (a) ..................................          2,500        105,625
Bristol-Myers Squibb Co. .........................................         55,000      4,066,563
Broadcom Corp. (a) ...............................................          2,300        194,350
Broadwing, Inc. (a) ..............................................          4,500        102,656
Burlington Northern Railroad Co. .................................         23,300        659,681
Cabot Corp. ......................................................          2,600         68,575
Cabot Microelectronics Corp. (a) .................................            729         37,862
Cadence Design Systems, Inc. (a) .................................          6,500        178,750
Cambridge Tech Partner, Inc. (a) .................................          1,900          4,988
Campbell Soup Co. ................................................         17,500        605,938
Cardinal Health, Inc. ............................................          1,058        105,403
Carlisle Cos., Inc. ..............................................          1,100         47,231
Carpenter Technology Corp. .......................................          1,200         42,000
Caterpillar, Inc. ................................................          8,200        387,963
CBRL Group, Inc. .................................................          2,500         45,469
Cendant Corp. (a) ................................................         31,100        299,338
Century Telephone Enterprises, Inc. ..............................          3,900        139,425
Chase Manhattan Corp. ............................................          7,150        324,878
Chevron Corp. ....................................................         29,300      2,474,019
Chiron Corp. (a) .................................................          5,500        244,750
Chris-Craft Industries, Inc. (a) .................................          1,591        105,802
Cigna Corp. ......................................................         20,400      2,698,920


                                       26      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
Cintas Corp. .....................................................          4,650   $    247,322
Circle.com (a) ...................................................            525            295
Cisco Systems, Inc. (a) ..........................................        111,900      4,280,175
Citigroup, Inc. ..................................................        103,466      5,283,233
Citrix Systems, Inc. (a) .........................................          5,200        117,000
Clayton Homes, Inc. ..............................................         74,700        859,050
Clorox Co. .......................................................          8,276        293,798
CMS Energy Corp. .................................................          2,800         88,725
CNF Transportation, Inc. .........................................          1,800         60,863
Coastal Corp. ....................................................          4,500        397,406
Coca-Cola Co. ....................................................         73,800      4,497,188
Comdisco, Inc. ...................................................          4,800         54,900
Computer Associates International, Inc. ..........................         12,608        245,856
Comverse Technology, Inc. (a) ....................................          3,900        423,638
Concord EFS, Inc. (a) ............................................          4,350        191,128
Conectiv, Inc. ...................................................          4,100         82,256
Consolidated Edison, Inc. ........................................          4,400        169,400
Constellation Energy Group .......................................         39,800      1,793,488
Convergys Corp. (a) ..............................................          4,400        199,375
Corning, Inc. ....................................................         30,450      1,608,141
Covance, Inc. (a) ................................................          1,800         19,350
COX Communications, Inc. 'A' (a) .................................            831         38,693
Crompton Corp. ...................................................          2,800         29,400
Crown Cork & Seal Co., Inc. ......................................         17,150        127,553
CVS Corp. ........................................................         11,200        671,300
DaVita, Inc. (a) .................................................          2,600         44,525
Dean Foods Co. ...................................................          1,200         36,825
Deere & Co. ......................................................         12,600        577,238
Delhaize America, Inc. ...........................................            659         11,656
Dell Computer Corp. (a) ..........................................         41,500        723,656
Delphi Automotive Systems Corp. ..................................         24,809        279,101
DENTSPLY International, Inc. .....................................          2,300         89,988
Dial Corp. .......................................................          3,200         35,200
Diebold, Inc. ....................................................          1,900         63,413
Dole Food Co., Inc. ..............................................          2,000         32,750
Dollar Tree Stores, Inc. (a) .....................................          2,850         69,825
Dominion Resources, Inc. .........................................          4,900        328,300
Donaldson Co., Inc. ..............................................          3,400         94,563
Dow Chemical Co. .................................................         34,950      1,280,044
DPL, Inc. ........................................................            322         10,686
DTE Energy Co. ...................................................          2,900        112,919
Du Pont (EI) de Nemours Co. ......................................         30,650      1,480,778
Duke Power Co. ...................................................         42,700      3,640,175
Dynergy, Inc. 'A' ................................................          5,800        325,163


SEE NOTES TO FINANCIAL STATEMENTS      27

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
UNITED STATES (CONTINUED)
Eastman Kodak Co. ................................................          6,300   $    248,063
eBay, Inc. (a) ...................................................          6,800        224,400
Edison International .............................................          6,300         98,438
Edwards Lifesciences Corp. (a) ...................................          1,280         22,720
El Paso Energy Corp. .............................................          7,500        537,188
Electronic Arts, Inc. (a) ........................................          4,000        170,500
Electronic Data Systems Corp. ....................................         17,500      1,010,625
Eli Lilly & Co. ..................................................         31,400      2,922,163
EMC Corp. (a) ....................................................         33,000      2,194,500
Energy East Corp. ................................................          3,600         70,875
Enron Corp. ......................................................         31,100      2,585,188
Ensco International, Inc. ........................................          4,200        143,063
Entergy Corp. ....................................................          4,900        207,331
Equity Office Properties Trust ...................................         17,000        554,625
Exelon Corp ......................................................          7,250        509,023
Exxon Mobil Corp. ................................................        140,309     12,198,114
Family Dollar Stores, Inc. .......................................          5,400        115,763
Fastenal Co. .....................................................          1,400         76,825
Federal Signal Corp. .............................................          2,400         47,100
Federal-Mogul Corp. ..............................................          2,000          4,625
FedEx Corp. (a) ..................................................         12,100        483,516
Finova Group, Inc. ...............................................          1,700          1,594
First Data Corp. .................................................         18,900        995,794
First Union Corp. (N.C.) .........................................          9,500        264,219
First Virginia Banks, Inc. .......................................            100          4,800
FirstEnergy Corp. ................................................          4,900        154,656
Fiserv, Inc. (a) .................................................          3,300        156,544
FleetBoston Financial Corp. ......................................            700         26,294
Flowers Industries, Inc. .........................................          3,700         58,275
Ford Motor Co. ...................................................         30,600        717,188
Forest Laboratories, Inc. 'A' (a) ................................          2,500        332,188
Foundation Health Systems 'A' ....................................          6,600        172,838
Foundry Networks, Inc. (a) .......................................            400          6,000
FPL Group, Inc. ..................................................          3,400        243,950
Freddie Mac ......................................................         19,900      1,726,325
Furniture Brands International, Inc. (a) .........................          1,800         37,913
Gannett Co., Inc. ................................................          9,200        580,175
Gap, Inc. ........................................................         23,325        594,788
Gatx Corp. .......................................................          2,600        129,675
General Dynamics Corp. ...........................................          2,400        187,200
General Electric Co. .............................................        223,699     10,723,571
General Motors Corp. .............................................         17,000        865,938
Genuine Parts Co. ................................................         22,800        597,075
Genzyme Corp.-Genzyme Biosurgery Division (a) ....................            260          2,259


                                       28      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
UNITED STATES (CONTINUED)
Genzyme Corp. (a) ................................................          2,400   $    215,850
Georgia-Pacific Corp. ............................................          1,800         56,025
Georgia-Pacific Corp. (Timber Group) .............................          3,100         92,806
Gillette Co. .....................................................         35,400      1,278,825
Global Marine, Inc. (a) ..........................................          7,900        224,163
Grant Prideco, Inc. (a) ..........................................          3,500         76,781
H.J. Heinz Co. ...................................................         21,800      1,034,138
Halliburton Co. ..................................................         61,100      2,214,875
Harley-Davidson, Inc. ............................................          9,400        373,650
Harsco Corp. .....................................................          1,500         37,031
Health Management Associates, Inc. 'A' (a) .......................          7,400        153,550
HEALTHSOUTH Corp. (a) ............................................         20,400        332,775
Herman Miller, Inc. ..............................................          2,500         71,875
Hewlett-Packard Co. ..............................................         33,300      1,051,031
Hibernia Corp. 'A' ...............................................          5,100         65,025
Hillenbrand Industries, Inc. .....................................          2,200        113,300
Hilton Hotels Corp. ..............................................         24,070        252,735
Home Depot, Inc. .................................................         35,400      1,617,338
Homestake Mining Co. .............................................          3,800         15,913
HON INDUSTRIES, Inc. .............................................          2,100         53,550
Hormel Foods Corp. ...............................................          4,800         89,400
Household International, Inc. ....................................         11,600        638,000
Hubbell, Inc. 'B' ................................................          2,900         76,850
IBP, Inc. ........................................................          3,200         85,600
ICN Pharmaceuticals, Inc. ........................................          2,800         85,925
Illinois Tool Works, Inc. ........................................         11,720        698,073
IMC Global, Inc. .................................................          4,000         62,250
Informix Corp. (a) ...............................................          5,600         16,625
Intel Corp. ......................................................        109,700      3,318,425
International Business Machines Corp. ............................         28,500      2,422,500
International Flavors & Fragrances, Inc. .........................          1,250         25,391
International Game Technology (a) ................................          4,000        192,000
International Paper Co. ..........................................         17,865        729,115
Interstate Bakeries Corp. ........................................          2,300         32,344
Intuit, Inc. (a) .................................................          5,100        201,131
IPALCO Enterprises, Inc. .........................................          3,400         82,238
JDS Uniphase Corp. (a) ...........................................         14,300        596,131
Johnson & Johnson ................................................         38,805      4,076,950
Jones Apparel Group, Inc. (a) ....................................          3,300        106,219
Kansas City Southern Industries, Inc (a) .........................          1,650         16,706
Kaydon Corp. .....................................................          1,300         32,338
Keane, Inc. (a) ..................................................          2,000         19,500
Kelly Services, Inc. 'A' .........................................          1,600         37,800
Keyspan Energy Corp. .............................................          4,100        173,738


SEE NOTES TO FINANCIAL STATEMENTS          29

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
UNITED STATES (CONTINUED)
Kimberly-Clark Corp. .............................................         18,000   $  1,272,420
Kinder Morgan, Inc. ..............................................          2,200        114,813
Kroger Co. (a) ...................................................         21,800        589,963
Lancaster Colony Corp. ...........................................          1,900         53,319
Lear Corp. (a) ...................................................          2,100         52,106
Lee Enterprises, Inc. ............................................          2,700         80,494
Legato Systems, Inc. (a) .........................................          2,200         16,363
Leggett & Platt, Inc. ............................................          5,800        109,838
Level 3 Communications, Inc. (a) .................................          5,700        187,031
Lexmark International Group, Inc. (a) ............................          3,300        146,231
Lincare Holdings, Inc. (a) .......................................          2,100        119,831
Linear Technology Corp. ..........................................          7,600        351,500
Litton Industries, Inc. (a) ......................................          1,500        118,031
Lockheed Martin Corp. ............................................            407         13,818
Louisiana-Pacific Corp. ..........................................          1,350         13,669
Lubrizol Corp. ...................................................          3,100         79,825
Lucent Technologies, Inc. ........................................         79,695      1,075,883
Lyondell Petrochemical Co. .......................................          2,900         44,406
Magna Entertainment Corp. 'A' ....................................            560          2,649
Mandalay Resort Group (a) ........................................          3,700         81,169
Manpower, Inc. ...................................................          2,700        102,600
Marsh & McLennan Cos., Inc. ......................................         12,100      1,415,700
Marshall & Ilsley Corp. ..........................................            200         10,166
Martin Marietta Corp. ............................................          1,700         71,910
Masco Corp. ......................................................         18,000        462,375
Maxim Integrated Products, Inc. (a) ..............................          6,600        315,563
MBNA Corp. .......................................................         27,200      1,004,700
McCormick & Co., Inc. ............................................          2,900        104,581
McDonald's Corp. .................................................         42,200      1,434,800
Mckesson Corp. ...................................................          5,183        186,018
MCN Corp. ........................................................          2,400         66,450
Mead Corp. .......................................................          1,100         34,513
Media General, Inc. 'A' ..........................................          1,400         50,960
Medtronic, Inc. ..................................................         21,800      1,316,175
Mercantile Bankshares Corp. ......................................            100          4,319
Merck & Co., Inc. ................................................         61,200      5,729,850
Merrill Lynch & Co., Inc. ........................................         32,000      2,182,000
Microchip Technology, Inc. (a) ...................................          3,600         78,975
Micron Technology, Inc. (a) ......................................          9,200        326,600
Microsoft Corp. (a) ..............................................         98,500      4,284,750
Midas, Inc. ......................................................              1             12
Minnesota Mining & Manufacturing Co. .............................         12,600      1,518,300
Modis Professional Services, Inc. (a) ............................          3,800         15,675
Molex, Inc. ......................................................          6,000        213,000


                                       30      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
UNITED STATES (CONTINUED)
Montana Power Co. ................................................          3,000   $     62,250
Morgan (J.P.) & Co., Inc. ........................................         14,100      2,333,550
Motorola, Inc. ...................................................         52,400      1,061,100
M&T Bank Corp. ...................................................            669         45,492
Murphy Oil Corp. .................................................          2,500        151,094
Mylan Laboratories, Inc. .........................................          3,900         98,231
Nabors Industries, Inc. (a) ......................................          3,400        201,110
National City Corp. ..............................................          9,300        267,375
National Fuel Gas Co. ............................................          1,400         88,113
NCR Corp. (a) ....................................................          3,100        152,288
Networks Associates, Inc. (a) ....................................          3,700         15,494
Newmont Mining Corp. .............................................         19,400        331,013
Nextel Communications, Inc. 'A' (a) ..............................         11,900        294,525
Nike, Inc. 'B' ...................................................         11,600        647,425
NiSource, Inc. (a) ...............................................          1,161          3,193
NiSource, Inc. (a) ...............................................          4,749        146,032
Noble Affiliates, Inc. ...........................................          2,300        105,800
Noble Drilling Corp. (a) .........................................          4,000        173,750
Northeast Utilities ..............................................          4,000         97,000
Nova Corp/Georgia (a) ............................................          2,200         43,863
Nucor Corp. ......................................................            900         35,719
Occidental Petroleum Corp. .......................................          7,300        177,025
Office Depot, Inc. (a) ...........................................         11,250         80,155
Ogden Corp. (a) ..................................................          2,000         30,750
OGE Energy Corp. .................................................          4,400        107,524
Old Kent Financial Corp. .........................................            197          8,618
Old Republic International Corp. .................................          3,100         99,200
Olin Corp. .......................................................          2,400         53,100
Omnicare, Inc. ...................................................          2,800         60,550
Omnicon Group, Inc. ..............................................          5,300        439,237
Oracle System Corp. (a) ..........................................        118,400      3,441,000
Outback Steakhouse, Inc. (a) .....................................          2,400         62,100
Owens-Illinois, Inc. (a) .........................................          1,600          9,100
Oxford Health Plans, Inc. (a) ....................................          2,600        102,700
Pacific Century Financial Corp. (a) ..............................            200          3,537
Pacificare Health Systems (a) ....................................          1,400         21,000
Palm, Inc (a) ....................................................          5,800        164,212
Pentair, Inc. ....................................................          1,500         36,280
PeopleSoft, Inc. (a) .............................................          6,900        256,594
Pfizer, Inc. .....................................................         96,700      4,448,200
PG&E Corp. .......................................................          7,800        156,000
Pharmacia Corp. ..................................................         40,500      2,470,500
Phelps Dodge Corp. ...............................................            900         50,230
Philip Morris Cos., Inc. .........................................         65,500      2,882,000


SEE NOTES TO FINANCIAL STATEMENTS      31

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
UNITED STATES (CONTINUED)
Pinnacle West Capital Corp. ......................................          2,300   $    109,537
Pittston Brinks Group ............................................          1,800         35,774
PMI Group, Inc. ..................................................          1,500        101,530
PNC Bank Corp. ...................................................          4,500        328,780
Potomac Electric Power Co. .......................................          3,000         74,130
PPG Industries, Inc. .............................................          1,900         87,993
PPL Corp. ........................................................          2,900        131,043
Praxair, Inc. ....................................................          1,650         73,218
Procter & Gamble Co. .............................................         19,900      1,560,905
Progress Energy, Inc (a) .........................................          2,900        142,643
Protective Life Corp. ............................................          2,300         74,174
Provident Financial Group ........................................            100          3,750
Public Service Co. of New Mexico .................................          2,600         69,712
Public Service Enterprise Group, Inc. ............................          4,400        213,950
Puget Sound Energy, Inc. .........................................          3,000         83,437
QUALCOMM, Inc. (a) ...............................................         30,250      2,486,171
Quantum Corp.-DLT & Storage Systems (a) ..........................          4,600         61,239
Quantum Corp.-Hard Disk Drive (a) ................................          2,250         18,000
Questar Corp. ....................................................          2,900         87,180
Quintiles Transnational Corp. (a) ................................          2,400         50,250
Qwest Communications International (a) ...........................         30,650      1,256,650
Rayonier, Inc. ...................................................          1,400         55,737
Reader's Digest Association, Inc. (The) 'A' ......................          5,300        207,362
Reliant Energy, Inc. .............................................          5,300        229,555
Reynolds & Reynolds Co. 'A' ......................................          2,700         54,675
Robert Half International, Inc. (a) ..............................          5,600        148,400
Rohm & Haas Co. ..................................................          2,300         83,518
Ross Stores, Inc. ................................................          2,800         47,250
RPM, Inc. ........................................................          4,700         40,243
Sabre Holdings Corp. .............................................          5,962        257,110
Saks, Inc. (a) ...................................................          4,100         41,000
Samina Corp. (a) .................................................            600         45,974
Sara Lee Corp. ...................................................         42,200      1,036,537
SBC Communications, Inc. .........................................         75,698      3,614,580
Scana Corp. ......................................................          1,578         46,650
Schlumberger Ltd. ................................................          6,600        527,587
Schwab (Charles) Corp. ...........................................         25,500        723,562
SCI Systems, Inc. (a) ............................................          3,300         87,037
Sealed Air Corp. (a) .............................................            900         27,449
Sears, Roebuck & Co. .............................................         11,200        389,200
Sempra Energy ....................................................          4,400        102,300
Sensient Technologies Corp (a) ...................................          2,600         59,150
Sepracor, Inc. (a) ...............................................          1,600        128,200
Shaw Industries, Inc. ............................................          4,400         83,324


                                       32      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
UNITED STATES (CONTINUED)
Siebel Systems, Inc. (a) .........................................         10,000   $    677,500
Smith International, Inc. (a) ....................................          1,700        126,755
Solectron Corp. (a) ..............................................          7,300        247,470
Solutia, Inc. ....................................................          3,400         40,800
Sonoco Products Co. ..............................................          3,100         67,037
Sotheby's Holdings, Inc. 'A' (a) .................................          2,100         48,693
Southern Co. .....................................................         50,000      1,662,500
Southtrust Corp. .................................................            300         12,205
Sovereign Bancorp, Inc. ..........................................            300          2,437
SPX Corp. (a) ....................................................          1,200        129,824
St. Paul Cos., Inc. ..............................................              1             54
Staples, Inc. (a) ................................................          4,350         51,383
Starbucks Corp. (a) ..............................................          5,400        238,950
Starwood Hotels & Resorts Worldwide, Inc. ........................         10,200        359,550
Steris Corp. (a) .................................................          2,100         33,862
Stewart Enterprises, Inc. 'A' ....................................          3,600          6,862
Stilwell Financial, Inc. .........................................          6,600        260,287
Stone & Webster, Inc. (a) ........................................          3,700          4,661
Storage Technology Corp. (a) .....................................          3,000         27,000
Stryker Corp. ....................................................          5,600        283,303
SunGard Data Systems, Inc. (a) ...................................          3,000        141,374
Suntrust Banks, Inc. .............................................          5,500        346,500
Sybron Dental Specialties, Inc. (a) ..............................          1,100         18,562
Symbol Technologies, Inc. ........................................          4,050        145,800
Synopsys, Inc. (a) ...............................................          2,000         94,874
T. Rowe Price Associates (a) .....................................          3,500        147,930
Target Corp. .....................................................         22,400        722,400
TCF Financial Corp. ..............................................            100          4,455
Technical Data Corp. (a) .........................................          1,400         37,865
Teco Energy, Inc. ................................................          2,900         93,888
Teledyne Technologies, Inc. (a) ..................................          2,414         57,031
Teleflex, Inc. ...................................................          1,700         75,119
Telephone & Data Systems, Inc. ...................................          2,100        189,000
Tellabs, Inc. (a) ................................................            700         39,550
Temple-Inland, Inc. ..............................................            600         32,175
Tenet Healthcare Corp. (a) .......................................         12,600        559,913
Teradyne, Inc. (a) ...............................................          4,300        160,175
Texas Instruments, Inc. ..........................................         26,900      1,274,388
Tidewater, Inc. ..................................................          2,000         88,750
Tiffany & Co. ....................................................          5,200        164,450
Time Warner, Inc. ................................................         21,400      1,117,936
Tosco Corp. ......................................................          4,600        156,113
Transocean Offshore, Inc. ........................................          5,400        248,400
Trigon Healthcare, Inc. (a) ......................................          1,600        124,500


SEE NOTES TO FINANCIAL STATEMENTS      33

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
UNITED STATES (CONTINUED)
Trinity Industries, Inc. .........................................          1,500   $     37,500
TXU Corp. ........................................................          5,300        234,856
Tyson Foods, Inc. ................................................          6,500         82,875
U.S. Bancorp .....................................................          5,000        145,938
UAL Corp. ........................................................          2,900        112,919
Ultramar Diamond Shamrock Corp. ..................................          2,900         89,538
Union Carbide Corp. ..............................................          1,500         80,719
United Technologies Corp. ........................................         19,348      1,521,237
Universal Corp. ..................................................          1,500         52,500
Unocal Corp. .....................................................          4,800        185,700
UnumProvident Corp. ..............................................          9,700        260,688
USX-Marathon Group ...............................................         18,700        518,925
USX-U.S. Steel Group, Inc. .......................................          1,000         18,000
UtliCorp. United, Inc. ...........................................          3,750        116,250
Ventiv Health, Inc. (a) ..........................................            700          8,794
Verizon Communications, Inc. .....................................         75,600      3,789,450
Viacom, Inc. 'B' (a) .............................................         19,123        894,000
Viad Corp. .......................................................          3,300         75,900
Visteon Corp. ....................................................          4,006         46,069
Vulcan Materials Co. .............................................          6,050        289,644
Wachovia Corp. ...................................................          2,200        127,875
Wal-Mart Stores, Inc. ............................................         77,200      4,101,250
Walgreen Co. .....................................................         21,400        894,788
Wallace Computer Services, Inc. ..................................          2,100         35,700
Walt Disney Co. ..................................................         38,300      1,108,306
Warnaco Group ....................................................          2,100          3,544
Washington Mutual, Inc. ..........................................          4,000        212,250
Washington Post Co. 'B' ..........................................            400        246,750
Waste Management, Inc. ...........................................         31,100        863,025
Water Pik Technologies, Inc. (a) .................................            845          5,915
Watson Pharmaceuticals, Inc. (a) .................................          2,600        133,088
Weatherford International, Inc. (a) ..............................          3,500        165,375
Wells Fargo Co. ..................................................         17,100        952,256
Westpoint Stevens, Inc. ..........................................          2,300         17,226
Weyerhaeuser Co. .................................................          3,650        185,237
Whirlpool Corp. ..................................................          4,400        209,824
Whitman Corp. ....................................................          3,800         62,225
Williams Cos., Inc. ..............................................         13,100        523,181
Wilmington Trust Corp. ...........................................            100          6,206
Wisconsin Energy .................................................          3,100         69,944
Worldcom, Inc. (a) ...............................................         82,900      1,160,600
Xerox Corp. ......................................................          9,500         43,938
Xilinx, Inc. (a) .................................................          7,300        336,713
Yahoo!, Inc. (a) .................................................         14,100        425,424


                                       34      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                        MARKET
DESCRIPTION                                                             SHARES          VALUE
UNITED STATES (CONTINUED)
York International Corp. .........................................          2,200   $     67,513
                                                                                    ------------
                                                                                     242,328,124
                                                                                    ------------
TOTAL COMMON STOCKS
    (Cost $473,809,315) ..........................................                   507,619,703
                                                                                    ------------
PREFERRED STOCKS  0.3%
AUSTRALIA  0.1%
News Corp., Ltd. .................................................         72,933        519,376
                                                                                    ------------
GERMANY  0.2%
RWE AG (a) .......................................................            950         30,772
SAP AG ...........................................................          6,528        931,626
Volkswagen AG ....................................................          1,850         56,451
                                                                                    ------------
                                                                                       1,018,849
                                                                                    ------------
ITALY  0.0%
Fiat S.p.A. (Privilegiate) .......................................          1,625         27,310
                                                                                    ------------
TOTAL PREFERRED STOCKS
    (Cost $1,886,766) ............................................                     1,565,535
                                                                                    ------------
INVESTMENT COMPANY  0.3%
UNITED STATES  0.3%
Latin American Discovery Fund (b) (Cost $2,614,831) ..............        160,800      1,527,600
                                                                                    ------------
                                                                         NO. OF
                                                                        WARRANTS
WARRANTS  0.0%
UNITED STATES  0.0%
Golden State Bancorp, Inc. expiring 12/31/60 (a) (Cost $0) .......          1,000          1,188
                                                                                    ------------
                                                                          PAR
                                                                         VALUE
CONVERTIBLE DEBENTURES  0.0%
FRANCE  0.0%
Casino Guich-Perrachon 4.50%, 7/12/01 ............................     FRF 70,400         65,900
Sodexho S.A. 6.00%, 6/7/04 .......................................          3,811          3,672
                                                                                    ------------
                                                                                          69,572
                                                                                    ------------
PORTUGAL  0.0%
Jeromimo Martins & Filho (a,c) ...................................   $     34,030         11,953
                                                                                    ------------
TOTAL CONVERTIBLE DEBENTURES
    (Cost $50,868) ...............................................                        81,525
                                                                                    ------------
TOTAL LONG-TERM INVESTMENTS 85.0%
    (Cost $478,361,780) ..........................................                   510,795,551
                                                                                    ------------


SEE NOTES TO FINANCIAL STATEMENTS      35

YOUR FUND'S INVESTMENTS
December 31, 2000
(Unaudited)

                                                                         PAR          MARKET
DESCRIPTION                                                             VALUE          VALUE
SHORT-TERM INVESTMENT  10.9%
REPURCHASE AGREEMENT  10.9%
Chase Securities, Inc. 5.60%, dated
12/29/00, due 1/2/01, to be repurchase at
$65,648,823, collateralized by $47,505,000
U.S. Treasury Bonds 9.125%, due
5/15/18, valued at $66,781,515
    (Cost $65,608,000) ...........................................   $65,608,000    $ 65,608,000
                                                                                    ------------

TOTAL INVESTMENTS IN SECURITIES  95.9%
    (Cost $543,969,780) ..........................................                   576,403,551

FOREIGN CURRENCY  0.0%
    (Cost $164,965) ..............................................                       154,825
                                                                                    ------------
TOTAL INVESTMENTS  95.9%
    (Cost $544,134,745) ..........................................                   576,558,376

OTHER ASSETS IN EXCESS OF LIABILITIES  4.1% ......................                    24,659,407
                                                                                    ------------

NET ASSETS  100% .................................................                  $601,217,783
                                                                                    ============

(a) NON-INCOME PRODUCING SECURITY
(b) THE FUND IS ADVISED BY AN AFFILIATE WHICH EARNS A MANAGEMENT FEE AS ADVISOR TO THE FUND.
(c) SECURITY VALUED AT FAIR VALUE--SEE NOTE 1A TO FINANCIAL STATEMENTS.
ADR AMERICAN DEPOSITARY RECEIPT
CVA SHARE CERTIFICATES
FRF FRENCH FRANC
GDR GLOBAL DEPOSITARY RECEIPT
RNC NON-CONVERTIBLE SAVINGS SHARES


                                       36     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                        PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Financials .......................................    $106,640,006          17.7%
Information Technology ...........................      61,752,003          10.3
Health Care ......................................      56,145,860           9.3
Consumer Discretionary ...........................      53,839,253           9.0
Industrials ......................................      51,106,466           8.5
Consumer Staples .................................      45,308,113           7.5
Energy ...........................................      44,119,110           7.4
Telecommunication Services .......................      37,658,704           6.3
Utilities ........................................      32,448,272           5.4
Materials ........................................      21,777,764           3.6
                                                      ------------          ----
                                                      $510,795,551          85.0%
                                                      ============          ====


SEE NOTES TO FINANCIAL STATEMENTS      37

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
(UNAUDITED)

ASSETS:
Investments in Securities, at Value (Cost $543,969,780) (including
  repurchase agreement of $65,608,000) ............................................    $576,403,551
Foreign Currency (Cost $164,965) ..................................................         154,825
Cash ..............................................................................      65,553,369
Margin Deposit on Futures .........................................................       5,567,310
Receivable for:
  Fund Shares Sold ................................................................      17,649,883
  Investments Sold ................................................................       4,832,714
  Dividends .......................................................................         674,097
  Foreign Withholding Tax Reclaim .................................................         243,738
  Interest ........................................................................          31,991
Net Unrealized Gain on Foreign Currency Exchange Contracts ........................         649,084
Other .............................................................................          94,836
                                                                                      -------------
    Total Assets ..................................................................     671,855,398
                                                                                      -------------
LIABILITIES:
Payable for:
  Investments Purchased ...........................................................      65,608,000
  Fund Shares Redeemed ............................................................       2,050,695
  Variation Margin of Futures Contracts ...........................................       1,044,597
  Distribution Fees ...............................................................         693,530
  Investment Advisory Fees ........................................................         496,133
  Shareholder Reporting Expenses ..................................................         262,893
  Administrative Fees .............................................................         169,412
  Custody Fees ....................................................................          82,411
  Directors' Fees and Expenses ....................................................          82,021
  Transfer Agent Fees .............................................................          79,103
  Professional Fees ...............................................................          24,251
Other .............................................................................          44,569
                                                                                      -------------
    Total Liabilities .............................................................      70,637,615
                                                                                      -------------
NET ASSETS ........................................................................    $601,217,783
                                                                                      =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ...........    $     44,354
Paid in Capital in Excess of Par ..................................................     612,012,769
Net Unrealized Appreciation on Investments, Foreign
  Currency Translations and Futures ...............................................      31,986,838
Accumulated Net Investment Loss ...................................................      (6,450,992)
Accumulated Net Realized Loss .....................................................     (36,375,186)
                                                                                      -------------
NET ASSETS ........................................................................    $601,217,783
                                                                                      =============


                                       38      SEE NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000
(UNAUDITED)

  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $286,454,515 and 20,523,523 Shares Outstanding) ............................   $       13.96
                                                                                      =============
    Maximum Sales Charge ..........................................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/(100% - maximum sales charge) .....................................   $       14.81
                                                                                      =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $222,869,034 and 16,942,704 Shares Outstanding)* ...........................   $       13.15
                                                                                      =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $91,894,234 and 6,885,954 Shares Outstanding)* .............................   $       13.35
                                                                                      =============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS      39

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2000
(UNAUDITED)

INVESTMENT INCOME:
Dividends .........................................................................    $  3,658,905
Interest ..........................................................................       2,603,509
Less Foreign Taxes Withheld .......................................................        (141,350)
                                                                                       ------------
    Total Income ..................................................................       6,121,064
                                                                                       ------------
EXPENSES:
Investment Advisory Fees ..........................................................       3,152,067
Distribution Fees (Attributed to Classes A, B and C
  of $366,789, $1,188,664 and $498,348, respectively) .............................       2,053,801
Administrative Fees ...............................................................         835,288
Shareholder Reports ...............................................................         235,059
Transfer Agent Fees ...............................................................         203,118
Custodian Fees ....................................................................         123,887
Professional Fees .................................................................          43,783
Filing and Registration Fees ......................................................          32,130
Directors' Fees and Expenses ......................................................           3,386
Other .............................................................................           7,889
                                                                                       ------------
    Total Expenses ................................................................       6,690,408
                                                                                       ------------
NET INVESTMENT LOSS ...............................................................    $   (569,344)
                                                                                       ============
NET REALIZED GAIN/LOSS ON:
Investments .......................................................................    $(19,570,397)
Foreign Currency Transactions .....................................................      (3,037,144)
Futures ...........................................................................      (7,733,547)
                                                                                       ------------
Net Realized Loss .................................................................     (30,341,088)
                                                                                       ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .........................................................      41,016,509
                                                                                       ------------
  End of the Period:
    Investments ...................................................................      32,433,771
    Foreign Currency Translations .................................................         714,379
    Futures .......................................................................      (1,161,312)
                                                                                       ------------
                                                                                         31,986,838
                                                                                       ------------
Net Unrealized Depreciation During the Period .....................................      (9,029,671)
                                                                                       ------------
NET REALIZED AND UNREALIZED LOSS ..................................................    $(39,370,759)
                                                                                       ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................    $(39,940,103)
                                                                                       ============


                                       40      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND YEAR ENDED JUNE 30, 2000 (UNAUDITED)

                                                                   SIX MONTHS ENDED   YEAR ENDED
                                                                  DECEMBER 31, 2000  JUNE 30, 2000
                                                                  -----------------  -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ..............................................   $   (569,344)  $ (1,920,916)
Net Realized Gain/Loss ...........................................    (30,341,088)   107,016,121
Net Unrealized Depreciation During the Period ....................     (9,029,671)   (36,805,169)
                                                                     ------------   ------------
Net Increase/Decrease in Net Assets Resulting
  from Operations ................................................    (39,940,103)    68,290,036
                                                                     ------------   ------------
DISTRIBUTIONS:
Net Realized Gain:
  Class A ........................................................    (44,961,515)   (17,161,695)
  Class B ........................................................    (37,292,622)   (16,508,167)
  Class C ........................................................    (15,648,669)    (7,198,264)
                                                                     ------------   ------------
Net Decrease in Net Assets Resulting
  from Distributions .............................................    (97,902,806)   (40,868,126)
                                                                     ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed .......................................................    118,906,333    389,767,569
Distributions Reinvested .........................................     90,760,077     37,345,275
Redeemed .........................................................   (129,303,910)  (369,614,087)
                                                                     ------------   ------------
Net Increase in Net Assets Resulting
  from Capital Share Transactions ................................     80,362,500     57,498,757
                                                                     ------------   ------------
Total Increase/Decrease in Net Assets ............................    (57,480,409)    84,920,667
NET ASSETS--Beginning of Period ..................................    658,698,192    573,777,525
                                                                     ------------   ------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of  $(6,450,992) and
  $(5,881,648), respectively) ....................................   $601,217,783   $658,698,192
                                                                     ============   ============


SEE NOTES TO FINANCIAL STATEMENTS      41

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                SIX MONTHS ENDED
                                  DECEMBER 31,
                                      2000#                                      YEAR ENDED JUNE 30,
                                                  ---------------------------------------------------------------------------------
CLASS A SHARES                     (UNAUDITED)       2000#               1999#          1998#             1997              1996
                                 --------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD ............... $  17.74      $  16.86          $    16.67     $    16.57       $    14.75        $    12.60
                                    --------      --------          ----------     ----------       ----------        ----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income ...........     0.02          0.02                0.07           0.21             0.10              0.19
  Net Realized and
    Unrealized Gain/Loss ..........    (1.12)         2.09                1.21           2.07             2.76              2.82
                                    --------      --------          ----------     ----------       ----------        ----------
Total From Investment
  Operations ......................    (1.10)         2.11                1.28           2.28             2.86              3.01
                                    --------      --------          ----------     ----------       ----------        ----------
DISTRIBUTIONS
  Net Investment Income ...........       --            --               (0.07)         (0.35)           (0.55)            (0.39)
  In Excess of Net
    Investment Income .............       --            --               (0.15)            --               --                --
  Net Realized Gain ...............    (2.68)        (1.23)              (0.87)         (1.83)           (0.49)            (0.47)
                                    --------      --------          ----------     ----------       ----------        ----------
Total Distributions ...............    (2.68)        (1.23)              (1.09)         (2.18)           (1.04)            (0.86)
                                    --------      --------          ----------     ----------       ----------        ----------
NET ASSET VALUE, END OF
  PERIOD .......................... $  13.96      $  17.74          $    16.86     $    16.67       $    16.57        $    14.75
                                    ========      ========          ==========     ==========       ==========        ==========
Total Return (1) ..................    -5.93%*       12.83%               8.41%         16.17%           20.61%            24.62%
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of
  Period (000's) .................. $286,455      $301,905          $  240,121     $  261,633       $   72,704        $   63,706
Ratio of Expenses to
  Average Net Assets ..............     1.70%         1.70%               1.70%          1.61%            1.70%             1.70%
Ratio of Net Investment
  Income to Average
  Net Assets ......................     0.22%         0.12%               0.47%          1.30%            0.59%             0.71%
Portfolio Turnover Rate ...........       33%*          99%                 84%           108%              45%               44%
------------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit
    to Net Investment
    Income ........................ $     --        $   --          $     0.00+    $     0.02       $     0.03        $     0.10
Ratios Before Expense
  Reductions:
  Expenses to Average Net
    Assets ........................       --            --                1.73%          1.62%            1.90%             2.06%
  Net Investment Income to
    Average Net Assets ............       --            --                0.44%          1.30%            0.40%             0.35%
------------------------------------------------------------------------------------------------------------------------------------

*  NON-ANNUALIZED

+  AMOUNT IS LESS THAN $ 0.01 PER SHARE.

(1)ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $ 1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25%.

#  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                                       42      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                SIX MONTHS ENDED
                                  DECEMBER 31,                                                                            AUGUST 1,
                                      2000#                                      YEAR ENDED JUNE 30,                      1995** TO
                                                  ------------------------------------------------------------              JUNE 30,
CLASS B SHARES                     (UNAUDITED)       2000#               1999#          1998#             1997              1996
                                 --------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ............. $    16.96    $    16.28        $    16.14     $    16.15       $    14.46        $    13.01
                                    ----------    ----------        ----------     ----------       ----------        ----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss ......      (0.04)        (0.11)            (0.04)          0.09            (0.05)             0.30
  Net Realized and Unrealized
    Gain ..........................      (1.09)         2.02              1.16           2.01             2.73              1.98
                                    ----------    ----------        ----------     ----------       ----------        ----------
Total From Investment
   Operations .....................      (1.13)         1.91              1.12           2.10             2.68              2.28
                                    ----------    ----------        ----------     ----------       ----------        ----------
DISTRIBUTIONS
  Net Investment Income ...........         --            --             (0.04)         (0.28)           (0.50)            (0.35)
  In Excess of Net Investment
    Income ........................         --            --             (0.07)            --               --                --
  Net Realized Gain ...............      (2.68)        (1.23)            (0.87)         (1.83)           (0.49)            (0.48)
                                    ----------    ----------        ----------     ----------       ----------        ----------
Total Distributions ...............      (2.68)        (1.23)            (0.98)         (2.11)           (0.99)            (0.83)
                                    ----------    ----------        ----------     ----------       ----------        ----------
NET ASSET VALUE, END OF
  PERIOD .......................... $    13.15    $    16.96        $    16.28     $    16.14       $    16.15        $    14.46
                                    ==========    ==========        ==========     ==========       ==========        ==========
Total Return (1) ..................      -6.33%*       12.03%             7.50%         15.33%           19.64%            18.08%*
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of
  Period (000's) .................. $  222,869    $  252,078        $  232,644     $  225,797       $   38,962        $   14,786
Ratio of Expenses to
  Average Net Assets ..............       2.45%         2.45%             2.45%          2.35%            2.45%             2.45%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets ......................      (0.53)%       (0.65)%           (0.27)%         0.60%           (0.11)%            0.45%
Portfolio Turnover Rate ...........         33%*          99%               84%           108%              45%               44%*
------------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss ........ $       --      $     --          $   0.00+    $     0.02       $     0.09        $     0.22
Ratios Before Expense
  Reductions:
  Expenses to Average Net
    Assets ........................         --            --              2.49%          2.36%            2.65%             2.81%
  Net Investment Income/Loss
    to Average Net Assets .........         --            --             (0.30)%         0.60%           (0.30)%            0.09%
------------------------------------------------------------------------------------------------------------------------------------

*  NON-ANNUALIZED

** THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.
+  AMOUNT IS LESS THAN $0.01 PER SHARE.

(1)ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS             43

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                SIX MONTHS ENDED
                                  DECEMBER 31,
                                      2000#                                      YEAR ENDED JUNE 30,
                                                  ---------------------------------------------------------------------------------
CLASS C SHARES                     (UNAUDITED)       2000#               1999#          1998#             1997              1996
                                 --------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD ............... $    17.16    $    16.46        $    16.30     $    16.24       $    14.49        $    12.43
                                    ----------    ----------        ----------     ----------       ----------        ----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss ......      (0.04)        (0.11)            (0.04)          0.08            (0.03)             0.12
  Net Realized and Unrealized
    Gain ..........................      (1.09)         2.04              1.18           2.05             2.73              2.75
                                    ----------    ----------        ----------     ----------       ----------        ----------
Total From Investment
  Operations ......................      (1.13)         1.93              1.14           2.13             2.70              2.87
                                    ----------    ----------        ----------     ----------       ----------        ----------
DISTRIBUTIONS
  Net Investment Income ...........         --            --             (0.04)         (0.24)           (0.46)            (0.33)
  In Excess of Net Investment
    Income ........................         --            --             (0.07)            --               --                --
  Net Realized Gain ...............      (2.68)        (1.23)            (0.87)         (1.83)           (0.49)            (0.48)
                                    ----------    ----------        ----------     ----------       ----------        ----------
Total Distributions ...............      (2.68)        (1.23)            (0.98)         (2.07)           (0.95)            (0.81)
                                    ----------    ----------        ----------     ----------       ----------        ----------
NET ASSET VALUE, END OF
  PERIOD .......................... $    13.35    $    17.16        $    16.46     $    16.30       $    16.24        $    14.49
                                    ==========    ==========        ==========     ==========       ==========        ==========
Total Return (1) ..................      -6.32%*       12.02%             7.61%         15.37%           19.69%            23.65%
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of
  Period (000's) .................. $   91,894    $  104,715        $  101,013     $  108,650       $   78,199        $   63,025
Ratio of Expenses to Average
  Net Assets ......................       2.45%         2.45%             2.45%          2.55%            2.45%             2.45%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets ......................      (0.53)%       (0.66)%           (0.28)%         0.52%           (0.16)%           (0.04)%
Portfolio Turnover Rate ...........         33%*          99%               84%           108%              45%               44%
------------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss ........ $       --      $     --          $   0.00+    $     0.02       $     0.03        $     1.16
Ratios Before Expense
  Reductions:
  Expenses to Average Net
    Assets ........................         --            --              2.48%          2.56%            2.65%             2.81%
  Net Investment Income/Loss
    to Average Net Assets .........         --            --             (0.30)%         0.52%           (0.34)%           (0.40)%
------------------------------------------------------------------------------------------------------------------------------------

*  NON-ANNUALIZED

+  AMOUNT IS LESS THAN $0.01 PER SHARE.

(1)ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                                       44      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

     The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

     At December 31, 2000, for federal income tax purposes, cost of long-and short-term investments is $543,969,780, the aggregate gross unrealized appreciation is $73,050,700 and the aggregate gross unrealized depreciation is $40,616,929, resulting in net unrealized appreciation on long- and short-term investments of $32,433,771.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Permanent book to tax basis differences are not included in ending accumulated net investment loss for the purpose of calculating net investment income/loss per share in the Financial Highlights.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                               % PER ANNUM
First $750 million ................................................       1.00%
Next $500 million .................................................       0.95%
Over $1.25 billion ................................................       0.90%

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                             CLASS A           AND CLASS C
                         MAX. OPERATING      MAX. OPERATING
                          EXPENSE RATIO       EXPENSE RATIO
                              1.70%               2.45%

     For the period ended December 31, 2000, the Fund recognized expenses of $11,734 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2000, the Fund recognized expenses of $7,098 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen")

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

cost of providing accounting and legal services to the Fund, which are reported as part of other/professional expenses, respectively, in the statement of operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services Inc., an affiliate of the advisor, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2000, the Fund recognized expenses of $203,118. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provisions of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A Shares and up to 1.00% of the Class B Shares and Class C Shares of the Fund on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A Shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B Shares and Class C Shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 2000, the Distributor has advised the Fund that it earned initial sales charges of $669,371 for Class A Shares and deferred sales charges of $193,384 and $6,496 for Class B Shares and Class C Shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $76,042 are included in "Other" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     At December 31, 2000, the Fund owned shares of affiliated funds for which the Fund earned dividend income of $7,043 during the period.

3.  CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charges may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2000, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First ...............................................        5.00%         1.00%
Second ..............................................        4.00%         None
Third ...............................................        3.00%         None
Fourth ..............................................        2.50%         None
Fifth ...............................................        1.50%         None
Thereafter ..........................................        None          None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                SIX MONTHS ENDED      YEAR ENDED
                                                                DECEMBER 31, 2000   JUNE 30, 2000
                                                                -----------------   -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ..............................................      5,019,916         16,429,387
     Distributions Reinvested ................................      3,080,978            939,649
     Redeemed ................................................     (4,596,083)       (14,592,980)
                                                                 ------------       ------------
   Net Increase in Class A Shares Outstanding ................      3,504,811          2,776,056
                                                                 ============       ============
   Dollars:
     Subscribed ..............................................   $ 83,131,531       $288,886,146
     Distributions Reinvested ................................     42,360,113         16,039,804
     Redeemed ................................................    (78,226,559)      (256,831,261)
                                                                 ------------       ------------
   Net Increase ..............................................   $ 47,265,085       $ 48,094,689
                                                                 ============       ============
   Ending Paid in Capital ....................................   $288,302,391       $240,972,903+
                                                                 ============       ============
CLASS B:
   Shares:
     Subscribed ..............................................      1,995,938          4,980,511
     Distributions Reinvested ................................      2,627,822            902,307
     Redeemed ................................................     (2,544,211)        (5,306,787)
                                                                 ------------       ------------
   Net Increase in Class B Shares Outstanding ................      2,079,549            576,031
                                                                 ============       ============
   Dollars:
     Subscribed ..............................................   $ 30,517,766       $ 84,382,284
     Distributions Reinvested ................................     34,056,577         14,779,795
     Redeemed ................................................    (40,834,209)       (89,091,503)
                                                                 ------------       ------------
   Net Increase ..............................................   $ 23,740,134       $ 10,070,576
                                                                 ============       ============
   Ending Paid in Capital ....................................   $236,847,180       $213,053,271+
                                                                 ============       ============
CLASS C:
   Shares:
     Subscribed ..............................................        328,851            966,641
     Distributions Reinvested ................................      1,090,752            393,587
     Redeemed ................................................       (634,825)        (1,395,666)
                                                                 ------------       ------------
   Net Increase/Decrease in Class C Shares Outstanding .......        784,778            (35,438)
                                                                 ============       ============
   Dollars:
     Subscribed ..............................................   $  5,257,036       $ 16,499,139
     Distributions Reinvested ................................     14,343,387          6,525,676
     Redeemed ................................................    (10,243,142)       (23,691,323)
                                                                 ------------       ------------
   Net Increase/Decrease .....................................   $  9,357,281       $   (666,508)
                                                                 ============       ============
   Ending Paid in Capital ....................................   $ 86,907,552       $ 77,527,932+
                                                                 ============       ============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

4. INVESTMENT TRANSACTIONS

For the period ended December 31, 2000, the Fund made purchases of $175,914,538 and sales of $195,086,974 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

At December 31, 2000, the Fund has outstanding forward currency contracts as follows:

                                                                                      UNREALIZED
                                                                       CURRENT       APPRECIATION/
FORWARD CURRENCY CONTRACTS                                              VALUE        DEPRECIATION
LONG CONTRACTS:

British Pound, 345,647 expiring 3/16/01 ..........................   $    517,195   $    (15,854)
Euro, 24,033,384 expiring 3/16/01 ................................     22,637,340     (1,140,380)
Japanese Yen, 4,637,603,595 expiring 3/16/01 .....................     41,012,098      1,265,994
                                                                     ------------   ------------
                                                                     $ 64,166,633   $    109,760
                                                                     ============   ============
SHORT CONTRACTS:

British Pound, 4,458,740 expiring 3/16/01 ........................   $  6,671,664   $    247,958
Euro, 32,635,682 expiring 3/16/01 ................................     30,739,950      1,631,926
Japanese Yen, 3,637,516,339 expiring 3/16/01 .....................     42,179,614     (1,340,560)
                                                                     ------------   ------------
                                                                     $ 79,591,228   $    539,324
                                                                     ============   ============
                                                                                    $    649,084
                                                                                    ============

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract in excess of the variation margin is reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


Transactions in futures contracts for the period ended December 31, 2000, were as follows:

                                                                      CONTRACTS
Outstanding at June 30, 2000 ................................             999
Futures Opened ..............................................           2,021
Futures Closed ..............................................          (2,562)
                                                                       ------
Outstanding at December 31, 2000 ............................             458
                                                                       ======

The futures contracts outstanding as of December 31, 2000, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                                  UNREALIZED
                                                                                 APPRECIATION/
                                                                    CONTRACTS    DEPRECIATION
LONG CONTRACTS:
CAC 40 Index - March 2001
   (Current notional value $5,998 per contract) ..................     145          $178,239
FTSE 100 Index - March 2001
   (Current notional value $6,201 per contract) ..................      64          (221,628)
Hang Seng Index - March 2001
   (Current notional value $15,160 per contract) .................       2             3,205
IBEX Plus Index - March 2001
   (Current notional value $9,043 per contract) ..................      56          (411,916)
MIB 30 Index - March 2001
   (Current notional value $43,940 per contract) .................      34          (416,963)
S&P 500 Index - March 2001
   (Current notional value $1,335 per contract) ..................      27          (448,350)
TOPIX Index - March 2001
    (Current notional value $1,283 per contract) .................      52          (423,265)
SHORT CONTRACTS:
DAX Index - March 2001
   (Current notional value $6,500 per contract) ..................      78           579,366
                                                                       ---       -----------
                                                                       458       $(1,161,312)
                                                                       ===       ===========

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at                       [ILLUSTRATION OF COMPUTER]
   www.vankampen.com--
   to view a prospectus, select
   DOWNLOAD PROSPECTUS

-  call us at (800) 341-2911
   weekdays from 7:00 a.m. to 7:00 p.m.
   central time. Telecommunications            [ILLUSTRATION OF PHONE]
   Device for the Deaf (TDD) users,
   call (800)421-2833.

-  e-mail us by visiting
   www.vankampen.com and                       [ILLUSTRATION OF ENVELOPES]
   selecting CONTACT US



 * Closed to new investors
** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2001. ALL RIGHTS RESERVED.

YOUR NOTES:

450, 550, 650                                               PRESORTED
MSGE SAR 02/01                                              STANDARD
1469B01-AP-2/01                                           U.S. Postage
VAN KAMPEN FUNDS INC.                                         PAID
1 Parkview Plaza                                           VAN KAMPEN
P.O. Box 5555                                              INVESTMENTS
Oakbrook Terrace, Illinois 60181-5555

                                   VAN KAMPEN
                               FOCUS EQUITY FUND

                               SEMIANNUAL REPORT
                               DECEMBER 31, 2000

                             [WALL STREET COLLAGE]

                                   VAN KAMPEN
                                  INVESTMENTS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     5
                            TOP FIVE SECTORS     5
            Q&A WITH YOUR PORTFOLIO MANAGERS     6
                           GLOSSARY OF TERMS     9

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    10
                        FINANCIAL STATEMENTS    13
               NOTES TO FINANCIAL STATEMENTS    20

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    28
       FUND OFFICERS AND IMPORTANT ADDRESSES    29



    THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND
                                 BEING OFFERED.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

[SIDENOTE]
IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT

CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1998--SEPTEMBER 30, 2000)

[BARCHART]

Sep 98          3.8%
Dec 98          5.9%
Mar 99          3.5%
Jun 99          2.5%
Sep 99          5.7%
Dec 99          8.3%
Mar 00          4.8%
Jun 00          5.6%
Sep 00          2.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1998--DECEMBER 31, 2000)

           Interest Rates     Inflation
Dec 98          4.75%           1.6%
Jan 99          4.75%           1.7%
Feb 99          4.75%           1.7%
Mar 99          4.75%           1.8%
Apr 99          4.75%           2.3%
May 99          4.75%           2.1%
Jun 99           5.0%           2.0%
Jul 99           5.0%           2.1%
Aug 99          5.25%           2.3%
Sep 99          5.25%           2.6%
Oct 99          5.25%           2.6%
Nov 99           5.5%           2.6%
Dec 99           5.5%           2.7%
Jan 00           5.5%           2.7%
Feb 00          5.75%           3.2%
Mar 00           6.0%           3.8%
Apr 00           6.0%           3.1%
May 00           6.5%           3.2%
Jun 00           6.5%           3.7%
Jul 00           6.5%           3.7%
Aug 00           6.5%           3.4%
Sep 00           6.5%           3.5%
Oct 00           6.5%           3.4%
Nov 00           6.5%           3.4%
Dec 00           6.5%           3.4%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2000)

                                                A SHARES     B SHARES    C SHARES
--------------------------------------------------------------------------------
Six-month total return based on NAV(1)           -17.05%      -17.40%     -17.34%
--------------------------------------------------------------------------------
Six-month total return(2)                        -21.83%      -21.31%     -18.12%
--------------------------------------------------------------------------------
One-year total return(2)                         -16.90%      -16.63%     -13.29%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)       20.15%       20.55%      20.70%
--------------------------------------------------------------------------------
Commencement date                                 1/2/96       1/2/96      1/2/96
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND C SHARES AND RULE 12b-1 FEE. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE
     RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND
     CLASS C SHARES IS 1%.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2000)

1.   TYCO INTERNATIONAL                                                     9.1%
     Manufactures electrical components, communication systems, medical supplies, and fire-detection systems.

2.   GENERAL ELECTRIC                                                       6.9%
     Produces appliances, lighting products, aircraft engines, and plastics.

3.   PFIZER                                                                 6.8%
     Manufactures pharmaceuticals, including Viagra and Lipitor, and consumer products such as Certs, Listerine, and Visine.

4.   CISCO SYSTEMS                                                          5.8%
     Provides solutions that connect computing devices and computer networks.

5.   UNITED TECHNOLOGIES                                                    4.8%
     Manufactures building systems and aerospace products, including elevators, engines, and helicopters.

6.   AMERICAN HOME PRODUCTS                                                 3.7%
     Develops a diversified line of health-care and agricultural products.

7.   FREDDIE MAC (FORMERLY FEDERAL HOME LOAN MORTGAGE CORP.)                3.4%
     Works with lenders to provide federally mandated mortgages to families in the United States.

8.   AT&T CORP. LIBERTY
     MEDIA GROUP                                                            3.3%
     Provides voice, data, and video telecommunications.

9.   BANK OF NEW YORK                                                       3.1%
     Offers a full range of financial services to customers worldwide.

10.  PHARMACIA                                                              3.1%
     Develops pharmaceuticals, agricultural products, and consumer goods.

* SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

[BARCHART]

                             December 31, 2000      June 30, 2000
Information Technology                   30.4%              34.6%
Industrials                              22.9%              18.6%
Health Care                              18.1%              14.1%
Consumer Discretionary                   11.1%              14.0%
Financials                               10.2%               6.7%

* THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN FOCUS EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2000. THE TEAM IS LED BY PHILIP W. FRIEDMAN AND WILLIAM S. AUSLANDER, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC., WHO HAVE COMANAGED THE FUND SINCE 1998. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.


Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS YOU ENCOUNTERED OVER THE PAST SIX MONTHS, AND HOW DID THE FUND PERFORM WITHIN THAT ENVIRONMENT?

A    The second half of the year was quite volatile, as the market was rocked by a number of external circumstances, as well as market-related factors. Surging oil prices, a weakening euro, and unrest in the Middle East combined to put pressure on a market that was already faced with the slowing U.S. economy and the related reactions of the Federal Reserve Board. Toss in the tax-selling season and the uncertainty of the protracted and highly disputed presidential election, and it all added up to a turbulent ride for stock investors.

     Amid the unpredictable ups and downs of the stock market during this period, the fund posted a total return of -17.05 percent for the six months ended December 31, 2000 (CLASS A SHARES AT NET ASSET VALUE, INCLUDING A 12b- 1 FEE OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER). PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     BY COMPARISON, THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 INDEX RETURNED -8.71 PERCENT DURING THE SAME PERIOD. THE S&P 500 INDEX IS AN UNMANAGED, BROAD-BASED INDEX THAT MEASURES THE PERFORMANCE OF 500 WIDELY HELD STOCKS AND REFLECTS THE GENERAL PERFORMANCE OF THE STOCK MARKET. IT IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

     During the third quarter of 2000, corporate earnings were generally decent, but early warning signs of an impending slowdown were evident. Nortel Networks, for example, met analysts' earnings estimates but released figures that hinted at weakening sales growth. Similar negative news from other companies contributed to speculation that the economy was headed for a slowdown.

     As the fourth quarter rolled around, the stock market declined further. Year-end tax selling put downward pressure on stock prices, and the cliffhanger presidential election made it difficult for investors trying to anticipate the policies of an incoming administration.

     In November, the outlook for poor holiday-season sales by major personal computer makers, such as Dell, ravaged an already battered technology sector and further amplified worries over declines in capital expenditures and slowing corporate earnings across the board. The slowing gross domestic product (GDP) growth rate in December made market participants uneasy about the future course of the economy and set the stage for expectations of Fed action to lower short-term interest rates.

     By the end of December, it was clear that economic growth had slowed dramatically, with the GDP growth rate dipping below 2 percent. After its December committee meeting, the Fed announced that reining in inflation was no longer its primary concern; instead, it would focus on sustaining healthy economic growth and would contemplate lowering interest rates.

     The markets reacted favorably to these decisions and rebounded somewhat in December. The strongest sectors were financials and health care, with continued weakness in technology and telecommunications.

Q    HOW DID YOU REACT TO THESE CONDITIONS IN MANAGING THE FUND?

A    We rely on our investment process and fundamental research to guide our decisions, remaining true to our basic investment philosophy. Regardless of market conditions, we focus on classic growth stocks, nontraditional or lesser-known growth stocks, and growth stocks that possess strong fundamentals but have been priced according to investor misperceptions or fears that we believe are unfounded.

     For example, one of our most advantageous choices was to build the portfolio's concentration in the health-care industry, moving into carefully selected health-care stocks that had been beaten down during 1999. The fund's overweighted position and our favorable stock selection in this area, particularly an emphasis on large pharmaceutical companies, was a positive for the fund's performance.

     We maintained the fund's overweighted position in the capital goods sector (relative to the S&P 500), emphasizing high-quality, diversified conglomerates such as Tyco and United Technologies. This sector provided solid performance throughout the reporting period and helped buffer the effects of the sharp decline in technology and consumer cyclicals.

     During the period, what you did NOT own was as important as what you did own. For example, the fund's underweighted position in financials (versus the S&P 500 Index) and its lack of exposure to energy and utilities-three of the market's strongest sectors-detracted from performance. These are not the kinds of sectors that normally produce strong growth prospects, so they may tend to be underrepresented in a traditionally growth-oriented investment portfolio such as the fund. To the extent that the fund owned financials, it held names that exhibited the strong growth we require, such as Citigroup and Freddie Mac.

Q    WHAT ARE SOME OF THE INVESTMENTS THAT PERFORMED WELL FOR THE FUND?

A    Our emphasis on large-cap pharmaceutical companies contributed to performance throughout the period, as investors reacted to a slowing economy by turning toward more stable-growth companies and valuations rebounded from very depressed levels in 1999. The fund's holdings in Merck, Pfizer, and Bristol-Myers were standouts, driven by solid earnings growth and strong product pipelines. Pfizer in particular remained a core holding of the fund, as the expected synergies related to its acquisition of Warner Lambert, and strong growth in prescriptions of its major drugs led to appreciation during the period. Furthermore, we believe these factors may help drive performance in 2001.

     The portfolio also garnered strong performance from selected holdings in the capital goods sector, such as Tyco

International, General Electric, and United Technologies. Tyco, which holds telecommunications equipment, health-care products, and fire and security service business units, continues to be a steady favorite, especially in this challenging environment. We believe Tyco's skilled management team has made a number of smart strategic acquisitions, and the company's fundamentals have been stellar. This stock's performance has been especially notable after the steep declines it suffered when the Securities and Exchange Commission (SEC) investigated the company's accounting practices in the fourth quarter of 1999. Since then, however, the stock rebounded.

     In our opinion, United Technologies is a diversified, quality growth company. It was one of the fund's top 10 holdings during the reporting period. It owns global franchises (including Otis elevators, Carrier air conditioners, and Pratt & Whitney aircraft engines), has enjoyed strong cash flow, and has emerging initiatives in potentially promising markets.

     KEEP IN MIND THAT NOT ALL STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q    WHICH INVESTMENTS PERFORMED BELOW YOUR EXPECTATIONS DURING THE PERIOD?

A    Technology and telecommunications were the market's hardest-hit sectors.
The fund's investments in Lucent Technologies, Nortel Networks, and Microsoft reflected the difficult environment experienced by technology investors during the period. These stocks fell victim to the broad-based selling that gathered momentum as the economy slowed and corporate earnings were called into question. Nevertheless, we continue to believe that over the long term, the technology sector will generate higher earnings growth rates than most other areas of the economy. Despite the potential for volatility, we want the portfolio to be positioned to participate in that growth.

     Within the consumer staples sector, which represented roughly 15 percent of the portfolio (versus 10 percent of the S&P 500 Index), the fund's exposure to media stocks such as Liberty Media, Time Warner, and Clear Channel detracted from performance. This sector was pulled down by heightened concerns about declining advertising revenue in the wake of "dot-com" failures and a slowing economy. Investments in more traditional consumer staples stocks-such as Pepsi and Quaker-contributed to performance but did not completely offset this weakness.

     Also, some of the consumer cyclicals in the portfolio, such as retailers Home Depot and Costco, were hurt by a slowdown in consumer spending and higher labor costs.

Q    WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE MONTHS AHEAD?

A    We anticipate further weakening in the economy over the first half of 2001, though we do not expect a recession. Keep in mind that this relative slowdown is coming off of historically high levels of GDP growth in the 5 percent range.

     We believe the stage is set for renewed economic strength in late 2001, continuing into 2002, as a result of several important factors. These include the easing of short-term interest rates by the Fed and a depreciating U.S. dollar versus the euro due to slower growth and lower interest rates in the United States. Also, we expect that oil prices will decline over time and government surpluses around the globe will lead to tax cuts.

     These catalysts should create a favorable backdrop for large-cap stocks, in our opinion. We will strive to position the fund in such a way as to benefit from these trends and try to accomplish the fund's investment objectives.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       MARKET
DESCRIPTION                                            SHARES          VALUE
COMMON STOCKS+  100.1%
CONSUMER DISCRETIONARY   11.1%
MEDIA   6.2%
AT&T Corp. Liberty Media Group 'A' (a) ........       1,230,160     $ 16,684,045
General Motors Corp. 'H' (a) ..................         350,500        8,061,500
Time Warner, Inc. .............................         125,000        6,530,000
                                                                    ------------
                                                                      31,275,545
                                                                    ------------

MULTILINE RETAIL   2.1%
Wal-Mart Stores, Inc. .........................         201,100       10,683,438
                                                                    ------------
SPECIALTY RETAIL   2.8%
Home Depot, Inc. ..............................         199,700        9,123,794
Limited, Inc. (The) ...........................         291,700        4,977,131
                                                                    ------------
                                                                      14,100,925
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY ..................                       56,059,908
                                                                    ------------

CONSUMER STAPLES   4.0%
BEVERAGES   1.8%
Anheuser-Busch Cos., Inc. .....................         200,400        9,118,200
                                                                    ------------
FOOD & DRUG RETAILING   1.1%
Safeway, Inc. (a) .............................          85,800        5,362,500
                                                                    ------------
FOOD PRODUCTS   1.1%
Quaker Oats Co. ...............................          56,600        5,511,425
                                                                    ------------
TOTAL CONSUMER STAPLES ........................                       19,992,125
                                                                    ------------
FINANCIALS   10.2%
BANKS   3.1%
Bank of New York Co., Inc. ....................         285,500       15,756,031
                                                                    ------------
DIVERSIFIED FINANCIALS   7.1%
American Express Co. ..........................          76,500        4,202,719
Citigroup, Inc. ...............................         280,833       14,340,035
Freddie Mac ...................................         245,400       16,906,414
                                                                    ------------
                                                                      35,449,168
                                                                    ------------
TOTAL FINANCIALS ..............................                       51,205,199
                                                                    ------------
HEALTH CARE   18.1%
HEALTH CARE EQUIPMENT & SUPPLIES   0.9%
Medtronic, Inc. ...............................          80,100        4,836,037
                                                                    ------------


                                       10      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                       MARKET
DESCRIPTION                                            SHARES          VALUE
PHARMACEUTICALS  17.2%
American Home Products Corp. ..................         297,000     $ 18,874,350
Bristol-Myers Squibb Co. ......................         143,200       10,587,850
Merck & Co., Inc. .............................          77,200        7,227,850
Pfizer, Inc. ..................................         741,125       34,091,750
Pharmacia Corp. ...............................         256,700       15,658,700
                                                                    ------------
                                                                      86,440,500
                                                                    ------------
TOTAL HEALTH CARE .............................                       91,276,537
                                                                    ------------
INDUSTRIALS   22.9%
AEROSPACE & DEFENSE   6.9%
General Dynamics Corp. ........................         132,800       10,358,400
United Technologies Corp. .....................         310,000       24,373,750
                                                                    ------------
                                                                      34,732,150
                                                                    ------------
INDUSTRIAL CONGLOMERATES   16.0%
General Electric Co. ..........................         728,000       34,898,500
Tyco International Ltd. .......................         821,400       45,587,700
                                                                    ------------
                                                                      80,486,200
                                                                    ------------
TOTAL INDUSTRIALS .............................                      115,218,350
                                                                    ------------
INFORMATION TECHNOLOGY   30.4%
COMMUNICATIONS EQUIPMENT   12.7%
American Tower Corp. 'A' (a) ..................         353,500       13,388,813
Cisco Systems, Inc. (a) .......................         768,700       29,402,775
Corning, Inc. .................................          90,800        4,795,375
Crown Castle International Corp. (a) ..........         253,600        6,863,050
Efficient Networks, Inc. (a) ..................         124,900        1,779,825
JDS Uniphase Corp. (a) ........................          81,900        3,414,206
Nortel Networks Corp. .........................         138,800        4,450,275
                                                                    ------------
                                                                      64,094,319
                                                                    ------------
COMPUTERS & PERIPHERALS   5.1%
Compaq Computer Corp. .........................         262,500        3,950,625
EMC Corp.  (a) ................................         122,800        8,166,200
International Business Machines Corp. .........          76,500        6,502,500
Sun Microsystems, Inc. (a) ....................         252,300        7,032,862
                                                                    ------------
                                                                      25,652,187
                                                                    ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS   1.3%
Samina Corp. (a) ..............................          84,900        6,505,463
                                                                    ------------


SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                       MARKET
DESCRIPTION                                            SHARES          VALUE
SEMICONDUCTOR EQUIPMENT & PRODUCTS  6.0%
Intel Corp. ...................................         384,100     $ 11,619,025
Maxim Integrated Products, Inc. (a) ...........         197,600        9,447,750
Texas Instruments, Inc. .......................         193,100        9,148,112
                                                                    ------------
                                                                      30,214,887
                                                                    ------------
SOFTWARE   5.3%
Microsoft Corp. (a) ...........................         301,800       13,128,300
Oracle System Corp. (a) .......................         299,100        8,692,594
VERITAS Software Corp. (a) ....................          56,200        4,917,500
                                                                    ------------
                                                                      26,738,394
                                                                    ------------
TOTAL INFORMATION TECHNOLOGY ..................                      153,205,250
                                                                    ------------
TELECOMMUNICATION SERVICES   3.4%
DIVERSIFIED TELECOMMUNICATION SERVICES   3.4%
Verizon Communications, Inc. ..................         272,314       13,649,739
WorldCom, Inc. (a) ............................         238,800        3,343,200
                                                                    ------------
                                                                      16,992,939
                                                                    ------------

TOTAL LONG-TERM INVESTMENTS   100.1%
    (Cost $493,186,329) .......................                      503,950,308
                                                                    ------------

                                                         PAR
                                                        VALUE
SHORT-TERM INVESTMENT   0.3%
REPURCHASE AGREEMENT   0.3%
Chase Securities, Inc. 5.60%, dated 12/29/00,
due 1/2/01, to be repurchased at $1,723,071,
collateralized by $1,245,000 U.S. Treasury
Bonds 8.875%, due 2/15/19, valued at
    $1,752,126 (Cost $1,722,000) ................    $1,722,000      $ 1,722,000
                                                                    ------------
TOTAL INVESTMENTS   100.4%
         (Cost $494,908,329) ....................                    505,672,308
                                                                    ------------
LIABILITIES IN EXCESS OF OTHER ASSETS   -0.4% ...                     (2,252,306)
                                                                    ------------

NET ASSETS   100% ...............................                   $503,420,002
                                                                    ============

(a) NON-INCOME PRODUCING SECURITY

+ THE COMMON STOCKS ARE CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2000
(UNAUDITED)

ASSETS:
Investments at Value (Cost $494,908,329) .......................    $505,672,308
Cash                                                                       3,119
Receivable for:
  Investments Sold .............................................       4,404,872
  Fund Shares Sold .............................................       1,150,877
  Dividends ....................................................         180,095
  Interest .....................................................             804
Other ..........................................................          37,121
                                                                    ------------
    Total Assets ...............................................     511,449,196
                                                                    ------------

LIABILITIES:
Payable for:
  Investments Purchased ........................................       3,474,560
  Fund Shares Redeemed .........................................       3,221,630
  Distribution Fees ............................................         656,237
  Investment Advisory Fees .....................................         394,006
  Administrative Fees ..........................................         111,889
  Shareholder Reporting Expenses ...............................          65,563
  Transfer Agent Fees ..........................................          39,248
  Directors' Fees and Expenses .................................          37,939
  Professional Fees ............................................          16,156
  Custody Fees .................................................          11,966
                                                                    ------------
    Total Liabilities ..........................................       8,029,194
                                                                    ------------
NET ASSETS .....................................................    $503,420,002
                                                                    ============

NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized
   2,625,000,000) ..............................................    $     24,236
Paid in Capital in Excess of Par ...............................     520,564,829
Net Unrealized Appreciation on Investments .....................      10,763,979
Accumulated Net Investment Loss ................................      (3,482,452)
Accumulated Net Realized Loss ..................................     (24,450,590)
                                                                    ------------
NET  ASSETS ....................................................    $503,420,002
                                                                    ============


SEE NOTES TO FINANCIAL STATEMENTS      13

Statement of Assets and Liabilities
DECEMBER 31, 2000
(UNAUDITED)

  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net
    Assets of $174,515,276 and 8,173,941 Shares Outstanding) .....   $     21.35
                                                                     ===========
    Maximum Sales Charge .........................................         5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ...............   $     22.65
                                                                     ===========
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $271,324,415 and 13,249,756 Shares Outstanding)* ...   $     20.48
                                                                     ===========
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $57,580,311 and 2,812,688 Shares Outstanding)* .....   $     20.47
                                                                     ===========

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.




                                       14      SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
DECEMBER 31, 2000
(UNAUDITED)

INVESTMENT INCOME:
Dividends ...........................................................   $   1,649,244
Interest ............................................................         555,141
                                                                        -------------
    Total Income ....................................................       2,204,385
                                                                        -------------

EXPENSES:
Investment Advisory Fees ............................................       2,533,668
Distribution Fees (Attributed to Classes A, B and C of
  $243,398, $1,543,267 and $322,046, respectively) ..................       2,108,711
Administrative Fees .................................................         710,896
Transfer Agent Fees .................................................         110,263
Shareholder Reports .................................................          58,258
Filing and Registration Fees ........................................          43,808
Custodian Fees ......................................................          39,164
Professional Fees ...................................................          33,368
Directors' Fees and Expenses ........................................           8,267
Amortization of Organizational Costs ................................           5,447
Other ...............................................................             351
                                                                        -------------
    Total Expenses ..................................................       5,652,201
                                                                        -------------
NET INVESTMENT LOSS .................................................   $  (3,447,816)
                                                                        =============

NET REALIZED GAIN/LOSS ON:
Investments .........................................................   $ (23,434,222)
                                                                        -------------

NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ...........................................      89,103,470
                                                                        -------------
  End of the Period:
    Investments .....................................................      10,763,979
                                                                        -------------
Net Unrealized Depreciation During the Period .......................     (78,339,491)
                                                                        -------------
NET REALIZED AND UNREALIZED LOSS ....................................   $(101,773,713)
                                                                        =============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................   $(105,221,529)
                                                                        =============


SEE NOTES TO FINANCIAL STATEMENTS      15

Statement of Changes in Net Assets
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND YEAR ENDED JUNE 30, 2000 (UNAUDITED)

                                                                    SIX MONTHS ENDED     YEAR ENDED
                                                                   DECEMBER 31, 2000   JUNE 30, 2000
                                                                   -----------------   -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss .............................................    $ (3,447,816)     $ (4,809,985)
Net Realized Gain/Loss ..........................................     (23,434,222)       35,176,501
Net Unrealized Appreciation/Depreciation During the Period ......     (78,339,491)       50,607,272
                                                                     ------------      ------------
Net Increase/Decrease in Net Assets Resulting from
Operations ......................................................    (105,221,529)       80,973,788
                                                                     ------------      ------------

DISTRIBUTIONS:
Net Realized Gain:
   Class A ......................................................      (9,877,760)       (5,401,493)
   Class B ......................................................     (15,872,212)      (12,402,976)
   Class C ......................................................      (3,367,562)       (2,123,931)
                                                                     ------------      ------------
Net Decrease in Net Assets Resulting from Distributions .........     (29,117,534)      (19,928,400)
                                                                     ------------      ------------

CAPITAL SHARE TRANSACTIONS:
Subscribed ......................................................     105,712,444       330,426,602
Distributions Reinvested ........................................      26,430,942        18,264,016
Redeemed ........................................................     (49,441,618)     (131,885,226)
                                                                     ------------      ------------
Net Increase in Net Assets Resulting from
   Capital Share Transactions ...................................      82,701,768       216,805,392
                                                                     ------------      ------------
Total Increase/Decrease in Net Assets ...........................     (51,637,295)      277,850,780
NET ASSETS--Beginning of Period .................................     555,057,297       277,206,517
                                                                     ------------      ------------
NET ASSETS--End of Period (Including accumulated
   net investment loss of $(3,482,452) and $(34,636),
   respectively) ................................................    $503,420,002      $555,057,297
                                                                     ============      ============


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                      SIX MONTHS ENDED                                                JANUARY 2,
                                        DECEMBER 31,                 YEAR ENDED JUNE 30,               1996* TO
                                           2000#      ---------------------------------------------    JUNE 30,
CLASS A SHARES                          (UNAUDITED)     2000#        1999#       1998#       1997        1996
                                    -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ......................       $  27.17     $  22.98     $ 20.01     $ 16.98     $ 14.40     $ 12.00
                                         --------     --------     -------     -------     -------     -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss .....          (0.09)       (0.18)      (0.14)      (0.07)       0.01        0.06
  Net Realized and Unrealized
    Gain/Loss ....................          (4.47)        5.82        4.70        5.03        3.95        2.40
                                         --------     --------     -------     -------     -------     -------
Total From Investment
  Operations .....................          (4.56)        5.64        4.56        4.96        3.96        2.46
                                         --------     --------     -------     -------     -------     -------
DISTRIBUTIONS
  Net Investment Income ..........             --           --          --          --       (0.03)      (0.06)
  Net Realized Gain ..............          (1.26)       (1.45)      (1.59)      (1.93)      (1.35)         --
                                         --------     --------     -------     -------     -------     -------
Total Distributions ..............          (1.26)       (1.45)      (1.59)      (1.93)      (1.38)      (0.06)
                                         --------     --------     -------     -------     -------     -------
NET ASSET VALUE, END OF
  PERIOD .........................       $  21.35     $  27.17     $ 22.98     $ 20.01     $ 16.98     $ 14.40
                                         ========     ========     =======     =======     =======     =======

Total Return (1) .................        -17.05%**     25.28%      25.57%      30.93%      28.93%      20.52%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
  Period (000's) .................       $174,515     $185,983     $73,829     $64,035     $22,521     $ 5,382
Ratio of Expenses to Average
  Net Assets .....................          1.50%        1.50%       1.50%       1.50%       1.57%       2.03%
Ratio of Net Investment
  Income/Loss  to Average
  Net Assets .....................         (0.72)%      (0.71)%     (0.73)%     (0.37)%     (0.04)%      1.22%
Portfolio Turnover Rate ..........            36%**       106%        282%        308%        241%        204%**
----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss .......       $     --     $   0.02     $  0.02     $  0.04     $  0.02     $ 0.06
Ratios Before Expense Reductions:
  Expenses to Average Net
    Assets .......................             --        1.56%       1.61%       1.71%       2.38%      3.26%
  Net Investment Loss to
    Average Net Assets ...........             --       (0.77)%     (0.84)%     (0.59)%     (0.85)%    (0.01)%
Ratio of Expenses to Average
  Net Assets excluding
dividend expense on
securities sold short ............             --        1.50%       1.50%       1.50%       1.50%      1.50%
----------------------------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS
**  NON-ANNUALIZED
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25%.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      17

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                      SIX MONTHS ENDED                                                  JANUARY 2,
                                        DECEMBER 31,                 YEAR ENDED JUNE 30,                 1996* TO
                                           2000#      ---------------------------------------------      JUNE 30,
CLASS B SHARES                          (UNAUDITED)     2000#        1999#        1998#        1997        1996
                                    -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ......................       $  26.22     $  22.38      $ 19.67     $  16.85     $  14.38     $ 12.00
                                         --------     --------      -------     --------     --------     -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss .....          (0.18)       (0.36)       (0.28)       (0.21)       (0.02)       0.03
  Net Realized and Unrealized
    Gain/Loss ....................          (4.30)        5.65         4.58         4.96         3.86        2.39
                                         --------     --------      -------     --------     --------     -------
Total From Investment
  Operations .....................          (4.48)        5.29         4.30         4.75         3.84        2.42
                                         --------     --------      -------     --------     --------     -------
DISTRIBUTIONS
  Net Investment Income ..........             --           --           --           --        (0.02)      (0.04)
  Net Realized Gain ..............          (1.26)       (1.45)       (1.59)       (1.93)       (1.35)         --
                                         --------     --------      -------     --------     --------     -------
Total Distributions ..............          (1.26)       (1.45)       (1.59)       (1.93)       (1.37)      (0.04)
                                         --------     --------      -------     --------     --------     -------
NET ASSET VALUE, END OF
  PERIOD .........................       $  20.48     $  26.22     $  22.38     $  19.67     $  16.85     $ 14.38
                                         ========     ========     ========     ========     ========     =======

Total Return (1) .................        -17.40%**     24.42%       24.59%       29.94%       28.01%      20.18%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
Period (000's) ...................       $271,325     $307,758     $176,189     $130,497     $ 34,382     $ 2,426
Ratio of Expenses to Average
  Net Assets .....................          2.25%        2.25%        2.25%        2.25%        2.32%       2.67%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets .....................         (1.47)%      (1.46)%      (1.50)%      (1.11)%      (0.83)%      0.43%
Portfolio Turnover Rate ..........            36%**       106%         282%         308%         241%        204%**
-------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss .......       $     --     $   0.01     $   0.02     $   0.04     $   0.02     $  0.07
Ratios Before Expense Reductions:
  Expenses to Average Net
    Assets .......................             --         2.31%        2.36%        2.47%        2.88%       3.79%
  Net Investment Loss to
    Average Net Assets ...........             --        (1.52)%      (1.61)%      (1.34)%      (1.43)%     (0.69)%
Ratio of Expenses to Average
  Net Assets excluding
  dividend expense on
  securities sold short. .........             --         2.25%        2.25%        2.25%        2.25%       2.25%
-------------------------------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS
**  NON-ANNUALIZED
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                      SIX MONTHS ENDED                                                  JANUARY 2,
                                        DECEMBER 31,                 YEAR ENDED JUNE 30,                 1996* TO
                                           2000#      ---------------------------------------------      JUNE 30,
CLASS C SHARES                          (UNAUDITED)     2000#        1999#        1998#        1997        1996
                                    -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ......................       $  26.21     $  22.36      $ 19.66     $  16.83     $  14.37     $ 12.00
                                         --------     --------      -------     --------     --------     -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss .....          (0.18)       (0.36)       (0.28)       (0.21)       (0.06)       0.03
  Net Realized and Unrealized
  Gain ...........................          (4.30)        5.66         4.57         4.97         3.89        2.38
                                         --------     --------      -------     --------     --------     -------
Total From Investment
  Operations .....................          (4.48)        5.30         4.29         4.76         3.83        2.41
                                         --------     --------      -------     --------     --------     -------
DISTRIBUTIONS
  Net Investment Income ..........             --           --           --           --        (0.02)      (0.04)
  Net Realized Gain ..............          (1.26)       (1.45)       (1.59)       (1.93)       (1.35)         --
                                         --------     --------      -------     --------     --------     -------
Total Distributions ..............          (1.26)       (1.45)       (1.59)       (1.93)       (1.37)      (0.04)
                                         --------     --------      -------     --------     --------     -------
NET ASSET VALUE, END OF
  PERIOD .........................       $  20.47     $  26.21     $  22.36     $  19.66     $  16.83     $ 14.37
                                         ========     ========     ========     ========     ========     =======
Total Return (1) .................        -17.34%**     24.38%       24.67%       29.90%       28.04%      20.10%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
  Period (000's) .................       $ 57,580     $ 61,316     $ 27,189     $ 24,872     $  9,410     $ 2,582
Ratio of Expenses to Average
  Net Assets .....................          2.25%        2.25%        2.25%        2.25%        2.32%       2.67%
Ratio of Net Investment Loss
  to Average Net Assets ..........         (1.47)%      (1.46)%      (1.48)%      (1.13)%      (0.77)%      0.44%
Portfolio Turnover Rate ..........            36%**       106%         282%         308%         241%        204%**
-------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss .......       $     --     $   0.01     $   0.02     $   0.04     $   0.02     $  0.07
Ratios Before Expense Reductions:
  Expenses to Average Net
    Assets .......................             --         2.31%        2.36%        2.25%        3.23%       3.80%
  Net Investment Income/Loss to
    Average Net Assets ...........             --        (1.52)%      (1.59)%      (1.35)%      (1.67)%     (0.69)%
Ratio of Expenses to Average
  Net Assets excluding
dividend expense on
securities sold short. ...........             --         2.25%        2.25%        2.25%        2.25%       2.25%
-------------------------------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS
**  NON-ANNUALIZED
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      19

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)
UNAUDITED

     The Van Kampen Focus Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment corporation, under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996.

1.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

   The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. SHORT SALES The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to purchase securities at the market price to replace the borrowed securities at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities, or other liquid, high grade debt obligations. In addition, the Fund will place in a segregated account with its Custodian an amount of cash, U.S. government securities, or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short, and (2) any cash, U.S. government securities, or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

E. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending January 2, 2001 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

F. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

     At December 31, 2000, for federal income tax purposes, cost of long-and short-term investments is $494,908,329, the aggregate gross unrealized appreciation is $67,788,288 and the aggregate gross unrealized depreciation is $57,024,309, resulting in net unrealized appreciation on long- and short-term investments of $10,763,979.

G. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Permanent book to tax basis differences are not included in ending accumulated net investment loss for the purpose of calculating net investment income/loss per share in the Financial Highlights.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Wittter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated as follows:

AVERAGE DAILY NET ASSETS                                              % PER ANNUM
First $500 million ................................................      0.90%
Next $500 million .................................................      0.85%
Over $1 billion ...................................................      0.80%

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                              CLASS B
                            CLASS A         AND CLASS C
                        MAX. OPERATING    MAX. OPERATING
                         EXPENSE RATIO     EXPENSE RATIO
                             1.50%             2.25%

     For the period ended December 31, 2000, the Fund recognized expenses of $7,821 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended
December 31, 2000, the Fund recognized expenses of $8,103 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other/professional expenses, respectively, in the statement of operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services Inc., an affiliate of the advisor, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2000, the Fund recognized expenses of $127,887. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)
UNAUDITED


Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A Shares and up to 1.00% of the Class B Shares and Class C Shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A Shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B Shares and Class C Shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 2000, the Distributor has advised the Fund that it earned initial sales charges of $929,195 for Class A Shares and deferred sales charges of $274,449 and $8,724 for Class B Shares and Class C Shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $31,409 are included in "Other" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2000, no Class B Shares

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First ...............................................       5.00%         1.00%
Second ..............................................       4.00%         None
Third ...............................................       3.00%         None
Fourth ..............................................       2.50%         None
Fifth ...............................................       1.50%         None
Thereafter ..........................................       None          None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                         SIX MONTHS ENDED        YEAR ENDED
                                                         DECEMBER 31, 2000     JUNE 30, 2000
                                                         -----------------     -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .....................................          1,825,582           6,445,252
     Distributions Reinvested .......................            393,807             201,931
     Redeemed .......................................           (889,655)         (3,015,158)
                                                            ------------        ------------
   Net Increase in Class A Shares Outstanding .......          1,329,734           3,632,025
                                                            ============        ============
   Dollars:
     Subscribed .....................................       $ 47,541,267        $164,653,020
     Distributions Reinvested .......................          8,935,496           4,868,559
     Redeemed .......................................        (21,929,602)        (75,774,990)
                                                            ------------        ------------
   Net Increase .....................................       $ 34,547,161        $ 93,746,589
                                                            ============        ============
   Ending Paid in Capital ...........................       $185,758,799        $151,211,638
                                                            ============        ============

CLASS B:
   Shares:
     Subscribed .....................................          1,751,597           4,942,210
     Distributions Reinvested .......................            668,600             491,266
     Redeemed .......................................           (908,135)         (1,568,254)
                                                            ------------        ------------
   Net Increase in Class B Shares Outstanding .......          1,512,062           3,865,222
                                                            ============        ============
   Dollars:
     Subscribed .....................................       $ 43,844,539        $122,523,186
     Distributions Reinvested .......................         14,555,419          11,475,970
     Redeemed .......................................        (22,052,257)        (38,577,715)
                                                            ------------        ------------
   Net Increase .....................................       $ 36,347,701        $ 95,421,441
                                                            ============        ============
   Ending Paid in Capital ...........................       $274,456,719        $238,109,018
                                                            ============        ============

CLASS C:
   Shares:
     Subscribed .....................................            569,503           1,782,675
     Distributions Reinvested .......................            135,112              82,205
     Redeemed .......................................           (231,536)           (741,092)
                                                            ------------        ------------
   Net Increase in Class C Shares Outstanding .......            473,079           1,123,788
                                                            ============        ============
   Dollars:
     Subscribed .....................................       $ 14,326,638        $ 43,250,396
     Distributions Reinvested .......................          2,940,027           1,919,487
     Redeemed .......................................         (5,459,759)        (17,532,521)
                                                            ------------        ------------
   Net Increase .....................................       $ 11,806,906        $ 27,637,362
                                                            ============        ============
   Ending Paid in Capital ...........................       $ 60,373,547        $ 48,566,641
                                                            ============        ============

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

4. INVESTMENT TRANSACTIONS
For the period ended December 31, 2000, the Fund made purchases of $266,261,613 and sales of $198,033,603 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income


CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-     visit our Web site at
      www.vankampen.com--                        [ILLUSTRATION OF COMPUTER]
      to view a prospectus, select
      DOWNLOAD PROSPECTUS

-     call us at (800) 341-2911
      weekdays from 7:00 a.m. to 7:00 p.m.
      central time. Telecommunications
      Device for the Deaf (TDD) users,
      call (800)421-2833.                        [ILLUSTRATION OF PHONE]

-     e-mail us by visiting
      www.vankampen.com and
      selecting CONTACT US                       [ILLUSTRATION OF ENVELOPES]


 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN FOCUS EQUITY FUND


BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY


OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer and
   Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents


INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C- VAN KAMPEN FUNDS INC., 2001. ALL RIGHTS RESERVED.

474, 574, 674                                       PRESORTED
MSAE SAR 02/01                                       STANDARD
1470B01-AP-2/01                                    U.S. Postage
VAN KAMPEN FUNDS INC.                                  PAID
1 Parkview Plaza                                    VAN KAMPEN
P.O. Box 5555                                       INVESTMENTS
Oakbrook Terrace, Illinois 60181-5555

                                   VAN KAMPEN
                               ASIAN GROWTH FUND


                               SEMIANNUAL REPORT
                               DECEMBER 31, 2000

                        [MAP/CURRENCY/INDUSTRY COLLAGE]

                                   VAN KAMPEN
                                  INVESTMENTS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     5
                          TOP FIVE COUNTRIES     5
             Q&A WITH YOUR PORTFOLIO MANAGER     6
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    16
               NOTES TO FINANCIAL STATEMENTS    23

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    30
       FUND OFFICERS AND IMPORTANT ADDRESSES    31


       THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE
                              FUND BEING OFFERED.


              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

[SIDEBAR]
IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT

CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1998--SEPTEMBER 30, 2000)

[BARCHART]

Sep 98                   3.8%
Dec 98                   5.9%
Mar 99                   3.5%
Jun 99                   2.5%
Sep 99                   5.7%
Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.6%
Sep 00                   2.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1998--DECEMBER 31, 2000)

[LINECHART]

          Interest Rates  Inflation
Dec 98         4.75%        1.6%
Jan 99         4.75%        1.7%
Feb 99         4.75%        1.7%
Mar 99         4.75%        1.8%
Apr 99         4.75%        2.3%
May 99         4.75%        2.1%
Jun 99          5.0%        2.0%
Jul 99          5.0%        2.1%
Aug 99         5.25%        2.3%
Sep 99         5.25%        2.6%
Oct 99         5.25%        2.6%
Nov 99          5.5%        2.6%
Dec 99          5.5%        2.7%
Jan 00          5.5%        2.7%
Feb 00         5.75%        3.2%
Mar 00          6.0%        3.8%
Apr 00          6.0%        3.1%
May 00          6.5%        3.2%
Jun 00          6.5%        3.7%
Jul 00          6.5%        3.7%
Aug 00          6.5%        3.4%
Sep 00          6.5%        3.5%
Oct 00          6.5%        3.4%
Nov 00          6.5%        3.4%
Dec 00          6.5%        3.4%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                              PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2000)

                                                 A SHARES      B SHARES     C SHARES
------------------------------------------------------------------------------------
Six-month total return based on NAV(1)            -33.74%       -33.90%      -33.87%
------------------------------------------------------------------------------------
Six-month total return(2)                         -37.57%       -37.20%      -34.53%
------------------------------------------------------------------------------------
One-year total return(2)                          -43.57%       -43.40%      -41.06%
------------------------------------------------------------------------------------
Five-year average annual total return(2)          -12.49%       -12.32%      -12.09%
------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        -4.32%       -11.21%       -4.25%
------------------------------------------------------------------------------------
Commencement date                                 6/23/93        8/1/95      6/23/93
------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12B-1 FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND CLASS C SHARES AND RULE 12b-1 FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2000)

1.   HUTCHISON WHAMPOA                                               10.6%
     Holds diversified worldwide interests in shipping, food processing, real estate, and telecommunications.

2.   CHINA MOBILE                                                     6.7%
     Provides cellular telecommunications services in China.

3.   SAMSUNG ELECTRONICS                                              5.8%
     Manufactures consumer and industrial electronic equipment.

4.   SK TELECOM                                                       3.7%
     Provides wireless telecommunications services in Korea.

5.   TAIWAN SEMICONDUCTOR                                             3.1%
     Designs and manufactures integrated circuits.

6.   SUN HUNG KAI PROPERTIES                                          2.9%
     Develops real estate in Hong Kong and China.

7.   DBS GROUP HOLDINGS                                               2.7%
     Provides banking, mortgage financing, and other financial services.

8.   CHEUNG KONG HOLDINGS                                             2.6%
     Holds diversified interests in China including real estate, telecommunications, and oil.

9.   SWIRE PACIFIC                                                    2.2%
     Holds diversified interests in China including real estate, airlines, and consumer staples such as apparel and sugar.

10.  SINGAPORE AIRLINES                                               2.2%
     Provides international air transportation services, primarily in Asia.

* SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM
  INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

[BARCHART]

                   December 31, 2000         June 30, 2000
Hong Kong                      40.0%                 33.6%
Korea                          19.8%                 25.8%
Taiwan                         16.7%                 20.2%
Singapore                      15.1%                 10.6%
Malaysia                        5.2%                  5.5%

Q & A  WITH YOUR PORTFOLIO MANAGER

     WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN ASIAN GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2000. PORTFOLIO MANAGER ASHUTOSH SINHA, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC., HAS MANAGED THE FUND SINCE 1998. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q CAN YOU START BY PROVIDING AN OVERVIEW OF FUND PERFORMANCE DURING THE PERIOD AND THE PRIMARY REASONS BEHIND IT?

A Slower-than-expected global growth, disappointing earnings from leading technology companies, escalating oil prices, and local political uncertainty together led to a broad sell-off in Asian equities during the third quarter. Adverse global and domestic conditions continued to weigh on Asian markets, forcing them down significantly in the fourth quarter of 2000.

     In this environment, the fund's return declined 33.74 percent during the six-month period ended December 31, 2000 (CLASS A SHARES AT NET ASSET VALUE, INCLUDING A 12b-1 FEE OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX'S RETURN DECLINED 26.38 PERCENT FOR THE SAME PERIOD. THIS BROAD-BASED, UNMANAGED INDEX IS COMPOSED OF COMMON STOCKS FROM INDONESIA, HONG KONG, THE PHILIPPINES, KOREA, TAIWAN, AND THAILAND AND ASSUMES DIVIDENDS ARE REINVESTED. THIS INDEX IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the charts and footnotes on page 4 for additional fund performance results.

     It is tough for any fund manager or investor to see negative returns of this magnitude. Both the global economic slowdown and the reduction in technology spending were more pronounced than anticipated. The drop in consumer demand for electronics components and equipment was particularly damaging to the region. In addition, the deterioration of key local markets intensified the fears of already skittish investors, who turned away from Asian markets seeking refuge from risk.

     The fund's underperformance is attributable mainly to widespread and surprisingly extreme pricing pressures, especially on technology-related stocks, in which the fund was overweighted. Many of the fund's stocks fell more than we believe was justified by market fundamentals.

Q CAN YOU GIVE A GENERAL OVERVIEW OF THE ECONOMIC TRENDS OR POLITICAL EVENTS IN KEY COUNTRIES, HIGHLIGHTING ANY CHALLENGES OR BENEFITS TO THE FUND?

A    Outside forces had a tremendous impact on the Asian markets as a whole.
Among the world's leading manufacturers and exporters of technology and telecommunications products, Asia was hurt profoundly by a drop in consumer demand for technology and by the volatile price performance of technology-related stocks in the United States. Both factors were priced aggressively into the Asian stock markets. Further, the rising price of oil strained monetary policy and raised inflationary concerns. Internally, many countries faced political instability and issues relating to restructuring and reform. Some of the specific issues that influenced the performance of the key Asian markets included the following:

- SOUTH KOREA, the portfolio's largest overweight relative to its benchmark index, was hit hard when D-RAM semiconductor prices hit multi-year lows. In addition, investors are realizing that serious structural reform, particularly of the long-held CHAEBOL (industrial conglomerates) system, will take longer and be more complicated than previously thought.

- TAIWAN'S equity market weathered the turbulence in the technology sector better than most. However, a growing problem with bad debt and the resurfacing of scandal heightened instability in the banking sector. Domestic investor confidence ebbed, and government intervention to prop up the stock market had little effect. Earnings forecasts for Taiwanese companies, particularly technology manufacturers, were revised downward.

- CHINA was somewhat insulated from the global growth slowdown by steadily rising domestic demand. Nevertheless, pains from restructuring state-owned enterprises and concern about moderating growth in retail sales and exports overshadowed the positive economic trends. We continued to see significant developments in China, including financial sector reform and the opening of the investment market to foreign investors. China continued to push forward the privatization of state assets.

- HONG KONG, one of the better-performing Asian markets, gained positive momentum from a strong Chinese macroeconomic environment and increased attention on the banking and property sectors, as investors withdrew from the technology, media, and telecommunications sectors.

- SINGAPORE also was a relatively strong performer, experiencing little reduction in export growth and robust domestic consumption.

- MALAYSIA was hampered by disappointing growth in private consumption, rising interest rates, and likely delays in debt restructuring.

- INDIA, much like China, benefited from a strong domestic economy. However, as a major oil importer and an exporter of technology products, the country was unable to surmount rising oil prices and falling demand for personal computers. On a positive note, significant steps were taken by the Indian government toward restructuring and reform, including the deregulation of telecommunications, which helped encourage competition, increase capital flows and restore some confidence in the equity market.

Many of the smaller Asian markets were plagued by intense political unrest, currency weakness, and poor stock market performance.

Q    HOW DID THESE CONDITIONS AFFECT HOW YOU MANAGED THE FUND THROUGHOUT THE
     PERIOD?

A    Our investment approach uses a "bottom-up" investment strategy. In other words, we emphasize thorough analysis of individual stocks.

     Overall, although we took profits on some long-time winners that had appreciated markedly, we retained significant positions in information technology and semiconductor stocks. We trimmed positions in South Korean and Chinese wireless communications companies that we believed were overvalued based on their limited prospects for growth. Some of these regions' stocks had become as expensive as their Western European counterparts.

     We added incrementally to bank holdings primarily in South Korea, as well as Singapore, where both governments have made firm commitments to addressing systemic risk in their financial systems. Contrarily, we pared back Taiwanese banks due to mounting instability in the financial sector there.

Q WERE THERE ANY STOCKS THAT PERFORMED ESPECIALLY WELL, DESPITE THE CHALLENGES? ANY DISAPPOINTMENTS?

A    One of the fund's biggest winners was China Mobile, the largest operator of wireless telecommunications services in China. During the period, we added to the fund's position based on our belief that the company is likely to benefit from continued strong subscriber growth, a benign regulatory outlook and other supportive developments, including a cut in lease line costs and potentially greater synergies with new acquisitions.

     KEEP IN MIND THAT NOT ALL STOCKS IN THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 5.

     One of our greatest disappointments was Samsung Electronics, the world's leading D-RAM semiconductors manufacturer. Slower-than-expected demand for personal computers created pricing pressure in a normally tight market that had come to expect a shortage of supply. Prices fell precipitously as a result and the stock sunk. We believe the stock's current valuation is compelling, as are its prospects for growth.

     We were surprised by the decline in Korea Telecom as well. Here's an example of a fundamentally sound company, one with healthy growth prospects, that we already believed to be attractively valued. The stock simply got caught in the downdraft in telecommunications stocks worldwide.

Q WHAT IS YOUR NEAR-TERM OUTLOOK AND, CONSEQUENTLY, HOW WILL YOU POSITION THE PORTFOLIO GOING FORWARD?

A    We remain optimistic about the long-term prospects for Asia for a number of reasons. Foremost, we continue to see progress toward large-scale restructuring and serious reform. While the process has been slow and not without stumbling blocks, we believe that the challenges that are applying short-term pressure will be resolved in time. In addition, the technology sector tends to be cyclical and resilient. We believe the Asian markets will gain support from renewed global demand for electronics. We are encouraged by the propensity for markets such as Taiwan and China to become increasingly integrated in global trade relationships.

     In terms of investment opportunities, we expect to retain overweighted positions in information technology, semiconductor, and telecommunications stocks. After suffering recent massive corrections, these and many Asian telecommunications stocks are much more attractively priced than their global counterparts.

     We will continue to seek opportunities for stocks within the key markets such as South Korea, where we believe financial and corporate sector restructuring will regain momentum and succeed in time, and where equities are currently undervalued.

     China really stands out as the country to watch. Internally, we continue to see signs of rising domestic consumption, liberalization of the economy, and privatization of major companies, which is allowing for increased corporate competition. China is set to join the World Trade Organization next year, which bodes well for continued reform. We therefore maintain a positive bias toward Chinese equities as the number of investment opportunities continues to expand.

     We believe Taiwan should benefit from renewed demand for higher-end electronics and renewed growth in the semiconductor industry. While recently passed laws have set the stage for potential consolidation in the banking industry, which should bode well for the financial sector, we expect to remain underweighted in Taiwan due to that country's growing bad debt problem and the inability of corporate entities to gain access to financing.

     In India, we may focus on telecommunications stocks, which should benefit from continued progress toward deregulation and improvement of infrastructure. We anticipate robust growth of the telecommunications industry and of the software sector, which we believe will be the main driver of economic growth in the near term.

     Overall, on a macroeconomic basis we expect to see a deceleration of growth in most Asian markets that is likely to continue in 2001, due to slower external demand. Improving domestic demand will be crucial in determining the future growth prospects of all Asian countries.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                SHARES            VALUE
COMMON STOCKS  99.7%
HONG KONG  40.0%
Asia Satellite Telecommunications Holdings Ltd. .......    216,500       $  449,671
ASM Pacific Technology Ltd. ...........................    128,000          182,161
Cathay Pacific Airways Ltd. ...........................    731,000        1,349,590
Cheung Kong Holdings Ltd. .............................    184,000        2,353,167
China Merchants Holdings International Co., Ltd. ......    512,000          370,886
China Petroleum & Chemical Corp. (a) ..................  2,380,000          378,373
China Mobile Ltd. (a) .................................  1,099,000        6,002,462
China Unicom Ltd. (a) .................................    456,000          698,642
Citic Pacific Ltd. ....................................    197,000          698,367
Cosco Pacific Ltd. ....................................    619,000          480,140
Dao Heng Bank Group Ltd. ..............................     62,000          352,142
Great Wall Technology Co., Ltd. 'H' ...................  1,076,000          351,783
Hang Seng Bank Ltd. ...................................     69,800          939,651
Henderson Land Development Co., Ltd. ..................     59,000          300,306
Hong Kong & China Gas Co., Ltd. .......................    667,900          980,481
Hong Kong Land Holdings Ltd. ..........................    115,000          255,300
Hutchison Whampoa Ltd. ................................    761,930        9,500,070
Johnson Electric Holdings Ltd. ........................    536,800          825,878
Legend Holdings Ltd. ..................................  1,120,000          703,617
Li & Fung Ltd. (a) ....................................    732,000        1,332,667
Pacific Century CyberWorks Ltd. (a) ...................  1,053,600          682,165
PetroChina Co., Ltd. ..................................    856,000          142,672
SmarTone Telecommunications Holdings Ltd. .............    158,900          229,191
Sun Hung Kai Properties Ltd. ..........................    264,000        2,631,640
Sun Television Cybernetworks Holdings Ltd. ............  5,194,000          121,198
Swire Pacific Ltd. 'A' ................................    272,000        1,961,614
Television Broadcasts Ltd. ............................    198,000        1,040,809
Timeless Software Ltd. (a) ............................    826,000          103,783
Wharf Holdings Ltd. ...................................    158,000          383,874
                                                                         ----------
                                                                         35,802,300
                                                                         ----------
INDIA  0.0%
Hero Honda Motors Ltd. ................................        627           11,739
                                                                         ----------
INDONESIA  0.4%
PT Gudang Garam Tbk ...................................    275,000          369,509
                                                                         ----------
KOREA  19.4%
Cheil Communications, Inc. ............................      8,690          425,913
CJ39 Shopping Corp. ...................................      8,010           89,281


SEE NOTES TO FINANCIAL STATEMENTS         11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                            MARKET
DESCRIPTION                                                SHARES            VALUE
KOREA (CONTINUED)
Communication Network Interface, Inc. (a) .............     35,800       $   60,280
Housing & Commercial Bank .............................     58,344        1,323,694
Humax Co., Ltd. (a) ...................................     43,550          361,482
Hyundai Electronics Industries Co. ....................    150,887          480,095
Hyundai Motor Co., Ltd. ...............................     24,890          238,078
Kookmin Bank ..........................................     64,035          754,246
Korea Electric Power Corp. ............................     23,340          435,434
Korea Electric Power Corp. ADR ........................     71,710          735,028
Korea Telecom Corp. ADR ...............................     49,190        1,524,890
Korea Telecom Freetel (a) .............................      7,310          189,829
LG Home Shopping, Inc. (a) ............................     13,050          286,791
Pohang Iron & Steel Co., Ltd. .........................        640           38,704
Pohang Iron & Steel Co., Ltd. ADR .....................     32,000          498,000
Samsung Electro-Mechanics Co. .........................     16,271          441,182
Samsung Electronics Co. ...............................     38,666        4,829,429
Shinhan Bank Co., Ltd. ................................    105,170          864,639
SK Telecom Co., Ltd. (a) ..............................      4,050          810,000
SK Telecom Co., Ltd. ADR ..............................    106,190        2,502,102
Telson Electronics Co., Ltd. ..........................     52,840          226,397
Tong Yang Confectionery Corp. .........................     13,660          183,573
                                                                         ----------
                                                                         17,299,067
                                                                         ----------
MALAYSIA  5.2%
British American Tobacco Bhd. .........................     71,000          653,947
Carlsberg Brewery Bhd. ................................    118,000          341,579
Commerce Asset-Holdings Bhd. ..........................     87,000          186,592
Digi.com Bhd. (a) .....................................    282,000          360,663
Malayan Banking Bhd. ..................................    229,400          814,974
Malaysian Pacific Industries Bhd. .....................     78,000          320,210
Public Bank Bhd. ......................................    479,000          370,595
Resorts World Bhd. ....................................    148,000          235,632
Tanjong Public Co., Ltd. ..............................     73,000          137,355
Telekom Malaysia Bhd. .................................    257,000          764,237
Tenaga Nasional Bhd. ..................................    153,000          467,053
                                                                         ----------
                                                                          4,652,837
                                                                         ----------
PHILIPPINES  0.5%
Ayala Land, Inc. ......................................  2,233,000          241,164
SM Prime Holdings, Inc. ...............................  2,070,500          240,178
                                                                         ----------
                                                                            481,342
                                                                         ----------
SINGAPORE  15.1%
CapitaLand Ltd. (a) ...................................    213,000          368,618
Chartered Semiconductor Manufacturing Ltd. (a) ........    229,000          626,167
City Developments Ltd. ................................     93,000          431,872


                                  12           SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                            MARKET
DESCRIPTION                                                SHARES            VALUE
SINGAPORE (CONTINUED)
Datacraft Asia Ltd. ...................................     86,280       $  407,242
DBS Group Holdings Ltd. ...............................    209,661        2,370,554
Keppel Corp., Ltd. ....................................    248,000          483,554
Neptune Orient Lines Ltd. (a) .........................    561,000          440,127
OMNI Industries Ltd. ..................................    393,000          578,108
Oversea-Chinese Banking Corp., Ltd. ...................    176,150        1,310,837
Overseas Union Bank Ltd. ..............................    126,300          590,153
Pacific Century Region Developments Ltd. (a) ..........    241,000          123,037
Sembcorp Logistics Ltd. ...............................    138,900          769,218
SIA Engineering Co., Ltd. .............................    545,000          421,286
Singapore Airlines Ltd. ...............................    197,000        1,954,658
Singapore Press Holdings Ltd. .........................     74,200        1,095,772
United Overseas Bank Ltd. .............................    109,000          817,421
Venture Manufacturing Ltd. ............................    108,800          728,053
                                                                         ----------
                                                                         13,516,677
                                                                         ----------
TAIWAN  16.7%
Advanced Semiconductor Engineering, Inc. (a) ..........    367,857          251,013
Advantech Co., Ltd. ...................................    112,800          357,609
Ambit Microsystems Corp. ..............................     95,064          403,276
ASE Test Ltd. ADR (a) .................................     28,000          238,000
Asustek Computer, Inc. ................................    239,538          719,626
Chinatrust Commercial Bank (a) ........................    615,850          370,031
Compal Electronics, Inc. ..............................    482,429          654,017
Delta Electronics, Inc. ...............................    296,000          925,000
Far Eastern Textile Ltd. ..............................    517,341          365,513
GigaMedia Ltd. (a) ....................................     18,400           50,600
Hon Hai Precision Industry ............................    282,388        1,432,403
Macronix International Co., Ltd. (a) ..................    473,550          569,061
Nan Ya Plastics Corp. .................................    458,374          513,456
Powerchip Semiconductor Corp. (a) .....................    526,000          262,047
President Chain Store Corp. ...........................    168,468          442,534
Pro Mos Technologies, Inc. (a) ........................    129,109          113,828
Quanta Computer, Inc. .................................    187,000          491,214
Realtek Semiconductor Corp. ...........................     49,000          133,152
Siliconware Precision Industries Co. (a) ..............    917,932          509,962
Taishin International Bank ............................    743,760          303,163
Taiwan Semiconductor Manufacturing Co., Ltd. (a) ......  1,169,035        2,806,107
Uni-President Enterprises Co. (a) .....................    366,000          243,116
United MicroElectronics Corp. .........................  1,146,980        1,665,753
Winbond Electronics Corp. (a) .........................    594,350          568,868
Yageo Corp. (a) .......................................    569,000          448,397
Zinwell Corp. .........................................     59,000           82,123
                                                                         ----------
                                                                         14,919,869
                                                                         ----------


SEE NOTES TO FINANCIAL STATEMENTS     13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                            MARKET
DESCRIPTION                                                SHARES            VALUE
THAILAND  2.4%
Advanced Info Services Public Co., Ltd. ...............     52,400      $   507,097
BEC World Public Co., Ltd. ............................     70,500          357,373
Delta Electronics Public Co., Ltd. (b) ................     35,900          161,302
Golden Land Property Development Public Co., Ltd. (a) .    485,500           44,746
Hana Microelectronics Public Co., Ltd. (a) ............     70,500          144,574
Siam City Cement Public Co., Ltd. (a) .................    158,133          455,452
Thai Farmers Bank Public Co., Ltd. (a) ................    555,600          275,240
Total Access Communications Public Co., Ltd. (a) ......     61,000          164,099
                                                                        -----------
                                                                          2,109,883
                                                                        -----------
TOTAL COMMON STOCKS
    (Cost $98,991,859) ................................                  89,163,223
                                                                        -----------
PREFERRED STOCKS  0.4%
KOREA  0.4%
Samsung Electronics Co.
    (Cost $989,326) ...................................      6,500          354,545
                                                                        -----------
                                                           NO. OF
                                                          WARRANTS
WARRANTS  0.0%
THAILAND  0.0%
Siam Commercial Bank Public Co., Ltd., expiring 5/10/02  (a)
    (Cost $0) .........................................    587,400           36,543
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  100.1%
    (Cost $99,981,185) ................................                  89,554,311
                                                                        -----------
FOREIGN CURRENCY  0.1%
    (Cost $68,759) ....................................                      68,035
                                                                        -----------
TOTAL INVESTMENTS  100.2%
    (Cost $100,049,944) ...............................                  89,622,346

LIABILITIES IN EXCESS OF OTHER ASSETS  -0.2% ..........                   (184,241)
                                                                        -----------

NET ASSETS  100% ......................................                 $89,438,105
                                                                        ===========

(A)  NON-INCOME PRODUCING SECURITY

(B)  SECURITY VALUED AT FAIR VALUE--SEE NOTE 1A TO FINANCIAL STATEMENTS.

ADR  AMERICAN DEPOSITARY RECEIPT


                                  14           SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                        PERCENT OF
INDUSTRY                                VALUE           NET ASSETS
                                     -----------        ----------
Financials ........................  $30,999,614           34.7%
Information Technology ............   22,817,476           25.5
Telecommunications Services .......   14,435,368           16.1
Industrials .......................    8,235,151            9.2
Consumer Discretionary ............    6,187,791            6.9
Utilities .........................    2,617,995            2.9
Consumer Staples ..................    2,234,258            2.5
Materials .........................    1,505,612            1.7
Energy ............................      521,046            0.6
                                     -----------          -----
                                     $89,554,311          100.1%
                                     ===========          =====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


SEE NOTES TO FINANCIAL STATEMENTS       15

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2000
(UNAUDITED)

ASSETS:
Investments in Securities, at Value (Cost $99,981,185) ............   $  89,554,311
Foreign Currency (Cost $68,759) ...................................          68,035
Receivable for:
  Fund Shares Sold ................................................         627,080
  Investments Sold ................................................         359,837
  Dividends .......................................................          48,682
  Interest ........................................................             428
Other .............................................................          46,033
                                                                      -------------
    Total Assets ..................................................      90,704,406
                                                                      -------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed ............................................         673,638
  Shareholder Reporting Expenses ..................................         193,104
  Distribution Fees ...............................................         112,479
  Custody Fees ....................................................          74,210
  Investment Advisory Fees ........................................          51,334
  Transfer Agent Fees .............................................          40,415
  Bank Overdraft ..................................................          35,240
  Directors' Fees and Expenses ....................................          34,228
  Administrative Fees .............................................          26,001
  Professional Fees ...............................................          15,608
  Deferred Country Tax ............................................             372
Other .............................................................           9,672
                                                                      -------------
    Total Liabilities .............................................       1,266,301
                                                                      -------------
NET ASSETS ........................................................   $  89,438,105
                                                                      =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value,
  Shares Authorized 2,625,000,000) ................................   $      10,649
Paid in Capital in Excess of Par ..................................     194,842,188
Accumulated Net Investment Loss ...................................      (1,157,283)
Net Unrealized Depreciation on Investments and
  Foreign Currency Translations* ..................................     (10,463,184)
 Accumulated Net Realized Loss ....................................     (93,794,265)
                                                                      -------------
NET ASSETS ........................................................   $  89,438,105
                                                                      =============


                                     16        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Assets and Liabilities
DECEMBER 31, 2000
(UNAUDITED)

  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $41,652,410 and 4,818,388 Shares Outstanding) ..............      $        8.64
                                                                      =============
    Maximum Sales Charge                                                       5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share X 100/(100% - maximum sales charge)) .............      $        9.17
                                                                      =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $25,935,011 and 3,159,242 Shares Outstanding)** ............      $        8.21
                                                                      =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $21,850,684 and 2,671,095 Shares Outstanding)** ............      $        8.18
                                                                      =============

*  NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $57.

** REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS    17

Statement of Operations
SIX MONTHS ENDED DECEMBER 31, 2000
(UNAUDITED)

INVESTMENT INCOME:
Dividends .........................................................    $    570,928
Interest ..........................................................          40,312
Less Foreign Taxes Withheld .......................................         (31,546)
                                                                       ------------
  Total Income ....................................................         579,694
                                                                       ------------
EXPENSES:
Investment Advisory Fees ..........................................         631,693
Distribution Fees (Attributed to Classes A, B and C of
  $75,253, $181,165 and $152,544, respectively) ...................         408,962
Administrative Fees ...............................................         163,926
Shareholder Reports ...............................................         152,352
Custodian Fees ....................................................         151,305
Transfer Agent Fees ...............................................          67,608
Country Tax Expense ...............................................          64,715
Professional Fees .................................................          22,079
Filing & Registration Fees ........................................          16,407
Directors' Fees and Expenses ......................................           5,150
Other .............................................................           3,997
                                                                       ------------
  Total Expenses ..................................................       1,688,194
  Less Expense Reductions .........................................        (129,348)
                                                                       ------------
  Net Expenses ....................................................       1,558,846
                                                                       ------------
NET INVESTMENT LOSS ...............................................    $   (979,152)
                                                                       ============
NET REALIZED GAIN/LOSS ON:
Investments .......................................................    $(12,868,645)
Foreign Currency Transactions .....................................         (57,935)
                                                                       ------------
Net Realized Loss .................................................     (12,926,580)
                                                                       ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .........................................      25,059,791
                                                                       ------------
  End of the Period:
    Investments ...................................................     (10,426,874)
    Foreign Currency Translations .................................         (36,310)
                                                                       ------------
                                                                        (10,463,184)
                                                                       ------------
Net Unrealized Depreciation During the Period .....................     (35,522,975)
                                                                       ------------
NET REALIZED AND UNREALIZED LOSS ..................................    $(48,449,555)
                                                                       ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............    $(49,428,707)
                                                                       ============


                                     18        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND YEAR ENDED JUNE 30, 2000 (UNAUDITED)

                                                    SIX MONTHS ENDED     YEAR ENDED
                                                    DECEMBER 31, 2000  JUNE 30, 2000
                                                    -----------------  -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss .................................     $(979,152)   $(1,821,554)
Net Realized Gain/Loss ..............................   (12,926,580)    46,100,711
Net Unrealized Depreciation During the Period .......   (35,522,975)   (19,789,970)
                                                       ------------   ------------
Net Increase/Decrease in Net Assets
Resulting from Operations ...........................   (49,428,707)    24,489,187
                                                       ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ..........................................    56,064,410    246,008,180
Redeemed ............................................   (78,211,867)  (281,902,284)
                                                       ------------   ------------
Net Decrease in Net Assets Resulting from
   Capital Share Transactions .......................   (22,147,457)   (35,894,104)
                                                       ------------   ------------
Total Decrease in Net Assets ........................   (71,576,164)   (11,404,917)
NET ASSETS--Beginning of Period .....................   161,014,269    172,419,186
                                                       ------------   ------------
NET ASSETS--End of Period (Including accumulated
   net investment loss of $(1,157,283) and $(178,131),
   respectively) ....................................  $ 89,438,105   $161,014,269
                                                       ============   ============


SEE NOTES TO FINANCIAL STATEMENTS    19

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                       SIX MONTHS
                                         ENDED
                                      DECEMBER 31,                        YEAR ENDED JUNE 30,
                                         2000#    ---------------------------------------------------------------
CLASS A SHARES                        (UNAUDITED)      2000#        1999#       1998#         1997         1996
                                      ---------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ...........      $  13.06       $ 11.48      $  6.53    $  16.62      $  17.15     $  16.42
                                       --------       -------      -------    --------      --------     --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss ....         (0.06)        (0.08)        0.02       (0.04)        (0.06)       (0.04)
  Net Realized and
    Unrealized Gain/Loss ........         (4.36)         1.66         4.93      (10.03)        (0.14)        0.77
                                       --------       -------      -------    --------      --------     --------
Total From Investment
  Operations ....................         (4.42)         1.58         4.95      (10.07)        (0.20)        0.73
                                       --------       -------      -------    --------      --------     --------
DISTRIBUTIONS
  In Excess of Net Realized
    Gain ........................            --            --           --       (0.02)        (0.33)          --
                                       --------       -------      -------    --------      --------     --------
NET ASSET VALUE,
  END OF PERIOD .................      $   8.64       $ 13.06      $ 11.48    $   6.53      $  16.62     $  17.15
                                       ========       =======      =======    ========      ========     ========
Total Return (1) ................        -33.74%*       13.49%       75.69%     -60.57%        -1.10%        4.45%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's) .......................      $ 41,652       $76,254      $88,808    $ 47,128      $175,440     $248,009
Ratio of Expenses to Average
  Net Assets ....................          2.06%         1.92%        1.95%       1.90%         1.84%        1.88%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets ....................         (1.16)%       (0.66)%       0.28%      (0.39)%       (0.31)%      (0.16)%
Portfolio Turnover Rate .........            28%*         108%         138%        130%           74%          38%
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss ......      $   0.01       $  0.01      $  0.01    $   0.01       $    --      $    --
Ratios Before Expense Reductions:
  Expenses to Average Net
    Assets ......................          2.27%         2.02%        2.03%       2.21%           --           --
  Net Investment Income/Loss
    to Average Net Assets .......         (1.37)%       (0.76)%       0.20%      (0.53)%          --           --
Ratio of Expenses to Average
  Net Assets excluding country
    tax expense and interest
    expense .....................          1.90%         1.90%        1.90%       1.90%           --           --
-----------------------------------------------------------------------------------------------------------------

*  NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                     20        SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                      SIX MONTHS
                                        ENDED                                                           AUGUST 1,
                                      DECEMBER 31,               YEAR ENDED JUNE 30,                      1995+
                                        2000#     ---------------------------------------------------- TO JUNE 30,
CLASS B SHARES                       (UNAUDITED)       2000#        1999#       1998#         1997         1996
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD .....................      $  12.43       $ 11.01      $  6.31    $  16.17      $  16.81     $  16.51
                                       --------       -------      -------    --------      --------     --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Loss ...........         (0.10)        (0.17)       (0.03)      (0.10)        (0.16)       (0.03)
  Net Realized and
    Unrealized Gain/Loss ........         (4.12)         1.59         4.73       (9.74)        (0.15)        0.33
                                       --------       -------      -------    --------      --------     --------
Total From Investment
  Operations ....................         (4.22)         1.42         4.70       (9.84)        (0.31)        0.30
                                       --------       -------      -------    --------      --------     --------
DISTRIBUTIONS
  Net Realized Gain .............            --            --           --          --         (0.33)          --
  In Excess of Net Realized Gain             --            --           --       (0.02)           --           --
                                       --------       -------      -------    --------      --------     --------
TOTAL DISTRIBUTIONS .............            --            --           --       (0.02)        (0.33)          --
                                       --------       -------      -------    --------      --------     --------
NET ASSET VALUE,
  END OF PERIOD .................      $   8.21       $ 12.43      $ 11.01    $   6.31      $  16.17     $  16.81
                                       ========       =======      =======    ========      ========     ========
Total Return (1) ................        -33.90%*       12.81%       74.48%     -60.89%        -1.79%        1.82%*
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's) ........................      $ 25,935       $45,837      $42,905    $ 26,126      $ 62,786     $ 52,853
Ratio of Expenses to
  Average Net Assets ............          2.81%         2.67%        2.70%       2.65%         2.59%        2.61%
Ratio of Net Investment Loss to
  Average Net Assets ............         (1.89)%       (1.42)%      (0.44)%     (1.01)%       (1.04)%      (0.52)%
Portfolio Turnover Rate .........            28%*         108%         138%        130%           74%          38%*
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Loss .............      $   0.01       $  0.01      $  0.01    $   0.02      $     --     $     --
Ratios Before Expense Reductions:
  Expenses to Average Net
    Assets ......................          3.02%         2.77%        2.78%       2.96%           --           --
  Net Investment Loss to
    Average Net Assets ..........         (2.10)%       (1.52)%      (0.52)%     (1.15)%          --           --
Ratio of Expenses to Average
  Net Assets excluding country
  tax expense and interest
  expense .......................          2.65%         2.65%        2.65%       2.65%           --           --
-----------------------------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

+   THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      21

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                     SIX MONTHS
                                        ENDED
                                     DECEMBER 31,                        YEAR ENDED JUNE 30,
                                        2000#         -----------------------------------------------------------
CLASS C SHARES                       (UNAUDITED)       2000#        1999#       1998#         1997         1996
                                      ---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD .....................      $  12.39       $ 10.97      $  6.29    $  16.14      $  16.78     $  16.19
                                       --------       -------      -------    --------      --------     --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Loss ...........         (0.10)        (0.17)       (0.04)      (0.12)        (0.21)       (0.13)
  Net Realized and
    Unrealized Gain/Loss ........         (4.11)         1.59         4.72       (9.71)        (0.10)        0.72
                                       --------       -------      -------    --------      --------     --------
Total From Investment
  Operations ....................         (4.21)         1.42         4.68       (9.83)        (0.31)        0.59
                                       --------       -------      -------    --------      --------     --------
DISTRIBUTIONS
  In Excess of Net Realized
    Gain ........................            --            --           --       (0.02)        (0.33)          --
                                       --------       -------      -------    --------      --------     --------
NET ASSET VALUE,
  END OF PERIOD .................      $   8.18       $ 12.39      $ 10.97    $   6.29      $  16.14     $  16.78
                                       ========       =======      =======    ========      ========     ========
Total Return (1) ................        -33.87%*       12.76%       74.13%     -60.88%        -1.79%        3.64%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's) .......................      $ 21,851       $38,923      $40,706    $ 28,823      $114,460     $168,070
Ratio of Expenses to Average
  Net Assets ....................          2.81%         2.67%        2.70%       2.65%         2.59%        2.63%
Ratio of Net Investment Loss
  to Average Net Assets .........         (1.89)%       (1.43)%                  (0.48)        (1.06)%      (0.94)%
Portfolio Turnover Rate .........            28%*         108%         138%        130%           74%          38%
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Loss .............      $   0.01       $  0.01      $  0.01    $   0.01      $     --     $     --
Ratios Before Expense Reductions:
  Expenses to Average Net
    Assets ......................          3.02%         2.77%        2.78%       2.96%           --           --
  Net Investment Loss to
    Average Net Assets ..........         (2.10)%       (1.53)%      (0.56)%     (1.31)%          --           --
Ratio of Expenses to Average
  Net Assets excluding country
  tax expense and interest
  expense .......................          2.65%         2.65%        2.65%       2.65%           --           --
-----------------------------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      22

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

     The Van Kampen Asian Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, Which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had accumulated capital loss carryforwards for tax purposes of $80,258,778 which will expire between June 30, 2006 and June 30, 2007. Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

     At December 31, 2000, for federal income tax purposes, cost of long-and short-term investments is $99,981,185, the aggregate gross unrealized appreciation is $12,105,814 and the aggregate gross unrealized depreciation is $22,532,688, resulting in net unrealized depreciation on long- and short-term investments of $10,426,874.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Permanent book to tax basis differences are not included in ending accumulated net investment loss for the purpose of calculating net investment income/loss per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated follows:

AVERAGE DAILY NET ASSETS                                           % PER ANNUM
First $500 million ...............................................     1.00%
Next $500 million ................................................     0.95%
Over $1 billion ..................................................     0.90%

The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                    CLASS B
                         CLASS A                  AND CLASS C
                     MAX. OPERATING             MAX. OPERATING
                      EXPENSE RATIO              EXPENSE RATIO
                          1.90%                      2.65%

     For the period ended December 31, 2000, the Adviser voluntarily waived $129,348 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended December 31, 2000, the Fund recognized expenses of $3,239 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2000, the Fund recognized expenses of $4,592 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other/professional expenses, respectively, in the statement of operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services Inc., an affiliate of the advisor, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2000, the Fund recognized expenses of $57,011. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A Shares and up to 1.00% of the Class B Shares and Class C Shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A Shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B Shares and Class C Shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 2000, the Distributor has advised the Fund that it earned initial sales charges of $106,237 for Class A Shares and deferred sales charges of $92,535 and $23,688 for Class B Shares and Class C Shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $27,784 are included in "Other" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended December 31, 2000, the Fund incurred $30,934 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3.  CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2000, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                    CONTINGENT DEFERRED SALES
                                                   CHARGE ON ASSETS SUBJECT TO
                                                          SALES CHARGE
                                                   ---------------------------
YEAR OF REDEMPTION                                    CLASS B       CLASS C
First .............................................   5.00%         1.00%
Second ............................................   4.00%          None
Third .............................................   3.00%          None
Fourth ............................................   2.50%          None
Fifth .............................................   1.50%          None
Thereafter ........................................    None          None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                  SIX MONTHS ENDED    YEAR ENDED
                                                 DECEMBER 31, 2000   JUNE 30, 2000
                                                 -----------------   -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ................................       4,617,838      17,452,932
     Redeemed ..................................      (5,638,928)    (19,346,665)
                                                    ------------   -------------
   Net Decrease in Class A Shares Outstanding ..      (1,021,090)     (1,893,733)
                                                    ============   =============
   Dollars:
     Subscribed ................................    $ 49,073,524   $ 222,661,067
     Redeemed ..................................     (60,711,466)   (249,142,808)
                                                    ------------   -------------
   Net Decrease ................................    $(11,637,942)  $ (26,481,741)
                                                    ============   =============
   Ending Paid in Capital ......................    $ 82,399,554   $  94,617,222+
                                                    ============   =============
CLASS B:
   Shares:
     Subscribed ................................         112,303       1,262,910
     Redeemed ..................................        (640,377)     (1,473,492)
                                                    ------------   -------------
   Net Decrease in Class B Shares Outstanding ..        (528,074)       (210,582)
                                                    ============   =============
   Dollars:
     Subscribed ................................   $   1,175,255  $   15,484,002
     Redeemed ..................................      (6,615,117)    (17,962,378)
                                                    ------------   -------------
   Net Decrease ................................   $  (5,439,862)$    (2,478,376)
                                                    ============   =============
   Ending Paid in Capital ......................    $ 54,214,543  $   60,041,721+
                                                    ============   =============
CLASS C:
   Shares:
     Subscribed ................................         588,280         635,714
     Redeemed ..................................      (1,059,428)     (1,203,170)
                                                    ------------   -------------
   Net Decrease in Class C Shares Outstanding ..        (471,148)       (567,456)
                                                    ============   =============
   Dollars:
     Subscribed ................................   $   5,815,631   $   7,863,111
     Redeemed ..................................     (10,885,284)    (14,797,098)
                                                    ------------   -------------
Net Decrease ...................................   $  (5,069,653)  $  (6,933,987)
                                                    ============   =============
Ending Paid in Capital .........................    $ 58,238,740    $ 63,636,988+
                                                    ============   =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
DIFFERENCES.

4.   INVESTMENT TRANSACTIONS

For the period ended December 31, 2000, the Fund made purchases of $32,592,188 and sales of $52,022,997 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
www.vankampen.com --                              [ILLUSTRATION OF COMPUTER]
to view a prospectus, select
DOWNLOAD PROSPECTUS

-  call us at (800) 341-2911
weekdays from 7:00 a.m. to 7:00 p.m.
central time. Telecommunications                  [ILLUSTRATION OF PHONE]
Device for the Deaf (TDD) users,
call (800)421-2833.

-  e-mail us by visiting
www.vankampen.com and
selecting CONTACT US                              [ILLUSTRATION OF ENVELOPES]


  * Closed to new investors
 ** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN ASIAN GROWTH FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2001. ALL RIGHTS RESERVED.

YOUR NOTES:

452, 552, 652                                             PRESORTED
MSAG SAR 02/01                                            STANDARD
1471B01-AP-2/01                                         U.S. Postage
VAN KAMPEN FUNDS INC.                                       PAID
1 Parkview Plaza                                         VAN KAMPEN
P.O. Box 5555                                            INVESTMENTS
Oakbrook Terrace, Illinois 60181-5555

                                   VAN KAMPEN
                              EMERGING MARKETS FUND


                                SEMIANNUAL REPORT
                                DECEMBER 31, 2000


                         [MAP/CURRENCY/INDUSTRY COLLAGE]


                                   VAN KAMPEN
                                   INVESTMENTS

                                TABLE OF CONTENTS

                                         OVERVIEW
                           LETTER TO SHAREHOLDERS      1
                                ECONOMIC SNAPSHOT      2

                              PERFORMANCE SUMMARY
                                RETURN HIGHLIGHTS      4

                            PORTFOLIO AT A GLANCE
                                 TOP TEN HOLDINGS      5
                               TOP FIVE COUNTRIES      5
                 Q&A WITH YOUR PORTFOLIO MANAGERS      6
                                GLOSSARY OF TERMS     10

                                   BY THE NUMBERS
                          YOUR FUND'S INVESTMENTS     11
                             FINANCIAL STATEMENTS     21
                    NOTES TO FINANCIAL STATEMENTS     27

                           VAN KAMPEN INVESTMENTS
                   THE VAN KAMPEN FAMILY OF FUNDS     36
            FUND OFFICERS AND IMPORTANT ADDRESSES     37



       THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE
                              FUND BEING OFFERED.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

[SIDEBAR]
IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT

CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1998--SEPTEMBER 30, 2000)

[BAR CHART]

Sep 98               3.8%
Dec 98               5.9%
Mar 99               3.5%
Jun 99               2.5%
Sep 99               5.7%
Dec 99               8.3%
Mar 00               4.8%
Jun 00               5.6%
Sep 00               2.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1998--DECEMBER 31, 2000)

[LINE CHART]


          INTEREST RATES  INFLATION
Dec 98         4.75%      1.6%
Jan 99         4.75%      1.7%
Feb 99         4.75%      1.7%
Mar 99         4.75%      1.8%
Apr 99         4.75%      2.3%
May 99         4.75%      2.1%
Jun 99          5.0%      2.0%
Jul 99          5.0%      2.1%
Aug 99         5.25%      2.3%
Sep 99         5.25%      2.6%
Oct 99         5.25%      2.6%
Nov 99          5.5%      2.6%
Dec 99          5.5%      2.7%
Jan 00          5.5%      2.7%
Feb 00         5.75%      3.2%
Mar 00          6.0%      3.8%
Apr 00          6.0%      3.1%
May 00          6.5%      3.2%
Jun 00          6.5%      3.7%
Jul 00          6.5%      3.7%
Aug 00          6.5%      3.4%
Sep 00          6.5%      3.5%
Oct 00          6.5%      3.4%
Nov 00          6.5%      3.4%
Dec 00          6.5%      3.4%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2000)


                                               A SHARES     B SHARES    C SHARES
--------------------------------------------------------------------------------
Six-month total return based on NAV(1)             -35.25%    -35.54%    -35.46%
--------------------------------------------------------------------------------
Six-month total return(2)                          -39.00%    -38.76%    -36.10%
--------------------------------------------------------------------------------
One-year total return(2)                           -41.75%    -41.85%    -39.27%
--------------------------------------------------------------------------------
Five-year average annual total return(2)            -2.06%     -1.88%     -1.60%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         -3.94%     -2.80%     -3.75%
--------------------------------------------------------------------------------
Commencement date                                  7/6/94     8/1/95     7/6/94
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.


(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND CLASS C SHARES AND RULE 12b-1 FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2000)

1.   SAMSUNG ELECTRONICS                                                    4.1%
     Manufactures consumer and industrial electronic equipment.


2.   TELEFONOS DE MEXICO (TELMEX)                                           3.8%
     Provides telecommunications services to residents of Mexico.


3.   CHINA MOBILE                                                           3.7%
     Provides cellular telecommunications services in China.


4.   KOREA TELECOM                                                          3.0%
     Provides telecommunications and Internet services to Korea.


5.   TEVA PHARMACEUTICAL INDUSTRIES                                         2.9%
     Develops, manufactures, and markets pharmaceutical products worldwide.


6.   CHECK POINT SOFTWARE TECHNOLOGIES                                      2.2%
     Provides Internet security by blocking viruses and other unwanted Web content.


7.   SK TELECOM                                                             2.2%
     Provides wireless telecommunications services in Korea.


8.   ECI TELECOMMUNICATIONS                                                 2.2%
     Creates telecommunications and data transmission systems to improve service through existing and new networks.


9.   TELEBRAS                                                               2.0%
     Provides wireless communications services throughout
     Latin America.


10.  TAIWAN SEMICONDUCTOR MANUFACTURING                                     2.0%
     Designs and manufactures integrated circuits.

* EXCLUDES SHORT-TERM INVESTMENT AND SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.


TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

[BAR CHART]


               December 31, 2000     June 30, 2000
Brazil                14.9%              8.7%
Korea                 14.4%             20.9%
Israel                11.2%              8.3%
Mexico                10.1%              9.2%
Taiwan                 8.8%             13.2%

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EMERGING MARKETS FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2000. THE TEAM IS LED BY PORTFOLIO MANAGERS ROBERT MEYER AND ANDY SKOV, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC., WHO HAVE MANAGED THE FUND SINCE 1997 AND 1998, RESPECTIVELY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE FUND PERFORMANCE DURING THE PERIOD AND THE PRIMARY REASONS BEHIND IT?

A    A combination of slower-than-expected global growth, persistent stock market volatility, rising oil prices, and prolonged U.S. political and economic uncertainty caused the emerging markets and the fund to decline during the reporting period. The fund fell 35.25 percent, for the six months ended December 31, 2000 (CLASS A SHARES AT NET ASSET VALUE, INCLUDING A 12b-1 FEE OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER). PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     BY COMPARISON, THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX RETURNED -24.58 PERCENT FOR THE SAME PERIOD. THE MSCI EMERGING MARKETS FREE INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF MORE THAN 850 STOCKS TRADED IN 22 WORLD MARKETS. THIS IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

     We understand that it is tough for any investor to see negative returns of this magnitude. Emerging markets are generally net exporters of goods to developed nations. The slowdown in global economic growth and the reduction in technology spending worldwide--both of which were more pronounced than anticipated--were particularly damaging to these markets, causing investor interest to dwindle.

     All emerging markets regions suffered to some extent, as reflected in the steep decline of the index. The fund's underperformance is attributable mainly to unfavorable stock selection, compounded by widespread and surprisingly extreme pricing pressures. Simply put, cheap stocks got even cheaper, sinking to levels that we believe are unjustified by underlying fundamentals.

Q WHAT WERE THE KEY ECONOMIC TRENDS OR POLITICAL EVENTS IN THE MAJOR REGIONS, HIGHLIGHTING ANY CHALLENGES OR BENEFITS TO THE FUND?

A    First, we would emphasize that perhaps the most powerful influences on the emerging markets during the period were external ones: slowing economic growth and volatility in the NASDAQ. Emerging markets reacted variously to these and other local issues. Let's look at the key countries within each region:

- ASIA accounted for the largest geographic sector in the portfolio. The Asian markets were hurt profoundly by weakness in technology spending worldwide. South Korea, the portfolio's largest overweight position relative to the index, was hard hit by a sharp drop in D-RAM (computer memory chips) prices and intensifying concerns about structural reform, particularly of the long-held CHAEBOL (industrial conglomerates) system. Taiwan suffered mounting political tensions and heightened instability in its banking sector, while intense political unrest, currency weakness, and poor stock-market performance undermined many smaller countries. Indian equities were dampened by high oil prices, technology sector turmoil, and a widening fiscal imbalance.

- EMERGING EUROPE, THE MIDDLE EAST, AND AFRICA accounted for the second-largest portfolio allocation, due in part to a heavily overweighted position in Israel relative to the fund's benchmark, the MSCI Emerging Markets Free Index. During the first half of the period, Russia led Emerging European countries, propelled by robust oil prices and progress toward tax and other reforms. Israeli equities surged on strong corporate profits against a backdrop of low inflation. During the second half of the period, however, Russia succumbed to global market volatility and a shrinking investor appetite for risk, while Israel lost ground to rising local tensions and sustained volatility in the technology sector. In South Africa, evidence of a slowing economy and weakening currency ultimately reversed the gains of the first half of the period.

- LATIN AMERICA slipped on negative investor sentiment stemming from the shortfall in U.S. economic growth, technology sector turbulence, and concerns about Argentina's fragile fiscal situation. Relative to its benchmark, the portfolio was heavily overweighted in Brazil, where the government's remarkable fiscal discipline led to marked economic improvement. The portfolio also maintained a small overweight position in Mexico, an oil exporter, which benefited from rising crude prices and the democratic election of President Vincente Fox. Fox's election and the appointment of a market-friendly cabinet were widely perceived to be strongly positive for the country's long-term economic stability. The smaller markets of Chile, Peru, and Colombia continued to offer few attractive investment opportunities.

Q    HOW DID THESE CONDITIONS AFFECT FUND MANAGEMENT THROUGHOUT THE PERIOD?

A    We made few significant changes to the portfolio during the period. Among the fund's Asian investments, we selectively took profits in some long-time winners with strong price performance. We also reduced holdings in wireless telecommunications companies in South Korea and China based on what we believe are limited near-term growth prospects due to increased competition in domestic markets. Overall, the fund remained overweighted in telecommunications, technology, and semiconductor stocks, all of which were hit hard.

     In Emerging Europe, we added to holdings in Russia, a major oil exporter, taking advantage of rising oil and gas prices. In the Middle East, we added to positions in Israel, where niche market dominance and capable management may bode well for growth.

     In Latin America, we took part in the Brazilian government's offering of shares of the national integrated oil company, Petrobras, which was a strong contributor to fund performance. And we took profits on some wireless telecommunications stocks that have appreciated nicely.

Q WERE THERE ANY STOCKS THAT DID ESPECIALLY WELL, DESPITE THE CHALLENGES? WHICH STOCKS WERE THE LARGEST DISAPPOINTMENTS?

A    One of the fund's biggest winners was Checkpoint, an Israeli technology company that has been resistant to extreme volatility in the sector and to turmoil in the Middle East. Early on, we established a significant position in the stock, which rose sharply. During the period, we took some profits on the stock, trimming the position to keep it from becoming too large.

     KEEP IN MIND THAT NOT ALL STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 5.

     Unfortunately, one of our greatest disappointments was once the fund's largest holding--Samsung Electronics, the world's leading D-RAM manufacturer. Slower-than-expected demand for personal computers created pricing pressure in a normally tight market that had come to expect a shortage of supply. Prices fell precipitously as a result, and the stock declined. We believe the stock's current valuation is compelling, as are its prospects for growth. Therefore the fund remains overweighted relative to the benchmark.

Q WHAT IS YOUR NEAR-TERM OUTLOOK AND, CONSEQUENTLY, HOW WILL YOU POSITION THE PORTFOLIO GOING FORWARD?

A    In Asia, we continue to see progress toward structural reform in South
Korea, where the fund remains overweighted. While the process has been slow and not without stumbling blocks, we are confident that the challenges can be overcome. South Korea offers many fundamentally strong companies that we believe may be rewarded when restructuring efforts take hold.

     We are encouraged by the propensity for markets such as Taiwan and China to become increasingly integrated in global trade relationships. We expect the fund to remain underweight in Taiwan, however, where growing bad debt and political instability remain problematic. China stands out as the country to watch. Internally, we continue to see signs of rising consumption, liberalization of the economy, and privatization of major companies, which is allowing for increased corporate competition. In addition, China is set to join the World Trade Organization next year.

     Throughout Asia, we will continue to seek value in technology, which tends to be resilient and which we believe will benefit from renewed global demand for electronics. In India, we will focus on telecommunications stocks, which should benefit from progress toward deregulation and improving infrastructure.

     We continue to believe equities in the dominant Latin American markets of Brazil and Mexico present enticing investment prospects enhanced by positive macroeconomic backdrops. We are especially bullish on Brazil, which we believe may be likely to receive an upgrade from one or more sovereign credit-rating agencies in the near future. In addition, further interest-rate cuts appear likely, which may bode well for continued growth. Consequently, we intend to maintain a large overweight position in Brazil. We are somewhat cautious about Mexico, however, which is especially dependent on U.S. spending. A sustained slowdown in the United States could lead to a deterioration of the balance of payments. Nevertheless, the fund will maintain a slight overweight position in Mexico. With the exception of these two countries, we currently find only limited investment opportunities in Latin America. Overall, the fund is likely to remain slightly underweighted relative to the index. We will look particularly closely at telecommunications stocks, many of which are selling at huge discounts to their Western European counterparts and may offer outstanding growth prospects.

     Within Emerging Europe, the Middle East, and Africa, we continue to be attracted to growth opportunities in Israel, which are enhanced by positive trends in exports and robust direct foreign investment. We believe Russian oil stocks should continue to prosper in the near term from strong oil prices coupled with positive governmental reforms. We expect to maintain an underweight position in Greece, where expensive valuations already reflect much of the upside potential; in Turkey, where instability in the banking sector is taking its toll; and in South Africa, where there is little evidence of real progress toward structural reform in its political system.

     On a macroeconomic level, interest-rate cuts by the Federal Reserve Board should help steady the global markets. If there is no global recession and there is some reduction in stock market volatility, the emerging-markets universe-- which we believe today is unjustifiably depressed--should revert to levels more in line with historical patterns. Indeed, we believe that emerging markets offer significant growth prospects. We remain optimistic about the long-term potential for emerging markets and believe they may ultimately benefit from the restructuring and reform efforts that are currently creating short-term pressures.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)


                                                                       MARKET
DESCRIPTION                                                SHARES      VALUE
COMMON STOCKS 86.8%
ARGENTINA 0.5%
Acindar Industria Argentina de Aceros S.A. `B' (a) ...      26,111     $  22,230
Banco Frances S.A. ADR ...............................       2,490        52,290
Grupo Financiero Galicia S.A. ADR (a) ................       9,711       143,844
Inversiones y Representaciones S.A. ADR (a) ..........       3,794        62,606
Siderar S.A. `A' .....................................      11,649        28,819
Telecom Argentina S.A. ADR ...........................      20,150       316,103
                                                                      ----------
                                                                         625,892
                                                                      ----------
BRAZIL 8.6%
Brasil Telecom Participacoes S.A. ADR ................      14,458       853,022
CRT `A' ..............................................   4,533,439     1,464,650
CEMIG ADR ............................................      18,827       272,269
CVRD ADR .............................................      30,889       760,642
Eletrobras ADR .......................................       4,300        39,747
Eletrobras S.A. ......................................   3,509,000        64,872
Embratel Participacoes `A' ADR .......................      64,250     1,007,922
Empresa Braseleira de Aeronautica S.A. ADR ...........      20,000       795,000
Lojas Arupau S.A. ADR (b) ............................      14,225            --
Petrobras S.A. ADR ...................................       9,700       227,727
Petroleo Brasileiro S.A. ADR (a) .....................      52,700     1,330,675
Tele Celular Sul ADR .................................      11,294       295,056
Tele Nordeste Celular ADR ............................       2,895       119,781
Tele Norte Leste ADR .................................      70,379     1,605,521
Telemig Celular ADR ..................................       3,579       212,951
Telesp Celular ADR ...................................      21,785       588,195
Unibanco GDR .........................................      59,026     1,737,578
Votorantim Celulose e Papel S.A. ADR .................      20,100       280,144
                                                                      ----------
                                                                      11,655,752
                                                                      ----------
CHILE 0.2%
Cia Telecom ADR (a) ..................................      19,300       254,519
                                                                      ----------
CHINA 1.9%
AsiaInfo Holdings, Inc. (a) ..........................         190         1,781
China Merchants Holdings International Co., Ltd. .....     531,000       384,649
China Unicom Ltd. (a) ................................      85,000       130,229
Cosco Pacific Ltd. ...................................     622,000       482,467
Great Wall Technology Co., Ltd. `H' ..................   1,725,100       563,997
Guangdong Kelon Electrical Holdings Co. Ltd. .........     147,000        24,312
Nanjing Panda Electronics Co., Ltd. `H' (a) ..........     888,000       195,823


SEE NOTES TO FINANCIAL STATEMENTS     11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)


                                                                       MARKET
DESCRIPTION                                                SHARES      VALUE
CHINA (CONTINUED)
Netease.com, Inc. ADR (a) ............................      25,100     $  76,869
Sohu.com, Inc. (a) ...................................      18,200        43,225
TCL International Holdings Ltd. (a) ..................   1,966,000       448,669
Yanzhou Coal Mining Co., Ltd. ADR ....................      14,528       200,668
                                                                      ----------
                                                                       2,552,689
                                                                      ----------
CZECH REPUBLIC 0.3%
Cesky Telecom a.s. (a) ...............................      18,678       251,777
Cesky Telecom a.s. GDR ...............................      14,318       195,083
                                                                      ----------
                                                                         446,860
                                                                      ----------
EGYPT 0.6%
Egypt Gas Co. (b) ....................................       2,900        89,726
Egyptian Co. for Mobile Services (a) .................      35,712       693,179
                                                                      ----------
                                                                         782,905
                                                                      ----------
GREECE 1.2%
Alpha Credit Bank S.A. ...............................       7,270       250,351
Commercial Bank of Greece S.A. .......................       4,000       191,631
EFG Eurobank Ergasias (a) ............................       2,028        39,667
National Bank of Greece S.A. .........................       8,970       340,647
National Bank of Greece S.A. ADR (a) .................       2,810        20,197
OTE S.A. .............................................       2,682        40,157
OTE S.A. ADR .........................................      89,234       646,947
Piraeus Bank S.A. (a) ................................      11,400       181,055
                                                                      ----------
                                                                       1,710,652
                                                                      ----------
HONG KONG 5.3%
Asia Satellite Telecommunications Holdings Ltd. ......      75,000       155,775
China Mobile Ltd. ADR (a) ............................      58,600     1,589,525
China Mobile Ltd. (a) ................................     619,000     3,380,822
China Petroleum & Chemical Corp. (a) .................   1,354,000       215,260
China Unicom Ltd. ADR (a) ............................       8,100       119,475
Citic Pacific Ltd. ...................................     143,000       506,936
Founder Holdings Ltd. (a) ............................     558,000       155,602
Legend Holdings Ltd. .................................     913,000       573,573
Sun Television Cybernetworks Holdings Ltd. (a) .......   5,539,500       129,260
Timeless Software Ltd. (a) ...........................     842,000       105,794
Yue Yuen Industrial Holdings Ltd. ....................     144,000       249,240
                                                                      ----------
                                                                       7,181,262
                                                                      ----------
HUNGARY 1.0%
Matav Rt. ............................................      70,404       292,835
Matav Rt. ADR ........................................      29,568       604,296
OTP Bank Rt. .........................................       6,915       388,642


                                        12     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)


                                                                      MARKET
DESCRIPTION                                                SHARES     VALUE
HUNGARY (CONTINUED)
Richter Gedeon Rt. ...................................       2,521    $  149,017
                                                                      ----------
                                                                       1,434,790
                                                                      ----------
INDIA 6.5%
Aptech Ltd. (a) ......................................      33,950       272,735
Bharat Heavy Electricals Ltd. ........................     131,300       459,888
BSES Ltd. ............................................      47,000       199,508
Cipla Ltd. ...........................................       7,250       162,139
Container Corp. of India Ltd. ........................     114,500       414,535
Dabur India Ltd. (a) .................................     103,000       149,380
Dr. Reddy's Laboratories .............................      14,500       395,333
HCL Technologies Ltd. (a) ............................      23,900       274,917
Hero Honda Motors Ltd. ...............................      14,600       273,343
Hindustan Lever Ltd. .................................     114,490       506,106
Housing Development Finance Corp., Ltd. ..............      52,440       608,711
India Info.com Ltd. (a,b,c) ..........................      47,630       127,544
Indo Gulf Corp., Ltd. ................................      79,750        74,146
Infosys Technologies Ltd. (a) ........................       9,400     1,148,932
Lupin Laboratories Ltd. ..............................      25,500       120,180
Mahanagar Telephone Nigam Ltd. .......................     105,250       403,819
Mahanagar Telephone Nigam Ltd. GDR ...................      20,300       160,878
NIIT Ltd. (a) ........................................      13,250       451,403
Ranbaxy Laboratories Ltd. ............................      51,000       734,409
Reliance Industries Ltd. .............................      76,250       553,744
Reliance Industries Ltd. GDR .........................      10,000       164,250
Satyam Computer Services Ltd. ........................      78,750       545,328
Sterlite Industries Ltd. .............................      27,000        88,930
Sterlite Optical Technologies Ltd. (a) ...............       4,000        70,865
Strides Arcolab Ltd. .................................      11,000        39,353
Wipro Ltd. ADR (a) ...................................       2,700       135,338
Zee Telefilms Ltd. (a) ...............................      51,800       309,756
                                                                      ----------
                                                                       8,845,470
                                                                      ----------
INDONESIA 0.5%
PT Gudang Garam Tbk ..................................     480,425       645,532
PT Indah Kiat Pulp & Paper Corp.(a) ..................     707,580        60,336
PT Telekomunikasi Indonesia ADR ......................      35,584       146,784
                                                                      ----------
                                                                         852,652
                                                                      ----------
ISRAEL 11.2%
Aladdin Knowledge Systems (a) ........................      22,089        82,834
Amdocs Ltd. (a) ......................................       4,128       273,430
Audiocodes Ltd. (a) ..................................      39,500       535,719
BATM Advanced Communications Ltd. (a) ................      15,990        25,689
BreezeCom Ltd. (a) ...................................      33,478       479,154


SEE NOTES TO FINANCIAL STATEMENTS     13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2OOO
(UNAUDITED)


                                                                       MARKET
DESCRIPTION                                                SHARES      VALUE
ISRAEL (CONTINUED)
Ceragon Networks Ltd. (a) ............................      10,200    $  123,038
Check Point Software Technologies Ltd. (a) ...........      21,883     2,922,748
Comverse Technology, Inc. (a) ........................       4,781       519,336
ECI Telecommunications Ltd. ..........................     214,701     3,002,460
Elbit Systems Ltd. ...................................           1            13
Galileo Technology Ltd. (a) ..........................      50,048       675,648
Gilat Satellite Networks Ltd. (a) ....................       1,006        25,653
Metalink Ltd (a) .....................................       9,900        95,288
NICE-Systems Ltd. (a) ................................       3,152       105,236
NICE-Systems Ltd. ADR (a) ............................      11,886       238,463
Optibase Ltd. (a) ....................................      24,020       159,133
RADVision Ltd. (a) ...................................      34,951       430,334
RADWARE Ltd. (a) .....................................      38,388       647,798
Tecnomatix Technologies Ltd. (a) .....................      23,227       121,942
Teva Pharmaceutical Industries Ltd. ..................       6,370       450,555
Teva Pharmaceutical Industries Ltd. ADR ..............      46,725     3,422,606
TTI Team Telecom International Ltd. (a) ..............      37,566       563,490
Zoran Corp. (a) ......................................      18,170       281,635
                                                                      ----------
                                                                      15,182,202
                                                                      ----------
KOREA 14.4%
Chel Jedang Corp. ....................................       8,740       428,364
CJ39 Shopping Corp ...................................       5,640        62,865
Communication Network Interface, Inc. (a) ............      39,904        67,190
Hana Bank ............................................      29,920       140,021
Housing & Commercial Bank ............................      50,351     1,142,351
Humax Co., Ltd. (a) ..................................      45,673       379,104
Hyundai Electronics Industries Co. ...................     122,630       390,186
Hyundai Motor Co., Ltd. ..............................      27,710       265,052
Kookmin Bank .........................................      64,327       757,686
Korea Electric Power Corp. ...........................      34,370       641,211
Korea Electric Power Corp. ADR .......................      19,250       197,313
Korea Telecom Corp. ..................................      44,180     2,339,968
Korea Telecom Corp. ADR ..............................      53,910     1,671,210
Korea Telecom Freetel (a) ............................       7,150       185,674
LG Home Shopping, Inc. (a) ...........................       6,070       133,396
LG Securities Co. ....................................      34,100       159,313
Pohang Iron & Steel Co., Ltd. ........................       3,016       182,391
Samsung Electro-Mechanics Co. ........................      21,869       592,970
Samsung Electronics Co. ..............................       5,110       278,727
Samsung Electronics Co. ..............................      42,071     5,254,718
Samsung Securities Co., Ltd. .........................      16,920       310,311
Shinhan Bank .........................................      70,200       577,138
SK Telecom Co., Ltd. (a) .............................      13,200     2,640,000


                                        14     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)


                                                                       MARKET
DESCRIPTION                                                SHARES      VALUE
KOREA (CONTINUED)
SK Telecom Co., Ltd. ADR .............................      16,270    $  383,362
Telson Electronics Co., Ltd. .........................      45,604       195,394
Tong Yang Confectionery Corp. ........................       8,140       109,391
                                                                      ----------
                                                                      19,485,306
                                                                      ----------
MALAYSIA 2.0%
British American Tobacco Bhd. ........................      61,000       561,842
Commerce Asset Holdings Bhd. .........................      71,000       152,276
Digi.com Bhd (a) .....................................     180,000       230,211
Malayan Banking Bhd. .................................     164,000       582,632
Malaysian Pacific Industries Bhd. ....................      42,000       172,421
Resorts World Bhd. ...................................      82,000       130,553
Telekom Malaysia Bhd. ................................     157,000       466,868
Tenaga Nasional Bhd. .................................     122,000       372,421
                                                                      ----------
                                                                       2,669,224
                                                                      ----------
MEXICO 10.1%
Alfa S.A. `A' ........................................     212,098       285,077
Cemex CPO ............................................     136,273       492,638
Cemex CPO ADR ........................................      35,500       641,219
FEMSA ................................................     232,561       694,356
FEMSA ADR ............................................      22,303       666,302
Grupo Aeroportuario de Sureste S.A. de C.V. ADR. (a) .      25,550       424,769
Grupo Aeroportuario de Sureste S.A. de C.V. (a) ......      77,100       124,322
Grupo Carso `A1' (a) .................................      65,584       162,382
Grupo Financiero Banamex Accival S.A. de C.V. `O' (a)      963,777     1,576,133
Grupo Financiero Bancomer S.A. de C.V. `O' (a) .......     745,106       412,376
Grupo Financiero Bancomer S.A. de C.V. `O' ADR (c) ...      31,915       353,411
Grupo Modelo S.A. `C' ................................      34,200        87,524
Grupo Sanborns S.A. `B1' (a) .........................       9,025        12,299
Grupo Televsa S.A. GDR (a) ...........................       1,850        83,134
Kimberly `A' .........................................     162,453       449,545
Nueva Grupo Mexico S.A. `B' (a) ......................         500         1,508
Televisa CPO GDR .....................................      29,556     1,328,173
Telmex ADR ...........................................     112,935     5,096,192
Wal-Mart De Mexico S.A. de C.V. ADR (a) ..............       9,780       194,612
Wal-Mart de Mexico S.A. de C.V. `C' (a) ..............     198,564       365,626
Wal-Mart de Mexico S.A. de C.V. `V' (a) ..............     112,093       222,728
                                                                      ----------
                                                                      13,674,326
                                                                      ----------
POLAND 1.8%
Bank Polsa Kasa Opieki S.A. (a) ......................       9,896       149,667
Bank Rozwoju Eksportu S.A. ...........................       1,061        33,634
Elektrim S.A. (a) ....................................      18,894       231,346
Powszechny Bank Kredytowy S.A. .......................         499        12,800


SEE NOTES TO FINANCIAL STATEMENTS    15

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)


                                                                       MARKET
DESCRIPTION                                                SHARES      VALUE
POLAND (CONTINUED)
Telekomunikacja Polska GDR ...........................     288,766   $ 1,970,828
Wielkopolski Bank Kredytowy S.A. .....................       2,069        13,718
                                                                      ----------
                                                                       2,411,993
                                                                      ----------
RUSSIA 3.8%
Lukoil Holding ADR ...................................      26,106       965,922
Lukoil Holding ADR ...................................       9,500       169,100
Mustcom (a,b) ........................................   8,129,780     1,130,039
RAO Unified Energy Systems GDR .......................      26,250       215,250
Rostelecom ADR .......................................      11,600        60,175
Storyfirst Communications, Inc. (a,b,d) ..............         600       511,308
Surgutneftegaz ADR (a) ...............................     151,421     1,574,778
Surgutneftegaz ADR (a) ...............................      13,240       137,696
Unified Energy System GDR (a) ........................      33,480       274,536
Vimpel-Communications ADR (a) ........................       6,547        97,387
                                                                      ----------
                                                                       5,136,191
                                                                      ----------
SOUTH AFRICA 4.6%
Anglo American Platinum Corp., Ltd. ..................      15,717       731,120
Bidvest Group Ltd. ...................................      53,380       322,027
BoE Corp., Ltd. (b) ..................................     545,504           721
De Beers Centenary AG ................................      34,441       910,295
De Beers Consolidated Mines ADR ......................       4,610       123,318
Ellerine Holdings Ltd. ...............................      41,210        94,216
Firstrand Ltd. .......................................      52,800        58,612
Impala Platinum Holdings Ltd. ........................       2,248       114,613
Liberty Life Association of Africa Ltd. ..............      15,080       134,518
M-Cell Ltd. ..........................................     108,810       363,802
Nedcor Ltd. ..........................................      23,587       533,022
Rembrant Group Ltd. ..................................      88,038       234,434
Remgro Ltd ...........................................      95,038       646,816
Sanlam Ltd. ..........................................     228,200       288,303
Sasol Ltd. ...........................................     107,802       697,358
South African Breweries ..............................      16,945       118,644
South African Breweries plc ..........................     119,600       840,851
                                                                      ----------
                                                                       6,212,670
                                                                      ----------
TAIWAN 8.8%
Advanced Semiconductor Engineering, Inc. (a) .........     308,657       210,617
Advantech Co., Ltd. ..................................      83,300       264,085
Ambit Microsystems Corp. .............................      74,003       313,932
ASE Test Ltd. ADR (a) ................................      15,800       134,300
Asustek Computer, Inc. ...............................     143,531       431,200
Chinatrust Commercial Bank (a) .......................     412,382       247,778
Compal Electronics, Inc. .............................     360,600       488,857


                                        16     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)


                                                                       MARKET
DESCRIPTION                                                SHARES      VALUE
TAIWAN (CONTINUED)
Delta Electronics, Inc. ..............................     381,000   $ 1,190,682
Far Eastern Textile Ltd. .............................     132,199        93,401
Far Eastern Textile Ltd. GDR (c) .....................       1,360         9,690
Hon Hai Precision Industry ...........................     261,460     1,326,246
Hon Hai Precision Industry GDR .......................      10,130       119,281
Macronix International Co., Ltd. (a) .................     230,310       276,761
Powerchip Semiconductor Corp. (a) ....................     494,000       246,105
President Chain Store Corp. ..........................      85,608       224,876
ProMos Technologies, Inc. (a) ........................      85,985        75,808
Quanta Computer, Inc. ................................     134,000       351,993
Siliconware Precision Industries Co. (a) .............     747,399       415,222
Taishin International Bank ...........................     185,380        75,563
Taiwan Semiconductor Manufacturing Co. (a) ...........   1,113,280     2,672,275
Uni-President Enterprises Co. (a) ....................     215,000       142,814
United MicroElectronics Corp. Ltd. ...................   1,071,800     1,556,569
Winbond Electronics Corp. (a) ........................     623,110       596,395
Yageo Corp. (a) ......................................     466,000       367,228
Zinwell Corp. ........................................      38,400        53,449
                                                                     -----------
                                                                      11,885,127
                                                                     -----------
THAILAND 1.4%
Advanced Information Services Co., Ltd. (a) ..........      73,100       707,419
BEC World Public Co., Ltd. ...........................      57,200       289,954
Delta Electronics Public Co., Ltd.(b) ................      75,260       338,150
Shinawatra Computer Co., Ltd. (a) ....................      66,080       243,613
Thai Farmers Bank Public Co., Ltd. (a) ...............     253,200       125,433
Total Access Communications Public Co., Ltd. (a) .....      57,000       153,330
                                                                     -----------
                                                                       1,857,899
                                                                     -----------
TURKEY 2.1%
Alcatel Teletas Telekomunikasyon Endustri ve
 Ticaret A.S. (a) ....................................     842,160        89,204
Anadolu Efes Biracilik A.S. (a) ......................   5,228,758       253,520
Netas Northern Electric Telekomunikasyon A.S. ........   6,639,113       683,424
Turkcell Iletisim Hizmet A.S. ADR (a) ................      28,475       199,325
Turkiye Garanti Bankasi A.S. (a) .....................  41,329,178       231,216
Vestel Elektronik Sanayii ve Ticaret A.S. (a) ........  38,717,735       142,960
Yapi Ve Kredi Bankasi A.S. (a) ....................... 242,213,987     1,246,663
Yapi Ve Kredi Bankasi A.S. GDR (a) ...................       8,360        42,927
                                                                     -----------
                                                                       2,889,239
                                                                     -----------
TOTAL COMMON STOCKS
    (Cost $159,730,958) ..............................               117,747,620
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     17

YOUR FUND'S INVESTMENTS
DECMEBER 31, 2000
(UNAUDITED)


                                                                              MARKET
DESCRIPTION                                                       SHARES      VALUE
PREFERRED STOCKS 6.3%
BRAZIL 6.3%
Banco Nacional S.A. (a,b) ............................         11,156,000   $       286
Brasil Telecom Participacoes S.A. ....................         56,130,952       644,786
CEMIG ................................................          8,328,381       120,441
CRT ..................................................          3,497,045     1,407,785
CVRD `A' .............................................             23,038       560,946
Eletrobras `B' .......................................          1,883,000        34,773
Embratel Participacoes `A' ...........................         36,250,000       550,256
Itaubanco ............................................          3,841,000       364,403
Lojas Arapua S.A. (a,b) ..............................         12,437,000            --
Petrobras ............................................             30,518       716,469
Telebras ADR .........................................             37,229     2,713,063
Tele Celular Sul ADR .................................         58,590,452       154,739
Tele Nordeste Celular ................................         11,378,752        23,399
Tele Norte Leste .....................................         11,991,875       258,287
Telemig Celular ......................................         76,699,752       232,459
Telesp Celular .......................................         70,909,132       747,273
                                                                            -----------
                                                                              8,529,365
                                                                            -----------
COLOMBIA 0.0%
BanColombia (a,b) ....................................              7,150         3,517
                                                                            -----------
TOTAL PREFERRED STOCKS
    (Cost $7,002,780) ................................                        8,532,882
                                                                            -----------
INVESTMENT COMPANY 0.0%
UNITED STATES 0.0%
Morgan Stanley Dean Witter Africa Investment Fund, Inc. (e)
    (Cost $48,547) ...................................              3,770        29,689
                                                                            -----------
TOTAL LONG-TERM INVESTMENTS 93.1%
    (Cost $166,782,285) ..............................                      126,310,191
                                                                            -----------


                                        18     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)


                                                            PAR        MARKET
DESCRIPTION                                                VALUE       VALUE
SHORT-TERM INVESTMENT 6.7%
REPURCHASE AGREEMENT 6.7%
Chase Securities, Inc. 5.60%, dated 12/29/00, due
1/2/00, to be repurchased at $9,086,650, collateralized
by $6,565,000 U.S. Treasury Bonds 8.875%, due 2/15/19,
valued at $9,239,123
    (Cost $9,081,000) ................................  $9,081,000  $  9,081,000
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES 99.8%
    (Cost $175,863,285) ..............................               135,391,191

FOREIGN CURRENCY 0.7%
    (Cost $932,494) ..................................                   944,174
                                                                    ------------
TOTAL INVESTMENTS 100.5%
    (Cost $176,795,779) ..............................               136,335,365

LIABILITIES IN EXCESS OF OTHER ASSETS -0.5% ..........                  (689,369)
                                                                    ------------

NET ASSETS 100% ......................................              $135,645,996
                                                                    ============

(a) NON-INCOME PRODUCING SECURITY

(b) SECURITY VALUED AT FAIR VALUE--SEE NOTE A-1 TO FINANCIAL STATEMENTS.

(c) 144A SECURITY--CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

(d) RESTRICTED AS TO PUBLIC RESALE. TOTAL VALUE OF RESTRICTED SECURITIES AT DECEMBER 31, 2000 WAS $511,308 OR 0.38% OF NET ASSETS (TOTAL COST $1,500,000)

(e) THE FUND IS ADVISED BY AN AFFILIATE WHICH EARNS A MANAGEMENT FEE AS ADVISOR TO THE FUND.

ADR--AMERICAN DEPOSITARY RECEIPT

CPO--CERTIFICATE OF PARTICIPATION

GDR--GLOBAL DEPOSITARY RECEIPT


SEE NOTES TO FINANCIAL STATEMENTS     19

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+


                                                      PERCENT OF
INDUSTRY                                VALUE         NET ASSETS
Telecommunication Services .....   $  40,473,005           29.8%
Information Technology .........      33,994,157           25.1
Financials .....................      13,773,337           10.2
Industrials ....................       6,726,644            5.0
Materials ......................       6,352,571            4.7
Energy .........................       6,034,990            4.4
Consumer Discretionary .........       5,958,688            4.4
Health Care ....................       5,622,974            4.1
Consumer Staples ...............       4,851,759            3.6
Utilities ......................       2,522,066            1.8
                                    -------------         ------
                                    $126,310,191           93.1%
                                    =============         ======

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


                                        20     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2000
(UNAUDITED)

ASSETS:
Investments in Securities, at Value (Cost $175,863,285) .......     $135,391,191
Foreign Currency (Cost $932,494)                                         944,174
Receivable for:
  Investments Sold ............................................        1,942,919
  Fund Shares Sold ............................................        1,627,516
  Dividends ...................................................           86,609
  Interest ....................................................            4,238
Other .........................................................           33,482
                                                                    ------------
    Total Assets ..............................................      140,030,129
                                                                    ------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed ........................................        1,826,708
  Investments Purchased .......................................        1,751,509
  Shareholder Reporting Expenses ..............................          206,012
  Investment Advisory Fees ....................................          199,076
  Distribution Fees ...........................................          162,336
  Custody Fees ................................................           87,668
  Administrative Fees .........................................           40,591
  Professional Fees ...........................................           37,305
  Directors' Fees and Expenses ................................           33,282
  Transfer Agent Fees .........................................           20,537
  Bank Overdraft ..............................................           18,403
  Deferred Country Tax ........................................              706
                                                                    ------------
    Total Liabilities .........................................        4,384,133
                                                                    ------------
NET ASSETS ....................................................     $135,645,996
                                                                    ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares
Authorized 2,625,000,000) .....................................     $     15,983
Paid in Capital in Excess of Par ..............................      214,858,220
Accumulated Net Investment Loss ...............................       (2,053,196)
Accumulated Net Realized Loss .................................      (36,709,967)
Net Unrealized Depreciation on Investments and
  Foreign Currency Translations* ..............................      (40,465,044)
                                                                    ------------
NET ASSETS ....................................................     $135,645,996
                                                                    ============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $76,711,305 and 8,866,991
    Shares Outstanding) .......................................     $       8.65
                                                                    ============
    Maximum Sales Charge ......................................             5.75%
    Maximum Offering Price Per Share (Net Asset Value  Per
    Share x 100/(100% - maximum sales charge)) ................     $       9.18
                                                                    ============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on
    Net Assets of $39,006,696 and 4,714,532
    Shares Outstanding)** .....................................     $       8.27
                                                                    ============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on
    Net Assets of $19,927,995 and 2,401,684
    Shares Outstanding) .......................................     $       8.30
                                                                    ============

*  NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $706.
** REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS     21

Statement of Operations
SIX MONTHS ENDED DECEMBER 31, 2000
(UNAUDITED)

INVESTMENT INCOME:
Dividends .....................................................      $   583,799
Interest ......................................................          156,205
Less Foreign Taxes Withheld ...................................          (28,266)
                                                                    ------------
    Total Income ..............................................          711,738
                                                                    ------------
EXPENSES:
Investment Advisory Fees ......................................        1,063,934
Distribution Fees (Attributed to Classes A, B and C of $114,465,
  $257,372 and $136,661, respectively) ........................          508,498
Custodian Fees ................................................          252,689
Administrative Fees ...........................................          223,958
Shareholder Reports ...........................................          179,117
Transfer Agent Fees ...........................................           75,462
Country Tax Expense ...........................................           51,344
Professional Fees .............................................           47,881
Filing and Registration Fees ..................................           17,679
Directors' Fees and Expenses ..................................            5,535
Other .........................................................            2,664
                                                                    ------------
    Total Expenses ............................................        2,428,761
    Less Expense Reductions ...................................         (208,014)
                                                                    ------------
    Net Expenses ..............................................        2,220,747
                                                                    ------------
NET INVESTMENT LOSS ...........................................     $ (1,509,009)
                                                                    ============
NET REALIZED GAIN/LOSS ON:
Investments ...................................................     $(16,392,017)
Foreign Currency Transactions .................................         (149,401)
                                                                    ------------
Net Realized Loss .............................................      (16,541,418)
                                                                    ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .....................................       14,283,475
                                                                    ------------
  End of the Period:
    Investments ...............................................      (40,472,094)
    Foreign Currency Translations .............................            7,050
                                                                    ------------
                                                                     (40,465,044)
                                                                    ------------
Net Unrealized Depreciation During the Period .................      (54,748,519)
                                                                    ------------
NET REALIZED AND UNREALIZED LOSS ..............................     $(71,289,937)
                                                                    ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........     $(72,798,946)
                                                                    ============


                                        22     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND YEAR ENDED JUNE 30, 2000 (UNAUDITED)

                                                      SIX MONTHS ENDED      YEAR ENDED
                                                      DECEMBER 31, 2000    JUNE 30, 2000
                                                      -----------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ...............................     $ (1,509,009)      $ (2,935,011)
Net Realized Gain/Loss ............................      (16,541,418)        37,992,347
Net Unrealized Appreciation/Depreciation
   During the Period ..............................      (54,748,519)         4,019,068
                                                        ------------       ------------
Net Increase/Decrease in Net Assets Resulting
   from Operations ................................      (72,798,946)        39,076,404
                                                        ------------       ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ........................................       55,766,123        162,638,033
Redeemed ..........................................      (49,602,841)      (122,901,021)
                                                        ------------       ------------
Net Increase in Net Assets Resulting from Capital
   Share Transactions .............................        6,163,282         39,737,012
                                                        ------------       ------------
Total Increase/Decrease in Net Assets .............      (66,635,664)        78,813,416
NET ASSETS--Beginning of Period ...................      202,281,660        123,468,244
                                                        ------------       ------------
NET ASSETS--End of Period (Including accumulated
   net investment loss of $(2,053,196) and
   $(544,187), respectively) ......................     $135,645,996       $202,281,660
                                                        ============       ============


SEE NOTES TO FINANCIAL STATEMENTS     23

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                 SIX MONTHS ENDED
                                    DECEMBER 31,                   YEAR ENDED JUNE 30,
                                      2000#       -----------------------------------------------------------
CLASS A SHARES                     (UNAUDITED)      2000#      1999#       1998#        1997         1996
                                 ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.....................    $   13.37   $     9.87   $    7.98   $   13.47   $    12.06   $    10.61
                                    ---------   ----------   ---------   ---------   ----------   ----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss....        (0.08)       (0.18)       0.03          --         0.01         0.05
  Net Realized and Unrealized
    Gain/Loss...................        (4.64)        3.68        1.86       (4.49)        1.57         1.44
                                    ---------   ----------   ---------   ---------   ----------   ----------
Total From Investment
  Operations....................        (4.72)        3.50        1.89       (4.49)        1.58         1.49
                                    ---------   ----------   ---------   ---------   ----------   ----------
DISTRIBUTIONS
  Net Investment Income.........           --           --          --          --           --        (0.04)
  In Excess of Net Investment
    Income......................           --           --          --          --        (0.04)          --
  Net Realized Gain.............           --           --          --       (0.73)       (0.13)          --
  In Excess of Net Realized Gain           --           --       (0.00)+     (0.27)          --           --
  Return of Capital.............           --           --       (0.00)+        --           --           --
                                    ---------   ----------   ---------   ---------   ----------   ----------
Total Distributions.............           --           --       (0.00)+     (1.00)       (0.17)       (0.04)
                                    ---------   ----------   ---------   ---------   ----------   ----------
NET ASSET VALUE, END OF
  PERIOD........................    $    8.65   $    13.37   $   9.87    $    7.98   $    13.47   $    12.06
                                    =========   ==========   =========   =========   ==========   ==========
Total Return (1)................      -35.25%*      35.36%      23.92%     -34.31%       13.54%       14.16%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
  Period (000's)................    $  76,711   $  106,161   $  63,273   $  74,959   $  119,022   $  114,850
Ratio of Expenses to Average
  Net Assets....................        2.27%        2.20%       2.34%       2.27%        2.21%        2.16%
Ratio of Net Investment
  Income/Loss to Average
    Net Assets..................        (1.42)%      (1.43)%      0.44%       0.04%       (0.06)%       0.93%
Portfolio Turnover Rate.........          35%*        102%        132%         99%          82%          42%
-------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss......    $    0.01     $   0.01     $  0.02 $      0.03     $   0.03     $   0.02
Ratios Before Expense
 Reductions:
  Expenses to Average Net
    Assets......................        2.52%        2.25%       2.56%       2.60%        2.41%        2.56%
  Net Investment Income/Loss to
    Average Net Assets..........        (1.67)%      (1.48)%      0.22%      (0.24)%      (0.27)%       0.53%
Ratio of Expenses to Average
  Net Assets excluding country
    tax expense and interest
    expense.....................        2.15%        2.15%       2.15%       2.15%        2.15%        2.15%
------------------------------------------------------------------------------------------------------------


*    NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                        24     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                SIX MONTHS ENDED                                             AUGUST 1,
                                   DECEMBER 31,              YEAR ENDED JUNE 30,             1995+ TO
                                     2000#        --------------------------------------     JUNE 30,
CLASS B SHARES                    (UNAUDITED)     2000#      1999#       1998      1997       1996
                                ----------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ..........  $    12.83    $   9.55   $   7.78   $   13.24  $  11.94   $ 10.91
                                  ----------    --------   --------   ---------  --------   -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss ...       (0.12)      (0.26)     (0.02)      (0.07)    (0.03)     0.01
  Net Realized and Unrealized
    Gain/Loss ..................       (4.44)       3.54       1.79       (4.39)     1.50      1.02
                                  ----------    --------   --------   ---------  --------   -------
Total From Investment
  Operations ...................       (4.56)       3.28       1.77       (4.46)     1.47      1.03
                                  ----------    --------   --------   ---------  --------   -------
DISTRIBUTIONS
  In Excess of Net Investment
    Income .....................          --          --         --          --     (0.04)       --
  Net Realized Gain ............          --          --         --       (0.73)    (0.13)       --
  In Excess of Net Realized
    Gain .......................          --          --      (0.00)++    (0.27)       --        --
  Return of Capital ............          --          --      (0.00)++       --        --        --
                                  ----------    --------   --------   ---------  --------   -------
Total Distributions ............          --          --      (0.00)++    (1.00)    (0.17)       --
                                  ----------    --------   ---------  ---------  --------   -------
NET ASSET VALUE, END OF
  PERIOD .......................  $     8.27    $  12.83   $   9.55   $    7.78  $  13.24   $ 11.94
                                  ==========    ========   ========   =========  ========   =======
Total Return (1) ...............     -35.54%*     34.35%     22.99%     -34.76%    12.67%     9.45%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
  Period (000's) ...............  $   39,007    $ 62,787    $38,313   $  36,423    35,966   $10,416
Ratio of Expenses to
  Average Net Assets ...........       3.02%       2.95%      3.09%       3.02%     2.96%     2.91%
Ratio of Net Investment
  Income/Loss to Average
    Net Assets .................     (2.18)%      (2.21)%   (0.29)%     (0.67)%     (0.64)%   0.30%
Portfolio Turnover Rate ........         35%*        102%      132%         99%       82%       42%
-----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss .....  $     0.01      $  0.01   $  0.02    $   0.03  $   0.01   $  0.02
Ratios Before Expense
  Reductions:
  Expenses to Average Net
    Assets .....................       3.27%        3.00%     3.31%       3.35%     3.17%     3.31%
  Net Investment Income/Loss
    to Average Net Assets ......       (2.43)%      (2.26)%   (0.51)%     (0.97)%   (0.87)%   (0.10)%
Ratio of Expenses to Average
  Net Assets excluding country
   tax expense and interest
   expense......................       2.90%        2.90%     2.90%       2.90%     2.90%     2.90%
-----------------------------------------------------------------------------------------------------

*    NON-ANNUALIZED

+    THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.

++   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO include rule 12b-1 fees of 1%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     25

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                    SIX MONTHS ENDED
                                       DECEMBER 31,                   YEAR ENDED JUNE 30,
                                         2000#        --------------------------------------------------------
CLASS C SHARES                         (UNAUDITED)     2000#     1999#       1998#       1997        1996
                                    --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD......................     $    12.87    $    9.57  $    7.79   $   13.26   $   11.93   $   10.53
                                      ----------    ---------  ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Loss............          (0.12)       (0.27)     (0.02)      (0.08)      (0.08)      (0.01)
  Net Realized and Unrealized
    Gain/Loss....................          (4.45)        3.57       1.80       (4.39)       1.55        1.41
                                      ----------    ---------  ---------   ---------   ---------   ---------
Total From Investment
  Operations.....................          (4.57)        3.30       1.78       (4.47)       1.47        1.40
                                      ----------    ---------  ---------   ---------   ---------   ---------
DISTRIBUTIONS
  In Excess of Net Investment
    Income.......................             --           --         --          --       (0.01)         --
  Realized Gain..................             --           --         --       (0.73)      (0.13)         --
  In Excess of Net Realized Gain.             --           --      (0.00)+     (0.27)         --          --
  Return of Capital..............             --           --      (0.00)+        --          --          --
                                      ----------    ---------  ---------   ---------   ---------   ---------
Total Distributions..............             --           --      (0.00)+     (1.00)      (0.14)         --
                                      ----------    ---------  ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF
  PERIOD.........................     $     8.30    $   12.87  $    9.57   $    7.79   $   13.26   $   11.93
                                      ==========    =========  =========   =========   =========   =========
Total Return (1).................        -35.46%*      34.38%     23.09%     -34.73%      12.66%      13.30%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
  Period (000's).................     $   19,928    $  33,334  $  21,882   $  28,680   $  57,958     $43,601
Ratio of Expenses to Average
  Net Assets.....................          3.02%        2.95%      3.09%       3.01%       2.96%       2.91%
Ratio of Net Investment
  Loss to Average Net Assets.....          (2.18)%      (2.24)%    (0.32)%     (0.76)%     (0.79)%     (0.11)%
Portfolio Turnover Rate..........            35%*        102%        132%        99%         82%         42%
--------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Loss..............     $     0.01    $    0.01  $    0.02   $    0.03   $    0.02    $  0.03
Ratios Before Expense
  Reductions:
  Expenses to Average
    Net Assets...................          3.27%        3.00%       3.31%      3.34%       3.17%      3.34%
  Net Investment Loss to
    Average Net Assets...........          (2.43)%      (2.29)%    (0.54)%     (1.03)%     (1.00)%    (0.54)%
Ratio of Expenses to Average
  Net Assets excluding country
    tax expense and interest
    expense......................          2.90%        2.90%      2.90%       2.90%       2.90%      2.90%
--------------------------------------------------------------------------------------------------------------

*    NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                        26     SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


       The Van Kampen Emerging Markets Fund, (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issues. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1.     SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

       The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

       The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $18,133,162, which will expire June 30, 2007.

       Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

       At December 31, 2000, for federal income tax purposes, cost of long-and short-term investments is $175,863,285, the aggregate gross unrealized appreciation is $10,173,758 and the aggregate gross unrealized depreciation is $50,645,852, resulting in net unrealized depreciation on long- and short-term investments of $40,472,094.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


       Permanent book to tax basis differences are not included in ending accumulated net investment loss for the purpose of calculating net investment income/loss per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

       The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.     INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million ...........................................        1.25%
Next $500 million ............................................        1.20%
Over $1 billion ..............................................        1.15%

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNADITED)


       The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                    CLASS B
                           CLASS A                AND CLASS C
                       MAX. OPERATING           MAX. OPERATING
                        EXPENSE RATIO            EXPENSE RATIO
                            2.15%                    2.90%

       For the period ended December 31, 2000, the Adviser voluntarily waived $208,014 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

       For the period ended December 31, 2000, the Fund recognized expenses of $4,072 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

       Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2000, the Fund recognized expenses of $6,189 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other/professional expenses, respectively, in the statement of operations.

       Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

       Van Kampen Investor Services Inc., an affiliate of the advisor, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2000, the Fund recognized expenses of $32,167. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

       With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


       Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A Shares and up to 1.00% of the Class B and Class C Shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

       The Distributor may receive a front end sales charge for purchases of Class A Shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C Shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 2000, the Distributor has advised the Fund that it earned initial sales charges of $208,066 for Class A Shares and deferred sales charges of $82,086, and $9,420 for Class B Shares and Class C Shares, respectively.

       Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

       The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $28,048 are included in "Other" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

       For the period ended December 31, 2000, the Fund incurred $13,268 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

       At December 31, 2000, the Fund owned shares of affiliated funds for which the Fund earned dividend income of $1,257 during the period.

3.     CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996,

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2000, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:


                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First ...............................................        5.00%       1.00%
Second ..............................................        4.00%       None
Third ...............................................        3.00%       None
Fourth ..............................................        2.50%       None
Fifth ...............................................        1.50%       None
Thereafter ..........................................        None        None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


                                                       SIX MONTHS ENDED    YEAR ENDED
                                                       DECEMBER 31, 2000  JUNE 30, 2000
                                                       -----------------  -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ......................................        4,131,221        9,539,735
     Redeemed ........................................       (3,206,938)      (8,010,633)
                                                         --------------   --------------
   Net Increase in Class A Shares Outstanding ........          924,283        1,529,102
                                                         ==============   ==============
   Dollars:
     Subscribed ......................................   $   44,451,989   $  121,961,746
     Redeemed ........................................      (34,863,700)     (98,726,701)
                                                         --------------   --------------
   Net Increase ......................................   $    9,588,289   $   23,235,045
                                                         ==============   ==============
   Ending Paid in Capital ............................   $  118,796,807   $  111,252,782+
                                                         ==============   ==============
CLASS B:
   Shares:
     Subscribed ......................................          625,600        2,175,642
     Redeemed ........................................         (805,912)      (1,291,562)
                                                         --------------   --------------
   Net Increase/Decrease in Class B Shares Outstanding         (180,312)         884,080
                                                         ==============   ==============
   Dollars:
     Subscribed ......................................   $    6,680,744   $   27,137,813
     Redeemed ........................................       (8,398,026)     (15,165,855)
                                                         --------------   --------------
   Net Increase/Decrease .............................   $   (1,717,282)  $   11,971,958
                                                         ==============   ==============
   Ending Paid in Capital ............................   $   61,204,305   $   64,130,625+
                                                         ==============   ==============
CLASS C:
   Shares:
     Subscribed ......................................          429,826        1,049,694
     Redeemed ........................................         (619,150)        (745,457)
                                                         --------------   --------------
   Net Increase/Decrease in Class C Shares Outstanding         (189,324)         304,237
                                                         ==============   ==============
   Dollars:
     Subscribed ......................................   $    4,633,390   $   13,538,474
     Redeemed ........................................       (6,341,115)      (9,008,465)
                                                         --------------   --------------
   Net Increase/Decrease .............................   $   (1,707,725)  $    4,530,009
                                                         ==============   ==============
   Ending Paid in Capital ............................   $   34,873,091   $   37,222,694+
                                                         ==============   ==============


+  ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
   DIFFERENCES.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


4.     INVESTMENT TRANSACTIONS

For the period ended December 31, 2000, the Fund made purchases of $64,481,966 and sales of $60,260,006 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.     DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

       At December 31, 2000, the Fund had no outstanding forward currency contracts.

B. SWAP TRANSACTIONS The Fund may enter into total return swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

       Realized gains or losses on maturity or termination of total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default.

       At December 31, 2000, the Fund had no open swap agreements.

+

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
www.vankampen.com --                              [ILLUSTRATION OF COMPUTER]
to view a prospectus, select
DOWNLOAD PROSPECTUS

-  call us at (800) 341-2911
weekdays from 7:00 a.m. to 7:00 p.m.
central time. Telecommunications                  [ILLUSTRATION OF PHONE]
Device for the Deaf (TDD) users,
call (800)421-2833.

-  e-mail us by visiting
www.vankampen.com and
selecting CONTACT US                              [ILLUSTRATION OF ENVELOPES]

  *  Closed to new investors
 **  Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING MARKETS FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY


OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer and
   Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2001. ALL RIGHTS RESERVED.

455, 555, 655                                                   PRESORTED
MSEM SAR 02/01                                                  STANDARD
1472B01-AP-2/01                                                U.S. Postage
VAN KAMPEN FUNDS INC.                                              PAID
1 Parkview Plaza                                                VAN KAMPEN
P.O. Box 5555                                                   INVESTMENTS
Oakbrook Terrace, Illinois 60181-5555

                                   VAN KAMPEN
                               EQUITY GROWTH FUND


                               SEMIANNUAL REPORT
                               DECEMBER 31, 2000

                            [STOCK EXCHANGE COLLAGE]

                                   VAN KAMPEN
                                   INVESTMENTS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     5
                            TOP FIVE SECTORS     5
            Q&A WITH YOUR PORTFOLIO MANAGERS     6
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    16
               NOTES TO FINANCIAL STATEMENTS    23

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    30
       FUND OFFICERS AND IMPORTANT ADDRESSES    31


       THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR
                          THE FUND BEING OFFERED.

            NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.


[SIDENOTE]
IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT

CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1998--SEPTEMBER 30, 2000)

[BAR CHART]

Sep 98                   3.8%
Dec 98                   5.9%
Mar 99                   3.5%
Jun 99                   2.5%
Sep 99                   5.7%
Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.6%
Sep 00                   2.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1998--DECEMBER 31, 2000)

[LINE CHART]

           Interest Rates    Inflation
Dec 98         4.75%           1.6%
Jan 99         4.75%           1.7%
Feb 99         4.75%           1.7%
Mar 99         4.75%           1.8%
Apr 99         4.75%           2.3%
May 99         4.75%           2.1%
Jun 99          5.0%           2.0%
Jul 99          5.0%           2.1%
Aug 99         5.25%           2.3%
Sep 99         5.25%           2.6%
Oct 99         5.25%           2.6%
Nov 99          5.5%           2.6%
Dec 99          5.5%           2.7%
Jan 00          5.5%           2.7%
Feb 00         5.75%           3.2%
Mar 00          6.0%           3.8%
Apr 00          6.0%           3.1%
May 00          6.5%           3.2%
Jun 00          6.5%           3.7%
Jul 00          6.5%           3.7%
Aug 00          6.5%           3.4%
Sep 00          6.5%           3.5%
Oct 00          6.5%           3.4%
Nov 00          6.5%           3.4%
Dec 00          6.5%           3.4%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2000)

                                                 A SHARES     B SHARES    C SHARES
------------------------------------------------------------------------------------
Six-month total return based on NAV(1)            -17.10%      -17.42%     -17.43%
------------------------------------------------------------------------------------
Six-month total return(2)                         -21.86%      -21.32%     -18.21%
------------------------------------------------------------------------------------
One-year total return(2)                          -17.31%      -17.06%     -13.72%
------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         8.89%        9.62%      10.58%
------------------------------------------------------------------------------------
Commencement date                                 5/29/98      5/29/98     5/29/98
------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND CLASS C SHARES AND RULE 12b-1 FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                            PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2000)

1.   TYCO INTERNATIONAL                                                     7.8%
     Manufactures electrical components, communication systems, medical supplies, and fire-detection systems.

2.   PFIZER                                                                 5.7%
     Manufactures pharmaceuticals, including Viagra and Lipitor, and consumer products such as Certs, Listerine, and Visine.

3.   GENERAL ELECTRIC                                                       5.4%
     Produces appliances, lighting products, aircraft engines, and plastics.

4.   UNITED TECHNOLOGIES                                                    4.4%
     Manufactures building systems and aerospace products, including elevators, engines, and helicopters.

5.   CISCO SYSTEMS                                                          4.0%
     Provides solutions that connect computing devices and computer networks.

6.   CITIGROUP                                                              2.4%
     Provides financial services to consumer and corporate customers around the world.

7.   AMERICAN HOME PRODUCTS                                                 2.2%
     Develops a diversified line of health-care and agricultural products.

8.   MICROSOFT                                                              2.2%
     Develops and supports a range of software products.

9.   INTEL                                                                  2.2%
     Designs, manufactures, and markets microcomputer components.


10.  FREDDIE MAC (FORMERLY FEDERAL HOME LOAN MORTGAGE CORP.)                2.1%
     Works with lenders to provide federally mandated mortgages to families in the United States.

* SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

[BAR CHART]

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

                                 December 31, 2000       June 30, 2000
Information Technology                       31.1%               34.8%
Industrials                                  19.8%               16.6%
Health Care                                  17.6%               14.4%
Consumer Discretionary                       10.5%               14.9%
Financials                                   10.0%                7.0%

*    THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2000. THE TEAM IS LED BY PHILIP W. FRIEDMAN AND WILLIAM S. AUSLANDER, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q    HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS YOU ENCOUNTERED OVER THE
PAST SIX MONTHS, AND HOW DID THE FUND PERFORM WITHIN THAT ENVIRONMENT?

A    The second half of the year was quite volatile, as the market was rocked by a number of external circumstances, as well as market-related factors. Surging oil prices, a weakening euro, and unrest in the Middle East combined to put pressure on a market that was already faced with questions about the slowing U.S. economy and the related reactions of the Federal Reserve Board. Toss in the tax-selling season and the uncertainty of the protracted and highly disputed presidential election, and it all added up to a turbulent ride for stock investors.

     Amid the unpredictable ups and downs of the stock market during this period, the fund posted a total return of -17.10 percent for the six months ended December 31, 2000 (CLASS A SHARES AT NET ASSET VALUE, INCLUDING A 12b-1 FEE OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     BY COMPARISON, THE STANDARD & POOR'S 500 INDEX RETURNED -8.71 PERCENT DURING THE SAME PERIOD. THE S&P 500 INDEX IS AN UNMANAGED, BROAD-BASED INDEX THAT MEASURES THE PERFORMANCE OF WIDELY HELD STOCKS AND REFLECTS THE GENERAL PERFORMANCE OF THE STOCK MARKET. IT IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

     During the third quarter of 2000, corporate earnings were generally decent, but early warning signs of an impending slowdown were evident. Nortel Networks, for example, met analysts' earnings estimates but released figures that hinted at weakening sales growth.

Similar negative signs among other companies contributed to speculation that the economy was headed for a slowdown.

     As the fourth quarter rolled around, the stock market declined further. Year-end tax selling put downward pressure on stock prices, and the cliffhanger presidential election made it difficult for investors trying to anticipate the policies of an incoming administration.

     In November, the outlook for poor holiday-season sales by major personal computer makers, such as Dell, ravaged an already battered technology sector and further amplified worries over declines in capital expenditures and slowing corporate earnings across the board. The slowing gross domestic product (GDP) growth rate in December made market participants uneasy about the future course of the economy and set the stage for expectations of Fed action to lower short-term interest rates.

     By the end of December, it was clear that economic growth had slowed dramatically, with the GDP growth rate dipping below 2 percent. After its December committee meeting, the Fed announced that reining in inflation was no longer its primary concern; instead, they would focus on sustaining healthy economic growth and would contemplate lowering interest rates. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.)

     The markets reacted favorably to these decisions and rebounded somewhat in December. The strongest sectors were financial stocks and health-care stocks, with continued weakness in technology and telecommunications.

Q    HOW DID YOU REACT TO THESE CONDITIONS IN MANAGING THE FUND?

A    We rely on our investment process and fundamental research to guide our decisions, remaining true to our basic investment philosophy. Regardless of market conditions, we focus on three types of growth stocks:

- Classic growth stocks

- Nontraditional, lesser-known growth stocks

- Growth stocks that possess strong fundamentals but have been priced according to investor misperceptions or fears that we believe are unfounded

     For example, one of our most advantageous choices was to build the portfolio's concentration in the health-care industry, moving into carefully selected health-care stocks that had been beaten down during 1999. The fund's overweighted position and our favorable stock selection in this area, particularly an emphasis on large pharmaceutical companies, was a positive for the fund's performance.

     We maintained the fund's overweighted position in the capital goods sector (relative to the S&P 500), emphasizing high-quality, diversified conglomerates such as Tyco and United Technologies. This sector provided solid performance and helped buffer the effects of the sharp decline in sectors such as technology and consumer cyclicals throughout the reporting period.

     We moved the fund to an overweighted position in technology as a result of buying on price weakness after the market's downturn last spring. Overall, our choices of specific stocks in this sector helped the fund's technology allocation outperform the technology component of the S&P 500 Index, which was the index's worst-performing sector for the year.

     During the reporting period, what you did NOT own was as important as what you did own. For example, the fund's underweighted position in financials (versus the S&P 500 index) and its lack of exposure to energy and utilities--three of the market's strongest sectors--detracted from performance. These are not the kinds of sectors that normally produce strong growth prospects, so they may tend to be underrepresented in a traditionally growth-oriented investment portfolio such as the fund. To the extent that the fund owned financials, it held names that exhibited the strong growth potential we require, such as Citigroup and Freddie Mac.

Q    WHAT ARE SOME OF THE INVESTMENTS THAT PERFORMED WELL FOR THE FUND?

A    Our emphasis on large-cap pharmaceutical companies contributed to performance throughout the period, as investors reacted to a slowing economy by turning toward more stable-growth companies and valuations rebounded from very depressed levels in 1999. The fund's holdings in Merck, Pfizer, and Bristol-Myers were standouts, driven by solid earnings growth and strong product pipelines. Pfizer in particular remained a core holding of the fund, as the expected synergies related to its acquisition of Warner Lambert, and strong growth in prescriptions of its major drugs led to appreciation during the reporting period. Furthermore, we believe these factors may help drive performance in 2001.

     The portfolio also garnered strong performance from selected holdings in the capital goods sector, such as Tyco International, General Electric, and United Technologies. Tyco, which holds telecommunications equipment, health care products, and fire and security service business units, continues to be a steady favorite, especially in this challenging environment. We believe Tyco's skilled management team has made a number of smart strategic acquisitions, and the company's fundamentals have been stellar. This stock suffered steep declines when the Securities and Exchange Commission (SEC) investigated the company's accounting practices in the fourth quarter of 1999. Since then, however, the stock rebounded.

     We believe United Technologies is a diversified, quality growth company. It was one of the fund's top 10 holdings during the period. It owns global franchises (including Otis elevators, Carrier air conditioners, and Pratt & Whitney aircraft engines), has enjoyed strong cash flow, and has emerging initiatives in potentially promising markets.

     KEEP IN MIND THAT NOT ALL STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 5.

Q    WHICH INVESTMENTS PERFORMED BELOW YOUR EXPECTATIONS DURING THE PERIOD?

A    Technology and telecommunications were the market's hardest-hit sectors.
The fund's investments in Lucent Technologies, Nortel Networks, and Microsoft reflected the difficult environment experienced by technology investors during the period. These stocks fell victim to the broad-based selling that gathered momentum as the economy slowed and corporate earnings were called into question. Nevertheless, we continue to believe that over the long term, the technology sector will generate higher earnings growth rates than most other areas of the economy. Despite the potential for volatility, we want the portfolio to be positioned to participate in that growth.

     Within the consumer staples sector, which represented roughly 15 percent of the portfolio (versus 10 percent of the S&P 500 Index), the fund's exposure to media stocks such as Liberty Media, Time Warner, and Clear Channel detracted from performance. This sector was pulled down by heightened concerns about declining advertising revenue in the wake of "dot-com" failures and a slowing economy. Investments in more traditional consumer staples stocks--such as Pepsi and Quaker--contributed to performance but did not completely offset this weakness.

     Also, some of the consumer cyclicals in the portfolio, such as retailers Home Depot and Costco, were hurt by a slowdown in consumer spending and higher labor costs.

Q    WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE MONTHS AHEAD?

A    We anticipate further weakening in the economy over the first half of 2001, though we do not expect a recession. Keep in mind that this relative slowdown is coming off of historically high levels of GDP growth.

     We believe the stage is set for renewed economic strength in late 2001, continuing into 2002, as a result of several important factors. These include the easing of short-term interest rates by the Fed and a depreciating U.S. dollar versus the euro due to slower growth and lower interest rates in the United States. Also, we expect that oil prices will decline over time and government surpluses around the globe will lead to tax cuts.

     These catalysts should create a favorable backdrop for large-cap stocks, in our opinion. We will strive to position the fund in such a way as to benefit from these trends and try to accomplish the fund's investment objectives.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       MARKET
DESCRIPTION                                              SHARES        VALUE
COMMON STOCKS+  97.7%
CONSUMER DISCRETIONARY  10.5%
MEDIA  5.5%
AT&T Corp. Liberty Media Group 'A'(a) ...........        114,800    $  1,556,975
Comcast Corp. 'A'(a) ............................          2,100          86,756
Comcast Corp. 'A'(Special) (a) ..................         25,900       1,081,325
General Motors Corp. 'H'(a) .....................         52,700       1,212,100
Omnicon Group, Inc. .............................          2,500         207,188
Time Warner, Inc. ...............................         30,000       1,567,200
                                                                    ------------
                                                                       5,711,544
                                                                    ------------
MULTILINE RETAIL  2.5%
Dollar Tree Stores, Inc. (a) ....................         17,800         436,100
Wal-Mart Stores, Inc. ...........................         39,600       2,103,750
                                                                    ------------
                                                                       2,539,850
                                                                    ------------
SPECIALTY RETAIL  2.5%
Home Depot, Inc. ................................         31,700       1,448,293
Limited, Inc. (The) .............................         40,700         694,444
Tiffany & Co. ...................................         12,000         379,500
                                                                    ------------
                                                                       2,522,237
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY ...................................      10,773,631
                                                                    ------------
CONSUMER STAPLES  5.7%
BEVERAGES  2.8%
Anheuser-Busch Cos., Inc. 'A'....................         36,000       1,638,000
Coca-Cola Co. ...................................          4,100         249,844
PepsiCo, Inc. ...................................         20,900       1,035,856
                                                                    ------------
                                                                       2,923,700
                                                                    ------------
FOOD & DRUG RETAILING  1.1%
Safeway, Inc. (a) ...............................         17,500       1,093,750
                                                                    ------------
FOOD PRODUCTS  0.5%
Quaker Oats Co. .................................          5,900         574,513
                                                                    ------------
HOUSEHOLD PRODUCTS  0.9%
Procter & Gamble Co. ............................         11,600         909,875
                                                                    ------------
TOBACCO  0.4%
Philip Morris Cos., Inc. ........................          8,700         382,800
                                                                    ------------
TOTAL CONSUMER STAPLES .........................................       5,884,638
                                                                    ------------


SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                       MARKET
DESCRIPTION                                              SHARES        VALUE
FINANCIALS  10.0%
BANKS  3.0%
Bank of New York Co., Inc. ......................         39,600    $  2,185,425
FleetBoston Financial Corp. .....................         25,000         939,062
                                                                    ------------
                                                                       3,124,487
                                                                    ------------
DIVERSIFIED FINANCIALS  5.4%
American Express Co. ............................         15,500         851,531
Citigroup, Inc. .................................         48,133       2,457,792
Freddie Mac .....................................         32,000       2,204,000
                                                                    ------------
                                                                       5,513,323
                                                                    ------------
INSURANCE  1.6%
American International Group, Inc. ..............         16,900       1,665,706
                                                                    ------------
TOTAL FINANCIALS ...............................................      10,303,516
                                                                    ------------
HEALTH CARE  17.6%
BIOTECHNOLOGY  1.4%
Amgen, Inc. (a) .................................          7,550         482,728
CuraGen Corp. (a) ...............................          3,500          95,594
Genentech, Inc. (a) .............................          5,800         472,700
Invitrogen Corp. (a) ............................          2,300         198,663
Tularik, Inc. (a) ...............................          7,000         206,062
                                                                    ------------
                                                                       1,455,747
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES  1.4%
Applera Corp.-Applied Biosystems Group ..........          5,200         489,125
Medtronic, Inc. .................................         16,300         984,112
                                                                    ------------
                                                                       1,473,237
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES  0.7%
HCA - The Healthcare Corp. ......................         15,700         690,957
                                                                    ------------
PHARMACEUTICALS  14.1%
Abbott Laboratories .............................         10,100         489,219
American Home Products Corp. ....................         35,500       2,256,025
Bristol-Myers Squibb Co. ........................         20,900       1,545,294
Eli Lilly & Co. .................................          3,500         325,719
Johnson & Johnson ...............................          8,100         851,006
Merck & Co., Inc. ...............................         15,700       1,469,912
Pfizer, Inc. ....................................        127,450       5,862,700
Pharmacia Corp. .................................         28,718       1,751,798
                                                                    ------------
                                                                      14,551,673
                                                                    ------------
TOTAL HEALTH CARE ..............................................      18,171,614
                                                                    ------------


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                       MARKET
DESCRIPTION                                              SHARES        VALUE
INDUSTRIALS  19.8%
AEROSPACE & DEFENSE  6.4%
General Dynamics Corp. ..........................         27,300    $  2,129,400
United Technologies Corp. .......................         57,100       4,489,488
                                                                    ------------
                                                                       6,618,888
                                                                    ------------
INDUSTRIAL CONGLOMERATES  13.4%
General Electric Co. ............................        116,700       5,594,306
Textron, Inc. ...................................          3,400         158,100
Tyco International Ltd. .........................        144,300       8,008,650
                                                                    ------------
                                                                      13,761,056
                                                                    ------------
TOTAL INDUSTRIALS ..............................................      20,379,944
                                                                    ------------
INFORMATION TECHNOLOGY  31.1%
COMMUNICATIONS EQUIPMENT  12.0%
American Tower Corp. 'A'(a) .....................         52,700       1,996,012
CIENA Corp. (a) .................................          8,100         659,138
Cisco Systems, Inc. (a) .........................        108,500       4,150,125
Corning, Inc ....................................         13,400         707,688
Crown Castle International Corp. (a) ............         34,900         944,481
Efficient Networks, Inc. (a) ....................         16,300         232,275
JDS Uniphase Corp. (a) ..........................         11,200         466,900
Juniper Networks, Inc. (a) ......................          5,200         655,525
Nokia Oyj ADR ...................................         12,800         556,800
Nortel Networks Corp. ...........................         20,400         654,075
SBA Communications Corp. (a) ....................          2,900         119,081
Scientific-Atlanta, Inc. ........................         20,700         674,044
Spectrasite Holdings, Inc. (a) ..................         32,000         424,000
TyCom Ltd. (a) ..................................          7,600         170,050
                                                                    ------------
                                                                      12,410,194
                                                                    ------------
COMPUTERS & PERIPHERALS  5.0%
Compaq Computer Corp. ...........................         50,000         752,500
EMC Corp. (a) ...................................         19,800       1,316,700
Hewlett-Packard Co. .............................         16,900         533,406
International Business Machines Corp. ...........         13,400       1,139,000
StorageNetworks, Inc. (a) .......................         13,400         332,488
Sun Microsystems, Inc. (a) ......................         40,100       1,117,787
                                                                    ------------
                                                                       5,191,881
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.4%
Jabil Circuit, Inc. (a) .........................         16,300         413,612
Sanmina Corp. (a) ...............................         12,800         980,800
                                                                    ------------
                                                                       1,394,412
                                                                    ------------


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                       MARKET
DESCRIPTION                                              SHARES        VALUE
INTERNET SOFTWARE & SERVICES  0.1%
VeriSign, Inc. (a) ..............................          1,700    $    126,119
                                                                    ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS  6.4%
Analog Devices, Inc. (a) ........................          7,000         358,312
Applied Materials, Inc. (a) .....................          5,700         217,669
Broadcom Corp. 'A'(a) ...........................          5,200         439,400
Intel Corp. .....................................         73,300       2,217,325
Maxim Integrated Products, Inc. (a) .............         17,500         836,719
PMC-Sierra, Inc. (a) ............................          3,000         235,875
QLogic Corp. (a) ................................          7,000         539,000
Texas Instruments, Inc. .........................         31,400       1,487,575
TranSwitch Corp. (a) ............................          6,400         250,400
                                                                    ------------
                                                                       6,582,275
                                                                    ------------
SOFTWARE  6.2%
BEA Systems, Inc. (a) ...........................          3,500         235,594
Brocade Communications Systems, Inc. (a) ........          2,800         257,075
i2 Technologies, Inc. (a) .......................          6,400         348,000
Intuit, Inc. (a) ................................         12,400         489,025
McDATA Corp. (a) ................................          3,500         191,625
Microsoft Corp. (a) .............................         51,800       2,253,300
Oracle Corp. (a) ................................         59,300       1,723,406
VERITAS Software Corp. (a) ......................         10,486         917,525
                                                                    ------------
                                                                       6,415,550
                                                                    ------------
TOTAL INFORMATION TECHNOLOGY ...................................      32,120,431
                                                                    ------------
TELECOMMUNICATION SERVICES  3.0%
DIVERSIFIED TELECOMMUNICATION SERVICES  3.0%
Qwest Communications International, Inc. (a) ....          8,100         332,100
Verizon Communications, Inc. ....................         41,734       2,091,917
WorldCom, Inc. (a) ..............................         51,200         716,800
                                                                    ------------
                                                                       3,140,817
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS  97.7%
    (Cost $96,752,054) .........................................     100,774,591
                                                                    ------------


                                       14      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                          PAR          MARKET
DESCRIPTION                                              VALUE         VALUE
SHORT-TERM INVESTMENT  1.9%
REPURCHASE AGREEMENT  1.9%
Chase Securities, Inc. 5.60%, dated 12/29/00,
due 1/2/01, to be repurchased at $1,890,175,
collateralized by $1,585,000 U.S. Treasury Bonds
7.50%, due 11/15/16, valued at $1,926,107
    (Cost $1,889,000) ................................$1,889,000    $  1,889,000
                                                                    ------------

TOTAL INVESTMENTS  99.6%
    (Cost $98,641,054) .........................................     102,663,591
                                                                    ------------

OTHER ASSETS IN EXCESS OF LIABILITIES  0.4% ....................         449,190
                                                                    ------------

NET ASSETS  100% ...............................................    $103,112,781
                                                                    ============

(a) NON-INCOME PRODUCING SECURITY

ADR--AMERICAN DEPOSITARY RECEIPT

+ THE COMMON STOCKS ARE CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.



SEE NOTES TO FINANCIAL STATEMENTS      15

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
(UNAUDITED)

ASSETS:
Investments at Value (Cost $98,641,054) ......................................  $ 102,663,591
Cash .........................................................................      1,915,073
Receivable for:
  Fund Shares Sold ...........................................................        901,927
  Investments Sold ...........................................................        522,755
  Dividends ..................................................................         53,977
  Interest ...................................................................            882
Deferred Organizational Costs ................................................          2,843
Other ........................................................................         28,836
                                                                                -------------
    Total Assets .............................................................    106,089,884
                                                                                -------------
LIABILITIES:
Payable for:
  Investments Purchased ......................................................      2,320,609
  Fund Shares Redeemed .......................................................        354,676
  Distribution Fees ..........................................................        125,738
  Investment Advisory Fees ...................................................         70,728
  Shareholder Reporting Expenses .............................................         33,634
  Directors' Fees and Expenses ...............................................         27,005
  Administrative Fees ........................................................         25,371
  Custody Fees ...............................................................         14,932
  Transfer Agent Fees ........................................................          3,406
  Professional Fees ..........................................................          1,004
                                                                                -------------
    Total Liabilities ........................................................      2,977,103
                                                                                -------------
NET ASSETS ...................................................................  $ 103,112,781
                                                                                =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ......  $       8,640
Paid in Capital in Excess of Par .............................................    106,559,195
Net Unrealized Appreciation on Investments ...................................      4,022,537
Accumulated Net Investment Loss ..............................................       (688,430)
Accumulated Net Realized Loss ................................................     (6,789,161)
                                                                                -------------
NET ASSETS ...................................................................  $ 103,112,781
                                                                                =============


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
(UNAUDITED)

Class A Shares:
  Net Asset Value and Redemption Price Per Share (Based on Net Assets of
  $41,184,436 and 3,408,902 Shares Outstanding) ...............................   $       12.08
                                                                                  =============
  Maximum Sales Charge ........................................................           5.75%
  Maximum Offering Price Per Share (Net Asset Value
  Per Share x 100/(100% - maximum sales charge)) ..............................   $       12.82
                                                                                  =============

Class B Shares:
  Net Asset Value and Offering Price Per Share (Based on Net Assets of
  $46,466,582 and 3,923,976 Shares Outstanding)* ..............................   $       11.84
                                                                                  =============

Class C Shares:
  Net Asset Value and Offering Price Per Share (Based on Net Assets of
  $15,461,763 and 1,306,634 Shares Outstanding)* ..............................   $       11.83
                                                                                  =============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE





SEE NOTES TO FINANCIAL STATEMENTS      17

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2000
(UNAUDITED)

INVESTMENT INCOME:
Dividends .........................................................................  $     363,007
Interest ..........................................................................         92,612
                                                                                     -------------
    Total Income ..................................................................        455,619
                                                                                     -------------
EXPENSES:
Investment Advisory Fees ..........................................................        451,525
Distribution Fees (Attributed to Classes A, B and C
  of $54,623, $260,241 and $86,592, respectively) .................................        401,456
Administrative Fees ...............................................................        144,424
Filing and Registration Fees ......................................................         37,250
Custodian Fees ....................................................................         32,358
Transfer Agent Fees ...............................................................         19,232
Professional Fees .................................................................         15,006
Shareholder Reports ...............................................................          9,878
Directors' Fees and Expenses ......................................................          6,852
Amortization of Organizational Costs ..............................................            596
Other .............................................................................          1,626
                                                                                     -------------
    Total Expenses ................................................................      1,120,203
                                                                                     -------------
NET INVESTMENT LOSS ...............................................................  $    (664,584)
                                                                                     =============
NET REALIZED GAIN/LOSS ON:
Investments .......................................................................  $  (6,372,313)
                                                                                     -------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .........................................................     18,121,023
                                                                                     -------------
  End of the Period:
    Investments ...................................................................      4,022,537
                                                                                     -------------
Net Unrealized Depreciation During the Period .....................................    (14,098,486)
                                                                                     -------------
NET REALIZED AND NET UNREALIZED LOSS ..............................................  $ (20,470,799)
                                                                                     =============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................  $ (21,135,383)
                                                                                     =============



                                       18      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND YEAR ENDED JUNE 30, 2000 (UNAUDITED)

                                                                   SIX MONTHS ENDED       YEAR ENDED
                                                                   DECEMBER 31, 2000    JUNE 30, 2000
                                                                   -----------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss .............................................     $   (664,584)     $   (907,071)
Net Realized Gain/Loss ..........................................       (6,372,313)        8,312,381
Net Unrealized Appreciation/Depreciation During the Period ......      (14,098,486)        8,946,358
                                                                      ------------      ------------
Net Increase/Decrease in Net Assets Resulting from
   Operations ...................................................      (21,135,383)       16,351,668
                                                                      ------------      ------------
DISTRIBUTIONS:
NET REALIZED GAIN:
   Class A ......................................................       (2,278,405)         (773,283)
   Class B ......................................................       (2,675,989)       (1,057,330)
   Class C ......................................................         (890,951)         (336,667)
                                                                      ------------      ------------
Net Decrease in Net Assets Resulting from Distributions .........       (5,845,345)       (2,167,280)
                                                                      ------------      ------------
CAPITAL SHARES TRANSACTIONS:
Subscribed ......................................................       28,137,522        61,360,897
Distributions Reinvested ........................................        5,269,306         1,959,132
Redeemed ........................................................      (11,349,542)      (18,066,080)
                                                                      ------------      ------------
Net Increase in Net Assets Resulting from
   Capital Share Transactions ...................................       22,057,286        45,253,949
                                                                      ------------      ------------
Total Increase/Decrease in Net Assets ...........................       (4,923,442)       59,438,337
NET ASSETS--Beginning of Period .................................      108,036,223        48,597,886
                                                                      ------------      ------------
NET ASSETS--End of Period (Including accumulated
   net investment loss of $(688,430) and $(23,846),
   respectively) ................................................     $103,112,781      $108,036,223
                                                                      ============      ============


SEE NOTES TO FINANCIAL STATEMENTS      19

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                       YEAR ENDED
                                             SIX MONTHS ENDED            JUNE 30,
                                           DECEMBER 31,  2000#  --------------------------    MAY 29, 1998*
CLASS A SHARES                                 (UNAUDITED)         2000#          1999#     TO JUNE 30, 1998
                                           -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..............................       $  15.42         $  12.54       $  10.29       $  10.00
                                                 --------         --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ....................          (0.05)           (0.11)         (0.06)            --
  Net Realized and
    Unrealized Gain/Loss .................          (2.57)            3.47           2.31           0.29
                                                 --------         --------       --------       --------
Total From Investment Operations .........          (2.62)            3.36           2.25           0.29
                                                 --------         --------       --------       --------
DISTRIBUTIONS
  Net Realized Gain ......................          (0.72)           (0.48)         (0.00)+           --
                                                 --------         --------       --------       --------
NET ASSET VALUE, END OF PERIOD ...........       $  12.08         $  15.42       $  12.54       $  10.29
                                                 ========         ========       ========       ========
Total Return (1) .........................         -17.10%**         27.26%         21.90%          2.90%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ........       $ 41,184         $ 41,625       $ 17,185       $  2,057
Ratio of Expenses to Average
  Net Assets .............................           1.50%            1.50%          1.50%          1.50%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..................          (0.72)%          (0.77)%        (0.57)%         0.51%
Portfolio Turnover Rate ..................             32%**            73%           126%            19%**
----------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Loss ......................       $     --         $   0.03       $   0.05       $   0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .........             --             1.69%          1.98%          4.06%
  Net Investment Loss
    to Average Net Assets ................             --            (0.96)%        (1.05)%        (2.05)%
----------------------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS

**  NON-ANNUALIZED

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A
    CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       20      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                       YEAR ENDED
                                             SIX MONTHS ENDED            JUNE 30,
CLASS B SHARES                             DECEMBER 31,  2000#  --------------------------    MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS             (UNAUDITED)         2000#          1999#     TO JUNE 30, 1998
                                           -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..............................       $  15.19         $  12.45       $  10.28       $  10.00
                                                 --------         --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ....................          (0.11)           (0.21)         (0.14)            --
  Net Realized and
    Unrealized Gain/Loss .................          (2.52)            3.43           2.31           0.28
                                                 --------         --------       --------       --------
Total From Investment Operations .........          (2.63)            3.22           2.17           0.28
                                                 --------         --------       --------       --------
Distributions
  Net Realized Gain ......................          (0.72)           (0.48)         (0.00)+           --
                                                 --------         --------       --------       --------
NET ASSET VALUE, END OF PERIOD ...........       $  11.84         $  15.19       $  12.45       $  10.28
                                                 ========         ========       ========       ========
Total Return (1) .........................         -17.42%**         26.32%         21.14%          2.80%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ........       $ 46,467         $ 49,214       $ 23,978       $  1,543
Ratio of Expenses to Average Net Assets ..           2.25%            2.25%          2.25%          2.25%
Ratio of Net Investment Income/Loss
to Average Net Assets ....................          (1.47)%          (1.52)%        (1.34)%        (0.25)%
Portfolio Turnover Rate ..................             32%**            73%           126%            19%**
----------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Loss .................................       $     --         $   0.03       $   0.05       $   0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .........             --             2.44%          2.72%          4.81%
  Net Investment Loss
    to Average Net Assets ................             --            (1.71)%        (1.81)%        (2.81)%
----------------------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS

**  NON-ANNUALIZED

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN
    REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      21

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                       YEAR ENDED
                                             SIX MONTHS ENDED            JUNE 30,
                                           DECEMBER 31,  2000#  --------------------------    MAY 29, 1998*
CLASS C SHARES                                 (UNAUDITED)         2000#          1999#     TO JUNE 30, 1998
                                           -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....       $  15.18         $  12.44       $  10.28       $  10.00
                                                 --------         --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ....................          (0.11)           (0.21)         (0.14)            --
  Net Realized and
Unrealized Gain/Loss .....................          (2.52)            3.43           2.30           0.28
                                                 --------         --------       --------       --------
Total From Investment Operations .........          (2.63)            3.22           2.16           0.28
                                                 --------         --------       --------       --------
DISTRIBUTIONS
  Net Realized Gain ......................          (0.72)           (0.48)         (0.00)+           --
                                                 --------         --------       --------       --------
NET ASSET VALUE, END OF PERIOD ...........       $  11.83         $  15.18       $  12.44       $  10.28
                                                 ========         ========       ========       ========
Total Return (1) .........................         -17.43%**         26.34%         21.04%          2.80%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ........       $ 15,462         $ 17,197       $  7,435       $  1,543
Ratio of Expenses
  to Average Net Assets ..................           2.25%            2.25%          2.25%          2.25%
Ratio of Net Investment Loss
  to Average Net Assets ..................          (1.47)%          (1.52)%        (1.32)%        (0.25)%
Portfolio Turnover Rate ..................             32%**            73%           126%            19%**
----------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
  Net Investment Loss ....................       $     --         $   0.03       $   0.05       $   0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .........             --             2.44%          2.75%          4.81%
  Net Investment Loss
    to Average Net Assets ................             --            (1.71)%        (1.81)%        (2.81)%
----------------------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS

**  NON-ANNUALIZED

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       22      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

    The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Fund commenced operations on May 29, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

   The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying se-

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


curities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending May 27, 2003 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

   Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

   At December 31, 2000, for federal income tax purposes, cost of long-and short-term investments is $98,641,054, the aggregate gross unrealized appreciation is $14,909,431 and the aggregate gross unrealized depreciation is $10,886,894, resulting in net unrealized appreciation on long- and short-term investments of $4,022,537.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


Permanent book to tax basis differences are not included in ending accumulated net investment loss for the purpose of calculating net investment loss per share in the Financial Highlights.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as follows:

AVERAGE DAILY NET ASSETS                                           % PER ANNUM
First $500 million ..............................................      0.80%
Next $500 million ...............................................      0.75%
Over $1 billion .................................................      0.70%

    The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                CLASS B
                            CLASS A            AND CLASS C
                        MAX. OPERATING       MAX. OPERATING
                         EXPENSE RATIO        EXPENSE RATIO
                             1.50%                2.25%

    For the period ended December 31, 2000, the Fund recognized expenses of $2,043 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended
December 31, 2000, the Fund recognized expenses of $5,583 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other/professional expenses, respectively, in the statement of operations.

    Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain ad-

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


ministrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

    Van Kampen Investor Services, Inc., an affiliate of the advisor, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2000, the Fund recognized expenses of $19,232. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

    With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A Shares and up to 1.00% of the Class B and Class C Shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

    The Distributor may receive a front end sales charge for purchases of Class A Shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C Shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 2000, the Distributor has advised the Fund that it earned initial sales charges of $298,420 for Class A Shares and deferred sales charges of $42,841 and $8,518 for Class B Shares and Class C Shares, respectively.

    Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $20,241 are included in "Other" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2000, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                        CLASS B         CLASS C
First ...........................................          5.00%           1.00%
Second ..........................................          4.00%           None
Third ...........................................          3.00%           None
Fourth ..........................................          2.50%           None
Fifth ...........................................          1.50%           None
Thereafter ......................................          None            None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


                                                                   SIX MONTHS ENDED      YEAR ENDED
                                                                  DECEMBER 31, 2000    JUNE 30, 2000
                                                                  -----------------    -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .................................................         884,602         1,789,258
     Distributions Reinvested ...................................         173,724            52,968
     Redeemed ...................................................        (349,048)         (512,671)
                                                                     ------------      ------------
   Net Increase in Class A Shares Outstanding ...................         709,278         1,329,555
                                                                     ============      ============
   Dollars:
     Subscribed .................................................    $ 12,714,721      $ 25,853,358
     Distributions Reinvested ...................................       2,155,917           724,074
     Redeemed ...................................................      (4,963,329)       (7,382,190)
                                                                     ------------      ------------
   Net Increase .................................................    $  9,907,309      $ 19,195,242
                                                                     ============      ============
   Ending Paid in Capital .......................................    $ 42,911,363      $ 33,016,419+
                                                                     ============      ============

CLASS B:
   Shares:
     Subscribed .................................................         860,298         1,879,249
     Distributions Reinvested ...................................         191,834            70,232
     Redeemed ...................................................        (368,077)         (635,631)
                                                                     ------------      ------------
   Net Increase in Class B Shares Outstanding ...................         684,055         1,313,850
                                                                     ============      ============
   Dollars:
     Subscribed .................................................    $ 12,472,721      $ 26,489,423
     Distributions Reinvested ...................................       2,334,626           949,535
     Redeemed ...................................................      (5,024,425)       (8,938,128)
                                                                     ------------      ------------
   Net Increase .................................................    $  9,782,922      $ 18,500,830
                                                                     ============      ============
   Ending Paid in Capital .......................................    $ 47,756,371      $ 37,988,069+
                                                                     ============      ============

CLASS C:
   Shares:
     Subscribed .................................................         206,264           640,134
     Distributions Reinvested ...................................          64,043            21,372
     Redeemed ...................................................         (96,776)         (125,973)
                                                                     ------------      ------------
   Net Increase in Class C Shares Outstanding ...................         173,531           535,533
                                                                     ============      ============
   Dollars:
     Subscribed .................................................    $  2,950,080      $  9,018,116
     Distributions Reinvested ...................................         778,763           285,523
     Redeemed ...................................................      (1,361,788)       (1,745,762)
                                                                     ------------      ------------
   Net Increase .................................................    $  2,367,055      $  7,557,877
                                                                     ============      ============
   Ending Paid in Capital .......................................    $ 15,900,101      $ 13,538,155+
                                                                     ============      ============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


4. INVESTMENT TRANSACTIONS

For the period ended December 31, 2000, the Fund made purchases of $51,509,680 and sales of $34,970,051 investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
www.vankampen.com --                              [ILLUSTRATION OF COMPUTER]
to view a prospectus, select
DOWNLOAD PROSPECTUS

-  call us at (800) 341-2911
weekdays from 7:00 a.m. to 7:00 p.m.
central time. Telecommunications                  [ILLUSTRATION OF PHONE]
Device for the Deaf (TDD) users,
call (800)421-2833.

-  e-mail us by visiting
www.vankampen.com and
selecting CONTACT US                              [ILLUSTRATION OF ENVELOPES]


*     Closed to new investors

**    Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN EQUITY GROWTH FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY


OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer and
   Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2001. ALL RIGHTS RESERVED.

YOUR NOTES:

468, 568, 668                                          PRESORTED
EQG SAR 02/01                                           STANDARD
1473B01-AP-2/01                                       U.S. Postage
VAN KAMPEN FUNDS INC.                                     PAID
1 Parkview Plaza                                       VAN KAMPEN
P.O. Box 5555                                          INVESTMENTS
Oakbrook Terrace, Illinois 60181-5555

                                   VAN KAMPEN
                              EUROPEAN EQUITY FUND


                                SEMIANNUAL REPORT
                                DECEMBER 31, 2000

                          [EUROPEAN LANDMARKS COLLAGE]

                                   VAN KAMPEN
                                   INVESTMENTS

                    TABLE OF CONTENTS

                             OVERVIEW
               LETTER TO SHAREHOLDERS     1
                    ECONOMIC SNAPSHOT     2

                  PERFORMANCE SUMMARY
                    RETURN HIGHLIGHTS     4

                PORTFOLIO AT A GLANCE
                     TOP TEN HOLDINGS     5
                   TOP FIVE COUNTRIES     5
     Q&A WITH YOUR PORTFOLIO MANAGERS     6
                    GLOSSARY OF TERMS     8

                       BY THE NUMBERS
              YOUR FUND'S INVESTMENTS     9
                 FINANCIAL STATEMENTS    14
        NOTES TO FINANCIAL STATEMENTS    20

               VAN KAMPEN INVESTMENTS
       THE VAN KAMPEN FAMILY OF FUNDS    27
FUND OFFICERS AND IMPORTANT ADDRESSES    28


      THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECUTUS FOR THE
                               FUND BEING OFFERED.



            NOT FDIC INSURED.  MAY LOSE VALUE.  NO BANK GUARANTEE.

[SIDEBAR]
IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.

OVERVIEW


LETTER TO SHAREHOLDERS
JANUARY 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT

CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1998--SEPTEMBER 30, 2000)

[BARCHART]

Sep 98                   3.8%
Dec 98                   5.9%
Mar 99                   3.5%
Jun 99                   2.5%
Sep 99                   5.7%
Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.6%
Sep 00                   2.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1998--DECEMBER 31, 2000)

[LINECHART]

          INTEREST RATES   INFLATION
Dec 98         4.75%         1.6%
Jan 99         4.75%         1.7%
Feb 99         4.75%         1.7%
Mar 99         4.75%         1.8%
Apr 99         4.75%         2.3%
May 99         4.75%         2.1%
Jun 99          5.0%         2.0%
Jul 99          5.0%         2.1%
Aug 99         5.25%         2.3%
Sep 99         5.25%         2.6%
Oct 99         5.25%         2.6%
Nov 99          5.5%         2.6%
Dec 99          5.5%         2.7%
Jan 00          5.5%         2.7%
Feb 00         5.75%         3.2%
Mar 00          6.0%         3.8%
Apr 00          6.0%         3.1%
May 00          6.5%         3.2%
Jun 00          6.5%         3.7%
Jul 00          6.5%         3.7%
Aug 00          6.5%         3.4%
Sep 00          6.5%         3.5%
Oct 00          6.5%         3.4%
Nov 00          6.5%         3.4%
Dec 00          6.5%         3.4%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2000)

                                                 A SHARES     B SHARES    C SHARES
----------------------------------------------------------------------------------
Six-month total return based on NAV(1)              3.53%        3.02%       3.03%
----------------------------------------------------------------------------------
Six-month total return(2)                          -2.43%       -1.98%       2.03%
----------------------------------------------------------------------------------
One-year total return(2)                           -0.68%       -0.38%       3.55%
----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         7.52%        8.41%       9.44%
----------------------------------------------------------------------------------
Commencement date                                 9/25/98      9/25/98     9/25/98
----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND CLASS C SHARES AND RULE 12b-1 FEE. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2000)

1.  VODAFONE AIRTOUCH                                      3.5%
    Operates wireless communications networks in the United Kingdom and the United States.

2.  AVENTIS                                                3.4%
    Develops chemicals, pharmaceuticals, and other products.

3.  NESTLE                                                 3.1%
    Produces food and cosmetics, including name brands
    Nestea, Nestle, and L'Oreal.

4.  SHELL TRANSPORT & TRADING                              2.9%
    Explores for and produces oil and natural gas and manufactures chemicals.

5.  TOTAL FINA ELF                                         2.6%
    Explores for and produces oil and natural gas worldwide.

6.  RECKITT BENCKISER                                      2.2%
    Manufactures household, pharmaceutical, and food products.

7.  CADBURY SCHWEPPES                                      2.1%
    Manufactures candy and soft drinks, including such brands as 7 UP, Canada Dry, Cadbury, and York.

8.  GLAXOSMITHKLINE                                        2.1%
    Develops and markets pharmaceuticals and consumer products worldwide.

9.  ING GROEP                                              2.1%
    Provides banking, insurance, and asset management services worldwide.

10. DEUTSCHE POST                                          2.0%
    Provides mail delivery and financial services in Germany.

* EXCLUDES SHORT-TERM INVESTMENT AND SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

[BARCHART]

                    December 31, 2000         June 30, 2000
United Kingdom                  41.7%                 40.2%
France                          13.9%                 14.9%
Switzerland                     10.3%                  9.9%
Germany                          8.8%                  7.8%
Netherlands                      7.1%                  7.5%

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EUROPEAN EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2000. THE TEAM IS LED BY MARGARET NAYLOR WHO HAS MANAGED THE FUND SINCE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1984. SHE IS JOINED BY PORTFOLIO MANAGERS NATHALIE DEGANS AND WILLEM VINKE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE

Q HOW WOULD YOU DESCRIBE THE MARKET CONDITIONS DURING THE PERIOD, AND HOW DID THE FUND PERFORM?

A    Overall, global growth slowed during the last six months. The possibility of a recession and rising energy costs triggered a drop-off in consumer spending, contributing to a climate of uncertainty. In particular, the markets were increasingly anxious about the possibility of weaker future corporate earnings. After technology, media, and telecommunications stocks suffered a correction from their peak in march 2000, profit warnings became increasingly frequent from all sectors of the market, particularly technology equipment providers and internet companies.

     On a more positive note, the beleaguered euro began to recover from its all-time low against the U.S. dollar. The euro benefited from the prospect of a narrowing discount between U.S. interest rates and European interest rates.

     As investors grew wary of the high valuations and future earnings prospects of many high-growth companies, they sought refuge in the value-oriented stocks in which the fund invests. The fund performed well in this environment, returning 3.53 percent for the six-month period ended December 31, 2000 (CLASS A SHARES AT NET ASSET VALUE, INCLUDING A 12b-1 FEE OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER). OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     BY COMPARISON, THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX RETURNED -5.48 PERCENT FOR THE SAME PERIOD. THE MSCI EUROPE INDEX MEASURES THE PERFORMANCE OF SECURITIES WITH REINVESTED DIVIDENDS ON THE EXCHANGES OF EUROPEAN COUNTRIES. THE INDEX IS A STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance information.

Q    WHAT STRATEGY DID YOU USE TO MANAGE THE FUND IN THIS ENVIRONMENT?

A   In all market climates, we follow a strict stock-selection discipline. We seek the stocks that we believe are undervalued relative to the market and trading at a discount to their intrinsic value. We use fundamental research with an emphasis on cash flow analysis and the intrinsic value of company assets. Our process aims to determine whether a company's current stock price represents a good value.

Q WHAT AREAS OF THE MARKET CONTRIBUTED TO PERFORMANCE? WHAT AREAS FELL SHORT OF YOUR EXPECTATIONS?

A    Strong stock selection in the United Kingdom, France, Germany, and Sweden played a significant role in the fund's performance during the period relative to its benchmark, the MSCI Europe Index. Among specific industries, exposure to consumer staples (food, beverages, tobacco, and household products) and materials (chemicals/industrial gases) benefited performance.

     When the markets turned sour, many investors flocked to sectors they perceived as having defensive characteristics. Consumer staples and materials were beneficiaries of this trend. Furthermore, as technology stocks fell precipitously, modest exposure to this sector helped the fund. However, the fund was slightly hurt by its underweighting in stocks in the financials sector relative to its benchmark. Financials were boosted toward the end of the period based on expectations of a Federal Reserve interest-rate cut.

     Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 5.

Q    WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A    Our concern remains that growth expectations for Europe's "new-economy"
companies are still excessive. Recent evidence indicates that European economic trends mirror the U.S. slowdown, including a slump in consumer confidence. Europe may present a more stable picture than the United States, however. If the Federal Reserve moves to an easing interest-rate policy, the European Central Bank may follow suit, which could support consumption in Europe.
(NOTE: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.)

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

EURO: The official currency unit for the countries comprising Europe's Economic and Monetary Union.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NEW ECONOMY: Refers to companies among the electronic and high-tech sectors such as the Internet, telecommunications, biochemicals, and semiconductors.

RECESSION: A period of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
COMMON STOCKS 92.9%
BELGIUM  0.1%
Mobistar S.A. (a) ......................................       460      $    13,821
                                                                        -----------
DENMARK  0.6%
Danisco A/S ............................................     1,800           74,078
Tele Danmark A/S .......................................       510           20,796
                                                                        -----------
                                                                             94,874
                                                                        -----------
FINLAND  2.0%
Metso Oyj ..............................................     8,120           90,724
Sampo Insurance Co., Ltd. 'A' ..........................     2,260          122,009
Stora Enso Oyj .........................................     8,600          101,739
                                                                        -----------
                                                                            314,472
                                                                        -----------
FRANCE  13.9%
Alcatel (a) ............................................     3,150          178,930
Assurances Generales de France .........................     1,000           69,478
Aventis S.A. ...........................................     6,020          528,477
AXA ....................................................     1,165          168,447
BNP Paribas ............................................       480           42,138
CNP Assurances .........................................     2,710          108,621
Compagnie de Saint-Gobain ..............................       620           97,388
Essilor International S.A. .............................        46           15,008
Groupe Danone (a) ......................................     1,210          182,452
Pernod-Ricard S.A. .....................................     2,470          170,452
Schneider Electric S.A. ................................     3,070          223,964
Total Fina Elf S.A. 'B' ................................     2,757          410,024
                                                                        -----------
                                                                          2,195,379
                                                                        -----------
GERMANY  5.9%
Adidas-Salomon AG ......................................     1,679          102,151
BASF AG ................................................     2,205          100,304
Bayer AG ...............................................     3,400          178,447
Bayerische Hypo-und Vereinsbank AG .....................     1,963          110,215
Deutsche Post AG (a) ...................................    14,882          320,114
Dresdner Bank AG (Registered) ..........................     2,750          120,061
                                                                        -----------
                                                                            931,292
                                                                        -----------
ITALY  3.2%
Banca Intesa S.p.A. ....................................     5,300           25,478
ENI S.p.A. .............................................    23,580          150,546


SEE NOTES TO FINANCIAL STATEMENTS      9

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
ITALY (CONTINUED)
Seat Pagine Gialle S.p.A. ..............................       727      $     1,621
Telecom Italia Mobile S.p.A ............................     8,845           70,589
Telecom Italia S.p.A. ..................................    12,990          143,672
UniCredito Italiano S.p.A. .............................    20,440          106,894
                                                                        -----------
                                                                            498,800
                                                                        -----------
NETHERLANDS  7.1%
ABN Amro Holding N.V. ..................................     3,147           71,563
Akzo Nobel N.V. ........................................     5,320          285,710
Buhrmann N.V. ..........................................     3,562           95,481
ING Groep N.V. .........................................     4,066          324,797
Koninklijke (Royal) KPN N.V. ...........................     5,200           59,857
Koninklijke (Royal) Philips Electronics N.V. (a) .......     6,703          245,569
Royal Dutch Petroleum Co. ..............................       660           40,440
                                                                        -----------
                                                                          1,123,417
                                                                        -----------
PORTUGAL  1.1%
Banco Comercial Portugues S.A. (Registered) ............    16,060           85,195
Electricidade de Portugal S.A. (a) .....................    25,300           83,614
                                                                        -----------
                                                                            168,809
                                                                        -----------
SPAIN  2.3%
Banco Popular Espanol S.A. .............................     3,380          117,736
Repsol YPF S.A. ........................................     4,500           71,910
Telefonica S.A. ........................................    10,210          168,716
                                                                        -----------
                                                                            358,362
                                                                        -----------
SWEDEN  4.7%
Autoliv, Inc. SDR ......................................     5,390           84,495
ForeningsSparbanken AB 'A' .............................     7,940          121,526
Nordea AB ..............................................    22,992          174,127
Scandic Hotels AB ......................................     6,260           82,883
Svenska Cellulosa AB 'B' ...............................     3,840           81,551
Svenska Handelsbanken 'A' ..............................    10,130          173,286
Swedish Match AB .......................................     8,100           31,573
                                                                        -----------
                                                                            749,441
                                                                        -----------
SWITZERLAND  10.3%
Cie Financiere Richemont AG 'A' ........................        76          203,245
Holderbank Financiere Glarus AG 'B' (Bearer) ...........       140          168,415
Nestle S.A. (Registered) ...............................       209          487,366
Novartis AG (Registered) ...............................       167          295,160
Roche Holding AG .......................................         8           81,481
Schindler Holding AG (Registered) ......................        65          102,212
Syngenta AG (Registered) (a) ...........................     1,766           94,782


                                       10      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
SWITZERLAND (CONTINUED)
UBS AG (Registered) ....................................       600      $    97,902
Zurich Financial Services AG ...........................       168          101,256
                                                                        -----------
                                                                          1,631,819
                                                                        -----------
UNITED KINGDOM  41.7%
Allied Domecq plc ......................................    48,380          319,583
AstraZeneca Group plc ..................................     4,000          201,758
BAA plc ................................................    13,730          126,810
BAE SYSTEMS plc ........................................    23,990          136,959
Barclays plc ...........................................     5,350          165,668
BG Group plc ...........................................    14,148           55,398
Blue Circle Industries plc .............................     9,926           65,422
BOC Group plc ..........................................    11,290          171,597
British American Tobacco plc ...........................    21,350          162,649
British Telecom plc ....................................    16,650          142,333
Cadbury Schweppes plc ..................................    48,160          333,245
Centrica plc ...........................................    24,080           93,298
Diageo plc .............................................    26,410          296,023
GKN plc ................................................    10,150          107,246
GlaxoSmithKline plc (a) ................................    11,499          324,814
Granada Compass plc (a) ................................    15,482          168,559
Great Universal Stores plc .............................    27,140          213,147
Halma plc ..............................................     4,630            9,549
Imperial Tobacco Group plc .............................    22,170          230,772
Invensys plc ...........................................    33,000           77,183
Lattice Group plc (a) ..................................    16,648           37,569
Lloyds TSB Group plc ...................................    14,200          150,251
Prudential Corp. plc ...................................    16,180          260,430
Reckitt Benckiser plc ..................................    25,724          354,459
Rentokil Initial plc ...................................    49,929          172,370
RMC Group plc ..........................................     6,680           58,801
Rolls-Royce plc ........................................    54,700          162,068
Sainsbury (J) plc (Registered) .........................    21,510          127,622
Scottish & Southern Energy plc .........................    21,140          195,881
Shell Transport & Trading Co. plc (Registered) .........    56,052          459,896
Smiths Group plc .......................................     9,340          112,786
SSL International plc ..................................    20,360          152,140
Vodafone AirTouch plc ..................................   148,534          544,971
Wolseley plc ...........................................    18,140          124,707
WPP Group plc ..........................................    19,590          255,297
                                                                        -----------
                                                                          6,571,261
                                                                        -----------
TOTAL COMMON STOCKS
    (Cost $12,891,201) .................................                 14,651,747
                                                                        -----------


SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
PREFERRED STOCKS  2.9%
Germany  2.9%
Fresenius AG ...........................................       826      $   219,475
Henkel KGAA ............................................     3,749          242,875
                                                                        -----------
TOTAL PREFERRED STOCKS
    (Cost $389,397) ....................................                    462,350
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  95.8%
    (Cost $13,280,598) .................................                 15,114,097
                                                                        -----------

                                                             PAR
                                                            VALUE
SHORT-TERM INVESTMENT  4.3%
REPURCHASE AGREEMENT  4.3%
Chase Securities, Inc. 5.60%, dated 12/29/00, due
1/2/01, to be repurchased at $684,426, collateralized
by $525,000 U.S. Treasury Bonds 8.125%, due
8/15/21, valued at $701,710
    (Cost $684,000) ....................................  $684,000          684,000
                                                                        -----------
TOTAL INVESTMENTS IN SECURITIES  100.1%
    (Cost $13,964,598) ...........................................       15,798,097

FOREIGN CURRENCY  0.3%
    (Cost $43,788) ...............................................           44,186
                                                                        -----------
TOTAL INVESTMENTS  100.4%
    (Cost $14,008,386) ...........................................       15,842,283


LIABILITIES IN EXCESS OF OTHER ASSETS  -0.4% .....................          (69,750)
                                                                        -----------

NET ASSETS  100% .................................................      $15,772,533
                                                                        ===========

(a)  NON-INCOME PRODUCING SECURITY

SDR  SWEDISH DEPOSITARY RECEIPT



                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)



           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                       PERCENT OF
         INDUSTRY                                      VALUE           NET ASSETS
                                                    -----------        ----------
         Consumer Staples .......................   $ 2,770,274           17.6%
         Financials .............................     2,717,078           17.2
         Health Care ............................     1,818,312           11.5
         Industrials ............................     1,718,057           10.9
         Consumer Discretionary .................     1,588,922           10.1
         Materials ..............................     1,549,644            9.8
         Energy .................................     1,188,214            7.5
         Telecommunication Services .............     1,164,754            7.4
         Utilities ..............................       410,363            2.6
         Information Technology .................       188,479            1.2
                                                    -----------           ----
                                                    $15,114,097           95.8%
                                                    ===========           ====




SEE NOTES TO FINANCIAL STATEMENTS      13

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2000
(UNAUDITED)

ASSETS:
Investments in Securities, at Value (Cost $13,964,598) .............................  $15,798,097
Foreign Currency (Cost $43,788) ....................................................       44,186
Cash ...............................................................................          155
Receivable for:
  Dividends ........................................................................       36,852
  Fund Shares Sold .................................................................       28,084
  Investments Sold .................................................................       21,015
  Foreign Withholding Tax Reclaim ..................................................        9,785
  Interest .........................................................................          319
Other ..............................................................................       18,310
                                                                                      -----------
    Total Assets ...................................................................   15,956,803
                                                                                      -----------
LIABILITIES:
Payable for:
  Shareholder Reporting Expenses ...................................................       51,698
  Investments Purchased ............................................................       41,092
  Directors' Fees and Expenses .....................................................       22,820
  Custody Fees .....................................................................       22,447
  Fund Shares Redeemed .............................................................       16,480
  Distribution Fees ................................................................       16,320
  Transfer Agent Fees ..............................................................        4,402
  Administrative Fees ..............................................................        4,148
  Professional Fees ................................................................        4,072
  Advisory Expense .................................................................          791
                                                                                      -----------
    Total Liabilities ..............................................................      184,270
                                                                                      -----------
NET ASSETS .........................................................................  $15,772,533
                                                                                      ===========
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ............  $     1,337
Paid in Capital in Excess of Par ...................................................   14,236,810
Net Unrealized Appreciation on Investments and Foreign Currency Translations .......    1,832,121
Accumulated Net Investment Loss ....................................................      (28,895)
Accumulated Net Realized Loss ......................................................     (268,840)
                                                                                      -----------
NET ASSETS .........................................................................  $15,772,533
                                                                                      ===========
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $6,907,608 and 585,502 Shares Outstanding) ..................................  $     11.80
                                                                                      ===========
    Maximum Sales Charge ...........................................................        5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/(100% - maximum sales charge)) .....................................  $     12.52
                                                                                      ===========
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $6,502,624 and 550,384 Shares Outstanding)* .................................  $     11.81
                                                                                      ===========
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $2,362,301 and 200,647 Shares Outstanding)* .................................  $     11.77
                                                                                      ===========

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                       14      SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
SIX MONTHS ENDED DECEMBER 31, 2000
(UNAUDITED)

INVESTMENT INCOME:
Dividends ..........................................................................  $   133,268
Interest ...........................................................................       18,099
Less Foreign Taxes Withheld ........................................................      (10,362)
                                                                                      -----------
    Total Income ...................................................................      141,005
                                                                                      -----------
EXPENSES:
Investment Advisory Fees ...........................................................       74,844
Distribution Fees (Attributed to Classes A, B and C of $8,073, $32,023 and
  $10,625, respectively) ...........................................................       50,721
Custodian Fees .....................................................................       39,847
Shareholder Reports ................................................................       21,739
Administrative Fees ................................................................       20,664
Directors' Fees and Expenses .......................................................       15,360
Filing and Registration Fees .......................................................       14,608
Professional Fees ..................................................................        9,982
Transfer Agent Fees ................................................................        7,367
Other ..............................................................................          837
                                                                                      -----------
    Total Expenses .................................................................      255,969
    Less Expense Reductions ........................................................      (97,197)
                                                                                      -----------
    Net Expenses ...................................................................      158,772
                                                                                      -----------
NET INVESTMENT LOSS ................................................................  $   (17,767)
                                                                                      ===========
NET REALIZED GAIN/LOSS ON:
Investments ........................................................................  $  (218,720)
Foreign Currency Transactions ......................................................         (374)
                                                                                      -----------
Net Realized Loss ..................................................................     (219,094)
                                                                                      -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ..........................................................    1,073,653
                                                                                      -----------
  End of the Period:
    Investments ....................................................................    1,833,499
    Foreign Currency Translations ..................................................       (1,378)
                                                                                      -----------
                                                                                        1,832,121
                                                                                      -----------
Net Unrealized Appreciation During the Period ......................................      758,468
                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN ...................................................  $   539,374
                                                                                      ===========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................  $   521,607
                                                                                      ===========


SEE NOTES TO FINANCIAL STATEMENTS      15

Statement of Changes in Net Assets
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND YEAR ENDED JUNE 30, 2000 (UNAUDITED)

                                                         SIX MONTHS ENDED     YEAR ENDED
                                                        DECEMBER 31, 2000    JUNE 30, 2000
                                                        -----------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss ...........................    $   (17,767)        $    60,149
Net Realized Gain/Loss ...............................       (219,094)            378,495
Net Unrealized Appreciation During the Period ........        758,468             905,460
                                                          -----------         -----------
Net Increase in Net Assets Resulting
   from Operations ...................................        521,607           1,344,104
                                                          -----------         -----------
DISTRIBUTIONS:
Net Investment Income:
   Class A ...........................................        (64,786)            (50,832)
   Class B ...........................................        (15,051)            (18,315)
   Class C ...........................................         (5,685)             (8,828)
                                                          -----------         -----------
                                                              (85,522)            (77,975)
                                                          -----------         -----------
Net Realized Gain:
   Class A ...........................................       (152,986)            (35,198)
   Class B ...........................................       (142,168)            (30,836)
   Class C ...........................................        (53,136)            (14,787)
                                                          -----------         -----------
                                                             (348,290)            (80,821)
                                                          -----------         -----------
Net Decrease in Net Assets Resulting
   from Distributions ................................       (433,812)           (158,796)
                                                          -----------         -----------
CAPITAL SHARES TRANSACTIONS:
Subscribed ...........................................      2,059,436          10,836,506
Distributions Reinvested .............................        321,508              97,499
Redeemed .............................................     (2,548,063)         (2,826,056)
                                                          -----------         -----------
Net Increase/Decrease in Net Assets Resulting
   from Capital Share Transactions ...................       (167,119)          8,107,949
                                                          -----------         -----------
Total Increase/Decrease in Net Assets ................        (79,324)          9,293,257
NET ASSETS--Beginning of Period ......................     15,851,857           6,558,600
                                                          -----------         -----------
NET ASSETS--End of Period (Including
   accumulated net investment income/loss of
   $(28,895) and $74,394, respectively) ..............    $15,772,533         $15,851,857
                                                          ===========         ===========



                                       16      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                          SIX MONTHS ENDED                         SEPTEMBER 25, 1998*
                                         DECEMBER 31, 2000#       YEAR ENDED               TO
CLASS A SHARES                               (UNAUDITED)        JUNE 30, 2000#       JUNE 30, 1999#
                                         ------------------     --------------     -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ................         $11.79               $10.65               $10.00
                                               ------               ------               ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income ..............           0.01                 0.11                 0.13
  Net Realized and
    Unrealized Gain ..................           0.38                 1.27                 0.54
                                               ------               ------               ------
Total From Investment Operations .....           0.39                 1.38                 0.67
                                               ------               ------               ------
DISTRIBUTIONS
  Net Investment Income ..............          (0.11)               (0.14)               (0.02)
  Net Realized Gain ..................          (0.27)               (0.10)                  --
                                               ------               ------               ------
Total Distributions ..................          (0.38)               (0.24)               (0.02)
                                               ------               ------               ------
NET ASSET VALUE, END OF PERIOD .......         $11.80               $11.79               $10.65
                                               ======               ======               ======
Total Return (1) .....................           3.53%**             13.15%                6.75%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....         $6,908               $6,649               $2,020
Ratio of Expenses to Average
  Net Assets .........................           1.70%                1.70%                1.70%
Ratio of Net Investment Income
  to Average Net Assets ..............           0.17%                0.99%                1.64%
Portfolio Turnover Rate ..............             17%**                49%                  51%**
--------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income ................         $ 0.07               $ 0.23               $ 0.36
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....           3.00%                3.80%                6.20%
  Net Investment Income/Loss to
    Average Net Assets ...............          (1.13)%              (1.11)%              (2.87)%
--------------------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS

**  NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.



SEE NOTES TO FINANCIAL STATEMENTS      17

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                          SIX MONTHS ENDED                         SEPTEMBER 25, 1998*
                                         DECEMBER 31, 2000#       YEAR ENDED               TO
CLASS B SHARES                               (UNAUDITED)        JUNE 30, 2000#       JUNE 30, 1999#
                                         ------------------     --------------     -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ................         $11.76               $10.62               $10.00
                                               ------               ------               ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss .........          (0.03)                0.04                 0.08
  Net Realized and
    Unrealized Gain ..................           0.38                 1.26                 0.55
                                               ------               ------               ------
Total From Investment Operations .....           0.35                 1.30                 0.63
                                               ------               ------               ------
DISTRIBUTIONS
  Net Investment Income ..............          (0.03)               (0.06)               (0.01)
  Net Realized Gain ..................          (0.27)               (0.10)                  --
                                               ------               ------               ------
Total Distributions ..................          (0.30)               (0.16)               (0.01)
                                               ------               ------               ------
NET ASSET VALUE, END OF PERIOD .......         $11.81               $11.76               $10.62
                                               ======               ======               ======
Total Return (1) .....................           3.02%**             12.43%                6.26%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....         $6,503               $7,177               $3,082
Ratio of Expenses to Average
  Net Assets .........................           2.45%                2.45%                2.45%
Ratio of Net Investment Income
  to Average Net Assets ..............          (0.54)%               0.45%                0.96%
Portfolio Turnover Rate ..............             17%**                49%                  51%**
--------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss ...........         $ 0.08               $ 0.23               $ 0.34
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....           3.75%                4.55%                6.61%
  Net Investment Income/Loss to
    Average Net Assets ...............          (1.84)%              (1.65)%              (3.20)%
--------------------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS

**  NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                          SIX MONTHS ENDED                         SEPTEMBER 25, 1998*
                                         DECEMBER 31, 2000#       YEAR ENDED               TO
CLASS C SHARES                               (UNAUDITED)        JUNE 30, 2000#       JUNE 30, 1999#
                                         ------------------     --------------     -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $11.72               $10.59               $10.00
                                               ------               ------               ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss                    (0.03)                0.01                 0.07
  Net Realized and
    Unrealized Gain                              0.38                 1.28                 0.53
                                               ------               ------               ------
Total From Investment Operations                 0.35                 1.29                 0.60
                                               ------               ------               ------
DISTRIBUTIONS
  Net Investment Income                         (0.03)               (0.06)               (0.01)
  Net Realized Gain                             (0.27)               (0.10)                  --
                                               ------               ------               ------
Total Distributions                             (0.30)               (0.16)               (0.01)
                                               ------               ------               ------
NET ASSET VALUE, END OF PERIOD                 $11.77               $11.72               $10.59
                                               ======               ======               ======
Total Return (1)                                 3.03%**             12.37%                5.96%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)              $2,362               $2,026               $1,457
Ratio of Expenses to Average
  Net Assets                                     2.45%                2.45%                2.45%
Ratio of Net Investment Income
  to Average Net Assets                         (0.59)%               0.01%                0.81%
Portfolio Turnover Rate                            17%**                49%                  51%**
--------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss                     $ 0.07               $ 0.24               $ 0.40
Ratios Before Expense Reductions:
  Expenses to Average Net Assets                 3.70%                4.55%                7.33%
  Net Investment Income/Loss to
    Average Net Assets                          (1.86)%              (2.09)%              (4.13)%
--------------------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS

**  NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      19

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


    The Van Kampen European Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. The Fund commenced operations on September 25, 1998.

1.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

   The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $13,964,598, the aggregate gross unrealized appreciation is $2,396,623 and the aggregate gross unrealized depreciation is $563,124, resulting in net unrealized appreciation on long- and short-term investments of $1,833,499.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

   Permanent book to tax basis differences are not included in ending accumulated net investment loss for the purpose of calculating net investment income/loss per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation.

    Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million ......................................               1.00%
Next $500 million .......................................               0.95%
Over $1 billion .........................................               0.90%

    The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                        CLASS B
                        CLASS A                       AND CLASS C
                    MAX. OPERATING                  MAX. OPERATING
                     EXPENSE RATIO                   EXPENSE RATIO
                         1.70%                           2.45%

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


    For the period ended December 31, 2000, the Adviser voluntarily waived $97,197 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the period ended December 31, 2000, the Fund recognized expenses of $429 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended
December 31, 2000, the Fund recognized expenses of $4,588 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other/professional expenses, respectively, in the statement of operations.

    At December 31, 2000, Van Kampen Funds, Inc. owned 17%, 18%, and 50% of the shares outstanding of each Class A, B, and C shares in the Fund.

    Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

    Van Kampen Investor Services Inc., an affiliate of the advisor, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2000, the Fund recognized expenses of $6,262. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

    With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


    The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 2000, the Distributor has advised the Fund that it earned initial sales charges of $17,441 for Class A shares and deferred sales charges of $8,569 and $56 for Class B shares and Class C shares, respectively.

    Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $18,310 are included in "Other" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                         CLASS B        CLASS C
First ............................................          5.00%          1.00%
Second ...........................................          4.00%          None
Third ............................................          3.00%          None
Fourth ...........................................          2.50%          None
Fifth ............................................          1.50%          None
Thereafter .......................................          None           None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                       SIX MONTHS ENDED      YEAR ENDED
                                                       DECEMBER 31, 2000    JUNE 30, 2000
                                                       -----------------    -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
    Shares:
     Subscribed ....................................           75,344            498,680
     Distributions Reinvested ......................           15,596              5,381
     Redeemed ......................................          (69,411)          (129,831)
                                                          -----------        -----------
   Net Increase in Class A Shares Outstanding ......           21,529            374,230
                                                          ===========        ===========
   Dollars:
     Subscribed ....................................      $   867,603        $ 5,479,269
     Distributions Reinvested ......................          173,738             59,192
     Redeemed ......................................         (802,689)        (1,424,127)
                                                          -----------        -----------
   Net Increase ....................................      $   238,652        $ 4,114,334
                                                          ===========        ===========
   Beginning Paid in Capital .......................      $ 6,043,378        $ 1,942,000
                                                          ===========        ===========
   Ending Paid in Capital ..........................      $ 6,282,030        $ 6,043,378
                                                          ===========        ===========

CLASS B:
   Shares:
     Subscribed ....................................           76,589            407,690
     Distributions Reinvested ......................           10,751              2,787
     Redeemed ......................................         (147,108)           (90,497)
                                                          -----------        -----------
   Net Increase/Decrease in Class B
     Shares Outstanding ............................          (59,768)           319,980
                                                          ===========        ===========
   Dollars:
     Subscribed ....................................      $   876,101        $ 4,582,733
     Distributions Reinvested ......................          119,978             30,685
     Redeemed ......................................       (1,713,819)        (1,007,931)
                                                          -----------        -----------
   Net Increase/Decrease ...........................      $  (717,740)       $ 3,605,487
                                                          ===========        ===========
   Beginning Paid in Capital .......................      $ 6,575,332        $ 2,990,000
                                                          ===========        ===========
   Ending Paid in Capital ..........................      $ 5,857,592        $ 6,575,332
                                                          ===========        ===========

CLASS C:
   Shares:
     Subscribed ....................................           28,147             70,319
     Distributions Reinvested ......................            2,499                694
     Redeemed ......................................           (2,804)           (35,701)
                                                          -----------        -----------
   Net Increase in Class C Shares Outstanding ......           27,842             35,312
                                                          ===========        ===========
   Dollars:
     Subscribed ....................................      $   315,732        $   774,504
     Distributions Reinvested ......................           27,792              7,622
     Redeemed ......................................          (31,555)          (393,998)
                                                          -----------        -----------
   Net Increase ....................................      $   311,969        $   388,128
                                                          ===========        ===========
   Beginning Paid in Capital .......................      $ 1,786,556        $ 1,408,000
                                                          ===========        ===========
   Ending Paid in Capital ..........................      $ 2,098,525        $ 1,786,556
                                                          ===========        ===========

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


4. INVESTMENT TRANSACTIONS

For the period ended December 31, 2000, the Fund made purchases of $2,431,792 and sales of $3,045,255 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sale of long-term U.S. government securities.

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-
visit our Web site at
www.vankampen.com --                                 [ILLUSTRATION OF COMPUTER]
to view a prospectus, select
DOWNLOAD PROSPECTUS

-
call us at 1(800)341-2911
weekdays from 7:00 a.m. to 7:00 p.m.                 [ILLUSTRATION OF PHONE]
central time. Telecommunications
Device for the Deaf (TDD) users,
call 1(800)421-2833.

-
e-mail us by visiting
www.vankampen.com and                                [ILLUSTRATION OF ENVELOPES]
selecting CONTACT US

 * Closed to new investors
** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN EUROPEAN EQUITY FUND


BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY



OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer and
   Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents



INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C- VAN KAMPEN FUNDS INC., 2001. ALL RIGHTS RESERVED.

472,572,672                                       PRESORTED
EEQ SAR 02/01                                      STANDARD
1474B01-AP-2/01                                  U.S. Postage
VAN KAMPEN FUNDS INC.                                PAID
1 Parkview Plaza                                  VAN KAMPEN
P.O. Box 5555                                     INVESTMENTS
Oakbrook Terrace, Illinois 60181-5555

                                   VAN KAMPEN
                               MID CAP GROWTH FUND


                                SEMIANNUAL REPORT
                                DECEMBER 31, 2000

                              [WALL STREET COLLAGE]

                                   VAN KAMPEN
                                   INVESTMENTS

                           TABLE OF CONTENTS

                                    OVERVIEW
                       LETTER TO SHAREHOLDERS     1
                            ECONOMIC SNAPSHOT     2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS     4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS     5
                             TOP FIVE SECTORS     5
             Q&A WITH YOUR PORTFOLIO MANAGERS     6
                            GLOSSARY OF TERMS     9

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS    10
                         FINANCIAL STATEMENTS    15
                NOTES TO FINANCIAL STATEMENTS    21

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS    28
        FUND OFFICERS AND IMPORTANT ADDRESSES    29


     THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE
                             FUND BEING OFFERED.

        NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

[SIDEBAR]
IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.


Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT

CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1998--SEPTEMBER 30, 2000)

[BAR CHART]

Sep 98              3.8%
Dec 98              5.9%
Mar 99              3.5%
Jun 99              2.5%
Sep 99              5.7%
Dec 99              8.3%
Mar 00              4.8%
Jun 00              5.6%
Sep 00              2.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1998--DECEMBER 31, 2000)

[LINE CHART]

           Interest Rates  Inflation
Dec 98         4.75%         1.6%
Jan 99         4.75%         1.7%
Feb 99         4.75%         1.7%
Mar 99         4.75%         1.8%
Apr 99         4.75%         2.3%
May 99         4.75%         2.1%
Jun 99          5.0%         2.0%
Jul 99          5.0%         2.1%
Aug 99         5.25%         2.3%
Sep 99         5.25%         2.6%
Oct 99         5.25%         2.6%
Nov 99          5.5%         2.6%
Dec 99          5.5%         2.7%
Jan 00          5.5%         2.7%
Feb 00         5.75%         3.2%
Mar 00          6.0%         3.8%
Apr 00          6.0%         3.1%
May 00          6.5%         3.2%
Jun 00          6.5%         3.7%
Jul 00          6.5%         3.7%
Aug 00          6.5%         3.4%
Sep 00          6.5%         3.5%
Oct 00          6.5%         3.4%
Nov 00          6.5%         3.4%
Dec 00          6.5%         3.4%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2000)

                                             A SHARES      B SHARES     C SHARES
--------------------------------------------------------------------------------
Six-month total return based on NAV(1)           -12.33%     -12.69%     -12.74%
--------------------------------------------------------------------------------
Six-month total return(2)                        -17.37%     -16.99%     -13.60%
--------------------------------------------------------------------------------
One-year total return(2)                         -13.56%     -13.48%      -9.89%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        8.78%      10.23%      13.62%
--------------------------------------------------------------------------------
Commencement date                               10/25/99    10/25/99    10/25/99
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND CLASS C SHARES AND RULE 12b-1 FEE. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2000)

1.   LINCARE HOLDINGS                                                       2.7%
     Supplies respiratory equipment to
     in-home patients in the United States.

2.   PERKINELMER                                                            2.3%
     Provides detection systems and diagnostic instruments to the telecommunications, medical, pharmaceutical, chemical, semi-conductor, and photographic markets.

3.   TENET HEALTHCARE                                                       2.2%
     Owns and operates hospitals in the
     United States and Spain.

4.   CONCORD EFS                                                            2.2%
     Manufactures credit-card processing
     equipment and automatic teller
     machines.

5.   POWERWAVE TECHNOLOGIES                                                 2.1%
     Manufactures amplifiers that boost
     wireless communication signals.


6.   HEALTH MANAGEMENT
     ASSOCIATES                                                             2.1%
     Operates hospitals in rural areas of the United States.

7.   CVS                                                                    2.0%
     Operates a large chain of pharmacies in
     the eastern United States.

8.   MERCURY INTERACTIVE                                                    1.8%
     Develops testing and monitoring
     solutions for Internet applications.

9.   ALZA                                                                   1.8%
     Develops pharmaceuticals and drug-
     delivery systems, such as the skin patch.

10.  WATERS                                                                 1.8%
     Makes high-performance liquid-
     chromatography instruments.

* EXCLUDES SHORT-TERM INVESTMENT AND SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)*

[BAR CHART]

                                      December 31, 2000     June 30, 2000
Technology                                25.8%                 33.1%
Health Care                               23.7%                 11.5%
Heavy Industry/Transportation             12.9%                 14.2%
Consumer Services                         11.1%                 13.8%
Utilities                                  7.1%                 10.7%

* THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN MID CAP GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2000. THE TEAM IS LED BY PORTFOLIO MANAGERS ARDEN C. ARMSTRONG, DAVID P. CHU, AND STEVE B. CHULIK, MILLER ANDERSON & SHERRERD, LLP, WHO HAVE MANAGED THE FUND SINCE ITS INCEPTION. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET CONDITIONS DURING THE PERIOD, AND TO WHAT DO YOU ATTRIBUTE THE FUND'S PERFORMANCE?

A   The reporting period was marked by extreme market volatility. The Federal
Reserve Board's interest-rate increases over the prior year finally began slowing the economy. Fearing a recession, investors tended to panic, often punishing entire industry groups after negative news regarding a specific stock. This reaction was most evident in the technology sector. The earnings of technology bellwethers such as IBM, Dell, Microsoft, and Compaq fell short of expectations, dragging the sector into a fourth-quarter freefall. Investors moved from high-growth stocks into stocks they perceived would be more stable in an uncertain economy. High energy prices and the drawn-out presidential election further contributed to market turbulence.

    In this environment, value-oriented stocks performed better than the growth stocks in which the fund invests. The fund declined 12.33 percent for the six-month period ended December 31, 2000 (CLASS A SHARES AT NET ASSET VALUE, INCLUDING A 12b-1 FEE OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER). OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE STANDARD & POOR'S MID CAP 400 INDEX RETURNED 7.83 PERCENT FOR THE SAME PERIOD. THE S&P 400 MID CAP INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED MEASURE OF 400 STOCKS IN THE MID-RANGE SECTOR OF THE MARKET. THIS INDEX IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT WAS YOUR STRATEGY IN THIS ENVIRONMENT?


A   We try to balance the fund's portfolio between aggressive-growth and moderate-growth stocks. By tilting the balance in favor of one kind of stock or the other, we seek to potentially capitalize on market movements. During the period, we focused on what we believed to be moderate-growth companies. Health care was one area where we found stocks that met our moderate-growth investment criteria. In fact, two of the fund's best performers were from this sector--Lincare Holdings and Tenet Healthcare. We bought these stocks at attractive prices, and both benefited from a more favorable regulatory and pricing environment.

Q   WHAT OTHER STOCKS CONTRIBUTED TO PERFORMANCE?

A   In the uncertain economic environment of the second half of 2000, investors flocked to companies with perceived predictable earnings growth. The fund benefited from its positions in a diverse group of such companies. Leaders included the following:

- CVS, which may be well positioned for future growth, in our opinion, as an increasing number of generic drugs become available.

- Land-drilling rig operator Nabors Industries, which profited from increased demand for natural gas.

- Applied Micro Circuits, which manufactures chips for state-of-the-art optical systems, supplying a high-growth industry.

- Transaction-processing services provider Concord EFS, which announced strong earnings during the period.

- PerkinElmer, which provides various instruments used in biotechnology and drug discovery, benefited from increased spending by life-science companies.

    KEEP IN MIND THAT NOT ALL STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 5.

Q   WHAT STOCKS FELL SHORT OF EXPECTATIONS?

A   Two of the biggest detractors to performance during the period were technology companies Critical Path and Exodus Communications, both of which provide critical products and services to Internet companies. These stocks performed poorly because, as some "dot-com" businesses stopped growing or went bankrupt, investors feared that suppliers such as Critical Path and Exodus would also struggle. However, we view these companies as enterprise outsourcing companies whose business models are vastly different from many Internet companies. In our opinion, both companies have strong fundamentals with long-term growth potential.

    Communications-services companies McLeodUSA, Microcell, and IDT also fell short of expectations. Fears of overcapacity in the wireless industry and funding issues for competitive local exchange companies drove down these stocks. Despite the negative sentiment plaguing many telecommunication service companies, we believe that these companies are well positioned for long-term growth. Consequently, we continued to hold these stocks.

Q   WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A   We are more interested in evaluating companies than economic conditions. We focus on companies that we believe to have a strong probability of meeting or exceeding earnings expectations. Also, we carefully monitor the financial strength of companies, which is an especially important consideration during periods when accessing markets may be particularly difficult. We will continue to monitor the fund's mix of aggressive- and moderate-growth stocks. In a slowing economy, we anticipate moderate growth to outperform aggressive growth and expect short-term volatility.

                                GLOSSARY OF TERMS


    A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.


CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period of zero or negative economic growth, often accompanied by high unemployment.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS+ 95.6%
CONSUMER DURABLES 0.9%
AUTOMOTIVE RELATED 0.9%
Harley-Davidson, Inc. ...................................   29,800     $  1,184,550
                                                                       ------------
CONSUMER SERVICES 11.1%
ENTERTAINMENT & LEISURE 3.7%
Electronic Arts, Inc. (a) ...............................   43,400        1,849,925
International Game Technology (a) .......................    6,500          312,000
MGM Grand, Inc. .........................................   39,100        1,102,131
USA Networks, Inc (a) ...................................   73,500        1,428,657
                                                                       ------------
                                                                          4,692,713
                                                                       ------------
OTHER 1.6%
Apollo Group, Inc. 'A' (a)...............................   28,100        1,382,169
Homestore.com, Inc. (a) .................................   28,300          569,537
                                                                       ------------
                                                                          1,951,706
                                                                       ------------
PUBLISHING & BROADCASTING 5.8%
Cablevision Systems Corp. 'A' (a) .......................   21,300        1,809,169
Gemstar-TV Guide International, Inc. (a) ................   24,982        1,158,540
Lamar Advertising Co. (a) ...............................   34,200        1,319,906
Reader's Digest Association, Inc. (The) 'A' .............   37,000        1,447,625
Univision Communications, Inc. (a) ......................   39,400        1,612,938
                                                                       ------------
                                                                          7,348,178
                                                                       ------------
TOTAL CONSUMER SERVICES .................................                13,992,597
                                                                       ------------
ENERGY 5.8%
NATURAL GAS  1.5%
Dynegy, Inc. 'A' ........................................   35,510        1,990,779
                                                                       ------------
OIL-OFFSHORE DRILLING 2.4%
Global Marine, Inc. (a) .................................   49,700        1,410,238
Nabors Industries, Inc. (a) .............................   26,700        1,579,305
                                                                       ------------
                                                                          2,989,543
                                                                       ------------
OIL-WELL EQUIPMENT & SERVICES 1.9%
BJ Services Co. (a) .....................................   17,000        1,170,875
Varco International, Inc. (a) ...........................   56,208        1,222,524
                                                                       ------------
                                                                          2,393,399
                                                                       ------------
TOTAL ENERGY ............................................                 7,373,721
                                                                       ------------

                                         10    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
FINANCIAL SERVICES 3.4%
CREDIT & FINANCE 2.2%
Concord EFS, Inc. (a) ...................................   62,800     $  2,759,275
                                                                       ------------
INVESTMENT COMPANIES 1.2%
SEI Investments Co. .....................................   13,100        1,467,200
                                                                       ------------
TOTAL FINANCIAL SERVICES ................................                 4,226,475
                                                                       ------------
FOOD & TOBACCO 0.4%
TOBACCO 0.4%
R.J. Reynolds Tobacco Holdings, Inc. ....................    9,700          472,875
                                                                       ------------
HEALTH CARE 23.7%
DRUGS 8.0%
Allergan, Inc. ..........................................   18,800        1,820,075
ALZA Corp. 'A' (a) ......................................   53,000        2,252,500
Biovail Corp. (a) .......................................   54,000        2,097,360
Celgene Corp. (a) .......................................    4,400          143,000
Forest Laboratories, Inc. 'A' (a) .......................   10,100        1,342,037
IDEC Pharmaceuticals Corp. (a) ..........................    6,800        1,289,025
Millennium Pharmaceuticals, Inc. (a) ....................   17,500        1,082,813
                                                                       ------------
                                                                         10,026,810
                                                                       ------------
HEALTH SERVICES 7.8%
Health Management Associates, Inc. 'A' (a) ..............  125,800        2,610,350
Lincare Holdings, Inc. (a) ..............................   59,800        3,412,337
Oxford Health Plans, Inc. (a) ...........................   26,500        1,046,750
Tenet Healthcare Corp. (a) ..............................   63,700        2,830,669
                                                                       ------------
                                                                          9,900,106
                                                                       ------------
HEALTH TECHNOLOGY 7.9%
Mettler-Toledo International, Inc. (a) ..................   23,300        1,266,938
PerkinElmer, Inc. .......................................   27,000        2,835,000
Quest Diagnostics, Inc. (a) .............................    7,900        1,121,800
St. Jude Medical, Inc. (a) ..............................   24,900        1,529,794
Stryker Corp. ...........................................   18,000          910,620
Waters Corp. (a) ........................................   26,800        2,237,800
                                                                       ------------
                                                                          9,901,952
                                                                       ------------
TOTAL HEALTH CARE .......................................                29,828,868
                                                                       ------------
HEAVY INDUSTRY/TRANSPORTATION 12.9%
AEROSPACE 7.0%
Bombardier, Inc. 'B' ....................................   89,700        1,383,724
Empresa Brasileira de Aeronautica S.A. ADR ..............   35,000        1,391,250
Gilat Satellite Networks Ltd. (a) .......................   21,700          553,350
Goodrich (B.F.) Co. .....................................   52,600        1,913,325
Precision Castparts Corp. ...............................   48,700        2,048,444
Titan Corp. (a) .........................................   45,600          741,000


SEE NOTES TO FINANCIAL STATEMENTS    11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
AEROSPACE (CONTINUED)
ViaSat, Inc. (a) ........................................   58,100     $    762,562
                                                                       ------------
                                                                          8,793,655
                                                                       ------------
BUSINESS SERVICES 4.7%
Dycom Industries, Inc. (a) ..............................   43,550        1,565,078
Fiserv, Inc. (a) ........................................   38,000        1,802,625
MasTec, Inc. (a) ........................................   44,500          890,000
Quanta Services, Inc. (a) ...............................   51,800        1,667,313
                                                                       ------------
                                                                          5,925,016
                                                                       ------------
ELECTRICAL EQUIPMENT 0.8%
Power-One, Inc. (a) .....................................   24,700          971,019
                                                                       ------------
MISCELLANEOUS INDUSTRIALS 0.4%
Thermo Electron Corp. (a) ...............................   18,800          559,300
                                                                       ------------
TOTAL HEAVY INDUSTRY/TRANSPORTATION .....................                16,248,990
                                                                       ------------
RETAIL 4.5%
RESTAURANTS 1.5%
Starbucks Corp. (a) .....................................   41,900        1,854,075
                                                                       ------------
FOOD RETAILERS 1.9%
CVS Corp. ...............................................   41,200        2,469,425
                                                                       ------------
SPECIALTY SHOPS 1.1%
RadioShack Corp. ........................................   32,500        1,391,406
                                                                       ------------
TOTAL RETAIL ............................................                 5,714,906
                                                                       ------------
TECHNOLOGY 25.8%
COMPUTERS & OFFICE EQUIPMENT 4.1%
Emulex Corp. (a) ........................................   26,800        2,142,325
Extreme Networks, Inc. (a) ..............................   41,700        1,631,513
QLogic Corp. (a) ........................................   17,300        1,332,100
                                                                       ------------
                                                                          5,105,938
                                                                       ------------
ELECTRONICS 1.6%
MIPS Technologies, Inc. (a) .............................   32,500          828,242
RF Micro Devices, Inc. (a) ..............................   26,200          718,862
Solectron Corp. (a) .....................................   15,600          528,840
                                                                       ------------
                                                                          2,075,944
                                                                       ------------
SOFTWARE & SERVICES 11.3%
Agile Software Corp. (a) ................................   21,900        1,081,312
Critical Path, Inc. (a) .................................   34,700        1,067,025
Digex, Inc. (a) .........................................   25,000          562,500
Exodus Communications, Inc. (a) .........................  106,400        2,128,000
Internet Security Systems, Inc. (a) .....................   21,100        1,655,031
Mercury Interactive Corp. (a) ...........................   25,500        2,301,375


SEE NOTES TO FINANCIAL STATEMENTS    12

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
SOFTWARE & SERVICES (CONTINUED)
Nuance Communications, Inc. (a) .........................   19,200     $    828,000
PeopleSoft, Inc. (a) ....................................   49,700        1,848,219
Rational Software Corp. (a) .............................   48,400        1,884,575
Ulticom, Inc. (a) .......................................   25,100          854,969
                                                                       ------------
                                                                         14,211,006
                                                                       ------------
TELECOMMUNICATIONS EQUIPMENT 8.8%
Andrew Corp. (a) ........................................   61,700        1,341,975
Avanex Corp. (a) ........................................   15,300          910,828
CIENA Corp. (a) .........................................   18,600        1,513,575
Finisar Corp. (a) .......................................   31,700          919,300
Polycom, Inc. (a) .......................................   27,200          875,500
Powerwave Technologies, Inc. (a) ........................   46,200        2,702,700
Scientific-Atlanta, Inc. ................................   41,900        1,364,369
SDL, Inc. (a) ...........................................    9,600        1,422,600
                                                                       ------------
                                                                         11,050,847
                                                                       ------------
TOTAL TECHNOLOGY ........................................                32,443,735
                                                                       ------------
UTILITIES 7.1%
ELECTRIC POWER 1.6%
Calpine Corp. (a) .......................................   29,900        1,347,369
Southern Energy, Inc. (a) ...............................   22,000          622,875
                                                                       ------------
                                                                          1,970,244
                                                                       ------------
TELEPHONE SERVICES 5.5%
IDT Corp. (a) ...........................................   37,200          757,950
McLeodUSA, Inc. 'A' (a) .................................   94,400        1,333,400
Microcell Telecommunications, Inc. (a) ..................   30,500          579,500
TeleCorp PCS, Inc. 'A' (a) ..............................   53,628        1,199,926
Time Warner Telecom, Inc. 'A' (a) .......................   22,000        1,395,625
Western Wireless Corp. 'A' (a) ..........................   42,500        1,665,468
                                                                       ------------
                                                                          6,931,869
                                                                       ------------
TOTAL UTILITIES .........................................                 8,902,113
                                                                       ------------
TOTAL LONG-TERM INVESTMENTS 95.6%
    (Cost $123,498,746) .................................               120,388,830
                                                                       ------------


SEE NOTES TO FINANCIAL STATEMENTS    13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE         VALUE
SHORT-TERM INVESTMENT 3.6%
REPURCHASE AGREEMENT 3.6%
Chase Securities, Inc. 5.60%, DATED 12/29/00,
due 1/2/01, to be repurchased at $4,469,779,
collateralized by $3,405,000 U.S. Treasury Bonds
8.125%, due 8/15/21, valued at $4,551,620
    (Cost $4,467,000) ..............................    $4,467,000     $  4,467,000
                                                                       ------------
TOTAL INVESTMENTS 99.2%
    (Cost $127,965,746) ............................                    124,855,830

OTHER ASSETS IN EXCESS OF LIABILITIES 0.8% .........                        974,018
                                                                       ------------

NET ASSETS 100% ....................................                   $125,829,848
                                                                       ============


(a) NON-INCOME PRODUCING SECURITY

ADR AMERICAN DEPOSITARY RECEIPT

+ THE COMMON STOCKS ARE CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.



                                         14    SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2000
(UNAUDITED)


ASSETS:
Investments at Value (Cost $127,965,746) ..........................    $124,855,830
Cash ..............................................................         307,923
Receivable for:
  Investments Sold ................................................       3,260,302
  Fund Shares Sold ................................................       1,015,973
  Dividends .......................................................          21,856
  Interest ........................................................           2,085
Other .............................................................           9,842
                                                                       ------------
    Total Assets ..................................................     129,473,811
                                                                       ------------
LIABILITIES:
Payable for:
  Investments Purchased ...........................................       2,179,427
  Fund Shares Redeemed ............................................       1,114,259
  Distribution Fees ...............................................         145,804
  Investment Advisory Fees ........................................          77,989
  Shareholder Reporting Expenses ..................................          29,905
  Administrative Fees .............................................          27,542
  Transfer Agent Fees .............................................          23,266
  Professional Fees ...............................................          16,311
  Custody Fees ....................................................          14,264
  Directors' Fees and Expenses ....................................          11,002
Other .............................................................           4,194
                                                                       ------------
    Total Liabilities .............................................       3,643,963
                                                                       ------------
NET ASSETS ........................................................    $125,829,848
                                                                       ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares
   Authorized 2,625,000,000) ......................................    $     10,949
Paid in Capital in Excess of Par ..................................     141,756,231
Accumulated Net Investment Loss ...................................      (1,050,569)
Net Unrealized Depreciation on Investments ........................      (3,109,916)
Accumulated Net Realized Loss .....................................     (11,776,847)
                                                                       ------------
NET ASSETS ........................................................    $125,829,848
                                                                       ============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share
    (Based on Net Assets of $47,485,750 and 4,111,862
    Shares Outstanding) ...........................................    $      11.55
                                                                       ============
    Maximum Sales Charge ..........................................            5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ................    $      12.25
                                                                        ============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on
    Net Assets of $51,860,570 and 4,527,050 Shares
    Outstanding)* .................................................    $      11.46
                                                                       ============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based
    on Net Assets of $26,483,528 and 2,310,036 Shares
    Outstanding)* .................................................    $      11.46
                                                                       ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS    15

Statement of Operations
SIX MONTHS ENDED DECEMBER 31, 2000
(UNAUDITED)


INVESTMENT INCOME:
Dividends .........................................................        $ 61,418
Interest ..........................................................         148,402
                                                                       ------------
    Total Income ..................................................         209,820
                                                                       ------------
EXPENSES:
Investment Advisory Fees ..........................................         444,312
Distribution Fees (Attributed to Classes A, B and C
  of $57,634, $242,163 and $121,299, respectively) ................         421,096
Administrative Fees ...............................................         149,908
Transfer Agent Fees ...............................................          84,538
Filing and Registration Fees ......................................          48,533
Custodian Fees ....................................................          37,184
Shareholder Reports ...............................................          30,794
Professional Fees .................................................          29,376
Directors' Fees and Expenses ......................................           9,264
Other .............................................................           1,141
                                                                       ------------
    Total Expenses ................................................       1,256,146
                                                                       ------------
NET INVESTMENT LOSS ...............................................    $ (1,046,326)
                                                                       ============
NET REALIZED GAIN/LOSS ON:
Investments .......................................................    $(11,496,643)
                                                                       ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .........................................       2,114,966
                                                                       ------------
  End of the Period:
    Investments ...................................................      (3,109,916)
                                                                       ------------
Net Unrealized Depreciation During the Period .....................      (5,224,882)
                                                                       ------------
NET REALIZED AND UNREALIZED LOSS ..................................    $(16,721,525)
                                                                       ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............    $(17,767,851)
                                                                       ============


                                         16    SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND PERIOD ENDED JUNE 30, 2000 (UNAUDITED)


                                                  SIX MONTHS ENDED   OCTOBER 25, 1999* TO
                                                  DECEMBER 31, 2000     JUNE 30, 2000
                                                  -----------------  --------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ...........................    $   (1,046,326)    $    (582,959)
Net Realized Gain/Loss ........................       (11,496,643)        2,055,688
Net Unrealized Appreciation/Depreciation
  During the Period ...........................        (5,224,882)        2,114,966
                                                   --------------     -------------
Net Increase/Decrease in Net Assets Resulting
  from Operations .............................       (17,767,851)        3,587,695
                                                   --------------     -------------
DISTRIBUTIONS:
Net Realized Gain:
  Class A .....................................          (660,966)               --
  Class B .....................................          (732,107)               --
  Class C .....................................          (364,103)               --
                                                   --------------     -------------
Net Decrease in Net Assets Resulting
  from Distributions ..........................        (1,757,176)               --
                                                   --------------     -------------
CAPITAL SHARES TRANSACTIONS:
Subscribed ....................................        58,728,942       103,620,869
Distributions Reinvested ......................         1,526,093                --
Redeemed ......................................       (13,846,192)      (10,262,532)
                                                   --------------     -------------
Net Increase in Net Assets Resulting from Capital
  Share Transactions ..........................        46,408,843        93,358,337
                                                   --------------     -------------
Total Increase in Net Assets ..................        26,883,816        96,946,032
NET ASSETS--Beginning of Period ...............        98,946,032         2,000,000
                                                   --------------     -------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(1,050,569)
  and $(4,243), respectively) .................    $  125,829,848     $  98,946,032
                                                   ==============     =============

* COMMENCEMENT OF OPERATIONS


SEE NOTES TO FINANCIAL STATEMENTS    17

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                                   SIX MONTHS ENDED
                                                  DECEMBER 31, 2000#      OCTOBER 25, 1999* TO
CLASS A SHARES                                        (UNAUDITED)            JUNE 30, 2000#
                                                  -------------------     --------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............      $  13.37               $  10.00
                                                       -----------            ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ............................         (0.09)                 (0.09)
  Net Realized and Unrealized Gain/Loss ..........         (1.56)                  3.46
                                                       -----------            ---------
Total From Investment Operations .................         (1.65)                  3.37
                                                       -----------            ---------
DISTRIBUTIONS
  Net Realized Gain ..............................         (0.17)                    --
                                                       -----------            ---------
Net Asset Value, End of Period ...................      $  11.55               $  13.37
                                                       ===========            =========
Total Return (1) .................................        -12.33%**               33.70%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................      $ 47,486               $ 38,401
Ratio of Expenses to Average Net Assets ..........          1.65%                  1.63%
Ratio of Net Investment Loss to Average
  Net Assets .....................................         (1.30)%                (1.04)%
Portfolio Turnover Rate ..........................            68%**                 103%**

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                         18    SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                   SIX MONTHS ENDED
                                                  DECEMBER 31, 2000#      OCTOBER 25, 1999* TO
CLASS B SHARES                                        (UNAUDITED)            JUNE 30, 2000#
                                                  -------------------     --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  13.31                 $  10.00
                                                      -----------             ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                                     (0.14)                   (0.16)
  Net Realized and Unrealized Gain/Loss                   (1.54)                    3.47
                                                      -----------             ----------
Total From Investment Operations                          (1.68)                    3.31
                                                      -----------             -----------
DISTRIBUTIONS
  Net Realized Gain                                       (0.17)                      --
                                                      -----------             -----------
Net Asset Value, End of Period                         $  11.46                 $  13.31
                                                      ===========             ===========
Total Return (1)                                         -12.69%**                 33.10%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                      $ 51,861                 $ 40,499
Ratio of Expenses to Average Net Assets                    2.40%                    2.38%
Ratio of Net Investment Loss to Average
  Net Assets                                              (2.05)%                  (1.83)%
Portfolio Turnover Rate                                      68%**                   103%**

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS    19

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                                   SIX MONTHS ENDED
                                                  DECEMBER 31, 2000#      OCTOBER 25, 1999* TO
CLASS C SHARES                                        (UNAUDITED)            JUNE 30, 2000#
                                                 --------------------     --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  13.33                 $  10.00
                                                      -----------             ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                                     (0.14)                   (0.16)
  Net Realized and Unrealized Gain/Loss                   (1.56)                    3.49
                                                      -----------             ----------
Total From Investment Operations                          (0.70)                    3.33
                                                      -----------             ----------
DISTRIBUTIONS
  Net Realized Gain                                       (0.17)                      --
                                                      -----------             ----------
NET ASSET VALUE, END OF PERIOD                         $  11.46                 $  13.33
                                                      ===========             ==========
Total Return (1)                                         -12.74%**                 33.30%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                      $ 26,483                 $ 20,046
Ratio of Expenses to Average Net Assets                    2.40%                    2.38%
Ratio of Net Investment Loss to Average
  Net Assets                                              (2.05)%                  (1.81)%
Portfolio Turnover Rate                                      68%                     103%**

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AD DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                         20    SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

     The Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund's investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The Fund commenced operations on October 25, 1999.

1.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction,

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gains or losses may differ for financial and tax purposes as a result of losses relating to wash sale transactions.

     At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $127,965,746, the aggregate gross unrealized appreciation is $16,372,129 and the aggregate gross unrealized depreciation is $19,482,055 resulting in net unrealized depreciation on long- and short-term investments of $3,109,916.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Permanent book to tax basis differences are not included in ending accumulated net investment loss for the purpose of calculating net investment loss per share in the Financial Highlights.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Miller Anderson & Sherrerd, LLP (the "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


investment advisory services paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:


AVERAGE DAILY NET ASSETS                                            % PER ANNUM
First $500 million ................................................    0.75%
Next $500 million .................................................    0.70%
Over $1 billion ...................................................    0.65%

     For the period ended December 31, 2000, the Fund recognized expenses of $2,863 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2000, the Fund recognized expenses of $8,420 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other/ professional expenses, respectively, in the statement of operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services Inc., an affiliate of the advisor, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2000, the Fund recognized expenses of $35,110. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A Shares and up to 1.00% of the Class B Shares and Class C

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


Shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A Shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B Shares and Class C Shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 2000, the Distributor has advised the Fund that it earned initial sales charges of $377,406 for Class A Shares and deferred sales charges of $43,196 and $5,922 for Class B and C Shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $7,361 are included in "Other"on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.   CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2000, no Class B Shares converted to Class A Shares. The CDSC will be imposed on most redemptions made

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First ...............................................       5.00%         1.00%
Second ..............................................       4.00%         None
Third ...............................................       3.00%         None
Fourth ..............................................       2.50%         None
Fifth ...............................................       1.50%         None
Thereafter ..........................................       None          None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                   SIX MONTHS ENDED     OCTOBER 25, 1999*
                                                   DECEMBER 31, 2000    TO JUNE 30, 2000
                                                   ------------------   -----------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
    Shares:
      Subscribed (Initial Shares of 70,000)           1,709,146        3,339,022
      Distributions Reinvested                           46,834               --
      Redeemed                                         (515,329)        (467,811)
                                                    -----------      -----------
    Net Increase in Class A Shares Outstanding        1,240,651        2,871,211
                                                    ===========      ===========
    Dollars:
      Subscribed                                    $22,496,528      $42,433,265
      Distributions Reinvested                          558,733               --
      Redeemed                                       (6,690,043)      (6,006,453)
                                                    -----------      -----------
    Net Increase                                    $16,365,218      $36,426,812
                                                    ===========      ===========
    Beginning Paid in Capital                       $37,126,812      $   700,000
                                                    ===========      ===========
    Ending Paid in Capital                          $53,492,030      $37,126,812
                                                    ===========      ===========
CLASS B:
    Shares:
      Subscribed (Initial Shares of 70,000)           1,814,973        3,237,074
      Distributions Reinvested                           56,687               --
      Redeemed                                         (386,238)        (195,446)
                                                    -----------      -----------
    Net Increase in Class B Shares Outstanding        1,485,422        3,041,628
                                                    ===========      ===========
    Dollars:
      Subscribed                                    $23,883,893      $41,534,880
      Distributions Reinvested                          670,613               --
      Redeemed                                       (4,971,059)      (2,566,709)
                                                    -----------      -----------
    Net Increase                                    $19,583,447      $38,968,171
                                                    ===========      ===========
    Beginning Paid in Capital                       $39,668,171      $   700,000
                                                    ===========      ===========
    Ending Paid in Capital                          $59,251,618      $39,668,171
                                                    ===========      ===========
CLASS C:
    Shares:
      Subscribed (Initial Shares of 60,000)             950,037        1,633,460
      Distributions Reinvested                           25,063               --
      Redeemed                                         (169,147)        (129,377)
                                                    -----------      -----------
    Net Increase in Class C Shares Outstanding          805,953        1,504,083
                                                    ===========      ===========
    Dollars:
      Subscribed                                    $12,348,521      $19,652,724
      Distributions Reinvested                          296,747               --
      Redeemed                                       (2,185,090)      (1,689,370)
                                                    -----------      -----------
    Net Increase                                    $10,460,178      $17,963,354
                                                    ===========      ===========
    Beginning Paid in Capital                       $18,563,354      $   600,000
                                                    ===========      ===========
    Ending Paid in Capital                          $29,023,532      $18,563,354
                                                    ===========      ===========

    * COMMENCEMENT OF OPERATIONS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


4.   INVESTMENT TRANSACTIONS

For the period ended December 31, 2000, the Fund made purchases of $117,592,162 and sales of $76,755,907 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
   www.vankampen.com --                      [ILLUSTRATION OF COMPUTER]
   to view a prospectus, select
   DOWNLOAD PROSPECTUS

-  call us at 1(800)341-2911
   weekdays from 7:00 a.m. to 7:00 p.m.
   central time. Telecommunications          [ILLUSTRATION OF PHONE]
   Device for the Deaf (TDD) users,
   call 1(800)421-2833.

-  e-mail us by visiting
   www.vankampen.com and                     [ILLUSTRATION OF ENVELOPES]
   selecting CONTACT US


  *Closed to new investors
 **Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MID CAP GROWTH FUND


BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY


OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
 ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MILLER ANDERSON & SHERRERD, LLP
One Tower Bridge
West Conshohocken,
Pennsylvania 19428

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2001. ALL RIGHTS RESERVED.

74,174,274                                               PRESORTED
MCG SAR 02/01                                             STANDARD
1475B01-AP-2/01                                         U.S. Postage
VAN KAMPEN FUNDS INC.                                      PAID
1 Parkview Plaza                                         VAN KAMPEN
P.O. Box 5555                                            INVESTMENTS
Oakbrook Terrace, Illinois 60181-5555

                                   VAN KAMPEN
                                  TAX MANAGED
                             GLOBAL FRANCHISE FUND

                                SEMIANNUAL REPORT
                                DECEMBER 31, 2000

                             [CURRENCY/MAP COLLAGE]

                                   VAN KAMPEN
                                  INVESTMENTS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     5
                          TOP FIVE COUNTRIES     5
             Q&A WITH YOUR PORTFOLIO MANAGER     6
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    13
               NOTES TO FINANCIAL STATEMENTS    19

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    26
       FUND OFFICERS AND IMPORTANT ADDRESSES    27


       THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE
                              FUND BEING OFFERED.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

[SIDEBAR]
IT IS TIMES LIKE
THESE WHEN
MONEY-MANAGEMENT
EXPERIENCE MAY MAKE
A DIFFERENCE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 19, 2001


Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT

CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1998--SEPTEMBER 30, 2000)

[BAR CHART]

Sep 98                   3.8%
Dec 98                   5.9%
Mar 99                   3.5%
Jun 99                   2.5%
Sep 99                   5.7%
Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.6%
Sep 00                   2.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1998--DECEMBER 31, 2000)


         Interest Rates  Inflation
Dec 98         4.75%       1.6%
Jan 99         4.75%       1.7%
Feb 99         4.75%       1.7%
Mar 99         4.75%       1.8%
Apr 99         4.75%       2.3%
May 99         4.75%       2.1%
Jun 99          5.0%       2.0%
Jul 99          5.0%       2.1%
Aug 99         5.25%       2.3%
Sep 99         5.25%       2.6%
Oct 99         5.25%       2.6%
Nov 99          5.5%       2.6%
Dec 99          5.5%       2.7%
Jan 00          5.5%       2.7%
Feb 00         5.75%       3.2%
Mar 00          6.0%       3.8%
Apr 00          6.0%       3.1%
May 00          6.5%       3.2%
Jun 00          6.5%       3.7%
Jul 00          6.5%       3.7%
Aug 00          6.5%       3.4%
Sep 00          6.5%       3.5%
Oct 00          6.5%       3.4%
Nov 00          6.5%       3.4%
Dec 00          6.5%       3.4%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2000)

                                               A SHARES      B SHARES   C SHARES
--------------------------------------------------------------------------------
Six-month total return based on NAV(1)          14.74%       14.16%      14.19%
--------------------------------------------------------------------------------
Six-month total return(2)                        8.15%        9.16%      13.19%
--------------------------------------------------------------------------------
One-year total return(2)                        19.42%       20.59%      24.64%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)     22.06%       23.28%      24.69%
--------------------------------------------------------------------------------
Commencement date                              9/25/98      9/25/98     9/25/98
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND CLASS C SHARES AND RULE 12b-1 FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2000)

1.   CADBURY SCHWEPPES                                              5.6%
     Manufactures candy and soft drinks, including such brands as 7 UP, Canada Dry, Cadbury, and York.

2.   ALLIED DOMECQ                                                  5.3%
     Distills spirits and wines, including Kahlua liqueur, and operates retail food chains including Dunkin' Donuts.

3.   NESTLE                                                         4.9%
     Produces food and cosmetics, including name brands
     Nestea, Nestle, and L'Oreal.

4.   RECKITT BENCKISER                                              4.8%
     Manufactures household, pharmaceutical, and food products.

5.   KIMBERLY-CLARK                                                 4.8%
     Manufactures paper products for personal and commercial use, including name brands: Kleenex, Scott, and Neenah Paper.

6.   NEW YORK TIMES                                                 4.8%
     Publishes newspapers and magazines and operates television and radio stations.

7.   BROWN-FORMAN                                                   4.6%
     Manufactures consumer goods and wine and spirits, including name brands Hartmann, Lenox, and Korbel.

8.   GROUPE DANONE                                                  4.5%
     Produces a variety of food and beverage products, including
     Evian, Dannon, and Kronenbourg brands.

9.   FORTUNE BRANDS                                                 4.4%
     Manufactures consumer, office, and golf products under a variety of brand names, including Moen, ACCO and Titleist.

10.  BRITISH AMERICAN TOBACCO                                       4.4%
     Distributes cigarettes and other tobacco products worldwide.

* EXCLUDES SHORT-TERM INVESTMENT AND SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

[BAR CHART]

                               December 31, 2000        June 30, 2000
United Kingdom                          36.1%               39.5%
United States                           27.2%               24.8%
Switzerland                              8.9%                9.6%
France                                   8.0%                6.3%
Finland                                  4.1%                3.8%

Q & A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2000. PORTFOLIO MANAGER ANDREW BROWN, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC., HAS MANAGED THE FUND SINCE ITS INCEPTION ON SEPTEMBER 25, 1998, AND HAS WORKED IN THE FINANCIAL INDUSTRY SINCE 1986. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET CONDITIONS DURING THE REPORTING PERIOD, AND TO WHAT DO YOU ATTRIBUTE THE FUND'S PERFORMANCE?

A    Despite a slowdown in the world's leading economy, the United States, we believe the fund performed well during the reporting period, gaining 14.74 percent for the six-month period ended December 31, 2000 (CLASS A SHARES AT NET ASSET VALUE, INCLUDING A 12b-1 FEE OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER). OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     BY COMPARISON, THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX (NET DIVIDENDS) GENERATED A TOTAL RETURN OF -10.90 PERCENT FOR THE SAME PERIOD. THE MSCI WORLD INDEX (NET DIVIDENDS) IS AN UNMANAGED, BROAD-BASED INDEX THAT REFLECTS THE GENERAL PERFORMANCE OF DEVELOPED COUNTRIES' STOCK MARKETS. THIS INDEX IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

     The market excesses of 1999 came to a halt in 2000 both in the United States and abroad. The U.S. stock market displayed considerable volatility as an increasing number of companies announced earnings disappointments. Although global growth generally accelerated, much-needed structural reforms lagged in Asia, and high energy costs hurt many European economies. Investors fled high-growth stocks and flocked to slower, stable growth in "old-economy" sectors. The return to favor of these old-economy stocks helped the fund's performance because we seek high-quality, proven companies over fads and "hot" sectors.

     Rather than trying to find high-flying momentum stocks, we look for companies that we believe may be consistently solid through both up and down markets. Although past performance is no guarantee of future results, the fund historically has tended to do a satisfactory job of capital preservation when markets have fallen, and the fund's performance during the period was consistent with this trend.

     For example, the fund did not own any technology stocks, which declined during the period. This was not because technology was out of fashion, but because we focus on repeat-purchase businesses, and, in our view, computer hardware and software are not repeat-purchase items. They are durable goods that businesses and consumers can defer purchasing if they are concerned about the economic outlook. We generally steer clear of such durable goods. Accordingly, the fund did not participate in the technology boom and therefore did not suffer from the bust.

Q    WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND IN THIS ENVIRONMENT?

A    We are more concerned with companies than with markets or economies, seeking companies that are unlikely to fluctuate sharply in volatile markets. We do not vary the fund's strategy when market conditions shift.

     Typically, the fund pursues a long-term investment focus and seeks companies with what we believe are resilient business franchises and growth potential. These companies often produce a product or service that is continuously purchased, consumed, or required--in other words, simple things that are part of everyday life like chocolate bars, newspapers, or television networks.

     We seek to buy these companies' stocks at what we believe are good prices, and then hold the stocks beyond the short term. Therefore, extensive research drives our stock selection and monitoring process. We do not seek to add value by frequent stock-trading, because trading can be costly from a tax standpoint.

Q WOULD YOU GIVE AN EXAMPLE OF A RESILIENT BUSINESS FRANCHISE IN WHICH THE FUND RECENTLY INVESTED?

A    We recently purchased Kimberly-Clark, the U.S. paper products maker. In evaluating investment candidates, we look for companies that generate high returns on capital and own a repeat business--a product or service that keeps customers coming back for more. Kimberly-Clark makes repeat-purchase products such as Huggies diapers and Cottonelle bathroom tissue. In our opinion, the great thing about this company is that it left the low-return-on-capital paper pulp business and now focuses on the high-return-on-capital consumer brand-names business.

     In addition, Kimberly-Clark's stock was attractively valued over the course of the year. Earlier in 2000, its competitors--namely, Procter & Gamble and Clorox--had earnings disappointments, and Kimberly-Clark suffered as investors overreacted to the news. We believe that Kimberly-Clark did not share the same troubles that these other companies did. Our focus on company fundamentals, not market sentiment, led us to buy the stock at a good price.

Q YOU ALSO MENTIONED THAT YOU CAREFULLY MONITOR THE TAX IMPLICATIONS OF TRADING. HOW IS THE FUND MANAGED FOR TAX EFFICIENCY?

A    The fund's tax-managed strategy is simple. Shareholders must pay tax on the fund's realized capital gains, so minimizing realized gains may help minimize the shareholders' tax bill. One way in which we try to minimize realized gains is to make investments with a view to holding them for the long term. Short-term gains are taxed at a higher rate than long-term gains, so expanding the holding period may help reduce the taxes on the realized gain. Another way is to realize losses to offset realized gains. For example, we bought Omnicom, a U.S. advertising and marketing services group. Its share price fell, and we used the opportunity to realize a capital loss. The loss from this sale helped offset some of the gains the fund realized during the year, which helped reduce the tax burden on the shareholders.

     KEEP IN MIND THAT MANAGING FOR AFTER-TAX RETURNS MAY NEGATIVELY IMPACT THE FUND'S PERFORMANCE. SINCE THE FUND BALANCES INVESTMENT AND TAX CONSIDERATIONS WHEN DECIDING WHETHER TO BUY OR SELL SECURITIES, ITS PRETAX RETURN MAY BE LOWER THAN THAT OF A SIMILAR FUND THAT IS NOT TAX MANAGED. THE FUND UTILIZES AN ACTIVE MANAGEMENT STYLE AND MAY REALIZE CAPITAL GAINS.

Q    WERE THERE ANY STANDOUT THEMES DURING THE PERIOD?

A    Consumer-staples companies--those that produce everyday items--benefited performance in particular. Wines and spirits companies also performed well. Within the top 10 contributors for the reporting period, five are wines-and-spirits companies, including Allied Domecq (U.K.) and Brown-Forman (U.S.). We like this industry because leading brands can generate high returns on capital and do not require a lot of capital to grow their businesses. After declining for a generation, spirits consumption is now rising in the United States, the world's most important market for international brands. We believe this trend provides a tailwind for the industry's fortunes. Other notable performers included:

- Philip Morris (U.S.)--In our opinion, this food and tobacco giant was oversold during the technology boom, but the attractions of its repeat-revenue businesses reasserted themselves in the second half of 2000.
- Ralston Purina (U.S.)--We purchased Ralston Purina at what we believed to be an attractive price earlier in 2000 when it spun off its Energizer battery business and its focus became dry dog and cat food, a business in which it is the top player.
- Reckitt Benckiser (U.K.)--The world's largest household cleaning products company makes hugely popular brands such as Lysol, Woolite, and Electrasol.

     KEEP IN MIND THAT NOT ALL STOCKS IN THE PORTFOLIO PERFORMED FAVORABLY, AND THERE IS NO GUARANTEE THAT ANY OF THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 5.

Q    WHAT STOCKS FELL SHORT OF EXPECTATIONS?

A    Two main detractors from performance during the period were U.K.-based media companies SMG, a television and radio broadcaster, and WPP Group, the world's leading advertising and marketing services group. Despite the market's jitters about the outlook for advertising spending in 2001, we are comfortable with both companies' economics and long-term prospects.

Q    WHAT IS YOUR OUTLOOK FOR THE UPCOMING MONTHS?

A    As always, we focus buying on high-quality businesses at attractive prices and holding them--even when it means we are not investing in whatever is currently fashionable in the market. We believe this emphasis on quality, value, and long-term perspective may generate above-average results over time.

     The Internet mania made a lot of high-quality, non-technology businesses more affordable in prior months. Now that investors are moving away from technology, some of the great buying opportunities in the stocks the fund owns have passed. Some of these stocks may now be attractive to hold, but not to buy.

     In the months ahead, the slowdown in the U.S. economy and its implications for the world economy will preoccupy the markets. While we cannot reduce economic uncertainty, we believe we can add value by seeking companies with financial strength. Our investment philosophy places a premium on companies that do not require borrowed money to prosper, generally are not economically sensitive, and tend not to be expensive growth stocks.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

OLD ECONOMY: Refers to established companies among more traditional sectors such as industrial and manufacturing services.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                 BY THE NUMBERS
YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                     MARKET
DESCRIPTION                                          SHARES          VALUE
COMMON STOCKS  92.3%
CANADA 2.4%
Torstar Corp. 'B' ..........................         21,940       $  296,783
                                                                  ----------
FINLAND 4.1%
Kone Corp. Oy 'B' ..........................          6,603          461,865
Rapala Normark Corp. .......................         13,700           54,024
                                                                  ----------
                                                                     515,889
                                                                  ----------
FRANCE 8.0%
Groupe Danone ..............................          3,784          570,577
Pernod-Ricard ..............................          6,190          427,165
                                                                  ----------
                                                                     997,742
                                                                  ----------
SPAIN 2.8%
Zardoya-Otis S.A ...........................         40,298          353,763
                                                                  ----------
SWEDEN 2.8%
Swedish Match AB ...........................         91,000          354,708
                                                                  ----------
SWITZERLAND 8.9%
Cie Financiere Richemont AG 'A' ............            190          508,113
Nestle S.A. (Registered) ...................            262          610,956
                                                                  ----------
                                                                   1,119,069
                                                                  ----------
UNITED KINGDOM 36.1%
Allied Domecq plc ..........................        101,100          667,835
British American Tobacco plc ...............         71,700          546,226
Cadbury Schweppes plc ......................        102,500          709,252
Capital Radio plc ..........................          3,400           60,976
Diageo plc .................................         46,782          524,368
Great Universal Stores plc .................         32,900          258,383
Imperial Tobacco Group plc .................         39,127          407,281
Reckitt Benckiser plc ......................         44,114          607,860
SMG plc ....................................         63,708          260,404
ULSTER TELEVISION PLC ......................          8,586           42,794
WPP Group plc ..............................         34,300          446,999
                                                                  ----------
                                                                   4,532,378
                                                                  ----------
UNITED STATES 27.2%
Brown-Forman Corp. 'B' .....................          8,595          571,567
Fortune Brands, Inc. .......................         18,480          554,400
Kimberly-Clark Corp. .......................          8,550          604,399
New York Times Co. 'A' .....................         14,955          599,135


SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNUADITED)

                                                                     MARKET
DESCRIPTION                                          SHARES          VALUE
UNITED STATES (CONTINUED)
Philip Morris Cos., Inc. ...................          9,290      $   408,760
Ralston Purina Group .......................         17,930          468,421
WD-40 Co. ..................................         10,760          209,149
                                                                 -----------
                                                                   3,415,831
                                                                 -----------
TOTAL LONG-TERM INVESTMENTS 92.3%
    (Cost $9,744,753) .....................................       11,586,163
                                                                 -----------

                                                  PAR
                                                 VALUE
SHORT-TERM INVESTMENT 6.9%
REPURCHASE AGREEMENT 6.9%

Chase Securities, Inc. 5.60%, dated 12/29/00, due
1/2/01, to be repurchased at $867,539, collateralized
by $660,000 U.S. Treasury Bonds 8.125%, due
8/15/21, valued at $882,252
    (Cost $867,000) ........................    $   867,000          867,000
                                                                 -----------
TOTAL INVESTMENTS IN SECURITIES 99.2%
    (Cost $10,611,753) ....................................       12,453,163

FOREIGN CURRENCY 0.0%
    (Cost $3,458) .........................................            3,626
                                                                 -----------

TOTAL INVESTMENTS 99.2%
    (Cost $10,615,211) ....................................       12,456,789

OTHER ASSETS IN EXCESS OF LIABILITIES 0.8%.................           98,846
                                                                 -----------
NET ASSETS 100% ...........................................      $12,555,635
                                                                 ===========

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                                      PERCENT OF
INDUSTRY                                          VALUE               NET ASSETS
Consumer Staples ...........................    $ 7,987,489             63.6%
Consumer Discretionary .....................      2,573,897             20.5
Industrials ................................        815,629              6.5
Materials ..................................        209,148              1.7
                                                -----------             ----
                                                $11,586,163             92.3%
                                                ===========             ====

+ THE COMMON STOCKS ARE CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2000
(UNAUDITED)

ASSETS:
Investments in Securities, at Value (Cost $10,611,753) ...........  $ 12,453,163
Foreign Currency (Cost $3,458) ...................................         3,626
Cash .............................................................        15,483
Receivable for:
  Fund Shares Sold ...............................................       190,344
  Dividends ......................................................        27,151
  Foreign Withholding Tax Reclaim ................................         1,355
  Interest .......................................................           405
Receivable from Investment Adviser ...............................        15,019
Other ............................................................        19,399
                                                                    ------------
    Total Assets .................................................    12,725,945
                                                                    ------------
LIABILITIES:
Payable for:
  Shareholder Reporting Expenses .................................        44,935
  Directors' Fees and Expenses ...................................        23,180
  Professional Fees ..............................................        20,956
  Fund Shares Redeemed ...........................................        16,827
  Distribution Fees ..............................................        13,069
  Administrative Fees ............................................         5,677
  Custody Fees ...................................................         1,852
Net Unrealized Loss on Foreign Currency Exchange Contracts .......        43,814
                                                                    ------------
    Total Liabilities ............................................       170,310
                                                                    ------------
NET ASSETS .......................................................  $ 12,555,635
                                                                    ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized
2,625,000,000) ...................................................  $        844
Paid in Capital in Excess of Par .................................    10,817,322
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations ..............................     1,797,096
Accumulated Net Realized Loss ....................................       (10,578)
Accumulated Net Investment Loss ..................................       (49,049)
                                                                    ------------
NET ASSETS .......................................................  $ 12,555,635
                                                                    ============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net
    Assets of $5,200,471 and 350,024 Shares Outstanding) .........  $      14.86
                                                                    ============
    Maximum Sales Charge .........................................         5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ...............  $      15.77
                                                                    ============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $4,417,784 and 297,614 Shares Outstanding)* ........  $      14.84
                                                                    ============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $2,937,380 and 196,344 Shares Outstanding)* ........  $      14.96
                                                                    ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS      13

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2000
(UNAUDITED)

INVESTMENT INCOME:
Dividends ........................................................  $     94,979
Interest .........................................................        22,476
Less Foreign Taxes Withheld ......................................        (4,903)
                                                                    ------------
    Total Income .................................................       112,552
                                                                    ------------
EXPENSES:
Shareholder Reports ..............................................        87,634
Investment Advisory Fees .........................................        44,168
Distribution Fees (Attributed to Classes A, B and C
  of $4,130, $16,015 and $11,565, respectively) ..................        31,710
Filing and Registration Fees .....................................        22,302
Professional Fees ................................................        14,237
Administrative Fees ..............................................        13,819
Directors' Fees and Expenses .....................................         6,669
Custodian Fees ...................................................         5,510
Transfer Agent Fees ..............................................         1,454
Other ............................................................           758
                                                                    ------------
    Total Expenses ...............................................       228,261
    Less Expense Reductions ......................................      (127,541)
                                                                    ------------
    Net Expenses .................................................       100,720
                                                                    ------------
NET INVESTMENT INCOME ............................................  $     11,832
                                                                    ============
NET REALIZED GAIN/LOSS ON:
Investments ......................................................  $     17,531
Foreign Currency Transactions ....................................        47,928
                                                                    ------------
Net Realized Gain ................................................        65,459
                                                                    ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ........................................       431,340
                                                                    ------------
  End of the Period:
    Investments ..................................................     1,841,410
    Foreign Currency Translations ................................       (44,314)
                                                                    ------------
                                                                       1,797,096
                                                                    ------------
Net Unrealized Appreciation During the Period ....................     1,365,756
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN .................................  $  1,431,215
                                                                    ============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............  $  1,443,047
                                                                    ============


                                       14      SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND YEAR ENDED JUNE 30, 2000 (UNAUDITED)

                                                                 SIX MONTHS ENDED      YEAR ENDED
                                                                 DECEMBER 31, 2000   JUNE 30, 2000
                                                                 -----------------   -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income ...........................................   $      11,832    $       8,559
Net Realized Gain ...............................................          65,459          533,198
Net Unrealized Appreciation During the Period ...................       1,365,756          178,800
                                                                    -------------    -------------
Net Increase in Net Assets Resulting from Operations ............       1,443,047          720,557
                                                                    -------------    -------------
DISTRIBUTIONS:
Net Investment Income:
  Class A .......................................................         (63,311)         (33,675)
  Class B .......................................................         (25,955)         (16,964)
  Class C .......................................................         (17,308)         (23,967)
                                                                    -------------    -------------
                                                                         (106,574)         (74,606)
                                                                    -------------    -------------
Net Realized Gain:
  Class A .......................................................        (214,981)         (18,765)
  Class B .......................................................        (192,447)         (13,405)
  Class C .......................................................        (129,427)         (18,999)
                                                                    -------------    -------------
                                                                         (536,855)         (51,169)
                                                                    -------------    -------------
Net Decrease in Net Assets Resulting
  from Distributions ............................................        (643,429)        (125,775)
                                                                    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
Subscribed ......................................................       6,450,183        3,148,771
Distributions Reinvested ........................................         417,045           74,281
Redeemed ........................................................        (741,182)        (471,121)
                                                                    -------------    -------------
Net Increase in Net Assets Resulting from
  Capital Share Transactions ....................................       6,126,046        2,751,931
                                                                    -------------    -------------
Total Increase in Net Assets ....................................       6,925,664        3,346,713
NET ASSETS--Beginning of Period .................................       5,629,971        2,283,258
                                                                    -------------    -------------
NET ASSETS--End of Period (Including accumulated
  net investment income/loss of $(49,049) and
  $45,693, respectively) ........................................   $  12,555,635    $   5,629,971
                                                                    =============    =============


SEE NOTES TO FINANCIAL STATEMENTS      15

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                       SIX MONTHS ENDED
                                      DECEMBER 31, 2000#   YEAR ENDED JUNE 30,  SEPTEMBER 25, 1998*
CLASS A SHARES                            (UNAUDITED)            2000#           TO JUNE 30, 1999#
                                      ------------------   -------------------   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $   13.78           $   11.98             $   10.00
                                           ---------           ---------             ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ................        0.05                0.08                  0.14
  Net Realized and Unrealized Gain .....        1.94                2.22                  1.97
                                           ---------           ---------             ---------
Total From Investment Operations .......        1.99                2.30                  2.11
                                           ---------           ---------             ---------
DISTRIBUTIONS
  Net Investment Income ................       (0.21)              (0.32)                (0.13)
  Net Realized Gain ....................       (0.70)              (0.18)                   --
                                           ---------           ---------             ---------
Total Distributions ....................       (0.91)              (0.50)                (0.13)
                                           ---------           ---------             ---------
NET ASSET VALUE, END OF PERIOD .........   $   14.86           $   13.78             $   11.98
                                           =========           =========             =========
Total Return (1) .......................       14.74%**            19.83%                21.22%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......   $   5,201           $   1,902             $   1,189
Ratio of Expenses to
  Average Net Assets ...................        1.79%               1.80%                 1.80%
Ratio of Net Investment
  Income to Average Net Assets .........        0.75%               0.70%                 1.57%
Portfolio Turnover Rate ................           8%**               29%                    9%**
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income ..................   $    0.21           $    0.66             $    1.02
Ratios Before Expense Reductions:
  Expenses to Average
    Net Assets .........................        4.65%               7.17%                13.55%
  Net Investment Income/Loss
    to Average Net Assets ..............       (2.11)%             (4.67)%              (10.17)%
--------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                        SIX MONTHS ENDED
                                       DECEMBER 31, 2000#     YEAR ENDED         SEPTEMBER 25, 1998*
CLASS B SHARES                            (UNAUDITED)       JUNE 30, 2000#        TO JUNE 30, 1999#
                                       ------------------   --------------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $   13.73           $   11.92             $   10.00
                                           ---------           ---------             ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........        0.00+              (0.01)                 0.07
  Net Realized and Unrealized Gain .....        1.90                2.22                  1.96
                                           ---------           ---------             ---------
Total From Investment Operations .......        1.90                2.21                  2.03
                                           ---------           ---------             ---------
DISTRIBUTIONS
  Net Investment Income ................       (0.09)              (0.22)                (0.11)
  Net Realized Gain ....................       (0.70)              (0.18)                   --
                                           ---------           ---------             ---------
Total Distributions ....................       (0.79)              (0.40)                (0.11)
                                           ---------           ---------             ---------
NET ASSET VALUE, END OF PERIOD .........   $   14.84           $   13.73             $   11.92
                                           =========           =========             =========
Total Return (1) .......................       14.16%**            19.09%                20.40%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......   $   4,418           $   1,950             $     614
Ratio of Expenses to
  Average Net Assets ...................        2.54%               2.55%                 2.55%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets ...........................        0.00%++            (0.04)%                0.77%
Portfolio Turnover Rate ................           8%**               29%                    9%**
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss .............   $    0.21           $    0.69             $    1.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......        5.40%               8.17%                14.45%
  Net Investment Income/Loss
    to Average Net Assets ..............       (2.86)%             (5.93)%              (11.12)%
--------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

++   AMOUNT IS LESS THAN 0.01%.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      17

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                       SIX MONTHS ENDED
                                      DECEMBER 31, 2000#      YEAR ENDED         SEPTEMBER 25, 1998*
CLASS C SHARES                            (UNAUDITED)       JUNE 30, 2000#        TO JUNE 30, 1999#
                                      ------------------    --------------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $   13.83           $   12.02             $   10.00
                                           ---------           ---------             ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ................        0.01                0.00+                 0.06
  Net Realized and Unrealized Gain .....        1.91                2.21                  2.07
                                           ---------           ---------             ---------
Total From Investment Operations .......        1.92                2.21                  2.13
                                           ---------           ---------             ---------
DISTRIBUTIONS
  Net Investment Income ................       (0.09)              (0.22)                (0.11)
  Net Realized Gain ....................       (0.70)              (0.18)                   --
                                           ---------           ---------             ---------
Total Distributions ....................       (0.79)              (0.40)                (0.11)
                                           ---------           ---------             ---------
NET ASSET VALUE, END OF PERIOD .........   $   14.96           $   13.83             $   12.02
                                           =========           =========             =========
Total Return (1) .......................       14.19%**            18.92%                21.40%**
RATIOS AND SUPPLEMENTAL DATA

Net Assets, End of Period (000's) ......   $   2,937           $   1,778             $     480
Ratio of Expenses to
  Average Net Assets ...................        2.54%               2.55%                 2.55%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets ...........................        0.00%++            (0.02)%                0.69%
Portfolio Turnover Rate ................           8%**               29%                    9%**
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income ..................   $    0.21           $    0.57             $    1.16
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......        5.40%               7.15%                16.07%
  Net Investment Income/Loss
    to Average Net Assets ..............       (2.86)%             (4.59)%              (12.83)%
--------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

++   AMOUNT IS LESS THAN 0.01%.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

The Van Kampen Tax Managed Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns. The Fund commenced operations on September 25, 1998.

1.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     At December 31, 2000, for federal income tax purposes, cost of long-and short-term investments is $10,611,753, the aggregate gross unrealized appreciation is $1,892,887 and the aggregate gross unrealized depreciation is $51,477, resulting in net unrealized appreciation on long- and short-term investments of $1,841,410.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Permanent book to tax basis differences are not included in ending accumulated net investment loss for the purpose of calculating net investment income/loss per share in the Financial Highlights.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                               % PER ANNUM
First $500 million ................................................          1.00%
Next $500 million .................................................          0.95%
Over $1 billion ...................................................          0.90%

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                    CLASS B
                         CLASS A                  AND CLASS C
                     MAX. OPERATING             MAX. OPERATING
                      EXPENSE RATIO              EXPENSE RATIO
                          1.80%                      2.55%

     For the period ended December 31, 2000, the Adviser voluntarily waived $127,541 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended December 31, 2000, the Fund recognized expenses of $4,110 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2000, the Fund recognized expenses of $3,564 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other/professional expenses, respectively, in the statement of operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services Inc., an affiliate of the advisor, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2000, the Fund recognized expenses of $1,454. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A Shares and up to 1.00% of the Class B Shares and Class C Shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A Shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B Shares and Class C Shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 2000, the Distributor has advised the Fund that it earned initial sales charges of $62,658 for Class A Shares and a deferred sales charge of $13,334 and $720 for Class B Shares and Class C Shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $18,219 are included in "Other" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended December 31, 2000, the Fund incurred $140 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3. INVESTMENT TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares and any dividend reinvestment plan Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2000, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First ............................................          5.00%          1.00%
Second ...........................................          4.00%          None
Third ............................................          3.00%          None
Fourth ...........................................          2.50%          None
Fifth ............................................          1.50%          None
Thereafter .......................................          None           None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                   SIX MONTHS ENDED      YEAR ENDED
                                                   DECEMBER 31, 2000   JUNE 30, 2000
                                                   -----------------   --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ....................................        218,254           49,508
     Distributions Reinvested ......................         14,567            2,480
     Redeemed ......................................        (20,809)         (13,256)
                                                      -------------    -------------
   Net Increase in Class A Shares Outstanding ......        212,012           38,732
                                                      =============    =============
   Dollars:
     Subscribed ....................................  $   3,081,503    $     634,093
     Distributions Reinvested ......................        207,001           29,563
     Redeemed ......................................       (292,060)        (165,730)
                                                      -------------    -------------
   Net Increase ....................................  $   2,996,444    $     497,926
                                                      =============    =============
   Beginning Paid in Capital .......................  $   1,535,322    $   1,067,082
                                                      =============    =============
   Ending Paid in Capital ..........................  $   4,528,143    $   1,535,322+
                                                      =============    =============
CLASS B:
   Shares:
     Subscribed ....................................        177,038          108,584
     Distributions Reinvested ......................          7,827            1,442
     Redeemed ......................................        (29,278)         (19,521)
                                                      -------------    -------------
   Net Increase in Class B Shares Outstanding ......        155,587           90,505
                                                      =============    =============
   Dollars:
     Subscribed ....................................  $   2,472,730    $   1,382,290
     Distributions Reinvested ......................        111,138           17,184
     Redeemed ......................................       (414,801)        (241,657)
                                                      -------------    -------------
   Net Increase ....................................  $   2,169,067    $   1,157,817
                                                      =============    =============
   Beginning Paid in Capital .......................  $   1,686,169    $     543,685
                                                      =============    =============
   Ending Paid in Capital ..........................  $   3,850,066    $   1,686,169+
                                                      =============    =============
CLASS C:
   Shares:
     Subscribed ....................................         63,289           91,462
     Distributions Reinvested ......................          6,911            2,292
     Redeemed ......................................         (2,472)          (5,052)
                                                      -------------    -------------
   Net Increase in Class C Shares Outstanding ......         67,728           88,702
                                                      =============    =============
   Dollars:
     Subscribed ....................................  $     895,950    $   1,132,388
     Distributions Reinvested ......................         98,906           27,534
     Redeemed ......................................        (34,321)         (63,734)
                                                      -------------    -------------
   Net Increase ....................................  $     960,535    $   1,096,188
                                                      =============    =============
   Beginning Paid in Capital .......................  $   1,484,054    $     399,839
                                                      =============    =============
   Ending Paid in Capital ..........................  $   2,439,957    $   1,484,054+
                                                      =============    =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
DIFFERENCES.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

4.   INVESTMENT TRANSACTIONS

For the period ended December 31, 2000, the Fund made purchases of $5,679,820 and sales of $681,043 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2000, the Fund has outstanding forward currency contracts as follows:

                                      CURRENT            UNREALIZED
         FORWARD CURRENCY CONTRACT     VALUE            DEPRECIATION
         SHORT CONTRACTS:
         British Pounds,
            expiring 2/2/01          $1,644,897          $(43,814)
                                     ----------          =========

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at www.vankampen.com--         [ILLUSTRATION OF COMPUTER]
to view a prospectus, select DOWNLOAD PROSPECTUS

- call us at (800) 341-2911 weekdays from 7:00 a.m. [ILLUSTRATION OF PHONE] to 7:00 p.m. central time. Telecommunications
   Device for the Deaf (TDD) users, call
   (800)421-2833.

-  e-mail us by visiting www.vankampen.com and       [ILLUSTRATION OF ENVELOPES]
   selecting CONTACT US

*  Closed to new investors
** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C- VAN KAMPEN FUNDS, INC., 2001. ALL RIGHTS RESERVED.

YOUR NOTES:

475, 575, 675                                                      PRESORTED
GLF SAR 02/01                                                       STANDARD
1476B01-AP-2/01                                                  U.S. Postage
VAN KAMPEN FUNDS INC.                                                PAID
1 Parkview Plaza                                                  VAN KAMPEN
P.O. Box 5555                                                     INVESTMENTS
Oakbrook Terrace, Illinois 60181-5555

                                   VAN KAMPEN
                                  INTERNATIONAL
                                   MAGNUM FUND


                                SEMIANNUAL REPORT
                                DECEMBER 31, 2000

                          [CURRENCY/FLAG/BOAT COLLAGE]

                                   VAN KAMPEN
                                   INVESTMENTS

                                TABLE OF CONTENTS

                                         OVERVIEW
                           LETTER TO SHAREHOLDERS      1
                                ECONOMIC SNAPSHOT      2

                              PERFORMANCE SUMMARY
                                RETURN HIGHLIGHTS      4

                            PORTFOLIO AT A GLANCE
                                 TOP TEN HOLDINGS      5
                               TOP FIVE COUNTRIES      5
                 Q&A WITH YOUR PORTFOLIO MANAGERS      6
                                GLOSSARY OF TERMS      8

                                   BY THE NUMBERS
                          YOUR FUND'S INVESTMENTS      9
                             FINANCIAL STATEMENTS     17
                    NOTES TO FINANCIAL STATEMENTS     23

                           VAN KAMPEN INVESTMENTS
                   THE VAN KAMPEN FAMILY OF FUNDS     31
            FUND OFFICERS AND IMPORTANT ADDRESSES     32


       THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE
                               FUND BEING OFFERED.

             NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

[SIDEBAR]
IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT

CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1998--SEPTEMBER 30, 2000)

[BAR CHART]

Sep 98       3.8%
Dec 98       5.9%
Mar 99       3.5%
Jun 99       2.5%
Sep 99       5.7%
Dec 99       8.3%
Mar 00       4.8%
Jun 00       5.6%
Sep 00       2.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1998--DECEMBER 31, 2000)

[LINE CHART]


           INTEREST RATES    INFLATION
Dec 98         4.75%          1.6%
Jan 99         4.75%          1.7%
Feb 99         4.75%          1.7%
Mar 99         4.75%          1.8%
Apr 99         4.75%          2.3%
May 99         4.75%          2.1%
Jun 99          5.0%          2.0%
Jul 99          5.0%          2.1%
Aug 99         5.25%          2.3%
Sep 99         5.25%          2.6%
Oct 99         5.25%          2.6%
Nov 99          5.5%          2.6%
Dec 99          5.5%          2.7%
Jan 00          5.5%          2.7%
Feb 00         5.75%          3.2%
Mar 00          6.0%          3.8%
Apr 00          6.0%          3.1%
May 00          6.5%          3.2%
Jun 00          6.5%          3.7%
Jul 00          6.5%          3.7%
Aug 00          6.5%          3.4%
Sep 00          6.5%          3.5%
Oct 00          6.5%          3.4%
Nov 00          6.5%          3.4%
Dec 00          6.5%          3.4%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2000)


                                                A SHARES     B SHARES    C SHARES
--------------------------------------------------------------------------------
Six-month total return based on NAV (1)          -8.71%       -8.96%      -8.99%
---------------------------------------------------------------------------------
Six-month total return (2)                      -13.95%      -13.46%      -9.89%
---------------------------------------------------------------------------------
One-year total return (2)                       -15.89%      -15.71%     -12.22%
---------------------------------------------------------------------------------
Life-of-Fund average annual total return (2)      3.86%        4.21%       4.49%
---------------------------------------------------------------------------------
Commencement date                                7/1/96       7/1/96      7/1/96
---------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND CLASS C SHARES AND RULE 12b-1 FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2000)


1.   VODAFONE AIRTOUCH                                                      2.8%
     Operates wireless communications networks in the United Kingdom and the United States.

2.   AVENTIS (FORMERLY RHONE-POULENC)                                       2.0%
     Develops chemicals, pharmaceuticals, and other products.

3.   GLAXOSMITHKLINE                                                        1.9%
     Develops and markets pharmaceuticals and consumer products worldwide.

4.   NESTLE                                                                 1.8%
     Produces food and cosmetics, including name brands Nestea, Nestle, and L'Oreal.

5.   KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS                                1.5%
     Manufactures electronic equipment and household appliances.

6.   NOVARTIS                                                               1.5%
     Develops and markets pharmaceuticals and consumer and animal healthcare products worldwide.

7.   TOTAL FINA ELF                                                         1.4%
     Explores for and produces oil and natural gas worldwide.

8.   PRUDENTIAL                                                             1.3%
     Provides insurance and banking services in the United Kingdom, China, and the United States.

9.   CADBURY SCHWEPPES                                                      1.2%
     Manufactures candy and soft drinks, including such brands as 7 UP, Canada Dry, Cadbury, and York.

10.  SHELL TRANSPORT & TRADING                                              1.2%
     Explores for and produces oil and natural gas and manufactures chemicals.

* EXCLUDES SHORT-TERM INVESTMENT AND SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.


TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

[BAR CHART]


                 December 31, 2000   June 30, 2000
United Kingdom               25.9%           23.1%
Japan                        22.1%           28.1%
France                        8.5%            9.0%
Switzerland                   6.8%            6.1%
Netherlands                   5.5%            4.7%

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN INTERNATIONAL MAGNUM FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2000. THE TEAM IS LED BY FRANCINE J. BOVICH, PORTFOLIO MANAGER, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. BOVICH HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1973. THE FOLLOWING DISCUSSION REFLECTS HER VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET CONDITIONS DURING THE PERIOD, AND HOW DID THE FUND PERFORM?

A   Extreme fluctuations in the U.S. stock market--particularly in the fourth quarter--drove down international markets. The widespread sell-off in U.S. technology, media, and telecommunications stocks rippled across Asian and European equity markets, while high energy prices and slowing global growth fueled fears of a recession, adding to market turbulence. Against this backdrop, defensive sectors enjoyed renewed attention from investors, who grew wary of the high valuations and future earnings prospects of many high-growth companies.


    In Japan, these global factors--combined with local pressures ranging from high-profile bankruptcies to waning consumer confidence--weakened the yen. Japan also suffered from lagging reforms and a weakened government. In Europe, the euro experienced significant depreciation during most of the period but mounted a comeback in December, gaining 8 percent over the course of that month.

    In this difficult environment, the fund fell 8.71 percent for the six-month period ended December 31, 2000 (CLASS A SHARES AT NET ASSET VALUE, INCLUDING A 12b-1 FEE OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    BY COMPARISON, THE FUND'S BENCHMARK, THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST (EAFE) INDEX WITH NET DIVIDENDS DECLINED 10.53 PERCENT FOR THE SAME PERIOD. THIS BROAD-BASED, UNMANAGED INDEX IS COMPOSED OF SECURITIES ON STOCK EXCHANGES OF EUROPE, AUSTRALASIA, AND THE FAR EAST AND ASSUMES REINVESTMENT OF DIVIDENDS. THIS INDEX IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS

WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q WHAT WAS YOUR MANAGEMENT STRATEGY IN THIS ENVIRONMENT, AND HOW DID IT AFFECT THE FUND'S PERFORMANCE?

A   We maintained a significant exposure to stocks we considered to have defensive characteristics. In times of economic uncertainty, investors have historically turned to areas of the market that they believed were less volatile than average. This trend continued during the period, and the fund's consumer staples and health-care (particularly pharmaceuticals) stocks performed well as a result. The fund's leading stocks during the period included Nestle (foods), Reckitt Benkiser (household products), and Aventis (pharmaceuticals).

    The fund was underweighted in European technology and telecommunications stocks relative to its benchmark, the MSCI EAFE Index, which contributed positively to fund performance as these sectors underperformed. Maintaining an overweighted position in the Japanese technology sector proved disadvantageous. However, our stock selection within the sector helped performance.

Also on the downside, the fund was underweighted in European financials stocks relative to its benchmark because we believed at the time that the financials sector was overvalued. This decision hurt performance as the financials sector rallied during the period.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 5.

Q   WHAT IS YOUR OUTLOOK FOR THE FUND IN THE COMING MONTHS?

A   We anticipate a challenging environment--most notably, the possibility of a global recession. A recession in the United States would cast a shadow across all economies, so we will carefully monitor the U.S. economic status as an indicator of what may come for international markets. Should the Federal Reserve Board pursue an interest-rate easing cycle, other regions might follow suit.
If this occurs, additional investment opportunities across a broad array of market sectors may open up.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

EURO: The official currency unit for the countries comprising Europe's Economic and Monetary Union.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

RECESSION: A period of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS 86.9%
AUSTRALIA 1.9%
AMP Ltd. .................................................   6,750     $     75,937
Brambles Industries Ltd. .................................   3,500           81,783
Broken Hill Proprietary Co., Ltd. ........................  15,800          166,629
Commonwealth Bank of Australia ...........................  14,500          249,305
CSL Ltd. .................................................   4,750          103,222
ERG Ltd. (a) .............................................  57,750           88,002
Fosters Brewing Group Ltd. ...............................  57,100          149,943
Lend Lease Corp., Ltd. ...................................   8,350           77,766
National Australia Bank Ltd. .............................  18,350          294,122
News Corp., Ltd. .........................................  37,490          292,006
Qantas Airways Ltd. ......................................  29,200           57,639
Rio Tinto Ltd. ...........................................  11,750          192,433
Solution 6 Holdings Ltd. (a) .............................  48,450           29,678
Telstra Corp., Ltd. ......................................  50,500          180,458
Westpac Banking Corp., Ltd. ..............................  29,700          218,012
WMC Ltd. .................................................  20,350           86,691
                                                                       -------------
                                                                          2,343,626
                                                                       -------------
BELGIUM 0.0%
Mobistar S.A. (a) ........................................   1,633           49,063
                                                                       -------------
DENMARK 0.3%
Danisco A/S ..............................................   5,900          242,811
Tele Danmark A/S .........................................   4,675          190,631
                                                                       -------------
                                                                            433,442
                                                                       -------------
FINLAND 1.9%
Metso Oyj ................................................  25,950          289,936
Nokia Oyj ................................................  31,670        1,412,406
Sampo Insurance Co., Ltd. 'A' ............................   7,245          391,133
Stora Enso Oyj ...........................................  27,000          319,412
                                                                       -------------
                                                                          2,412,887
                                                                       -------------
FRANCE 8.5%
Alcatel ..................................................  13,330          757,187
Assurances Generales de France ...........................   3,200          222,331
Aventis S.A. .............................................  29,241        2,566,975
AXA ......................................................   8,567        1,238,703
BNP Paribus ..............................................   7,300          640,844

SEE NOTES TO FINANCIAL STATEMENTS     9

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
FRANCE (CONTINUED)
Castorama Dubois Investissement S.A. .....................   1,670     $    432,756
CNP Assurances ...........................................   8,610          345,102
Compagnie de Saint-Gobain ................................   1,950          306,301
Essilor International S.A. ...............................     146           47,635
Groupe Danone ............................................   3,840          579,021
Pernod-Ricard ............................................   8,010          552,760
Schneider Electric S.A. ..................................   9,960          726,605
STMicroelectronics N.V. ..................................   9,350          408,209
Thomson Multimedia (a) ...................................   1,991           93,168
Total Fina Elf S.A. 'B'...................................  12,043        1,791,050
                                                                       -------------
                                                                         10,708,647
                                                                       -------------
GERMANY 3.5%
Adidas-Salomon AG ........................................   5,341          324,949
BASF AG ..................................................   7,225          328,662
Bayer AG .................................................  14,449          758,346
Bayerische Hypo-und Vereinsbank AG .......................   6,184          347,207
Deutsche Bank AG .........................................   4,167          351,919
Deutsche Post AG (a) .....................................  61,082        1,313,881
Dresdner Bank AG .........................................  19,697          859,945
SAP AG ...................................................   1,389          161,712
                                                                       -------------
                                                                          4,446,621
                                                                       -------------
HONG KONG 1.6%
Asia Satellite Telecommunications Holdings Ltd. ..........  41,400           85,988
Cathay Pacific Airways Ltd. ..............................  52,700           97,296
Cheung Kong Holdings Ltd. ................................  15,100          193,113
China Telecom Ltd. (a) ...................................  49,100          268,172
Hong Kong & China Gas Co., Ltd. ..........................  98,000          143,865
Hutchison Whampoa Ltd. ...................................  45,870          571,927
Li & Fung Ltd. (a) ....................................... 114,400          208,275
Pacific Century CyberWorks Ltd. (a) ......................  66,890           43,309
SmarTone Telecommunications Holdings Ltd. ................  22,400           32,309
Sun Hung Kai Properties Ltd. .............................  22,700          226,280
Swire Pacific Ltd. 'A' ...................................   9,000           64,906
Television Broadcasts Ltd. ...............................  15,000           78,849
                                                                       -------------
                                                                          2,014,289
                                                                       -------------
ITALY 2.6%
Banco Intesa S.p.A. ......................................  90,700          436,009
ENI S.p.A. ............................................... 189,080        1,207,180
Seat-Pagine Gialle S.p.A. ................................   2,218            4,946
Telecom Italia Mobile S.p.A. .............................  31,500          251,390
Telecom Italia S.p.A. ....................................  66,420          734,619
UniCredito Italiano S.p.A. ............................... 110,350          577,092
                                                                       -------------
                                                                          3,211,236
                                                                       -------------

                                        10     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)


                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
JAPAN 22.1%
Aiwa Co., Ltd. ...........................................  14,000     $    107,034
Amada Co., Ltd. ..........................................  62,000          460,463
Bank of Tokyo-Mitsubishi Ltd. ............................   9,000           89,410
Canon, Inc. ..............................................  25,000          873,744
Casio Computer Co., Ltd. .................................  48,000          404,718
Dai Nippon Printing Co., Ltd. ............................  35,000          520,183
Daicel Chemical Industries Ltd. ..........................  92,000          278,934
Daifuku Co., Ltd. ........................................  51,000          297,667
Daikin Industries Ltd. ...................................  43,000          826,562
Denki Kagaku Kogyo Kabusiki Kaisha .......................  40,000          137,353
FamilyMart Co., Ltd. .....................................  12,300          310,052
Fuji Machine Manufacturing Co. ...........................  13,700          366,291
Fuji Photo Film Co. ......................................  26,000        1,085,889
Fujitec Co., Ltd. ........................................  29,000          140,629
Fujitsu Ltd. .............................................  46,000          676,837
Furukawa Electric Co., Ltd. ..............................  21,000          366,055
Hitachi Credit Corp. .....................................  31,300          594,823
Hitachi Ltd. .............................................  87,000          773,840
House Foods Corp. ........................................  11,000          143,207
Kaneka Corp. .............................................  65,000          613,936
Kurita Water Industries Ltd. .............................  32,000          417,999
Kyocera Corp. ............................................   6,300          686,422
Kyudenko Co., Ltd. .......................................  25,000           74,487
Lintec Corp. .............................................  38,000          339,659
Matsushita Electric Industrial Co., Ltd. .................  39,000          930,275
Minebea Co., Ltd. ........................................  46,000          425,234
Mitsubishi Chemical Corp. ................................  96,000          252,477
Mitsubishi Estate Co., Ltd. ..............................  30,000          319,790
Mitsubishi Heavy Industries Ltd. ......................... 136,000          591,769
Mitsubishi Logistics Corp. ...............................  10,000           87,374
Mitsumi Electric Co., Ltd. ...............................  26,000          431,402
Nagase & Co., Ltd. .......................................  18,000           66,841
NEC Corp. ................................................  50,000          913,062
Nifco, Inc. ..............................................  31,000          289,821
Nintendo Co., Ltd. .......................................   7,800        1,226,055
Nippon Meat Packers, Inc. ................................  23,000          312,696
Nippon Telegraph & Telephone Corp. .......................      87          625,609
Nissan Motor Co., Ltd. (a) ...............................  95,000          546,177
Nissei Sangyo Co., Ltd. ..................................  13,000          139,712
Nissha Printing Co., Ltd. ................................  20,000          101,879
Ono Pharmaceutical Co., Ltd. .............................  17,000          663,958
Ricoh Co., Ltd. ..........................................  50,000          921,800
Rinnai Corp. .............................................  13,900          229,541

SEE NOTES TO FINANCIAL STATEMENTS     11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
JAPAN (CONTINUED)
Rohm Co. .................................................   3,000     $    568,807
Ryosan Co. ...............................................  15,000          255,570
Sangetsu Co., Ltd. .......................................   9,000          118,742
Sankyo Co., Ltd. .........................................  30,000          718,218
Sanwa Shutter Corp. ......................................  55,000          110,048
Sekisui Chemical Co., Ltd. ...............................  61,000          173,220
Sekisui House, Ltd. ......................................  55,000          502,184
Shin-Etsu Polymer Co., Ltd ...............................  51,000          277,169
Sony Corp. ...............................................  14,200          980,166
Suzuki Motor Co., Ltd. ...................................  42,000          447,706
TDK Corp. ................................................   9,000          874,443
Tokyo Electric Power Co. .................................  15,000          371,560
Toshiba Corp. ............................................ 119,000          794,376
Toyota Motor Corp. .......................................  16,000          510,266
Tsubakimoto Chain Co. ....................................  76,000          228,432
Yamaha Corp. .............................................  36,000          352,294
Yamanouchi Pharmaceutical Co., Ltd. ......................  20,000          863,259
                                                                       -------------
                                                                         27,808,126
                                                                       -------------
NETHERLANDS 5.5%
ABN Amro Holding N.V. ....................................   9,972          226,764
Akzo Nobel N.V. ..........................................  15,965          857,399
ASM Lithography Holding N.V. (a) .........................  17,880          406,089
Buhrmann N.V. ............................................  11,365          304,644
Fortis (NL) N.V. .........................................  13,200          428,813
Getronics N.V. ...........................................  26,640          156,576
Gucci Group N.V. .........................................   3,300          286,598
ING Groep N.V. ...........................................  12,502          998,676
Koninklijke (Royal) Philips Electronics N.V. (a) .........  51,126        1,873,039
Koninklijke Ahold N.V. ...................................  15,382          496,232
Koninlijke KPN N.V. ......................................  16,600          191,080
Royal Dutch Petroleum Co. ................................  11,630          712,598
                                                                       -------------
                                                                          6,938,508
                                                                       -------------
NEW ZEALAND 0.1%
Telecom Corp. of New Zealand Ltd. ........................  28,500           60,660
                                                                       -------------
PORTUGAL 0.5%
Banco Comercial Portugues S.A. (Registered) ..............  48,650          258,077
Electricidade de Portugal S.A. ...........................  80,900          267,368
Portugal Telecom, SGPS S.A. ..............................  17,160          156,925
                                                                       -------------
                                                                            682,370
                                                                       -------------

                                        12     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
SINGAPORE 1.2%
Chartered Semiconductor Manufacturing Ltd. (a) ...........  30,000     $     82,031
Chartered Semiconductor Manufacturing Ltd. ADR (a) .......     300            7,913
City Developments Ltd. ...................................  21,900          101,699
DBS Group Holdings Ltd. ..................................  26,564          300,349
Keppel Corp., Ltd. .......................................  23,000           44,846
Neptune Orient Lines Ltd. (a) ............................  59,000           46,288
OMNI Industries Ltd. .....................................  56,000           82,377
Oversea-Chinese Banking Corp., Ltd. (Foreign) ............  15,800          117,577
Overseas Union Bank Ltd. (Foreign) .......................  20,124           94,032
Sembcorp Logistics Ltd. ..................................  20,000          110,759
Singapore Airlines Ltd. (Foreign) ........................  12,000          119,065
Singapore Press Holdings Ltd. ............................  12,000          177,212
United Overseas Bank Ltd. (Foreign) ......................  18,896          141,706
Venture Manufacturing Ltd. ...............................  20,000          133,833
                                                                       -------------
                                                                          1,559,687
                                                                       -------------
SPAIN 1.8%
Amadeus Global Travel Distribution S.A. 'A' (a) ..........  44,960          333,481
Banco Bilbao Vizcaya S.A. ................................  24,130          359,091
Banco Popular Espanol S.A. ...............................   9,470          329,869
Repsol YPF S.A. ..........................................  14,200          226,916
Telefonica S.A. ..........................................  59,253          979,131
                                                                       -------------
                                                                          2,228,488
                                                                       -------------
SWEDEN 2.7%
Assa Abloy AB 'B' ........................................  21,154          413,400
Autoliv, Inc. SDR ........................................  17,500          274,335
ForeningsSparbanken AB 'A' (a) ...........................  24,230          370,855
Nordea AB ................................................ 153,637        1,163,547
Scandic Hotels AB ........................................  22,260          294,725
Svenska Cellulosa Free AB ................................  11,720          248,899
Svenska Handelsbanken 'A' ................................  32,740          560,058
Swedish Match AB .........................................  25,380           98,929
                                                                       -------------
                                                                          3,424,748
                                                                       -------------
SWITZERLAND 6.8%
Adecco S.A. (Registered) .................................     370          232,819
Cie Financiere Richemont AG 'A' ..........................     349          933,322
Holderbank Financiere Glarus AG 'B' (Bearer) .............     476          572,610
Nestle S.A. (Registered) .................................     992        2,313,239
Novartis AG (Registered) .................................   1,038        1,834,590
Roche Holding AG (Reistered) .............................      46          468,513
Schindler Holding AG (Registered) ........................     216          339,657
Syngenta AG (Registered) (a) .............................   8,025          430,706

SEE NOTES TO FINANACIAL STATEMENTS     13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
SWITZERLAND (CONTINUED)
Syngenta AG (a) ..........................................     357     $    111,439
UBS AG (Registered) ......................................   6,010          980,657
Zurich Financial Services AG .............................     545          328,479
                                                                       -------------
                                                                          8,546,031
                                                                       -------------
UNITED KINGDOM  25.9%
Allied Domecq plc ........................................ 198,700        1,312,551
AstraZeneca Group plc ....................................  12,285          619,648
AstraZeneca Group plc ....................................  12,070          600,879
BAA plc ..................................................  42,900          396,225
BAE SYSTEMS plc ..........................................  75,600          431,600
Barclays plc .............................................  38,400        1,189,096
BG Group plc .............................................  78,958          309,167
Blue Circle Industries plc (a) ...........................  31,592          208,215
BOC Group plc ............................................  36,850          560,086
BP Amoco plc .............................................  56,270          454,116
British American Tobacco plc .............................  72,000          548,511
British Telecom plc ...................................... 151,500        1,295,104
Cadbury Schweppes plc .................................... 216,400        1,497,388
Centrica plc .............................................  74,440          288,417
Diageo plc ............................................... 122,137        1,369,003
Egg plc (a) ..............................................  97,300          177,406
EMAP plc .................................................  15,000          191,221
GKN plc ..................................................  31,500          332,833
GlaxoSmithKline plc (a) ..................................  83,777        2,366,370
Granada Compass plc (a) .................................. 110,722        1,205,478
Great Universal Stores plc ............................... 139,120        1,092,593
Halma plc ................................................  24,800           51,148
HSBC Holdings plc ........................................  13,300          196,950
Imperial Tobacco Group plc ...............................  79,300          825,449
Invensys plc ............................................. 106,100          248,157
Lattice Group plc (a) ....................................  86,958          196,238
Lloyds TSB Group plc .....................................  42,700          451,811
Prudential Corp. plc ..................................... 102,200        1,644,987
Reckitt Benckiser plc ....................................  81,949        1,129,199
Reed International plc ...................................  52,500          549,229
Rentokil Initial plc ..................................... 288,400          995,642
RMC Group plc ............................................  21,000          184,855
Rolls-Royce plc .......................................... 184,170          545,667
Sainsbury (J) plc ........................................  68,830          408,380
Scottish & Southern Energy plc ...........................  67,300          623,595
Shell Transport & Trading Co. plc ........................ 178,565        1,465,091
Smiths Industries plc ....................................  68,357          825,449
SSL International plc ....................................  65,000          485,713
Tesco plc ................................................  67,124          273,614

                                        14     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
UNITED KINGDOM (CONTINUED)
Vodafone AirTouch plc .................................... 964,238     $  3,537,787
Wolseley plc .............................................  58,200          400,108
WPP Group plc ............................................  90,000        1,172,885
                                                                       -------------
                                                                         32,657,861
                                                                       -------------
TOTAL COMMON STOCKS
    (Cost $100,580,746) ..........................................      109,526,290
                                                                       -------------
PREFERRED STOCKS 1.3%
GERMANY 1.3%
Fresenius AG .............................................   2,630          698,812
Henkel KGAA ..............................................  11,987          776,564
Hugo Boss AG .............................................     501          134,060
                                                                       -------------
TOTAL PREFERRED STOCKS
    (Cost $1,291,701) ............................................        1,609,436
                                                                       -------------
TOTAL LONG-TERM INVESTMENTS  88.2%
    (Cost $101,872,447) ..........................................      111,135,726
                                                                       -------------


                                                          PAR
                                                         VALUE
SHORT-TERM INVESTMENT 12.2%
REPURCHASE AGREEMENT 12.2%
Chase Securities, Inc. 5.60%, dated 12/29/00,
due 1/2/01, to be repurchased at $15,380,564,
collateralized by $11,110,000 U.S. Treasury Bonds
8.875%, due 2/15/19, valued at $15,635,438
    (Cost $15,371,000) ............................... $15,371,000       15,371,000
                                                                       -------------
TOTAL INVESTMENTS IN SECURITIES 100.4%
    (Cost $117,243,447) ..........................................      126,506,726

FOREIGN CURRENCY 0.3%
    (Cost $443,724) ..............................................          450,402
                                                                       -------------
TOTAL INVESTMENTS 100.7%
    (Cost $117,687,171) ..........................................      126,957,128

LIABILITIES IN EXCESS OF OTHER ASSETS -0.7% ......................         (896,813)
                                                                       -------------
NET ASSETS 100% ..................................................     $126,060,315
                                                                       =============

(a)  NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITARY RECEIPT
SDR  SWEDISH DEPOSITARY RECEIPT

SEE NOTES TO FINANCIAL STATEMENTS     15

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                       PERCENT OF
INDUSTRY                                 VALUE         NET ASSETS
                                       ----------    ------------
Financials ......................  $  18,851,023           15.0%
Consumer Discretionary ..........     18,482,377           14.7
Industrials .....................     13,298,208           10.5
Consumer Staples ................     12,562,984           10.0
Health Care .....................     12,037,790            9.5
Information Technology ..........     11,547,461            9.2
Telecommunication Services ......      8,596,249            6.8
Materials .......................      7,702,473            6.1
Energy ..........................      6,166,119            4.9
Utilities .......................      1,891,042            1.5
                                    -------------         ------
                                    $111,135,726           88.2%
                                    =============         ======


                                        16     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2000
(UNAUDITED)


ASSETS:
Investments in Securities, at Value (Cost $117,243,447)
  (including repurchase agreement of $15,371,000) .....................   $126,506,726
Foreign Currency (Cost $443,724) ......................................        450,402
Margin Deposit on Futures .............................................      1,546,064
Cash ..................................................................            120
Receivable for:
  Fund Shares Sold ....................................................        429,486
  Dividends ...........................................................        174,301
  Investments Sold ....................................................        116,273
  Foreign Withholding Tax Reclaim .....................................         86,598
  Interest ............................................................          7,187
Net Unrealized Gain on Foreign Currency Exchange Contracts ............        406,311
Other .................................................................         33,807
                                                                          -------------
    Total Assets ......................................................    129,757,275
                                                                          -------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed ................................................      2,843,527
  Variation Margin of Futures Contracts ...............................        378,951
  Distribution Fees ...................................................        111,578
  Shareholder Reporting Expense .......................................         87,590
  Investment Advisory Fees ............................................         85,367
  Investments Purchased ...............................................         65,994
  Administrative Fees .................................................         36,018
  Directors' Fees and Expenses ........................................         33,347
  Custody Fees ........................................................         23,315
  Transfer Agent Fees .................................................         19,663
  Professional Fees ...................................................         11,610
                                                                          -------------
    Total Liabilities .................................................      3,696,960
                                                                          -------------
NET ASSETS ............................................................   $126,060,315
                                                                          =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares
  Authorized 2,625,000,000) ...........................................   $      9,036
Paid in Capital in Excess of Par ......................................    121,894,167
Net Unrealized Appreciation on Investments,
  Foreign Currency Translations and Futures ...........................      9,280,173
Accumulated Net Investment Loss .......................................       (717,791)
Accumulated Net Realized Loss .........................................     (4,405,270)
                                                                          -------------
NET ASSETS ............................................................   $126,060,315
                                                                          =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $61,117,767 and 4,344,050 Shares Outstanding) .....................   $      14.07
                                                                          =============
    Maximum Sales Charge                                                         5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ....................   $      14.93
                                                                          =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $50,377,259 and 3,643,716 Shares Outstanding)* ....................   $      13.83
                                                                          =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $14,565,289 and 1,048,333 Shares Outstanding)* ....................   $      13.89
                                                                          =============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS     17

Statement of Operations
SIX MONTHS ENDED DECEMBER 31, 2000
(UNAUDITED)

INVESTMENT INCOME:
Dividends .............................................................   $    696,815
Interest ..............................................................        457,544
Less Foreign Taxes Withheld ...........................................        (38,511)
                                                                          -------------
    Total Income ......................................................      1,115,848
                                                                          -------------
EXPENSES:
Investment Advisory Fees ..............................................        519,393
Distribution Fees (Attributed to Classes A, B and C
  of $78,749, $263,222 and $71,856, respectively) .....................        413,827
Administrative Fees ...................................................        172,029
Custodian Fees ........................................................         74,560
Shareholder Reports ...................................................         58,706
Transfer Agent Fees ...................................................         38,979
Professional Fees .....................................................         20,432
Filing and Registration Fees ..........................................         16,692
Directors' Fees and Expenses ..........................................          5,609
Amortization of Organizational Costs ..................................          3,485
Other .................................................................          3,762
                                                                          -------------
    Total Expenses ....................................................      1,327,474
                                                                          -------------
NET INVESTMENT LOSS ...................................................   $   (211,626)
                                                                          =============
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................   $ (2,297,931)
Foreign Currency Transactions .........................................       (397,662)
Futures ...............................................................       (529,554)
                                                                          -------------
Net Realized Loss .....................................................     (3,225,147)
                                                                          -------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................     17,603,066
                                                                          -------------
  End of the Period:
    Investments .......................................................      9,263,279
    Foreign Currency Translations .....................................        383,922
    Futures ...........................................................       (367,028)
                                                                          -------------
                                                                             9,280,173
                                                                          -------------
Net Unrealized Depreciation During the Period .........................     (8,322,893)
                                                                          -------------
NET REALIZED AND UNREALIZED LOSS ......................................   $(11,548,040)
                                                                          =============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $(11,759,666)
                                                                          =============


                                        18     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND YEAR ENDED JUNE 30, 2000 (UNAUDITED)

                                                        SIX MONTHS ENDED     YEAR ENDED
                                                        DECEMBER 31, 2000   JUNE 30, 2000
                                                       ------------------   -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ...................................   $   (211,626)   $   (251,737)
Net Realized Gain/Loss ................................     (3,225,147)      6,326,652
Net Unrealized Appreciation/Depreciation
   During the Period ..................................     (8,322,893)      9,535,375
                                                          --------------  -------------
Net Increase/Decrease in Net Assets
   Resulting from Operations ..........................    (11,759,666)     15,610,290
                                                          --------------  -------------
DISTRIBUTIONS:
Net Realized Gain:
   Class A ............................................       (654,108)             --
   Class B ............................................       (540,101)             --
   Class C ............................................       (149,076)             --
                                                          --------------  -------------
Net Decrease in Net Assets
   Resulting from Distributions .......................     (1,343,285)             --
                                                          --------------  -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ............................................     67,664,183     122,915,121
Distributions Reinvested ..............................      1,205,599              --
Redeemed ..............................................    (63,213,364)   (112,874,498)
                                                          --------------  -------------
Net Increase in Net Assets Resulting
   from Capital Share Transactions ....................      5,656,418      10,040,623
                                                          --------------  -------------
Total Increase/Decrease in Net Assets .................     (7,446,533)     25,650,913
NET ASSETS--Beginning of Period .......................    133,506,848     107,855,935
                                                          --------------  -------------
NET ASSETS--End of Period (Including
   accumulated net investment loss of
   $(717,791) and $(506,165), respectively) ...........   $126,060,315    $133,506,848
                                                          ==============  =============


SEE NOTES TO FINANCIAL STATEMENTS     19

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                      SIX MONTHS
                                         ENDED
                                      DECEMBER 31,      YEAR ENDED JUNE 30,       JULY 1, 1996*
                                         2000#    -----------------------------         TO
CLASS A SHARES                       (UNAUDITED)    2000#     1999#      1998     JUNE 30, 1997
                                  -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $ 15.58     $ 13.57    $ 14.85    $ 13.91    $ 12.00
                                        ---------   ---------  ---------   --------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..............      0.00+       0.04       0.05       0.17       0.17
  Net Realized and
    Unrealized Gain/Loss .............     (1.36)       1.97      (0.91)      0.96       1.88
                                        ---------   ---------  ---------   --------   ---------
Total From Investment Operations .....     (1.36)       2.01      (0.86)      1.13       2.05
                                        ---------   ---------  ---------   --------   ---------
DISTRIBUTIONS
  Net Investment Income ..............        --          --      (0.25)     (0.18)     (0.13)
  In Excess of Net Investment
    Income ...........................        --          --      (0.01)        --         --
  Net Realized Gain ..................     (0.15)         --         --      (0.01)     (0.01)
  In Excess of Net Realized Gain .....        --          --      (0.16)        --         --
                                        ---------   ---------  ---------   --------   ---------
Total Distributions ..................     (0.15)         --      (0.42)     (0.19)     (0.14)
                                        ---------   ---------  ---------   --------   ---------
NET ASSET VALUE, END OF PERIOD .......   $ 14.07     $ 15.58    $ 13.57    $ 14.85    $ 13.91
                                        =========   =========  =========   ========   =========
Total Return (1) .....................     -8.71%**    14.81%     -5.54%      8.32%     17.30%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $61,118     $62,699    $45,573    $66,817    $21,961
Ratio of Expenses to Average
  Net Assets .........................      1.65%       1.65%      1.65%      1.65%      1.65%
Ratio of Net Investment Income
  to Average Net Assets ..............      0.06%       0.26%      0.37%      1.19%      1.39%
Portfolio Turnover Rate ..............        19%**       66%        70%        35%        22%**
-----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
    Net Investment Income ............   $    --      $ 0.00+   $  0.00+   $  0.02    $  0.11
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....        --        1.68%      1.71%      1.82%      2.50%
  Net Investment Income to
    Average Net Assets ...............        --        0.23%      0.33%      1.02%      0.52%
-----------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                        20     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights


THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                   SIX MONTHS
                                     ENDED
                                   DECEMBER 31,       YEAR ENDED JUNE 30,        JULY 1, 1996*
                                      2000#    --------------------------------       TO
CLASS B SHARES                     (UNAUDITED)    2000#      1999#      1998     JUNE 30, 1997
                                  -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ...........................  $ 15.35     $ 13.47    $ 14.72    $ 13.84    $ 12.00
                                        ---------   ---------  ---------   --------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........    (0.05)      (0.08)     (0.04)      0.05       0.10
  Net Realized and
    Unrealized Gain/Loss ..............    (1.32)       1.96      (0.90)      0.97       1.85
                                        ---------   ---------  ---------   --------   ---------
Total From Investment Operations ......    (1.37)       1.88      (0.94)      1.02       1.95
                                        ---------   ---------  ---------   --------   ---------
DISTRIBUTIONS
  Net Investment Income ...............       --          --      (0.15)     (0.13)     (0.10)
  In Excess of Net Investment
    Income ............................       --          --      (0.00)+       --         --
  Net Realized Gain ...................    (0.15)         --         --      (0.01)     (0.01)
  In Excess of Net Realized Gain ......       --          --      (0.16)        --         --
                                        ---------   ---------  ---------   --------   ---------
Total Distributions ...................    (0.15)         --      (0.31)     (0.14)     (0.11)
                                        ---------   ---------  ---------   --------   ---------
NET ASSET VALUE, END OF PERIOD ........  $ 13.83     $ 15.35    $ 13.47    $ 14.72    $ 13.84
                                        =========   =========  =========   ========   =========
Total Return (1) ......................    -8.96%**    14.12%     -6.28%      7.55%     16.40%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....  $50,377     $55,573    $48,096    $51,541    $18,215
Ratio of Expenses to Average
  Net Assets ..........................     2.40%       2.40%      2.40%      2.40%      2.40%
Ratio of Net Investment Income/Loss
  to Average Net Assets ...............    (0.69)%     (0.55)%    (0.33)%     0.40%      0.54%
Portfolio Turnover Rate ...............       19%**       66%        70%        35%        22%**
-----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
    Net Investment Income/Loss ........  $    --     $  0.00+   $  0.00+   $  0.02    $  0.17
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......       --        2.43%      2.46%      2.57%      3.34%
  Net Investment Income/Loss to
    Average Net Assets ................       --       (0.58)%    (0.37)%     0.23%     (0.42)%
-----------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     21

Financial Highlights


THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                      SIX MONTHS
                                        ENDED
                                      DECEMBER 31,       YEAR ENDED JUNE 30,       JULY 1, 1996*
                                         2000#   --------------------------------        TO
CLASS C SHARES                       (UNAUDITED)    2000#      1999#      1998     JUNE 30, 1997
                                     ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $ 15.43     $ 13.52    $ 14.78    $ 13.83    $ 12.00
                                        ---------   ---------  ---------   --------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........     (0.05)      (0.09)     (0.03)      0.05       0.06
  Net Realized and
    Unrealized Gain/Loss .............     (1.34)       2.00      (0.92)      0.99       1.88
                                        ---------   ---------  ---------   --------   ---------
Total From Investment Operations .....     (1.39)       1.91      (0.95)      1.04       1.94
                                        ---------   ---------  ---------   --------   ---------
DISTRIBUTIONS
  Net Investment Income ..............        --          --      (0.15)     (0.08)     (0.10)
  In Excess of Net Investment
    Income ...........................        --          --      (0.00)+       --         --
  Net Realized Gain ..................     (0.15)         --         --      (0.01)     (0.01)
  In Excess of Net Realized Gain .....        --          --      (0.16)        --         --
                                        ---------   ---------  ---------   --------   ---------
Total Distributions ..................     (0.15)         --      (0.31)     (0.09)     (0.11)
                                        ---------   ---------  ---------   --------   ---------
NET ASSET VALUE, END OF PERIOD .......   $ 13.89     $ 15.43    $ 13.52    $ 14.78    $ 13.83
                                        =========   =========  =========   ========   =========
Total Return (1) .....................     -8.99%**    14.13%     -6.25%      7.55%     16.27%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $14,565     $15,235    $14,187    $15,520    $ 9,156
Ratio of Expenses to Average
  Net Assets .........................      2.40%       2.40%      2.40%      2.40%      2.40%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............     (0.69)%     (0.58)%    (0.26)%     0.36%      0.29%
Portfolio Turnover Rate ..............        19%**       66%        70%        35%        22%**
-----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to
    Net Investment Income/Loss .......   $    --     $  0.00+   $  0.00+   $  0.02    $  0.21
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .....        --        2.43%      2.46%      2.56%      3.45%
  Net Investment Income/Loss to
    Average Net Assets ...............        --       (0.61)%    (0.30)%     0.20%     (0.77)%
-----------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                        22     SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with EAFE Index country weightings determined by the Fund's investment adviser. The Fund commenced operations on July 1, 1996.

1.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending June 30, 2001 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

     At December 31, 2000, for federal income tax purposes, cost of long-and short-term investments is $117,243,447, the aggregate gross unrealized appreciation is $17,165,187 and the aggregate gross unrealized depreciation is $7,901,908, resulting in net unrealized appreciation on long- and short-term investments of $9,263,279.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


     Permanent book to tax basis differences are not included in ending accumulated net investment loss for the purpose of calculating net investment income/loss per share in the Financial Highlights.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                            % PER ANNUM
First $500 million .................................................    0.80%
Next $500 million ..................................................    0.75%
Over $1 billion ....................................................    0.70%

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                    CLASS B
                         CLASS A                  AND CLASS C
                     MAX. OPERATING             MAX. OPERATING
                      EXPENSE RATIO              EXPENSE RATIO
                          1.65%                      2.40%

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


     For the period ended December 31, 2000, the Fund recognized expenses of $2,985 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2000, the Fund recognized expenses of $5,739 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other/professional expenses, respectively, in the statement of operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services Inc., an affiliate of the advisor, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2000, the Fund recognized expenses of $38,979. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A Shares and up to 1.00% of the Class B and Class C Shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A Shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C Shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 2000, the Distributor has advised the Fund that it earned initial sales charges of $166,799 for

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


Class A Shares and deferred sales charges of $71,830 and $21,987 for Class B Shares and Class C Shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $27,245 are included in "Other" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2000, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:


                                                      CONTINGENT DEFERRED SALES
                                                     CHARGE ON ASSETS SUBJECT TO
                                                            SALES CHARGE
                                                     ---------------------------
YEAR OF REDEMPTION                                           CLASS B     CLASS C
First .................................................       5.00%       1.00%
Second ................................................       4.00%       None
Third .................................................       3.00%       None
Fourth. ...............................................       2.50%       None
Fifth .................................................       1.50%       None
Thereafter ............................................       None        None
CAPITAL SHARE TRANSACTIONS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                   SIX MONTHS ENDED     YEAR ENDED
                                                   DECEMBER 31, 2000   JUNE 30, 2000
                                                   -----------------   -------------
CLASS A:
   Shares:
     Subscribed ....................................    3,802,979      6,712,665
     Distributions Reinvested ......................       43,526             --
     Redeemed ......................................   (3,526,351)    (6,047,347)
                                                     -------------  ------------
   Net Increase in Class A Shares Outstanding ......      320,154        665,318
                                                     =============  ============
   Dollars:
     Subscribed .................................... $ 54,757,949   $100,786,852
     Distributions Reinvested ......................      599,350             --
     Redeemed ......................................  (50,819,917)   (90,737,489)
                                                     -------------  ------------
   Net Increase .................................... $  4,537,382   $ 10,049,363
                                                     =============  ============
   Ending Paid in Capital .......................... $ 60,154,210   $ 55,629,922+
                                                     =============  ============
CLASS B:
   Shares:
     Subscribed ....................................      394,772      1,037,074
     Distributions Reinvested ......................       34,877             --
     Redeemed ......................................     (405,465)      (989,365)
                                                     -------------  ------------
   Net Increase in Class B Shares Outstanding ......       24,184         47,709
                                                     =============  ============
   Dollars:
     Subscribed .................................... $  5,680,804   $ 15,371,099
     Distributions Reinvested ......................      471,888             --
     Redeemed ......................................   (5,762,227)   (14,491,163)
                                                     -------------  ------------
   Net Increase .................................... $    390,465   $    879,936
                                                     =============  ============
   Ending Paid in Capital .......................... $ 48,722,425   $ 48,343,566+
                                                     =============  ============
CLASS C:
   Shares:
     Subscribed ....................................      512,285        459,208
     Distributions Reinvested ......................        9,879             --
     Redeemed ......................................     (461,284)      (521,018)
                                                     -------------  ------------
   Net Increase/Decrease in Class C Shares
     Outstanding ...................................       60,880        (61,810)
                                                     =============  ============
   Dollars:
     Subscribed .................................... $  7,225,430   $  6,757,170
     Distributions Reinvested ......................      134,361             --
     Redeemed ......................................   (6,631,220)    (7,645,846)
                                                     -------------  ------------
   Net Increase/Decrease ........................... $    728,571   $   (888,676)
                                                     =============  ============
   Ending Paid in Capital .......................... $ 13,026,568   $ 12,301,179+
                                                     =============  ============

+  ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
   DIFFERENCES.

4.   INVESTMENT TRANSACTIONS

For the period ended December 31, 2000, the Portfolio made purchases of $21,445,147 and sales of $21,912,512 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


5.   DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2000, the Fund has outstanding forward currency contracts as follows:


                                                       UNREALIZED
                                      CURRENT         APPRECIATION/
FORWARD CURRENCY CONTRACTS            VALUE           DEPRECIATION
LONG CONTRACTS:
British Pound, 2,846,930
    expiring 3/16/01              $ 4,159,894         $  95,323
Euro, 5,680,500
    expiring 3/16/01                5,350,533           332,948
Japanese Yen, 130,005,000
    expiring 3/16/01                1,150,101           (21,960)
                                  -----------         ----------
                                  $10,660,528         $ 406,311
                                  ===========         ==========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in foreign futures and typically closes the contract prior to the delivery date. These contracts are generally used to manage the porfolio's effective maturity and duration.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Transactions in futures contracts for the period ended December 31, 2000, were as follows:

                                                                        CONTRACTS
Outstanding at June 30, 2000 .......................................        54
Futures Opened .....................................................       176
Futures Closed .....................................................      (125)
                                                                          -----
Outstanding at December 31, 2000 ...................................       105
                                                                          =====

     The futures contracts outstanding as of December 31, 2000, and the descriptions and the unrealized appreciation/depreciation are as follows:


                                                  UNREALIZED
                                                 APPRECIATION/
                                    CONTRACTS    DEPRECIATION
LONG CONTRACTS:
CAC 40 Index - March 2001
   (Current notional value
   $5,998 per contract)            33         $  40,565
DAX Index - March 2001
   (Current notional value
   $6,500 per contract)            14          (108,778)
FTSE 100 Index - March 2001
   (Current notional value
   $6,201 per contract)            44          (164,325)
MIB 30 Index - March 2001
   (Current notional value
   $43,940 per contract)            5           (61,185)
TOPIX Index - March 2001
   (Current notional value
   $1,283 per contract)             9           (73,305)
                                 ----         -----------
                                  105         $(367,028)
                                 ====         ===========

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at www.vankampen.com--          [ILLUSTRATION OF COMPUTER]
   to view a prospectus, select DOWNLOAD PROSPECTUS

-  call us at (800) 341-2911 weekdays from 7:00 a.m.
   to 7:00 p.m. central time. Telecommunications         [ILLUSTRATION OF PHONE]
   Device for the Deaf (TDD) users, call
   (800)421-2833.

-  e-mail us by visiting www.vankampen.com and       [ILLUSTRATION OF ENVELOPES]
   selecting CONTACT US

 * Closed to new investors
** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN INTERNATIONAL MAGNUM FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY


OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents


INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2001. ALL RIGHTS RESERVED.

461, 561, 661                                                    PRESORTED
MSIM SAR 02/01                                                    STANDARD
1477B01-AP-2/01                                                 U.S. Postage
VAN KAMPEN FUNDS INC.                                               PAID
1 Parkview Plaza                                                 VAN KAMPEN
P.O. Box 5555                                                    INVESTMENTS
Oakbrook Terrace, Illinois 60181-5555

                                   VAN KAMPEN
                                 LATIN AMERICA


                                SEMIANNUAL REPORT
                                DECEMBER 31, 2000

                            [GLOBE/CURRENCY COLLAGE]

                                   VAN KAMPEN
                                  INVESTMENTS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     5
                          TOP FIVE COUNTRIES     5
            Q&A WITH YOUR PORTFOLIO MANAGERS     6

                           GLOSSARY OF TERMS    11

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    12
                        FINANCIAL STATEMENTS    17

               NOTES TO FINANCIAL STATEMENTS    23

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    30
       FUND OFFICERS AND IMPORTANT ADDRESSES    31


       THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE
                              FUND BEING OFFERED.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

[SIDENOTE]
IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT

CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1998--SEPTEMBER 30, 2000)

[BAR CHART]

Sep 98                   3.8%
Dec 98                   5.9%
Mar 99                   3.5%
Jun 99                   2.5%
Sep 99                   5.7%
Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.6%
Sep 00                   2.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1998--DECEMBER 31, 2000)

[LINE CHART]

             INTEREST RATES     INFLATION
Dec 98            4.75%            1.6%
Jan 99            4.75%            1.7%
Feb 99            4.75%            1.7%
Mar 99            4.75%            1.8%
Apr 99            4.75%            2.3%
May 99            4.75%            2.1%
Jun 99             5.0%            2.0%
Jul 99             5.0%            2.1%
Aug 99            5.25%            2.3%
Sep 99            5.25%            2.6%
Oct 99            5.25%            2.6%
Nov 99             5.5%            2.6%
Dec 99             5.5%            2.7%
Jan 00             5.5%            2.7%
Feb 00            5.75%            3.2%
Mar 00             6.0%            3.8%
Apr 00             6.0%            3.1%
May 00             6.5%            3.2%
Jun 00             6.5%            3.7%
Jul 00             6.5%            3.7%
Aug 00             6.5%            3.4%
Sep 00             6.5%            3.5%
Oct 00             6.5%            3.4%
Nov 00             6.5%            3.4%
Dec 00             6.5%            3.4%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2000)

                                                 A SHARES     B SHARES    C SHARES
----------------------------------------------------------------------------------
Six-month total return based on NAV(1)            -15.24%      -15.55%     -15.56%
----------------------------------------------------------------------------------
Six-month total return(2)                         -20.12%      -19.77%     -16.40%
----------------------------------------------------------------------------------
One-year total return(2)                          -20.22%      -20.18%     -16.83%
----------------------------------------------------------------------------------
Five-year average annual total return(2)           12.09%       12.48%      12.61%
----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         5.48%       11.08%       5.64%
----------------------------------------------------------------------------------
Commencement date                                  7/6/94       8/1/95      7/6/94
----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND CLASS C SHARES AND RULE 12b-1 FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS.PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

    FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2000)

1.   TELMEX                                                                11.5%
     Provides telecommunications services to residents of Mexico.


2.   PETROBRAS                                                              6.3%
     Distributes gasoline and other petroleum products in Brazil.


3.   GRUPO FINANCERIO BANAMEX                                               4.3%
     Operates banks and provides financial services in Mexico.


4.   TELE NORTE LESTE                                                       4.0%
     Provides data and telecommunications services in Brazil.

5.   CEMEX                                                                  3.8%
     Produces cement, concrete, and aggregate for Spain, Latin America, and Indonesia.

6.   CIA BEBIDAS DAS AMERICAS                                               3.2%
     Brews, bottles, and distributes beer and other beverages throughout South America.

7.   COMPANHIA VALE DO RIO DOCE (CVRD)                                      3.2%
     Mines for and exports iron ore and other metals in Brazil.


8.   WAL-MART DE MEXICO                                                     3.0%
     Operates discount department stores and warehouse membership clubs in Mexico.

9.   FEMSA                                                                  3.0%
     Operates Coca-Cola bottling plants in Latin America.

10.  ELETROBRAS                                                             2.9%
     Generates and supplies electricity to customers in Brazil.


* EXCLUDES SHORT-TERM INVESTMENT AND SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

[BAR CHART]

                 December 31, 2000    June 30, 2000
Brazil                       46.4%            41.6%
Mexico                       40.1%            43.4%
Chile                         6.0%             6.5%
Argentina                     3.2%             3.5%
Venezuela                     1.3%             1.4%

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LATIN AMERICAN FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2000. THE TEAM IS LED BY PORTFOLIO MANAGERS MICHAEL PERL, ANDY SKOV, AND ROBERT MEYER, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. MEYER HAS MANAGED THE FUND SINCE ITS INCEPTION, SKOV SINCE 1997, AND PERL JOINED THE TEAM IN 1998. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET CONDITIONS AND THE FUND'S PERFORMANCE DURING THE PERIOD?

A    Slowing U.S. economic growth, fluctuating oil prices, and mounting worry over Argentina's fragile fiscal health combined to dampen investor sentiment toward Latin America, despite economic and political strides in the dominant markets of Brazil and Mexico. The region, which was highly sensitive to U.S. market movement and to liquidity concerns, declined substantially during the reporting period, though significantly less than other emerging markets.

     For the six months ended December 31, 2000, the fund's return declined
15.24 percent (CLASS A SHARES AT NET ASSET VALUE, INCLUDING A 12b-1 FEE OF UP TO
0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER). PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     BY COMPARISON, THE FUND'S BENCHMARK, THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE LATIN AMERICA INDEX, FELL 13.32 PERCENT FOR THE SAME PERIOD. THE MSCI EMERGING MARKETS FREE LATIN AMERICA INDEX IS BROAD-BASED, COVERING AT LEAST 60 PERCENT OF THE MARKETS IN MEXICO, ARGENTINA, BRAZIL, CHILE, COLOMBIA, PERU, AND VENEZUELA. THIS INDEX IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH CHARGES WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

     Unfavorable stock selection and surprisingly extreme pricing pressure detracted from fund performance. Most notably, the important Latin American telecommunications industry, in which the fund was heavily weighted, was dragged down in a global correction. Stocks sank to levels that we believe are unjustified by Latin America's market fundamentals and growth prospects.

     Contributing to performance was the fund's heavily overweighted position in Brazil relative to the benchmark. In Brazil, the government's remarkable fiscal discipline has led to marked macroeconomic improvement. The fund also held a slight overweight relative to its benchmark in Mexico, an oil exporter, which benefited from rising oil prices as well as benefiting from the democratic election of President Vincente Fox. A political milestone nearly 80 years in the making, Fox's election and the appointment of a market-friendly cabinet were widely perceived to be strongly positive for the country's long-term economic stability. Also helping to bolster performance were the fund's underweighted positions relative to its benchmark in Argentina and Peru, where serious financial and political instability hampered markets.

Q HOW WOULD YOU DESCRIBE THE ECONOMIC TRENDS OR POLITICAL EVENTS IN THE REGION, HIGHLIGHTING ANY CHALLENGES OR BENEFITS TO THE FUND?

A    First, it is important to note that perhaps the most powerful influence on the Latin American markets was an external one: the fate of the United States. Earnings disappointments for leading U.S. technology companies, a shortfall in economic growth, and prolonged uncertainty about the presidential election fueled volatility in the telecommunications and technology sectors. Internally, Argentina's dubious fiscal viability overshadowed the exciting developments in Brazil and Mexico, intensifying negative investor sentiment toward the region.

     Heavily overweighted relative to the benchmark index, Brazil accounted for the portfolio's largest geographic stake. During the period, falling interest rates (at their lowest level since 1994) spurred robust economic growth without signs of inflation. Other positive macroeconomic signs continued to emerge, including a declining jobless rate, increasing industrial production, and a higher-than- expected fiscal surplus. Notably, there were two significant events--the $5 billion (U.S.) 40-year debt exchange by the Brazilian government and the $4 billion (U.S.) offering of Petrobras Brasileiro, an energy company that ranked among the fund's largest holdings. Despite this supportive backdrop, Brazilian markets declined during the period, hurt by Argentina's tumultuous political situation and the global correction in telecommunications.

     Although a somewhat smaller position, Mexico was also heavily overweighted relative to the MSCI Emerging Markets Free Latin America Index benchmark. Enthusiasm surrounding the overwhelming victory in June of pro-business leader Fox prompted a decisive turnabout in the Mexican markets early in the period. Both the stock market and the peso responded resoundingly. In August, the market surged again on surprising news that Mexico would prepay its entire International Monetary Fund (IMF) debt. Better-than-expected retail sales and generally supportive corporate earnings buoyed equities into the second half of the period. The robust economic recovery, however, ultimately led to a November interest-rate hike by Mexico's central bank, citing inflationary pressure. In addition, because the majority of Mexican exports go to the United States, slower-than-expected U.S. economic growth eroded investor interest. Ultimately, Mexican markets declined.

     The portfolio was underweighted relative to the MSCI Emerging Markets Free Latin America Index benchmark in

Argentina and Chile, both of which lost ground during the period. The IMF stepped in with a sizable bail-out package for Argentina during the reporting period, temporarily appeasing investors, and the government announced a new set of economic measures aimed at improving fiscal solvency and boosting economic growth. Yet prospects for the country remained limited and fiscal viability was dubious. In Chile, there were indications that economic activity may be resuming, although the market continues to suffer the effects of consumer apathy.

Q WERE THERE ANY LONG-TIME HOLDINGS OR NEW PURCHASES THAT PERFORMED ESPECIALLY WELL DURING THE PERIOD? WERE THERE ANY DISAPPOINTMENTS?

A    The fund's biggest winner was among the top 10 holdings: Petroleo
Brasiliero, known as "Petrobras." As we mentioned earlier, Petrobras is a Brazilian government-controlled company that imports, refines, and distributes petroleum products. For many years, the government used the company as a tool to implement policy. Prices were manipulated to help control inflation or secure the goodwill of the people, for example, so the petroleum cost to the consumer was not reflective of the costs of production. In 1999, the government began to manage Petrobras as if it were a private-sector company, as opposed to an agent of the government. They cut the bureaucratic fat and brought prices for products like diesel fuel and gasoline in line with energy producers worldwide. Consequently, the company has become profitable, and investor perception has been completely changed.

     Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 5.

     Unfortunately, another top 10 holding, Cemex, was largely disappointing. The Mexican materials manufacturer recently completed its acquisition of a large U.S. cement producer, giving it the necessary size and scale to compete in its field. We believe the company is fundamentally sound, and we expect it to rebound when favorable sentiment returns to the region. We intend to maintain the fund's significant position in the stock and to seek other domestic opportunities, as long as we believe Mexico's economy may remain robust.

Q WHAT IS YOUR VIEW ON THE CURRENT VALUATIONS IN THE LATIN AMERICAN EQUITY MARKET AND WHETHER THE REGION OFFERS GOOD OPPORTUNITIES FOR GLOBAL INVESTORS?

A    We believe that Latin America remains the most attractive region in the emerging market universe. It is our belief that the challenges many of these countries face have been aggressively "priced in" to the region's stocks. Still, we see valuations coming down across the board, with the possible exception of the Chilean market, which remains largely overvalued. We believe many stocks are more attractively priced than they have been in years. We believe these valuations may provide a basis for potentially positive investment returns, especially for U.S. investors seeking diversification and, in some cases, better values than they can find at home.

     Many Latin American companies are quality companies, in our opinion, and potentially offer strong professional management and reinvestment for growth. As we mentioned earlier, the region has been under enormous pricing pressure. Investment spending was up, and capital inflows remained especially strong in Brazil and Mexico. In all, we believe the outlook for foreign investors may be quite positive.

Q    WHAT IS YOUR OVERALL OUTLOOK FOR THE NEAR FUTURE?

A    We are extremely optimistic. Behind Latin America's potential are the comprehensive economic and political reforms of the 1990s. Given the tremendous progress in restructuring the balance sheets of both the public and private sectors, we believe the region is today better prepared to fend off shocks than it was a few years ago.

     Several external indicators also point to the friendlier environment for Latin American equities. The resolution in December 2000 of the prolonged U.S. presidential election and indications by the Federal Reserve to reduce interest rates in 2001 may help steady the equity markets. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.) We expect foreign investment to remain strong in Brazil and Mexico, where the shift in policy toward inflation-targeting and strict fiscal discipline have won them high marks in the international markets.

     We believe the Brazilian government's efforts are likely to be recognized soon by an upgrade from one or more sovereign credit-rating agencies. In addition, a combination of continued, but slower, economic growth, seemingly contained inflation and falling local interest rates should create a hospitable atmosphere for the Brazilian equity markets in the near term. As always, there are lingering political concerns, but we believe these are not likely to derail progress.

     Our outlook for Mexico is cautiously optimistic. While export growth rates, along with increased investment and consumer consumption, suggest that the country is on sound economic footing, we are wary of a sustained slowdown in the U.S. economy. Such a slowdown could threaten the Mexican balance of payments. Currently, however, the story is a good one. Mexico's central bank is aggressively countering inflationary pressure with a series of interest-rate hikes, and Fox's presidency is anticipated to virtually assure the continuity of sensible economic policy. Further, sustained high oil prices and continued heavy capital inflows should continue to support the peso.

     While our outlook is positive overall, we are aware of some very real risks. The company buyouts in countries such as Argentina have made investing in markets outside Brazil and Mexico even more difficult. Low trading volumes only add to the frustration of finding new opportunities. It appears global and emerging market investors have expressed a preference for the larger, more liquid markets and stocks over the smaller ones, essentially making some of the other Latin American markets irrelevant at this time.

Q    GIVEN YOUR OUTLOOK, HOW MIGHT YOU SEEK TO POSITION THE PORTFOLIO?

A    We may seek to leverage the strong growth prospects for Mexico and the ongoing economic recovery in Brazil. We will look closely at the financial sector, which may benefit in Brazil from increased lending growth, lower interest rates, and continued progress toward privatization, and in Mexico from a resumption of bank lending and a robust economic recovery. Increased competition in the telecommunications sector has caused us to temper our enthusiasm for the industry. But because many telecommunications stocks are today trading at huge discounts to their Western European counterparts, they will remain a key focus of our efforts to find value.

     We expect to keep the portfolio underweighted relative to its MSCI Emerging Markets Free Latin America Index benchmark in less-liquid markets, including:

- Argentina, where lackluster near-term growth prospects and tremendous external financing needs, make it particularly vulnerable to global volatility and liquidity shortages,
- Chile, where economic growth is questionable and markets appear to be overvalued,
- Peru, where political instability raises undue risk.

Overall, because we believe political and economic strides have helped to dispel some of the risks associated with the Latin American region, we are taking a modestly more aggressive stance in positioning the fund's investments.

                                GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                                        MARKET
DESCRIPTION                                                                           SHARES            VALUE
COMMON STOCKS  75.5%
ARGENTINA  3.2%
Acindar Industria Argentina de Aceros S.A. 'B' (a) .............................        41,534       $    35,360
Banco Frances S.A. ADR .........................................................         4,110            86,310
Grupo Financiero Galicia S.A. ADR (a) ..........................................         5,753            85,216
Inversiones y Representaciones S.A. ADR (a) ....................................         4,620            76,230
Quilmes Industrial (Quinsa) ADR ................................................        59,995           539,955
Siderar S.A. 'A' ...............................................................        20,489            50,689
Telecom Argentina S.A. ADR .....................................................        52,142           817,978
                                                                                                     -----------
                                                                                                       1,691,738
                                                                                                     -----------
BRAZIL  24.7%
Aracruz Celulose S.A. ADR ......................................................        37,925           566,505
Banco Bradesco ADR .............................................................        19,300           138,564
Brasil Telecom Participacoes S.A. ADR ..........................................         3,420           201,780
CEMIG ADR ......................................................................        16,253           235,044
CEMIG ADR (c) ..................................................................           835            12,075
Cia Bebidas das Americas ADR ...................................................        54,498         1,403,323
Cia Paranaense de Energia ADR ..................................................           170             1,434
Cia Saneamento Basico do Estado de Sao Paulo ...................................     3,386,000           302,135
Cia Siderurgica Nacional .......................................................    15,280,300           486,619
Cia Siderurgica Nacional ADR ...................................................         3,400           109,650
CVRD (a) .......................................................................         5,000           119,231
CVRD ADR (a) ...................................................................        28,240           695,410
Eletrobras ADR .................................................................        41,045           378,985
Eletrobras ADR .................................................................         9,940            91,881
Eletrobras S.A .................................................................    20,289,013           375,087
Embratel Participacoes 'A' ADR .................................................        23,870           374,461
Empresa Brasileira de Aeronautica S.A. ADR .....................................        23,000           914,250
Gerdau S.A. ADR ................................................................         6,200            52,700
Lojas Arupau S.A. ADR (a,b,c) ..................................................        10,410              --
Petrobras S.A ..................................................................        27,910           694,172
Petrobras S.A. ADR .............................................................        31,458           738,539
Petrobras S.A. ADR (a) .........................................................        77,100         1,946,775
Tele Leste Celular ADR .........................................................         1,760            60,720
Tele Nordeste Celular ADR ......................................................         1,650            68,269
Tele Norte Leste ADR ...........................................................        63,122         1,439,971
Telesp Celular ADR .............................................................        35,905           969,435
Unibanco GDR ...................................................................        24,580           723,574
Usiminas ADR ...................................................................           550             2,476


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                                        MARKET
DESCRIPTION                                                                           SHARES            VALUE
BRAZIL (CONTINUED)
Vale Do Rio Doce ADR (a) .......................................................        31,997       $        --
Votorantim Celulose e Papel S.A. ADR ...........................................        13,740           191,501
                                                                                                     -----------
                                                                                                      13,294,566
                                                                                                     -----------
CHILE  6.0%
Banco de A. Edwards ADR (a) ....................................................        27,702           373,977
Banco Santander ADR ............................................................         5,299            80,147
Banco Santiago ADR .............................................................        10,950           214,209
CCU ADR ........................................................................        23,886           513,549
Cia Telecom ADR (a) ............................................................        53,070           699,861
D & S ADR ......................................................................        16,080           280,395
Empresa Nacional de Electricidad S.A. ADR (a) ..................................        22,107           240,414
Enersis S.A. ADR (a) ...........................................................        32,460           572,107
Quinenco ADR ...................................................................        22,909           158,931
Santa Isabel ADR ...............................................................        17,778           112,224
                                                                                                     -----------
                                                                                                       3,245,814
                                                                                                     -----------
COLOMBIA  0.2%
Bavaria ........................................................................        39,991           118,041
Valores Bavaria (a) ............................................................             1                 1
                                                                                                     -----------
                                                                                                         118,042
                                                                                                     -----------
MEXICO  40.1%
Alfa S.A. 'A' ..................................................................       452,891           608,723
Carso Global Telecom 'A1' (a) ..................................................       369,468           699,539
Cemex CPO ......................................................................       265,486           959,754
Cemex CPO ADR ..................................................................        58,814         1,062,328
Corp. Interamericana de Entretenimiento S.A. 'B' (a) ...........................        88,905           365,331
Empresas ICA S.A. (a) ..........................................................       116,665            23,060
Empresas ICA S.A. ADR (a) ......................................................        36,171            38,432
FEMSA ..........................................................................       144,962           432,812
FEMSA ADR ......................................................................        38,741         1,157,387
Grupo Aeroportuario de Sureste S.A. de C.V. 'B' (a) ............................       351,600           566,949
Grupo Aeroportuario de Sureste S.A. de C.V. ADR (a) ............................        12,600           209,475
Grupo Carso 'A1' (a) ...........................................................       100,125           247,904
Grupo Financiero Banamex Accival S.A. de C.V. 'O' (a) ..........................     1,416,864         2,317,098
Grupo Financiero Bancomer S.A. de C.V. 'O' (a) .................................     1,625,900           899,848
Grupo Financiero Banorte S.A. de C.V. 'O' (a) ..................................       275,798           372,991
Grupo Industrial Bimbo S.A. de C.V. 'A' ........................................        69,595            97,741
Grupo Modelo S.A. 'C' ..........................................................       214,788           549,678
Grupo Televisa S.A. GDR (a) ....................................................        32,780         1,473,051
Kimberly 'A' ...................................................................       292,775           810,176
Nueva Grupo Mexico S.A. 'B' (a) ................................................        68,720           207,322
Panamerican Beverages, Inc. 'A' ................................................        14,300           202,881
Pepsi-Gemex S.A. GDR (a) .......................................................        15,000            65,625


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                                        MARKET
DESCRIPTION                                                                           SHARES            VALUE
MEXICO (CONTINUED)
StarMedia Network, Inc. (a) ....................................................        13,775       $    26,044
TAMSA ADR ......................................................................        17,782           254,283
Telmex ADR .....................................................................       137,204         6,191,330
Vitro ADR ......................................................................        45,458           110,804
Wal-Mart de Mexico S.A. de C.V. ADR (a) ........................................         6,348           126,319
Wal-Mart de Mexico S.A. de C.V. 'C' (a) ........................................       423,205           779,270
Wal-Mart de Mexico S.A. de C.V. 'V' (a) ........................................       362,378           720,044
                                                                                                     -----------
                                                                                                      21,576,199
                                                                                                     -----------
VENEZUELA  1.3%
CANTV ADR ......................................................................        37,035           701,350
                                                                                                     -----------
TOTAL COMMON STOCKS (Cost $43,116,998) .......................................................        40,627,709
                                                                                                     -----------
PREFERRED STOCKS  21.7%
BRAZIL  21.7%
Banco Bradesco S.A. (a) ........................................................    88,503,260           635,408
Banco Nacional S.A. (a,b) ......................................................     8,115,000               208
Brasil Telecom S.A .............................................................    47,000,000           399,862
Celular CRT (a) ................................................................     3,097,747         1,000,811
CEMIG ..........................................................................    21,451,919           310,228
Cia Bebidas das Americas .......................................................     1,390,000           335,026
Copel 'B' ......................................................................    84,314,450           683,163
CRT (a) ........................................................................     2,124,574           855,277
CVRD 'A' (a) ...................................................................        37,761           919,432
Eletrobras 'B' .................................................................    39,891,200           736,657
Embratel Participacoes 'A' .....................................................    39,528,000           600,015
Gerdau S.A .....................................................................    45,943,134           419,850
Itaubanco ......................................................................    16,101,210         1,527,551
Itausa S.A .....................................................................       517,455           512,148
Lojas Arapua S.A. (a,b) ........................................................    19,195,300              --
Tele Centro Sul ................................................................    24,511,454           281,567
Tele Leste Celular (a) .........................................................   253,142,034           168,761
Tele Norte Celular .............................................................   219,019,800           146,013
Tele Norte Leste ...............................................................    32,230,602           694,198
Telebras ADR ...................................................................        15,372         1,120,235
Telesp Celular .................................................................     8,363,589            88,139
Usiminas 'A' ...................................................................        44,900           202,165
Votorantim Celulose e Papel S.A ................................................        53,000             1,495
                                                                                                     -----------
TOTAL PREFERRED STOCKS (Cost $10,007,077) ....................................................        11,638,209
                                                                                                     -----------


                                       14      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                                      NO. OF            MARKET
DESCRIPTION                                                                           RIGHTS            VALUE
RIGHTS  0.0%
BRAZIL  0.0%
Banco Bradesco S.A. (a,b) (Cost $0) ............................................      88,503,260     $    11,346
                                                                                                     -----------
TOTAL LONG-TERM INVESTMENTS  97.2%
      ($ 53,124,075) ...........................................................................      52,277,264
                                                                                                     -----------

                                                                                       PAR
                                                                                      VALUE

SHORT-TERM INVESTMENT  4.4%
REPURCHASE AGREEMENT  4.4%

Chase Securities, Inc. 5.60%, dated 12/29/00,
due 1/2/01, to be repurchased at $2,383,482,
collateralized by $1,725,000 U.S. Treasury Bonds
8.875%, due 2/15/19, valued at $2,427,645
    (Cost $2,382,000) ..........................................................      $2,382,000       2,382,000
                                                                                                     -----------

TOTAL INVESTMENTS IN SECURITIES  101.6%
    (Cost $55,506,075) .........................................................................      54,659,264

FOREIGN CURRENCY  0.3%
    (Cost $145,007) ............................................................................         145,443
                                                                                                     -----------

TOTAL INVESTMENTS  101.9%
    (Cost $55,651,082) .........................................................................      54,804,707

LIABILITIES IN EXCESS OF OTHER ASSETS  -1.9%                                                          (1,019,464)
                                                                                                     -----------

NET ASSETS (100%) ..............................................................................     $53,785,243
                                                                                                     ===========

(a) NON-INCOME PRODUCING SECURITY
(b) SECURITY VALUED AT FAIR VALUE-SEE NOTE 1A TO FINANCIAL STATEMENTS.
(c) 144A SECURITY-CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.
ADR AMERICAN DEPOSITARY RECEIPT
CPO CERTIFICATE OF PARTICIPATION
GDR GLOBAL DEPOSITARY RECEIPT


SEE NOTES TO FINANCIAL STATEMENTS      15

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)


          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                                      PERCENT OF
         INDUSTRY                                        VALUE        NET ASSETS
         Telecommunication Services .............     $17,579,569        32.7%
         Financials .............................       7,542,678        14.0
         Materials ..............................       7,003,466        13.0
         Consumer Staples .......................       5,808,639        10.8
         Utilities ..............................       3,939,212         7.3
         Energy .................................       3,633,769         6.8
         Consumer Discretionary .................       3,464,015         6.4
         Industrials ............................       3,279,872         6.1
         Information Technology .................          26,044         0.1
                                                      -----------        ----
                                                      $52,277,264        97.2%
                                                      ===========        ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.




                                       16      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2000
(UNAUDITED)

ASSETS:
Investments in Securities, at Value (Cost $55,506,075) ....................  $ 54,659,264
Foreign Currency (Cost $145,007) ..........................................       145,443
Receivable for:
  Dividends ...............................................................       179,451
  Investments Sold ........................................................        86,683
  Fund Shares Sold ........................................................        15,771
  Interest ................................................................         1,112
Other .....................................................................        28,271
                                                                             ------------
    Total Assets ..........................................................    55,115,995
                                                                             ------------
LIABILITIES:
Payable for:
  Investments Purchased ...................................................       813,687
  Fund Shares Redeemed ....................................................       201,916
  Shareholder Reporting Expense ...........................................        91,700
  Distribution Fees .......................................................        55,601
  Investment Advisory Fees ................................................        52,874
  Directors' Fees and Expenses ............................................        32,929
  Custody Fees ............................................................        29,958
  Transfer Agent Fees .....................................................        17,815
  Administrative Fees .....................................................        14,783
  Professional Fees .......................................................        13,133
  Deferred Country Tax ....................................................         5,514
  Bank Overdraft ..........................................................           842
                                                                             ------------
    Total Liabilities .....................................................     1,330,752
                                                                             ------------
NET ASSETS ................................................................  $ 53,785,243
                                                                             ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ...  $      4,537
Paid in Capital in Excess of Par ..........................................    81,714,057
Net Unrealized Depreciation on Investments
  and Foreign Currency Translations .......................................      (852,917)
Accumulated Net Investment Loss ...........................................      (459,449)
Accumulated Net Realized Loss .............................................   (26,620,985)
                                                                             ------------
NET ASSETS ................................................................  $ 53,785,243
                                                                             ============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $30,745,120 and 2,545,998 Shares Outstanding) .........................  $      12.08
                                                                             ============
    Maximum Sales Charge ..................................................          5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ........................  $      12.82
                                                                             ============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $14,987,432 and 1,295,043 Shares Outstanding)* ........................  $      11.57
                                                                             ============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $8,052,691 and 696,257 Shares Outstanding)* ...........................  $      11.57
                                                                             ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS      17

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2000
(UNAUDITED)

INVESTMENT INCOME:
Dividends .................................................................  $    395,846
Interest ..................................................................        72,487
Less Foreign Taxes Withheld ...............................................        (1,841)
                                                                             ------------
    Total Income ..........................................................       466,492
                                                                             ------------
EXPENSES:
Investment Advisory Fees ..................................................       397,627
Distribution Fees (Attributed to Classes A, B and C of
  $45,589, $88,466 and $47,793, respectively) .............................       181,848
Administrative Fees .......................................................        83,107
Shareholder Reports .......................................................        60,836
Custodian Fees ............................................................        35,054
Transfer Agent Fees .......................................................        29,272
Country Tax Expense .......................................................        19,302
Professional Fees .........................................................        17,851
Filing and Registration Fees ..............................................        14,807
Directors' Fees and Expenses ..............................................         6,312
Other .....................................................................         3,214
                                                                             ------------
    Total Expenses ........................................................       849,230
    Less Expense Reductions ...............................................       (56,135)
                                                                             ------------
    Net Expenses ..........................................................       793,095
                                                                             ------------
NET INVESTMENT LOSS .......................................................  $   (326,603)
                                                                             ============
NET REALIZED GAIN/LOSS ON:
Investments ...............................................................  $ (5,350,964)
Foreign Currency Transactions .............................................       (12,080)
                                                                             ------------
Net Realized Loss .........................................................    (5,363,044)
                                                                             ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .................................................     3,911,624
                                                                             ------------
  End of the Period:
    Investments ...........................................................      (846,811)
    Foreign Currency Translations .........................................        (6,106)
                                                                             ------------
                                                                                 (852,917)
                                                                             ------------
Net Unrealized Depreciation During the Period .............................    (4,764,541)
                                                                             ------------
NET REALIZED AND UNREALIZED LOSS ..........................................  $(10,127,585)
                                                                             ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................  $(10,454,188)
                                                                             ============


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND YEAR ENDED JUNE 30, 2000 (UNAUDITED)

                                                       SIX MONTHS ENDED      YEAR ENDED
                                                      DECEMBER 31, 2000    JUNE 30, 2000
                                                      -----------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ................................    $   (326,603)      $    (39,983)
Net Realized Gain/Loss .............................      (5,363,044)         7,043,415
Net Unrealized Appreciation/Depreciation
  During the Period ................................      (4,764,541)         2,755,431
                                                        ------------       ------------
Net Increase/Decrease in Net Assets
  Resulting from Operations ........................     (10,454,188)         9,758,863
                                                        ------------       ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed .........................................       9,981,126         36,177,962
Redeemed ...........................................     (14,673,798)       (40,100,838)
                                                        ------------       ------------
Net Decrease in Net Assets Resulting from
  Capital Share Transactions .......................      (4,692,672)        (3,922,876)
                                                        ------------       ------------
Total Increase/Decrease in Net Assets ..............     (15,146,860)         5,835,987
NET ASSETS--Beginning of Period ....................      68,932,103         63,096,116
                                                        ------------       ------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(459,449) and
  $(132,846), respectively) ........................    $ 53,785,243       $ 68,932,103
                                                        ============       ============

SEE NOTES TO FINANCIAL STATEMENTS      19

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                          SIX MONTHS ENDED
                                            DECEMBER 31,                        YEAR ENDED JUNE 30,
                                                2000#      --------------------------------------------------------------
CLASS A SHARES                               (UNAUDITED)      2000#       1999#        1998#        1997         1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD .................      $  14.24      $  11.54    $  11.42     $  17.39     $  12.63     $   9.08
                                              --------      --------    --------     --------     --------     --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss ...........         (0.05)         0.04        0.09        (0.01)        0.02         0.10
  Net Realized and Unrealized
    Gain/Loss ..........................         (2.11)         2.66        0.19        (2.73)        6.46         3.47
                                              --------      --------    --------     --------     --------     --------
Total From Investment
  Operations ...........................         (2.16)         2.70        0.28        (2.74)        6.48         3.57
                                              --------      --------    --------     --------     --------     --------
DISTRIBUTIONS
  Net Investment Income ................            --            --       (0.04)          --           --        (0.02)
  In Excess of Net Investment
    Income .............................            --            --       (0.07)          --        (0.09)          --
  Net Realized Gain ....................            --            --          --        (1.92)       (1.63)          --
  In Excess of Net Realized Gain .......            --            --       (0.05)       (1.31)          --           --
                                              --------      --------    --------     --------     --------     --------
Total Distributions ....................            --            --       (0.16)       (3.23)       (1.72)       (0.02)
                                              --------      --------    --------     --------     --------     --------
NET ASSET VALUE, END OF
  PERIOD ...............................      $  12.08      $  14.24    $  11.54     $  11.42     $  17.39     $  12.63
                                              ========      ========    ========     ========     ========     ========
Total Return (1) .......................        -15.24%*       23.29%       3.00%      -17.37%       57.32%       39.35%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
  Period (000's) .......................      $ 30,745      $ 38,525    $ 34,139     $ 44,439     $ 84,401     $ 18,701
Ratio of Expenses to Average
  Net Assets ...........................          2.17%         2.17%       2.20%        2.25%        2.24%        2.11%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets ...........................         (0.71)%        0.31%       0.98%       (0.09)%      (0.08)%       1.18%
Portfolio Turnover Rate ................            30%*          78%        163%         249%         241%         131%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss .............      $   0.01      $   0.03    $   0.02     $   0.02     $   0.10     $   0.09
Ratios Before Expense Reductions:
  Expenses to Average Net
    Assets .............................          2.34%         2.38%       2.44%        2.41%        2.77%        3.28%
  Net Investment Income/Loss to
    Average Net Assets .................         (0.88)%        0.10%       0.74%       (0.24)%      (0.61)%       0.01%
Ratio of Expenses to Average
  Net Assets excluding
  country tax expense and
  interest expense .....................          2.10%         2.10%       2.10%        2.10%        2.10%        2.10%
-------------------------------------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       20      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                          SIX MONTHS ENDED                                                             AUGUST 1,
                                            DECEMBER 31,                     YEAR ENDED JUNE 30,                       1995+ TO
                                                2000#      -------------------------------------------------------     JUNE 30,
CLASS B SHARES                               (UNAUDITED)      2000#         1999#          1998#          1997           1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ..................      $  13.70      $  11.19      $  11.03       $  16.99       $  12.45       $   9.58
                                              --------      --------      --------       --------       --------       --------
INCOME FROM INVESTMENT
OPERATIONS
  Net Investment Income/Loss ...........         (0.09)        (0.06)         0.02          (0.08)         (0.03)          0.03
  Net Realized and Unrealized
    Gain/Loss ..........................         (2.04)         2.57          0.22          (2.65)          6.28           2.84
                                              --------      --------      --------       --------       --------       --------
Total From Investment
  Operations ...........................         (2.13)         2.51          0.24          (2.73)          6.25           2.87
                                              --------      --------      --------       --------       --------       --------
DISTRIBUTIONS
  Net Investment Income ................            --            --         (0.01)            --             --             --
  In Excess of Net Investment
    Income .............................            --            --         (0.02)            --          (0.08)            --
  Net Realized Gain ....................            --            --            --          (1.92)         (1.63)            --
  In Excess of Net Realized Gain .......            --            --         (0.05)         (1.31)            --             --
                                              --------      --------      --------       --------       --------       --------
Total Distributions ....................            --            --         (0.08)         (3.23)         (1.71)            --
                                              --------      --------      --------       --------       --------       --------
NET ASSET VALUE, END OF
  PERIOD ...............................      $  11.57      $  13.70      $  11.19       $  11.03       $  16.99       $  12.45
                                              ========      ========      ========       ========       ========       ========
Total Return (1) .......................        -15.55%*       22.32%         2.47%        -17.82%         56.17%         29.26%*
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
  Period (000's) .......................      $ 14,987      $ 19,635      $ 18,570       $ 24,206       $ 14,314       $  2,041
Ratio of Expenses to
  Average Net Assets ...................          2.92%         2.92%         2.96%          2.99%          2.99%          2.87%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets ...........................         (1.45)%       (0.47)%        0.20%         (0.58)%        (0.78)%         0.88%
Portfolio Turnover Rate ................            30%*          78%          163%           249%           241%           131%*
----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss .............      $   0.01      $   0.03      $   0.02       $   0.02       $   0.02       $   0.04
Ratios Before Expense
  Reductions:
  Expenses to Average Net
    Assets .............................          3.09%         3.13%         3.20%          3.16%          3.55%          3.89%
  Net Investment Income/Loss
    to Average Net Assets ..............         (1.62)%       (0.68)%       (0.04)%        (0.73)%        (1.34)%        (0.14)%
Ratio of Expenses to Average
  Net Assets excluding
  country tax expense and
  interest expense .....................          2.85%         2.85%         2.85%          2.85%          2.85%          2.85%
----------------------------------------------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

+   THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      21

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                          SIX MONTHS ENDED
                                            DECEMBER 31,                        YEAR ENDED JUNE 30,
                                                2000#      --------------------------------------------------------------
CLASS C SHARES                               (UNAUDITED)      2000#       1999#        1998#        1997         1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ............................      $  13.69      $  11.18    $  11.04     $  17.01     $  12.43     $   8.99
                                              --------      --------    --------     --------     --------     --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss ...........         (0.09)        (0.06)       0.02        (0.11)       (0.07)        0.04
  Net Realized and Unrealized
    Gain/Loss ..........................         (2.03)         2.57        0.20        (2.63)        6.31         3.40
                                              --------      --------    --------     --------     --------     --------
Total From Investment
  Operations ...........................         (2.12)         2.51        0.22        (2.74)        6.24         3.44
                                              --------      --------    --------     --------     --------     --------
DISTRIBUTIONS
  Net Investment Income ................            --            --       (0.01)          --           --           --
  In Excess of Net Investment
    Income .............................            --            --       (0.02)          --        (0.03)          --
  Net Realized Gain ....................            --            --          --        (1.92)       (1.63)          --
  In Excess of Net Realized
    Gain ...............................            --            --       (0.05)       (1.31)          --           --
                                              --------      --------    --------     --------     --------     --------
Total Distributions ....................            --            --       (0.08)       (3.23)       (1.66)          --
                                              --------      --------    --------     --------     --------     --------
NET ASSET VALUE, END OF
  PERIOD ...............................      $  11.57      $  13.69    $  11.18     $  11.04     $  17.01     $  12.43
                                              ========      ========    ========     ========     ========     ========
Total Return (1) .......................        -15.56%*       22.34%       2.28%      -17.86%       56.04%       38.26%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
  Period (000's) .......................      $  8,053      $ 10,772    $ 10,387     $ 14,577     $ 20,345     $  6,780
Ratio of Expenses to Average
  Net Assets ...........................          2.92%         2.92%       2.96%        3.00%        2.99%        2.86%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets ...........................         (1.45)%       (0.47)%      0.23%       (0.77)%      (0.79)%       0.42%
Portfolio Turnover Rate ................            30%*          78%        163%         249%         241%         131%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss .............      $   0.01      $   0.03    $   0.02     $   0.02     $   0.05     $   0.12
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......          3.09%         3.13%       3.20%        3.16%        3.56%        4.06%
  Net Investment Income/
    Loss to Average Net Assets .........         (1.62)%       (0.68)%     (0.01)%      (0.93)%      (1.36)%      (0.78)%
Ratio of Expenses to Average
  Net Assets excluding
  country tax expense and
  interest expense .....................          2.85%         2.85%       2.85%        2.85%        2.85%        2.85%
-------------------------------------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.



                                       22      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


     The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Fund invests primarily in equity securities. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had accumulated capital loss carryforward for tax purposes of $17,769,993 which will expire between June 30, 2007 and June 30, 2008.

     Net realized gains or losses may differ for financial and tax purposes as a result of losses relating to wash sale transactions.

     At December 31, 2000, for federal income tax purposes, cost of long-and short-term investments is $55,506,075, the aggregate gross unrealized appreciation is $6,576,231 and the aggregate gross unrealized depreciation is $7,423,042, resulting in net unrealized depreciation on long- and short-term investments of $846,811.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                            % PER ANNUM
First $500 million ................................................    1.25%
Next $500 million .................................................    1.20%
Over $1 billion ...................................................    1.15%

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                             CLASS A           AND CLASS C
                         MAX. OPERATING      MAX. OPERATING
                          EXPENSE RATIO       EXPENSE RATIO
                              2.10%               2.85%

     For the period ended December 31, 2000, the Adviser voluntarily waived $56,135 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended December 31, 2000, the Fund recognized expenses of $1,826 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2000, the Fund recognized expenses of $5,470 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other/professional expenses, respectively, in the statement of operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services Inc., an affiliate of the advisor, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2000, the Fund recognized expenses of $29,272. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     With respect to its Class A Shares, Class BShares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A Shares and up to 1.00% of the Class B Shares and Class C Shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distribiutor may receive a front end sales charge for purchases of Class A Shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B Shares and Class C Shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 2000, the Distributor has advised the Fund that it earned initial sales charges of $27,031 for Class A Shares and deferred sales charges of $29,125 and $3,015 for Class B Shares and Class C Shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $26,197 are included in "Other" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended December 31, 2000, the Fund incurred $983 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3.  CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996,

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2000, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                       -----------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First ...............................................       5.00%         1.00%
Second ..............................................       4.00%         None
Third ...............................................       3.00%         None
Fourth ..............................................       2.50%         None
Fifth ...............................................       1.50%         None
Thereafter ..........................................       None          None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                   SIX MONTHS ENDED      YEAR ENDED
                                                                  DECEMBER 31, 2000    JUNE 30, 2000
                                                                  -----------------    -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .................................................         638,718          2,253,909
     Redeemed ...................................................        (797,636)        (2,506,657)
                                                                    -------------      -------------
   Net Decrease in Class A Shares Outstanding ...................        (158,918)          (252,748)
                                                                    =============      =============
   Dollars:
     Subscribed .................................................   $   8,932,751      $  29,534,280
     Redeemed ...................................................     (10,769,313)       (29,421,115)
                                                                    -------------      -------------
   Net Increase/Decrease ........................................   $  (1,836,562)     $     113,165
                                                                    =============      =============
   Ending Paid in Capital .......................................   $  44,179,989      $  46,117,225+
                                                                    =============      =============

CLASS B:
   Shares:
     Subscribed .................................................          48,810            276,063
     Redeemed ...................................................        (187,475)          (502,008)
                                                                    -------------      -------------
   Net Decrease in Class B Shares Outstanding ...................        (138,665)          (225,945)
                                                                    =============      =============
   Dollars:
     Subscribed .................................................   $     635,139      $   3,511,416
     Redeemed ...................................................      (2,355,701)        (6,134,553)
                                                                    -------------      -------------
   Net Decrease .................................................   $  (1,720,562)     $  (2,623,137)
                                                                    =============      =============
   Ending Paid in Capital .......................................   $  24,650,849      $  26,423,794+
                                                                    =============      =============

CLASS C:
   Shares:
     Subscribed .................................................          31,629            234,457
     Redeemed ...................................................        (122,353)          (376,362)
                                                                    -------------      -------------
   Net Decrease in Class C Shares Outstanding ...................         (90,724)          (141,905)
                                                                    =============      =============
   Dollars:
     Subscribed .................................................   $     413,236      $   3,132,266
     Redeemed ...................................................      (1,548,784)        (4,545,170)
                                                                    -------------      -------------
   Net Decrease .................................................   $  (1,135,548)     $  (1,412,904)
                                                                    =============      =============
   Ending Paid in Capital .......................................   $  12,887,756      $  14,054,141+
                                                                    =============      =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES.


4.  INVESTMENT TRANSACTIONS

For the period ended December 31, 2000, the Fund made purchases of $17,958,407 and sales of $22,151,078 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at www.vankampen.com--         [ILLUSTRATION OF COMPUTER]
to view a prospectus, select DOWNLOAD PROSPECTUS

-  call us at (800) 341-2911 weekdays from 7:00 a.m.
to 7:00 p.m. central time. Telecommunications        [ILLUSTRATION OF PHONE]
Device for the Deaf (TDD) users, call
(800)421-2833.

-  e-mail us by visiting www.vankampen.com and       [ILLUSTRATION OF ENVELOPES]
selecting CONTACT US

 * Closed to new investors
** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LATIN AMERICAN FUND


BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY


OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C- VAN KAMPEN FUNDS, INC., 2001. ALL RIGHTS RESERVED.

YOUR NOTES:

459, 559, 659                                         PRESORTED
MSLA SAR 02/01                                        STANDARD
1478B01-AP-2/01                                     U.S. Postage
VAN KAMPEN FUNDS INC.                                   PAID
1 Parkview Plaza                                     VAN KAMPEN
P.O. Box 5555                                        INVESTMENTS
Oakbrook Terrace, Illinois 60181-5555

                                   VAN KAMPEN
                                   VALUE FUND


                                SEMIANNUAL REPORT
                                DECEMBER 31, 2000

                      [WALL STREET/STOCK EXCHANGE COLLAGE]

                                   VAN KAMPEN
                                   INVESTMENTS

                               TABLE OF CONTENTS



                                        OVERVIEW
                          LETTER TO SHAREHOLDERS     1
                               ECONOMIC SNAPSHOT     2

                             PERFORMANCE SUMMARY
                               RETURN HIGHLIGHTS     4

                           PORTFOLIO AT A GLANCE
                                TOP TEN HOLDINGS     5
                                TOP FIVE SECTORS     5
                Q&A WITH YOUR PORTFOLIO MANAGERS     6
                               GLOSSARY OF TERMS     8

                                  BY THE NUMBERS
                         YOUR FUND'S INVESTMENTS     9
                            FINANCIAL STATEMENTS    14
                   NOTES TO FINANCIAL STATEMENTS    20

                          VAN KAMPEN INVESTMENTS
                  THE VAN KAMPEN FAMILY OF FUNDS    26
           FUND OFFICERS AND IMPORTANT ADDRESSES    27



       THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE
                               FUND BEING OFFERED.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

[SIDEBAR]
IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT

CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1998--SEPTEMBER 30, 2000)

[BAR CHART]

Sep 98                   3.8%
Dec 98                   5.9%
Mar 99                   3.5%
Jun 99                   2.5%
Sep 99                   5.7%
Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.6%
Sep 00                   2.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1998--DECEMBER 31, 2000)

[LINE CHART]

          INTEREST RATES     INFLATION
Dec 98         4.75%            1.6%
Jan 99         4.75%            1.7%
Feb 99         4.75%            1.7%
Mar 99         4.75%            1.8%
Apr 99         4.75%            2.3%
May 99         4.75%            2.1%
Jun 99          5.0%            2.0%
Jul 99          5.0%            2.1%
Aug 99         5.25%            2.3%
Sep 99         5.25%            2.6%
Oct 99         5.25%            2.6%
Nov 99          5.5%            2.6%
Dec 99          5.5%            2.7%
Jan 00          5.5%            2.7%
Feb 00         5.75%            3.2%
Mar 00          6.0%            3.8%
Apr 00          6.0%            3.1%
May 00          6.5%            3.2%
Jun 00          6.5%            3.7%
Jul 00          6.5%            3.7%
Aug 00          6.5%            3.4%
Sep 00          6.5%            3.5%
Oct 00          6.5%            3.4%
Nov 00          6.5%            3.4%
Dec 00          6.5%            3.4%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                              PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2000)

                                                   A SHARES   B SHARES   C SHARES
--------------------------------------------------------------------------------
Six-month total return based on NAV(1)              25.67%     25.17%     25.20%
--------------------------------------------------------------------------------
Six-month total return(2)                           18.48%     20.17%     24.20%
--------------------------------------------------------------------------------
One-year total return(2)                            14.21%     15.21%     19.24%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)          3.21%      3.55%      4.19%
--------------------------------------------------------------------------------
Commencement date                                   7/7/97     7/7/97     7/7/97
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND CLASS C SHARES AND RULE 12b-1 FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE
     RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND
     CLASS C SHARES IS 1%.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2000)

1.   HEALTHSOUTH                                                            5.1%
     Provides rehabilitative health care and outpatient services in the United States, Australia, Puerto Rico, and the United Kingdom.

2.   HEALTH NET                                                             5.0%
     Provides health care and medical coverage in the United States.

3.   WASHINGTON MUTUAL                                                      3.9%
     Provides financial services in the western and southern United States.

4.   WORLDCOM                                                               2.9%
     Provides international communications services and network services to corporations worldwide.

5.   PARKER HANNIFIN                                                        2.8%
     Manufactures motion-control products and fluid power systems used in industrial and aerospace applications.

6.   TENET HEALTHCARE                                                       2.7%
     Owns and operates hospitals in the United States and Spain.

7.   SBC COMMUNICATIONS                                                     2.3%
     Offers telecommunication, Internet access, and cable-television services in the United States.

8.   AETNA                                                                  2.2%
     Administers health, dental and group insurance plans nationwide.

9.   EATON                                                                  2.1%
     Manufactures equipment and parts for the aerospace, automotive, and marine industries.

10.  CHASE MANHATTAN                                                        1.9%
     Offers diverse banking services worldwide.

* EXCLUDES SHORT-TERM INVESTMENT AND SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.


[BAR CHART]


TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

                                  December 31, 2000    June 30, 2000
Financial Services                            20.9%            18.2%
Health Care                                   17.0%            20.7%
Heavy Industry/Transportation                 15.6%            14.0%
Utilities                                     12.9%            12.7%
Technology                                     9.2%             9.2%

* THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2000. THE TEAM IS CO-LED BY RICHARD BEHLER, STEVEN EPSTEIN, BRIAN KRAMP, AND ERIC SCHARPF, MILLER ANDERSON & SHERRERD, LLP. BEHLER HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1997. [NOTE: EPSTEIN, KRAMP, AND SCHARPF JOINED THE FUND IN JANUARY 2001, AFTER THE REPORTING PERIOD CLOSED.] THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND TO WHAT DO YOU ATTRIBUTE THE FUND'S PERFORMANCE?

A    During the second half of 2000, the stock market continued its decline as investors grew increasingly concerned about slowing economic growth and its effect on corporate profits. Market volatility reached a record high, and stocks with high price tags--most notably technology stocks--were hit particularly hard. Fearing recession, many investors decided these richly valued stocks were too speculative to perform in a slowing economy, so they turned to stocks they perceived to have greater defensive characteristics. These defensive stocks often have lower prices relative to their earnings potential and are therefore generally referred to as value stocks.

     This rotation away from high-priced stocks benefited the performance of the fund, which invests primarily in value stocks. We were pleased by the magnitude of the fund's outperformance during the period. The fund gained 25.67 percent for the six-month period ended December 31, 2000, far surpassing the performance of the overall stock market, as measured by the Standard & Poor's 500 Index (CLASS A SHARES AT NET ASSET VALUE, INCLUDING A 12b-1 FEE OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BY COMPARISON, THE S&P 500 INDEX FELL 8.71 PERCENT FOR THE SAME PERIOD. THE S&P 500 INDEX IS A BROAD-BASED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY HELD COMMON STOCKS. THIS INDEX IS A STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND DURING THIS PERIOD?

A    Regardless of what investment style might be popular at any given time, we stick to our value-based stock selection criteria. First, we look for stocks with low price-to-earnings (P/E) ratios, which is a measure of a stock's perceived worth. Second, we screen for stocks that underperformed the market over the previous 12 to 18 months by an amount we believe is significant. Finally, we search for companies with flat or rising 12-month operating earnings forecasts. In our opinion, these factors help us distinguish stocks on sale with upside potential--what we want--from stocks that may be in trouble with no hope for recovery--what we don't want. In other words, our goal is to purchase cheaply priced stocks of quality companies and hold these stocks until their P/E ratios rise sufficiently to trigger a sell. When a stock is sold, we then reinvest the assets in low P/E stocks that meet our investment criteria.

Q HOW DID YOU STRUCTURE THE FUND'S PORTFOLIO DURING THE PERIOD?

A    Consistent with our investment discipline, the fund's largest positions were in sectors that carried the lowest P/E ratios. As a result, during the beginning of the reporting period, the fund had high exposure to capital equipment, consumer durables, basic resources, and health care. However, as these sectors rallied and became relatively more expensive, we opted to sell or trim certain holdings. In keeping with our strategy, we reinvested those assets into cheaper stocks. For example, the fund ended the period with a significant allocation to low-P/E technology stocks. As of December 31, 2000, two technology stocks, Micron Technology and National Semiconductor, and two telecommunications stocks, SBC Communications and WorldCom, were among the fund's 20 largest holdings.

     Many of the fund's best-performing stocks during the period were in health-care services, including HEALTHSOUTH, Health Net, and Tenet Healthcare. These companies benefited from an improved industry environment. The fund's capital-goods holdings also contributed to performance, especially Honeywell, which was acquired by General Electric. Three other strong performers--Associates Financial, AXA Financial, and Reliastar--were also the objects of takeovers.

     Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 5.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND IN THE MONTHS AHEAD?

A    In our view, the outlook for the fund may remain favorable if investors continue to focus on stock valuations in relation to each stock's fundamentals. The fund tended to perform poorly when investors were willing to pay any price for a stock, no matter how expensive. In the near term, however, we do not anticipate a return to this trend as investors continue to be uncertain of the strength of the economy and its potential impact on corporate earnings. Typically, investors are slow to regain confidence in expensive stocks under these circumstances.

GLOSSARY OF TERMS


A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

PRICE-TO-EARNINGS (P/E) RATIO: Shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
COMMON STOCKS 97.3%
BASIC RESOURCES 7.8%
BASIC CHEMICALS 4.7%
Dow Chemical Co. .....................................     42,000    $ 1,538,250
E.I du Pont de Nemours & Co. .........................     28,900      1,396,231
IMC Global, Inc. .....................................     87,900      1,367,944
PPG Industries, Inc. .................................     28,300      1,310,644
Praxair, Inc. ........................................     37,100      1,646,312
                                                                     -----------
                                                                       7,259,381
                                                                     -----------

PAPER 0.6%
Georgia-Pacific Group ................................     30,000        933,750
                                                                     -----------

SPECIALTY CHEMICALS 2.5%
Engelhard Corp. ......................................    146,100      2,976,788
Rohm & Haas Co. ......................................     26,800        973,175
                                                                     -----------
                                                                       3,949,963
                                                                     -----------

TOTAL BASIC RESOURCES ...........................................     12,143,094
                                                                     -----------

BEVERAGES & PERSONAL PRODUCTS 1.6%
PERSONAL PRODUCTS 1.6%
Fortune Brands, Inc. .................................     82,800      2,484,000
                                                                     -----------

CONSUMER DURABLES 2.6%
AUTOMOBILES 0.6%
Ford Motor Co. .......................................     29,721        696,586
General Motors Corp. .................................      4,080        207,825
                                                                     -----------
                                                                         904,411
                                                                     -----------

AUTOMOTIVE RELATED 0.3%
Delphi Automotive Systems Corp. ......................     47,100        529,875
                                                                     -----------

BUILDING & HOUSING 0.6%
Masco Corp. ..........................................     34,500        886,219
                                                                     -----------

FURNISHING & APPLIANCES 1.1%
Maytag Corp. .........................................     15,200        491,150
Whirlpool Corp. ......................................     27,600      1,316,175
                                                                     -----------
                                                                       1,807,325
                                                                     -----------
TOTAL CONSUMER DURABLES .........................................      4,127,830
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS      9

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
CONSUMER SERVICES 1.4%
ENTERTAINMENT & LEISURE 0.9%
Harrah's Entertainment, Inc. (a) .....................     52,900    $ 1,395,238
                                                                     -----------
PUBLISHING & BROADCASTING 0.5%
Comcast Corp. 'A' (a) ................................     20,500        855,875
                                                                     -----------
TOTAL CONSUMER SERVICES .........................................      2,251,113
                                                                     -----------
ENERGY  4.6%
OIL--DOMESTIC & CRUDE  1.9%
Apache Corp. .........................................     27,400      1,919,713
Conoco, Inc. 'B' .....................................     35,600      1,030,175
                                                                     -----------
                                                                       2,949,888
                                                                     -----------
OIL--INTERNATIONAL 2.7%
Exxon Mobil Corp. ....................................     28,300      2,460,331
Texaco, Inc. .........................................     30,000      1,863,750
                                                                     -----------
                                                                       4,324,081
                                                                     -----------
TOTAL ENERGY ....................................................      7,273,969
                                                                     -----------
FINANCIAL SERVICES 20.9%
BANKS 11.5%
Bank of America Corp. ................................     26,700      1,224,863
Chase Manhattan Corp. ................................     66,860      3,037,951
First Union Corp. (N.C.) .............................     50,500      1,404,531
Firstar Corp. ........................................     63,200      1,469,400
FleetBoston Financial Corp. ..........................     42,797      1,607,562
PNC Financial Services Group .........................     24,000      1,753,500
Washington Mutual, Inc. ..............................    115,750      6,141,985
Wells Fargo Co. ......................................     23,500      1,308,656
                                                                     -----------
                                                                      17,948,448
                                                                     -----------
CREDIT & FINANCE 3.3%
Fannie Mae ...........................................     19,600      1,700,300
Freddie Mac ..........................................     26,900      1,852,738
Household International, Inc. ........................     29,800      1,639,000
                                                                     -----------
                                                                       5,192,038
                                                                     -----------
INSURANCE 6.1%
Allstate Corp. .......................................     48,700      2,121,494
American General Corp. ...............................     32,000      2,608,000
Erie Indemnity Co. 'A' ...............................     59,500      1,773,844
Hartford Financial Services Group ....................     29,340      2,072,137
John Hancock Financial Services, Inc. ................     26,100        982,012
                                                                     -----------
                                                                       9,557,487
                                                                     -----------
TOTAL FINANCIAL SERVICES ........................................     32,697,973
                                                                     -----------


                                       10      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
FOOD & TOBACCO 1.4%
TOBACCO 1.4%
Philip Morris Cos., Inc. .............................     48,300    $ 2,125,200
                                                                     -----------
HEALTH CARE 17.0%
HEALTH SERVICES 17.0%
Aetna, Inc. (a) ......................................     82,400      3,383,550
Cigna Corp. ..........................................      6,400        846,720
Health Net, Inc. (a) .................................    299,300      7,837,919
HEALTHSOUTH Corp. (a) ................................    487,700      7,955,606
McKesson HBOC, Inc. ..................................     68,300      2,451,287
Tenet Healthcare Corp. (a) ...........................     93,600      4,159,350
                                                                     -----------
                                                                      26,634,432
                                                                     -----------

HEAVY INDUSTRY/TRANSPORTATION 15.6%
AEROSPACE 1.0%
General Dynamics Corp. ...............................     10,900        850,200
Northrop Grumman Corp. ...............................      7,800        647,400
                                                                     -----------
                                                                       1,497,600
                                                                     -----------

AIR TRANSPORTATION 0.3%
Delta Airlines, Inc. .................................     10,000        501,875
                                                                     -----------

ELECTRICAL EQUIPMENT 0.3%
Honeywell International, Inc. ........................      8,800        416,350
                                                                     -----------

MACHINERY 10.7%
Cooper Industries, Inc. ..............................     36,700      1,685,906
Cummins Engine Co., Inc. .............................     52,000      1,972,750
Eaton Corp. ..........................................     44,400      3,338,325
Illinois Tool Works, Inc. ............................     31,800      1,894,087
Ingersoll-Rand Co. ...................................     34,100      1,427,938
Navistar International Corp. (a) .....................     83,300      2,181,419
Parker-Hannifin Corp. ................................     98,525      4,347,416
                                                                     -----------
                                                                      16,847,841
                                                                     -----------

MISCELLANEOUS INDUSTRIALS 3.3%
Dover Corp. ..........................................     60,800      2,466,200
United Technologies Corp. ............................     34,700      2,728,287
                                                                     -----------
                                                                       5,194,487
                                                                     -----------
TOTAL HEAVY INDUSTRY/TRANSPORTATION .............................     24,458,153
                                                                     -----------
RETAIL 2.3%
APPAREL 1.0%
VF Corp. .............................................     43,400      1,572,816
                                                                     -----------
FOOD RETAILERS 0.4%
Albertson's, Inc. ....................................     24,700        654,550
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
SPECIALTY SHOPS 0.9%
Toys 'R' Us, Inc. (a) ................................     86,200    $ 1,438,462
                                                                     -----------
TOTAL RETAIL ....................................................      3,665,828
                                                                     -----------

TECHNOLOGY 9.2%
COMPUTERS & OFFICE EQUIPMENT 2.4%
Compaq Computer Corp. ................................     57,900        871,395
Lexmark International, Inc. 'A' (a) ..................     39,000      1,728,187
Quantum Corp.-DLT & Storage Systems (a) ..............     91,400      1,216,763
                                                                     -----------
                                                                       3,816,345
                                                                     -----------

ELECTRONICS 6.8%
Avnet, Inc. ..........................................     31,700        681,550
KLA-Tencor Corp. (a) .................................     53,600      1,805,650
Micron Technology, Inc. (a) ..........................     83,000      2,946,500
Motorola, Inc. .......................................    122,200      2,474,550
National Semiconductor Corp. (a) .....................    133,500      2,686,687
                                                                     -----------
                                                                      10,594,937
                                                                     -----------
TOTAL TECHNOLOGY ................................................     14,411,282
                                                                     -----------

UTILITIES 12.9%
ELECTRIC POWER 1.7%
Cinergy Corp. ........................................     35,200      1,236,400
Duke Energy Corp. ....................................     17,300      1,474,825
                                                                     -----------
                                                                       2,711,225
                                                                     -----------

NATURAL GAS PIPELINES 1.7%
Coastal Corp. ........................................     29,900      2,640,544
                                                                     -----------

TELEPHONE SERVICES 9.5%
AT&T Corp. ...........................................     71,300      1,234,381
BellSouth Corp. ......................................     24,700      1,011,156
SBC Communications, Inc. .............................     73,900      3,528,725
Sprint Corp. .........................................     99,000      2,010,938
Verizon Communications, Inc. .........................     51,372      2,575,021
WorldCom, Inc. (a) ...................................    319,600      4,474,400
                                                                     -----------
                                                                      14,834,621
                                                                     -----------
TOTAL UTILITIES .................................................     20,186,390
                                                                     -----------
TOTAL LONG-TERM INVESTMENTS 97.3%
    (Cost $131,829,712) .........................................    152,459,264
                                                                     -----------


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                          PAR
DESCRIPTION                                              VALUE         VALUE
SHORT-TERM INVESTMENT 2.8%
REPURCHASE AGREEMENT 2.8%
Chase Securities, Inc. 5.60%, dated 12/29/00,
due 1/2/01, to be repurchased at $4,386,728,
collateralized by $3,340,000 U.S. Treasury Bonds
8.125%, due 8/15/21, valued at $4,464,731
    (Cost $4,384,000) ................................ $4,384,000   $  4,384,000
                                                                    ------------

TOTAL INVESTMENTS 100.1%
    (Cost $136,213,712) .........................................    156,843,264
LIABILITIES IN EXCESS OF OTHER ASSETS -0.1% .....................       (138,918)
                                                                    ------------

NET ASSETS 100% .................................................   $156,704,346
                                                                    ============

(a) NON-INCOME PRODUCING SECURITY


SEE NOTES TO FINANCIAL STATEMENTS      13

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
(UNAUDITED)

ASSETS:
Investments at Value (Cost $136,213,712) ..................................   $ 156,843,264
Cash ......................................................................       2,689,569
Receivable for:
  Investments Sold ........................................................       4,939,857
  Fund Shares Sold ........................................................         257,808
  Dividends ...............................................................         141,704
  Interest ................................................................           2,728
Deferred Organizational Costs .............................................           1,906
Other .....................................................................          35,773
                                                                              -------------
    Total Assets ..........................................................     164,912,609
                                                                              -------------
LIABILITIES:
Payable for:
  Investments Purchased ...................................................       4,068,389
  Fund Shares Redeemed ....................................................       3,594,516
  Distribution Fees .......................................................         179,465
  Shareholder Reporting Expenses ..........................................         121,436
  Investment Advisory Fees ................................................          94,917
  Transfer Agent Fees .....................................................          41,512
  Directors' Fees and Expenses ............................................          37,302
  Administrative Fees .....................................................          36,019
  Custody Fees ............................................................          19,031
  Professional Fees .......................................................          15,676
                                                                              -------------
    Total Liabilities .....................................................       8,208,263
                                                                              -------------
NET ASSETS ................................................................   $ 156,704,346
                                                                              =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ...   $      13,876
Paid in Capital in Excess of Par ..........................................     157,470,318
Net Unrealized Appreciation on Investments ................................      20,629,552
Accumulated Net Investment Loss ...........................................         (16,991)
Accumulated Net Realized Loss .............................................     (21,392,409)
                                                                              -------------

NET ASSETS ................................................................   $ 156,704,346
                                                                              =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $58,866,537 and 5,168,496 Shares Outstanding) .........................   $       11.39
                                                                              =============
    Maximum Sales Charge ..................................................            5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/(100% - maximum sales charge)) ............................   $       12.08
                                                                              =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $79,156,938 and 7,044,765 Shares Outstanding)* ........................   $       11.24
                                                                              =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $18,680,871 and 1,663,074 Shares Outstanding)* ........................   $       11.23
                                                                              =============


* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.

                                       14      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2000
(UNAUDITED)

INVESTMENT INCOME:
Dividends ..............................................   $  1,321,938
Interest ...............................................         98,731
                                                           ------------
    Total Income .......................................      1,420,669
                                                           ------------
EXPENSES:
Investment Advisory Fees ...............................        583,443
Distribution Fees (Attributed to Classes A, B and C
  of $70,246, $369,419 and $79,600, respectively) ......        519,265
Administrative Fees ....................................        185,090
Shareholder Reports ....................................         75,360
Transfer Agent Fees ....................................         63,949
Filing and Registration Fees ...........................         29,684
Professional Fees ......................................         23,071
Custodian Fees .........................................         19,612
Directors' Fees and Expenses ...........................          5,937
Amortization of Organizational Costs ...................            640
Other ..................................................          3,334
                                                           ------------
    Total Expenses .....................................      1,509,385
    Less Expense Reductions ............................       (107,892)
                                                           ------------
    Net Expenses .......................................      1,401,493
                                                           ------------
NET INVESTMENT INCOME ..................................   $     19,176
                                                           ============

NET REALIZED GAIN/LOSS ON:
Investments ............................................   $  8,742,926
                                                           ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ..............................     (3,287,683)
                                                           ------------
  End of the Period:
    Investments ........................................     20,629,552
                                                           ------------
Net Unrealized Appreciation During the Period ..........     23,917,235
                                                           ------------
NET REALIZED AND UNREALIZED GAIN .......................   $ 32,660,161
                                                           ============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...   $ 32,679,337
                                                           ============


SEE NOTES TO FINANCIAL STATEMENTS      15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND YEAR ENDED JUNE 30, 2000 (UNAUDITED)

                                                        SIX MONTHS ENDED          YEAR ENDED
                                                        DECEMBER 31, 2000       JUNE 30, 2000
                                                        -----------------       -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income ............................        $      19,176         $      24,278
Net Realized Gain/Loss ...........................            8,742,926           (20,783,017)
Net Unrealized Appreciation/Depreciation
   During the Period .............................           23,917,235           (20,622,025)
                                                          -------------         -------------
Net Increase/Decrease in Net Assets Resulting
   from Operations ...............................           32,679,337           (41,380,764)
                                                          -------------         -------------
DISTRIBUTIONS:
Net Investment Income:
   Class A .......................................              (40,767)              (61,414)
                                                          -------------         -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed .......................................           15,255,743            30,551,699
Distributions Reinvested .........................               37,990                57,035
Redeemed .........................................          (28,777,049)         (103,874,481)
                                                          -------------         -------------
Net Decrease in Net Assets Resulting from
   Capital Share Transactions ....................          (13,483,316)          (73,265,747)
                                                          -------------         -------------
Total Increase/Decrease in Net Assets ............           19,155,254          (114,707,925)
NET ASSETS--Beginning of Period ..................          137,549,092           252,257,017
                                                          -------------         -------------
NET ASSETS--End of Period (Including
   accumulated net investment income/loss
   of $(16,991) and $4,600, respectively) ........        $ 156,704,346         $ 137,549,092
                                                          =============         =============


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                   SIX MONTHS ENDED                        JULY 7,
                                     DECEMBER 31,   YEAR ENDED JUNE 30,   1997* TO
                                        2000#       -------------------   JUNE 30,
CLASS A SHARES                       (UNAUDITED)      2000#     1999#      1998#
                                   ------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ..........         $ 9.07    $ 10.88      $ 10.53    $ 10.00
                                         ------     -------     -------    -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income ........           0.03       0.05         0.07       0.11
  Net Realized and Unrealized
    Gain/Loss ..................           2.30      (1.85)        0.51       0.56
                                         ------     -------     -------    -------
Total From Investment Operations           2.33      (1.80)        0.58       0.67
                                         ------     -------     -------    -------
DISTRIBUTIONS
  Net Investment Income ........          (0.01)     (0.01)       (0.06)     (0.08)
  In Excess of Net Investment Income         --         --        (0.00)+    (0.01)
  Net Realized Gain ............             --         --           --      (0.05)
  In Excess of Net Realized Gain             --         --        (0.17)       --
                                         ------     -------     -------    -------
Total Distributions ............          (0.01)     (0.01)       (0.23)     (0.14)
                                         ------     -------     -------    -------
NET ASSET VALUE, END OF PERIOD .         $11.39     $ 9.07      $ 10.88    $ 10.53
                                         ======     =======     =======    =======
Total Return (1) ...............          25.67%**  -16.56%        5.83%      6.74%**

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)       $58,866    $52,611      $95,208   $137,447
Ratio of Expenses to Average
  Net Assets ...................           1.45%      1.45%        1.45%      1.45%
Ratio of Net Investment Income
  to Average Net Assets ........           0.49%      0.49%        0.74%      1.02%
Portfolio Turnover Rate ........             65%**     104%          64%        38%**
--------------------------------------------------------------------------------


Effect of Voluntary Expense
  Reductions During the Period
Per Share Benefit to Net
  Investment Income ............         $ 0.01     $ 0.01       $ 0.00+    $ 0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets           1.62%      1.53%        1.48%      1.60%
  Net Investment Income to
    Average Net Assets .........           0.34%      0.41%        0.73%      0.88%
--------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS
**   NON-ANNUALIZED
+    AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25%.
#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                      SIX MONTHS ENDED                         JULY 7,
                                        DECEMBER 31,   YEAR ENDED JUNE 30,    1997* TO
                                          2000#        -------------------    JUNE 30,
CLASS B SHARES                         (UNAUDITED)     2000#      1999#        1998#
                                      -------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ..............     $ 8.98        $ 10.84     $ 10.51      $ 10.00
                                         ------        -------     -------      -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss .......      (0.01)         (0.03)      (0.00)+       0.03
  Net Realized and Unrealized
    Gain/Loss ......................       2.27          (1.83)       0.51         0.56
                                         ------        -------     -------      -------
Total From Investment Operations ...       2.26          (1.86)       0.51         0.59
                                         ------        -------     -------      -------
DISTRIBUTIONS
  Net Investment Income ............       --            --          (0.01)       (0.03)
  In Excess of Net Investment Income       --            --          --           (0.00)+
  Net Realized Gain ................       --            --          --           (0.05)
  In Excess of Net Realized Gain ...       --            --          (0.17)         --
                                         ------        -------     -------      -------
Total Distributions ................       --            --          (0.18)       (0.08)
                                         ------        -------     -------      -------
NET ASSET VALUE, END OF PERIOD .....    $ 11.24        $  8.98     $ 10.84      $ 10.51
                                         ======        =======     =======      =======
Total Return (1) ...................      25.17%**      -17.16%       5.02%        6.01%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..    $79,157        $70,353    $127,978     $142,741
Ratio of Expenses to Average
  Net Assets .......................       2.20%          2.20%       2.20%        2.20%
Ratio of Net Investment Income/Loss
  to Average Net Assets ............      (0.26)%        (0.26)%     (0.03)%       0.28%
Portfolio Turnover Rate ............         65%**         104%         64%          38%**
--------------------------------------------------------------------------------


Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss .........     $ 0.01          $0.01       $0.00+    $   0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...       2.37%          2.28%       2.23%        2.35%
  Net Investment Income/Loss to
    Average Net Assets .............      (0.41)%        (0.34)%     (0.05)%       0.14%
--------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS
**   NON-ANNUALIZED
+    AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.
#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                               SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                   SIX MONTHS ENDED                        JULY 7,
                                      DECEMBER 31,   YEAR ENDED JUNE 30,  1997* TO
                                         2000#       ------------------   JUNE 30,
CLASS C SHARES                        (UNAUDITED)      2000#     1999#     1998#
                                   -------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.............      $ 8.97       $ 10.83   $ 10.50    $ 10.00
                                        ------       -------   -------    -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income/Loss......       (0.01)        (0.03)    (0.00)+     0.03
  Net Realized and Unrealized
    Gain/Loss.....................        2.27         (1.83)     0.51       0.55
                                        ------       -------   -------    -------
Total From Investment Operations..        2.26         (1.86)     0.51       0.58
                                        ------       -------   -------    -------
DISTRIBUTIONS
  Net Investment Income...........          --            --     (0.01)     (0.03)
  In Excess of Net Investment Income        --            --        --      (0.00)+
  Net Realized Gain...............          --            --        --      (0.05)
  In Excess of Net Realized Gain..          --            --     (0.17)        --
                                        ------       -------   -------    -------
Total Distributions...............          --            --     (0.18)     (0.08)
                                        ------       -------   -------    -------
NET ASSET VALUE, END OF PERIOD....     $ 11.23       $  8.97   $ 10.83    $ 10.50
                                        ======       =======   =======    =======
Total Return (1)..................       25.20%**     -17.17%     5.13%      5.83%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).     $18,681       $14,585   $29,071   $ 35,564
Ratio of Expenses to Average
  Net Assets......................        2.20%         2.20%     2.20%      2.20%
Ratio of Net Investment Income/Loss
  to Average Net Assets...........       (0.26)%       (0.29)%   (0.02)%     0.29%
Portfolio Turnover Rate...........          65%**        104%       64%        38%**
--------------------------------------------------------------------------------


Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss........      $ 0.01        $ 0.01     $0.00+    $ 0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets..        2.37%         2.28%     2.23%      2.35%
  Net Investment Income/Loss to
    Average Net Assets............       (0.41)%       (0.37)%   (0.03)%     0.15%
--------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS
**   NON-ANNUALIZED
+    AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.
#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      19

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

     The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund's investment objective is to seek to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios. The Fund commenced operations on July 7, 1997.

1.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending July 6, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of its initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had a capital loss carryforward for tax purposes of $11,748,872, which will expire between June 30, 2007 and June 30, 2008. Net realized gains or losses may differ for financial and tax purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

     At December 31, 2000, for federal income tax purposes, cost of long-and short-term investments is $136,213,712, the aggregate gross unrealized appreciation is $30,608,632 and the aggregate gross unrealized depreciation is $9,979,080, resulting in net unrealized appreciation on long- and short-term investments of $20,629,552.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Permanent book to tax basis differences are not included in ending accumulated net investment loss for the purpose of calculating net investment income/loss per share in the Financial Highlights.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Miller Anderson & Sherrerd, LLP (the "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                              % PER ANNUM
First $500 million .................................     0.80%
Next $500 million ..................................     0.75%
Over $1 billion ....................................     0.70%

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                       CLASS B
                  CLASS A            AND CLASS C
              MAX. OPERATING       MAX. OPERATING
               EXPENSE RATIO        EXPENSE RATIO
                   1.45%                2.20%

     For the period ended December 31, 2000, the Adviser voluntarily waived $107,892 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended December 31, 2000, the Fund recognized expenses of $4,730 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2000, the Fund recognized expenses of $5,823 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other/professional expenses, respectively, in the statement of operations.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services Inc., an affiliate of the advisor, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2000, the Fund recognized expenses of $63,949. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A Shares and up to 1.00% of the Class B Shares and Class C Shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A Shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B Shares and Class C Shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 2000, the Distributor has advised the Fund that it earned initial sales charges of $96,504 for Class A Shares and deferred sales charges of $171,276 and $1,974 for Class B Shares and Class C Shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended,

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

may be invested in the common shares of those funds selected by the directors. Investments in such funds of $30,502 are included in "Other" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended December 31, 2000, the Fund incurred $750 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3.   CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2000, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                      CONTINGENT DEFERRED SALES
                                     CHARGE ON ASSETS SUBJECT TO
                                            SALES CHARGE
                                     ---------------------------
YEAR OF REDEMPTION                       CLASS B     CLASS C
First                                      5.00%       1.00%
Second                                     4.00%       None
Third                                      3.00%       None
Fourth                                     2.50%       None
Fifth                                      1.50%       None
Thereafter                                 None        None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                   DECEMBER 31, 2000     JUNE 30, 2000
                                                   -----------------     -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed..............................           730,170            1,644,231
     Distributions Reinvested................             3,498                6,323
     Redeemed................................        (1,364,259)          (4,598,654)
                                                    ------------         ------------
   Net Decrease in Class A Shares Outstanding          (630,591)          (2,948,100)
                                                    ============         ============
   Dollars:
     Subscribed..............................      $  7,584,064         $ 15,329,439
     Distributions Reinvested................            37,990               57,035
     Redeemed................................       (14,043,616)         (42,747,253)
                                                    ------------         ------------
   Net Decrease..............................      $ (6,421,562)        $(27,360,779)
                                                    ============         ============
   Ending Paid in Capital....................       $58,457,270         $ 64,879,338+
                                                    ============         ============
CLASS B:
   Shares:
     Subscribed..............................           461,168            1,248,877
     Redeemed................................        (1,252,511)          (5,220,030)
                                                    ------------         ------------
   Net Decrease in Class B Shares Outstanding          (791,343)          (3,971,153)
                                                    ============         ============
   Dollars:
     Subscribed..............................      $  4,780,585         $ 11,612,302
     Redeemed................................       (12,370,302)         (47,873,105)
                                                    ------------         ------------
   Net Decrease..............................      $ (7,589,717)        $(36,260,803)
                                                    ============         ============
   Ending Paid in Capital....................       $79,791,859         $ 87,382,253+
                                                    ============         ============
CLASS C:
   Shares:
     Subscribed..............................           278,298              382,726
     Redeemed................................          (240,345)          (1,441,518)
                                                    ------------         ------------
   Net Increase/Decrease in Class C Shares
   Outstanding...............................            37,953           (1,058,792)
                                                    ============         ============
   Dollars:
     Subscribed..............................      $  2,891,094         $  3,609,958
     Redeemed................................        (2,363,131)         (13,254,123)
                                                    ------------         ------------
   Net Increase/Decrease.....................      $    527,963         $ (9,644,165)
                                                    ============         ============
   Ending Paid in Capital....................       $19,235,065         $ 18,707,242+
                                                    ============         ============

+    ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
     DIFFERENCES.

4.   INVESTMENT TRANSACTIONS

For the period ended December 31, 2000, the Fund made purchases of $92,459,255 and sales of $109,846,004 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-    visit our Web site at     [ILLUSTRATION OF COMPUTER]
     www.vankampen.com--
     to view a prospectus, select
     DOWNLOAD PROSPECTUS

-    call us at (800) 341-2911     [ILLUSTRATION OF PHONE]
     weekdays from 7:00 a.m. to 7:00 p.m.
     central time. Telecommunications
     Device for the Deaf (TDD) users,
     call (800)421-2833.

-    e-mail us by visiting     [ILLUSTRATION OF ENVELOPES]
     www.vankampen.com and
     selecting CONTACT US

*    Closed to new investors
**   Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN VALUE FUND



BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President
STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer
A. THOMAS SMITH III*
   Vice President and Secretary
JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MILLER ANDERSON & SHERRERD, LLP
One Tower Bridge
West Conshohocken,
Pennsylvania 19428

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.
-C-  VAN KAMPEN FUNDS INC., 2001. ALL RIGHTS RESERVED.

     YOUR NOTES:

467, 567, 667                                                        PRESORTED
MSVL SAR 02/01                                                        STANDARD
1479B01-AP-2/01                                                     U.S. Postage
VAN KAMPEN FUNDS INC.                                                  PAID
1 Parkview Plaza                                                    VAN KAMPEN
P.O. Box 5555                                                       INVESTMENTS
Oakbrook Terrace, Illinois 60181-5555

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

                                SEMIANNUAL REPORT
                                DECEMBER 31, 2000

                               [CURRENCY COLLAGE]

                                   VAN KAMPEN
                                  INVESTMENTS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7

                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    21

               NOTES TO FINANCIAL STATEMENTS    27
       FUND OFFICERS AND IMPORTANT ADDRESSES    37


           THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS
                           FOR THE FUND BEING OFFERED.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

[SIDEBAR]
IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT

CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1998--SEPTEMBER 30, 2000)

[BAR CHART]

Sep 98                   3.8%
Dec 98                   5.9%
Mar 99                   3.5%
Jun 99                   2.5%
Sep 99                   5.7%
Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.6%
Sep 00                   2.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(DECEMBER 31, 1998--DECEMBER 31, 2000)

[LINE CHART]

           Interest Rates     Inflation
Dec 98          4.75%            1.6%
Jan 99          4.75%            1.7%
Feb 99          4.75%            1.7%
Mar 99          4.75%            1.8%
Apr 99          4.75%            2.3%
May 99          4.75%            2.1%
Jun 99           5.0%            2.0%
Jul 99           5.0%            2.1%
Aug 99          5.25%            2.3%
Sep 99          5.25%            2.6%
Oct 99          5.25%            2.6%
Nov 99           5.5%            2.6%
Dec 99           5.5%            2.7%
Jan 00           5.5%            2.7%
Feb 00          5.75%            3.2%
Mar 00           6.0%            3.8%
Apr 00           6.0%            3.1%
May 00           6.5%            3.2%
Jun 00           6.5%            3.7%
Jul 00           6.5%            3.7%
Aug 00           6.5%            3.4%
Sep 00           6.5%            3.5%
Oct 00           6.5%            3.4%
Nov 00           6.5%            3.4%
Dec 00           6.5%            3.4%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2000)

                                                 A SHARES     B SHARES    C SHARES
----------------------------------------------------------------------------------
Six-month total return based on NAV(1)             -5.83%       -6.13%      -6.13%
----------------------------------------------------------------------------------
Six-month total return(2)                         -10.34%       -9.67%      -7.01%
----------------------------------------------------------------------------------
One-year total return(2)                           -8.98%       -8.48%      -5.93%
----------------------------------------------------------------------------------
Five-year average annual total return(2)            5.35%        5.41%       5.56%
----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         7.02%        6.74%       6.99%
----------------------------------------------------------------------------------
Commencement date                                 4/21/94       8/1/95     4/21/94
----------------------------------------------------------------------------------
Distribution rate(3)                                8.10%        7.53%       7.53%
----------------------------------------------------------------------------------
SEC Yield(4)                                       13.03%       12.25%      12.25%
----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 4% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND CLASS C SHARES AND RULE 12b-1 FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 4% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%.

(3) DISTRIBUTION RATE REPRESENTS THE MONTHLY ANNUALIZED DISTRIBUTIONS OF THE FUND AT THE END OF THE PERIOD AND NOT THE EARNINGS OF THE FUND.

(4) SEC YIELD IS A STANDARDIZED CALCULATION PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION FOR DETERMINING THE AMOUNT OF NET INCOME A PORTFOLIO SHOULD THEORETICALLY GENERATE FOR THE 30-DAY PERIOD ENDING DECEMBER 31, 2000.

SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

INVESTING IN HIGH-YIELD, LOWER RATED SECURITIES INVOLVES CERTAIN RISKS, WHICH MAY INCLUDE THE POTENTIAL FOR GREATER SENSITIVITY TO GENERAL ECONOMIC DOWNTURNS AND GREATER MARKET PRICE VOLATILITY.

FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                             #PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2000)

Nextel Communications, Inc. 0.00%, 9/15/07 ..................................   3.1%
-------------------------------------------------------------------------------------
Russian Federation 2.50%, 3/31/30 ...........................................   2.0%
-------------------------------------------------------------------------------------
Global Crossing Holdings Ltd. 9.625%, 5/15/08 ...............................   2.0%
-------------------------------------------------------------------------------------
Winstar Communications, Inc. 0.00%, 4/15/10 .................................   2.0%
-------------------------------------------------------------------------------------
Republic of Korea 8.875%, 4/15/08 ...........................................   1.8%
-------------------------------------------------------------------------------------
United Mexican States Par Bond, Series W-A, 6.25%, 12/31/19 .................   1.6%
-------------------------------------------------------------------------------------
Republic of Argentina 6.00%, 3/31/23 ........................................   1.6%
-------------------------------------------------------------------------------------
Federated Republic of Brazil, Series C, PIK, 8.00%, 4/15/14 .................   1.5%
-------------------------------------------------------------------------------------
Government of Russia 12.75%, 6/24/28 ........................................   1.4%
-------------------------------------------------------------------------------------
Federated Republic of Brazil 14.50%, 10/15/09 ...............................   1.4%
-------------------------------------------------------------------------------------

* SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

[BAR CHART]

TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

                       December 31, 2000     June 30, 2000
United States                      48.1%             39.5%
Mexico                             10.2%              7.8%
Brazil                              9.0%             10.9%
Russia                              5.2%              5.7%
Argentina                           5.1%              7.7%

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN WORLDWIDE HIGH INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST SIX MONTHS. THE FUND IS MANAGED BY ROBERT ANGEVINE, ABIGAIL MCKENNA, GORDON W. LOERY, STEPHEN F. ESSER, AND DEANNA LOUGHNANE, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2000.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A: Because the fund's portfolio is allocated among domestic high-yield/high-risk securities and foreign emerging market securities, it operated in two very different environments over the reporting period.

    In the United States, the high-yield bond sector suffered as rising short-term interest rates, a slowing of the U.S. economy, and deteriorating credit quality all contributed to a declining market. This market is generally sensitive to a slowdown in economic activity, especially when investors detect softness in corporate earnings, as was evident in the last half of 2000. Weak corporate earnings, combined with a rise in market bankruptcies and loan defaults, helped sustain a "flight to quality" in the fixed-income arena. Strong demand for higher-rated, lower-risk Treasury securities helped them outperform most other sectors of the fixed-income market.

    Also, investors lost confidence in the prospects of highly leveraged companies as the stock market became increasingly volatile and performance declined. Stock market weakness translated into investor worries about diminished access to capital for some of the more speculative high-yield/high-risk issuers, casting doubts on their ability to repay long-term, high-yield debt.

    On the bright side, this market ended 2000 on a relatively strong note. Returns for December were among the best of the reporting period, as investors came back to a market that many felt was oversold during the fourth quarter. In many cases, the prolonged sell-off in this market had whittled bond prices down to sharp discounts and boosted yields to record levels (by some measures) compared to U.S. Treasury note yields.

    While the market bounced back in December, bond valuations and yields remained at extreme levels. At one point, the average yields for both emerging markets and domestic high-yield debt were a full nine percentage points above those of 10-year Treasuries, a spread not seen in the U.S. high-yield market in nearly a decade and an indication that Treasuries were outperforming these securities.

    Fortunately, emerging markets debt performed quite well over the reporting period as certain sectors were buoyed by more positive conditions, though it was important to recognize and react to both opportunities and rough spots in specific countries.

    For example, strong performance in Russia, Mexico, and Venezuela helped bolster the emerging markets portion of the portfolio. These countries rebounded sharply from recent years, benefiting from a surge in oil prices. Also, exporters such as Mexico gained from a strong U.S. dollar and a robust U.S. economy, which made local products more competitive than American goods and provided a healthy market for the sale of their own goods.

    On the downside, concerns over the future stability of Argentina's currency, which trades at a fixed exchange rate tied to the U.S. dollar, pulled down its debt securities. In general, however, country-specific troubles such as Argentina's currency woes and political unrest in the Philippines did not drag down the emerging markets as a whole.

    For the reporting period, the fund generated a total return of -5.83 percent (CLASS A SHARES AT NET ASSET VALUE, INCLUDING AN ANNUAL 12b-1 FEE OF UP TO .25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 4.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER). OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE WORLDWIDE HIGH INCOME BLENDED INDEX II GENERATED A TOTAL RETURN OF 1.16 PERCENT FOR THE SAME PERIOD. THIS BENCHMARK IS AN UNMANAGED INDEX COMPRISED OF 50 PERCENT CS FIRST BOSTON GLOBAL HIGH YIELD INDEX AND 50 PERCENT J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL. THIS INDEX IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 4.

Q:  WHAT SPECIFIC STRATEGIES DID YOU EMPLOY IN POSITIONING THE PORTFOLIO?

A: In the emerging markets portion of the fund, we decreased the fund's exposure to Argentinean securities, as their weak currency hurt their performance. Fortunately, we were able to take advantage of the strength in Russia, Mexico, and Venezuela, as well as positive conditions in Bulgaria and Poland. We also established a more significant position in Brazil, which has been a strong performer, and saw the fund's allocation to the Russian market expand as these holdings appreciated sharply over the reporting period. At the start of 2000, the fund had an overweighted position in the emerging markets sector. Around the beginning of the reporting period, we began to shift assets into the high-yield sector as values changed. As of the end of the year, these two sectors averaged roughly the same yield, a condition that has not occurred frequently in these markets.

    The primary difficulties faced by the fund were caused by some of its holdings in the domestic high-yield market, particularly those in the telecommunications sector. Pricing pressures on long-distance telephone service, an increase in the supply of fiber networks, and rapidly increasing competition from new start-ups hurt many of these companies.

Also, the sharp drop in stock prices increased concerns about the companies' access to capital and, consequently, their ability to pay off their debt. We trimmed the fund's holdings in this sector, but we remain positive on its prospects in 2001.

    There were some bright spots within the fund's high-yield/high-risk component, as the fund owned some strong performers in the gaming and health-care sectors. While our approach was based on owning companies that have strong industry positions and favorable outlooks for cash flow and asset value in these sectors, other factors helped boost performance. In health care, for example, some hospital management companies enjoyed solid profitability and price relief from revised Medicare reimbursement policies.

    Late in the reporting period, we took profits in these sectors and began shifting assets into more cyclical sectors, such as textiles and autos, and moved selectively into other issues, such as beaten-down telecom issues. We believe many of these issues already reflect the impact of an economic slowdown and are therefore attractively priced.

Q:  WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND IN THE MONTHS AHEAD?

A: The strength of the U.S. economy will likely be a key factor in the performance of the high-yield bond market. While a slowing economy will pose challenges for many individual companies, we are optimistic about a rebound in high-yield/high-risk securities in general, especially in light of the sharp declines in this market over the past two years. We believe the market is already discounting a significant slowing of the economy, and the most recent sell-off has created values that we haven't seen in a decade.

    For this reason, we expect to continue allocating more assets to the domestic high-yield market over time. Even though the emerging markets offer significant yields and attractive values in their own right, we believe there is greater upside potential from domestic high-yield securities. We still plan to maintain a significant exposure in emerging markets, as many countries are improving their fiscal policies and creating solid opportunities for fixed-income investing, but the fund's overall allocation to emerging markets will likely be reduced in the near term.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.


CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles, and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

FLIGHT TO QUALITY: The flow of funds toward safer investments in times of marketplace uncertainty or fear.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                      PAR         MARKET
DESCRIPTION                                                          VALUE        VALUE
CORPORATE BONDS & NOTES  60.0%
ARGENTINA  1.6%
Acindar Industry Argentina 11.25%, 2/15/04 ..................     $  970,000   $    683,850
Cablevision S.A. 13.75%, 5/1/09 (b) .........................        500,000        367,500
CTI Holdings 0.00%, 4/15/08 (d) .............................        965,000        371,525
Multicanal S.A. 13.125%, 4/15/09 ............................        900,000        720,000
                                                                               ------------
                                                                                  2,142,875
                                                                               ------------
AUSTRALIA  0.5%
Glencore Nickel Property Ltd. 9.00%, 12/1/14 ................        220,000        165,000
Murrin Murrin Holdings 9.375%, 8/31/07 ......................        745,000        558,750
                                                                               ------------
                                                                                    723,750
                                                                               ------------
BRAZIL  0.9%
Banco Nacional Desenv Econo 11.714%, 6/16/08 (b) ............      1,300,000      1,216,020
                                                                               ------------
CANADA  0.9%
GT Group Telecom 0.00%, 2/1/10 (b,d) ........................      1,025,000        338,250
Husky Oil Ltd. 8.90%, 8/15/28 (d) ...........................        850,000        851,063
                                                                               ------------
                                                                                  1,189,313
                                                                               ------------
COLOMBIA  0.8%
Occidente Y Caribe 0.00%, 3/15/04 (d) .......................      1,500,000      1,110,000
                                                                               ------------
DENMARK  0.8%
Callahan Nordrhein Corp. 14.00%, 7/15/10 (b) ................      1,200,000      1,074,000
                                                                               ------------
GERMANY  0.1%
RSL Communications plc 0.00%, 3/15/08 (d) ...................      1,610,569         62,377
                                                                               ------------
INDIA  0.1%
Reliance Industries, Inc. 10.50%, 8/6/46 (b) ................        150,000        134,745
                                                                               ------------
INDONESIA  0.8%
Indah Kiat International, Series B, 11.875%, 6/15/02 ........        300,000        202,500
Tjiwi Kimia International BV 13.25%, 8/1/01 .................      1,100,000        858,000
                                                                               ------------
                                                                                  1,060,500
                                                                               ------------
KOREA  0.8%
Hyundai Semiconductor 8.625%, 5/15/07 (b) ...................      1,300,000      1,007,162
                                                                               ------------
LUXEMBURG  0.7%
PTC International Finance BV 11.25%, 12/1/09 (b) ............   EUR1,100,000        991,475
                                                                               ------------
MALAYSIA  0.7%
TM Global, Inc. 8.00%, 12/7/10 (b) ..........................     $  950,000        969,000
                                                                               ------------


SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                      PAR         MARKET
DESCRIPTION                                                          VALUE        VALUE
MEXICO 2.5%
Maxcom Telecomunicaciane, Series B, 13.75%,
     4/1/07 (b) .............................................     $  575,000   $    276,000
Nueve Grupo Iusacell S.A.14.25%, 12/1/06 (b) ................        900,000        888,750
Petro Mexicanos 9.50%, 9/15/27 ..............................        950,000        980,875
TV Azteca S.A.10.125%, 2/15/04 ..............................      1,300,000      1,254,500
                                                                               ------------
                                                                                  3,400,125
                                                                               ------------
NETHERLANDS  2.9%
Hermes Europe Railtel BV 10.375%, 1/15/09 ...................        500,000        205,000
Hermes Europe Railtel BV 11.50%, 8/15/07
     Senior Notes ...........................................        975,000        399,750
Netia Holdings II BV 13.50%, 6/15/09 ........................   EUR1,900,000      1,498,479
Paiton Energy Funding 9.34%, 2/15/14 (b) ....................      1,000,000        300,000
Tele1 Europe BV 13.00%, 5/15/09 .............................        875,000        747,596
United Pan-Europe Communications, Series B,
     10.875%, 8/1/09 ........................................     $1,245,000        796,800
                                                                               ------------
                                                                                  3,947,625
                                                                               ------------
PHILIPPINES  0.4%
Bayan Telecommunications 13.50%, 7/15/06 (b) ................      1,775,000        585,750
                                                                               ------------
TURKEY  0.6%
Cellco Finance 15.00%, 8/1/05 ...............................        840,000        819,000
                                                                               ------------
UNITED KINGDOM  2.0%
British Sky Broadcasting 8.20%, 7/15/09 .....................        650,000        616,837
Colt Telecom Group plc 7.625%, 7/31/08 ......................    EUR 963,785        823,454
Crown Cork & Seal FIN plc 7.00%, 12/15/06 ...................     $  495,000        252,450
Dolphin Telecommunications plc 0.00%, 5/15/09 (d) ...........      1,350,000        148,500
Dolphin Telecommunications plc 0.00%, 6/1/08 (d) ............    EUR 940,000        110,320
Esprit Telecommunications Group plc 11.00%, 6/15/08 .........         64,679          9,361
HMV Media Group, Inc., Series B, 10.875%, 5/15/08 ...........    GBP 620,000        370,636
Telewest Communications plc 0.00%, 4/15/09 (d) ..............     $  800,000        376,000
                                                                               ------------
                                                                                  2,707,558
                                                                               ------------
UNITED STATES  42.9%
Actuant Corp. 13.00%, 5/1/09 ................................        450,000        409,500
Adelphia Communications, Series B, 7.75%, 1/15/09 ...........      1,400,000      1,137,500
Adelphia Communications, Series B, 8.375%, 2/1/08 ...........        600,000        516,000
Adelphia Communications, Series B, 9.875%, 3/1/07 ...........        800,000        746,000
AMSC ASQ Co., Inc. Series B, 12.25%, 4/1/08 .................        885,000        327,450
Anthem Insurance 9.125%, 4/1/10 (b) .........................        655,000        637,184
CA FM Lease Trust, Senior Notes, 8.50%, 7/15/17 (b) .........        878,385        865,209
Centennial Cellular Holdings 10.75%, 12/15/08 ...............      1,425,000      1,339,500
Centex Corp. 9.75%, 6/15/05 .................................        625,000        640,514
Charter Communications Holdings 10.25%, 1/15/10 .............        835,000        814,125
D.R. Horton, Inc. 8.00%, 2/1/09 .............................        510,000        459,000


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                      PAR         MARKET
DESCRIPTION                                                          VALUE        VALUE
UNITED STATES (CONTINUED)
DR Securitized Lease Trust, Series 1993-K1, Class A1,
     6.66%, 8/15/10 .........................................     $  632,241   $    500,166
DR Securitized Lease Trust, Series 1994-K1, Class A1,
     7.60%, 8/15/07 .........................................        771,353        678,474
DR Securitized Lease Trust, Series 1994-K1, Class A2,
     8.375%, 8/15/15 ........................................        250,000        183,920
Echostar DBS Corp. 9.375%, 2/1/09 ...........................        850,000        824,500
EES Coke Battery Co., Inc., Senior Notes, 9.382%,
     4/15/07 (b) ............................................        300,000        165,000
Exodus Communications, Inc. 11.625%, 7/15/10 (b) ............        860,000        765,400
Focal Communications Corp. 0.00%, 2/15/08 (d) ...............      1,000,000        420,000
Focal Communications Corp. 11.875%, 1/15/10 .................        880,000        598,400
Ford Motors Credit Co. 7.375%, 10/28/09 .....................        350,000        349,678
Fresenius Medical Capital Trust II 7.875%, 2/1/08 ...........      1,550,000      1,426,000
Global Crossing Holdings Ltd. 9.625%, 5/15/08 ...............      2,900,000      2,726,000
Globalstar LP/Capital 11.375%, 2/15/04 (b) ..................        770,000         80,850
Globalstar LP/Capital 11.50%, 6/1/05 (b) ....................        125,000         15,625
Globix Corp. 12.50%, 2/1/10 .................................        575,000        212,750
Hayes Lemmerz International, Inc. 8.25%, 12/15/08 ...........      2,115,000      1,364,175
HCA-The Healthcare Corp. 7.69%, 6/15/25 .....................      1,660,000      1,459,538
HCA-The Healthcare Corp. 8.13%, 8/4/03 ......................         85,000         86,131
HCA-The Healthcare Corp. 8.75%, 9/1/10 ......................        590,000        618,473
Hilton Hotels 7.95%, 4/15/07 ................................        930,000        934,322
HMH Properties, Inc., Series A, 7.875%, 8/1/05 ..............        455,000        437,938
Horseshoe Gaming Holdings 8.625%, 5/15/09 ...................      1,600,000      1,566,000
Huntsman ICI Chemicals 10.125%, 7/1/09 ......................   EUR1,150,000      1,090,528
Intermedia Communications, Senior Notes,
     8.50%, 1/15/08 .........................................     $  425,000        297,500
Intermedia Communications, Series B, 0.00%,
     7/15/07 (d) ............................................      2,100,000      1,260,000
International Game Technology 8.375%, 5/15/09 ...............        720,000        718,200
Jet Equipment Trust 8.16%, 12/15/13 (b) .....................        300,000        323,904
Jet Equipment Trust, Series 1995-D, 11.44%,
     11/1/14 (b) ............................................        300,000        317,529
Lear Corp., Series B, 7.96%, 5/15/05 (b) ....................        240,000        226,735
Lear Corp., Series B, 8.11%, 5/15/09 (b) ....................        150,000        136,333
Lennar Corp., Series B, 9.95%, 5/1/10 (b) ...................        665,000        678,300
Level 3 Communications, Inc. 9.125%, 5/1/08 .................      2,150,000      1,736,125
Lucent Technologies 6.45%, 3/15/29 ..........................        620,000        421,875
Lyondell Chemical Co. 9.625%, 5/1/07 ........................      1,630,000      1,581,100
Musicland Group, Inc. 9.00%, 6/15/03 ........................        500,000        495,000
Musicland Group, Inc. 9.875%, 3/15/08 .......................        950,000        950,000
National Steel Corp., Series D, 9.875%, 3/1/09 (b) ..........        575,000        230,000
Nextel Communications, Inc. 0.00%, 9/15/07 (d) ..............      5,300,000      4,187,000


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                      PAR         MARKET
DESCRIPTION                                                          VALUE        VALUE
UNITED STATES (CONTINUED)
NTL, Inc. 0.00%, 4/1/08 (d) .................................   GBP 1,500,000  $  1,210,545
Nuevo Energy Co. 9.375%, 10/1/10 (b) ........................     $  465,000        466,163
Oil Purchase Co. 7.10%, 4/30/02 (b) .........................         99,151         95,185
Owens-Illinois, Inc. 7.35%, 5/15/08 .........................        315,000        166,950
Owens-Illinois, Inc. 7.50%, 5/15/10 .........................      2,730,000      1,419,600
Owens-Illinois, Inc. 7.80%, 5/15/18 .........................         70,000         32,200
Park Place Entertainment 8.50%, 11/15/06 ....................        325,000        335,656
Pemex Project 9.125%, 10/13/10 (b) ..........................        850,000        845,219
Primus Telecommunications Group, Series B,
     9.875%, 5/15/08 ........................................        700,000        189,000
Primus Telecommunications Group 11.25%, 1/5/09 ..............        570,000        153,900
Primus Telecommunications Group 12.75%, 10/15/09 ............        315,000         85,050
PSINet, Inc., Series B, 10.00%, 2/15/05 .....................      2,005,000        521,300
PSINet, Inc., Series B, 11.00%, 8/1/09 ......................      1,350,000        351,000
RCN Corp. 0.00%, 10/15/07 (d) ...............................      3,360,000      1,176,000
Rhythms Netconnections, Inc., Series B,
     14.00%, 2/15/10 (b) ....................................        265,000         60,950
Rhythms Netconnections, Inc., Series B,
     0.00%, 5/15/08 (d) .....................................      2,365,000        283,800
RSL Communications plc 9.125%, 3/1/08 .......................      1,440,000         57,600
RSL Communications plc 12.25%, 11/15/06 .....................        160,000         12,000
Station Casinos, Inc. 9.75%, 4/15/07 ........................        985,000        997,313
Station Casinos, Inc. 10.125%, 3/15/06 ......................        750,000        776,250
Tenet Healthcare Corp. 8.125%, 12/1/08 ......................        500,000        505,000
Tenet Healthcare Corp. 8.625%, 1/15/07 ......................      1,000,000      1,023,750
Tenneco, Inc., Series B, 11.625%, 10/15/09 (b) ..............        100,000         48,500
USA Waste Services 7.125%, 10/1/07 ..........................      1,485,000      1,427,244
USA Waste Services 7.125%, 12/15/17 .........................        200,000        172,166
Viatel, Inc., Series A, 0.00%, 4/15/08 (d) ..................      1,900,000        285,000
Vintage Petroleum, Inc. 8.625%, 2/1/09 ......................        450,000        456,750
Wam!Net, Inc., Series B, 0.00%, 3/1/05 (d) ..................      1,890,000        434,700
Waste Management, Inc. 7.00%, 10/15/06 ......................        535,000        515,515
Waste Management, Inc. 7.65%, 3/15/11 .......................        235,000        227,391
Westpoint Stevens, Inc. 7.875%, 6/15/05 .....................        660,000        491,700
Winstar Communications, Inc. 0.00%, 4/15/10 (d) .............      9,540,000      2,671,200
XM Satellite Radio, Inc. 14.00%, 3/15/10 ....................        700,000        385,000
XO Communications 0.00%, 4/15/08 (d) ........................      3,325,000      1,729,000
XO Communications 10.75%, 11/15/08 ..........................        735,000        606,375
                                                                               ------------
                                                                                 58,170,423
                                                                               ------------
TOTAL CORPORATE BONDS & NOTES
      (Cost $108,344,891) ..................................................     81,311,698
                                                                               ------------


                                       14      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                      PAR         MARKET
DESCRIPTION                                                          VALUE        VALUE
ASSET BACKED SECURITIES 0.7%
UNITED STATES  0.7%
Commercial Financial Services, Inc., Series 1997-5,
     Class A1, 7.72%, 6/15/05 (b,f) .........................     $  857,314   $    171,463
OHA Grantor Trust 11.00%, 9/15/03 (b) .......................        883,509        843,150
                                                                               ------------
TOTAL ASSET BACKED SECURITIES
     (Cost $1,743,862) .....................................................      1,014,613
                                                                               ------------
COLLATERALIZED MORTGAGE OBLIGATIONS  1.2%
UNITED STATES  1.2%
Aircraft Lease Portfolio Securitization Ltd.,
     Series 1996-1, Class DX 12.75%, 6/15/06 ................        601,851        565,650
DLJ Mortgage Acceptance Corp., Series 1997-CF2,
     Class S, IO, 0.342%, 10/15/17 (c) ......................     35,552,539        739,493
DR Structured Finance, Series 1994-K2, 9.35%,
     8/15/19 ................................................        150,000        117,335
Federal Mortgage Acceptance Corp.,
     Series 1996-B, Class C, 7.929%, 11/1/18 (b) ............        534,716        139,005
                                                                               ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
     (Cost $1,792,000) .....................................................      1,561,483
                                                                               ------------
EUROBOND  0.8%
ARGENTINA  0.8%
Republic of Argentina, Series L, 7.625%, 3/31/05 (c)
     (Cost $1,031,411) ......................................      1,144,800      1,041,482
                                                                               ------------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS 32.2%
ARGENTINA  2.7%
Republic of Argentina 6.00%, 3/31/23 (d) ....................      3,200,000      2,220,000
Republic of Argentina 11.75%, 6/15/15 .......................        700,000        635,250
Republic of Argentina 10.25%, 7/21/30 .......................      1,100,000        913,000
                                                                               ------------
                                                                                  3,768,250
                                                                               ------------
BRAZIL  8.1%
Federated Republic of Brazil 12.25%, 3/6/30 .................      1,950,000      1,810,088
Federated Republic of Brazil 14.50%, 10/15/09 ...............      1,673,000      1,846,574
Federated Republic of Brazil Par Bond
     Series Z-L, 6.00%, 4/15/24 (d) .........................      1,200,000        831,750
Federated Republic of Brazil, Series E1, 7.625%,
     4/15/06 (c) ............................................      1,452,000      1,353,990
Federated Republic of Brazil, Series C, PIK, 8.00%,
     4/15/14 ................................................      2,627,829      2,035,746
Federated Republic of Brazil, Series L, 8.00%, 4/15/14 ......        985,128        763,166
Federated Republic of Brazil, Series EI-L,
     7.625%, 4/15/06 (c) ....................................        792,000        738,540
Federated Republic of Brazil, 11.625%, 4/15/04 ..............      1,500,000      1,558,500
                                                                               ------------
                                                                                 10,938,354
                                                                               ------------


SEE NOTES TO FINANCIAL STATEMENTS      15

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                      PAR         MARKET
DESCRIPTION                                                          VALUE        VALUE
BULGARIA 1.7%
Republic of Bulgaria 7.75%, 7/28/11 (c) .....................     $  850,000   $    641,750
Republic of Bulgaria Discount Bond, Series A,
     7.75%, 7/28/24 (c) .....................................      1,350,000      1,032,750
Republic of Bulgaria Front Loaded Interest
     Reduction Bond 3.00%, 7/28/12 (d) ......................        900,000        670,500
                                                                               ------------
                                                                                  2,345,000
                                                                               ------------
COLOMBIA  1.0%
Republic of Colombia 9.75%, 4/23/09 .........................        750,000        631,875
Republic of Colombia 11.75%, 2/25/20 ........................        400,000        344,000
Republic of Colombia 13.35%, 8/13/05 (c) ....................        326,000        324,370
                                                                               ------------
                                                                                  1,300,245
                                                                               ------------
IVORY COAST  0.1%
Ivory Coast 2.00%, 3/31/18 (b,c) ............................      1,650,000        198,000
                                                                               ------------
KOREA  1.8%
Republic of Korea 8.875%, 4/15/08 ...........................      2,200,000      2,382,875
                                                                               ------------
MEXICO  7.7%
United Mexican States 9.875%, 2/1/10 ........................        400,000        430,400
United Mexican States 10.375%, 2/1/09 .......................        850,000        931,600
United Mexican States 11.50%, 5/15/26 .......................        900,000      1,095,750
United Mexican States Discount Bonds, Series A,
     7.515%, 12/31/19 (c) ...................................      1,300,000      1,293,500
United Mexican States Discount Bonds, Series B,
     7.563%, 12/31/19 (c) ...................................      1,750,000      1,741,250
United Mexican States Discount Bonds, Series D,
     7.425%, 12/31/19 (c) ...................................      1,450,000      1,442,750
United Mexican States Par Bond, Series W-A,
     6.25%,12/31/19 .........................................      2,450,000      2,229,500
United Mexican States Par Bond, Series W-B,
     6.25%,12/31/19 .........................................      1,400,000      1,274,000
                                                                               ------------
                                                                                 10,438,750
                                                                               ------------
PANAMA  0.4%
Republic of Panama Past Due Interest, PIK,
     7.75%, 7/17/16 (c) .....................................        277,573        211,649
Republic of Panama Global Bond 10.75%, 5/15/20 ..............        300,000        296,250
                                                                               ------------
                                                                                    507,899
                                                                               ------------
PERU  0.5%
Republic of Peru Front Loaded Interest Reduction
     Bond 3.75%, 3/7/17 (b,d) ...............................        150,000         88,125
Republic of Peru Front Loaded Interest Reduction
     Bond 3.75%, 3/7/17 (d) .................................        940,000        552,250
                                                                               ------------
                                                                                    640,375
                                                                               ------------

                                       16      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                      PAR         MARKET
DESCRIPTION                                                          VALUE        VALUE
PHILIPPINES 0.7%
Republic of Phillippines 10.625%, 3/16/25 ...................     $1,200,000   $    990,000
                                                                               ------------
RUSSIA  5.2%
Government of Russia 10.00%, 6/26/07 ........................      2,000,000      1,467,500
Government of Russia 12.75%, 6/24/28 ........................      2,250,000      1,870,313
Russian Federation 2.50%, 3/31/30 (b) .......................      7,400,000      2,775,000
Russian Federation 8.25%, 3/31/10 (b) .......................      1,400,000        876,750
                                                                               ------------
                                                                                  6,989,563
                                                                               ------------
UKRAINE  0.2%
Government of Ukraine 11.00%, 3/15/07 .......................        450,000        316,125
                                                                               ------------
VENEZUELA  2.1%
Republic of Venezuela 9.25%, 9/15/27 ........................        700,000        455,000
Republic of Venezuela Discount Bond, Series L,
     7.375%, 12/18/07 (c) ...................................      1,499,987      1,211,240
Republic of Venezuela Par Bonds, Series W-A,
     6.75%, 3/31/20 .........................................      1,600,000      1,197,000
                                                                               ------------
                                                                                  2,863,240
                                                                               ------------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
     (Cost $41,673,396) ....................................................     43,678,676
                                                                               ------------
LOAN AGREEMENTS  1.8%
ALGERIA  1.1%
Algerian Loan Agreement Tranche I 7.1875%, 4/9/06 ...........        926,923        776,298
Algerian Loan Agreement Tranche III 7.1875%, 3/4/10 .........        897,500        691,075
                                                                               ------------
                                                                                  1,467,373
                                                                               ------------
MOROCCO  0.7%
Kingdom of Morocco, Series A, 7.75%, 1/1/09 (c) .............      1,030,000        894,813
                                                                               ------------
TOTAL LOAN AGREEMENTS
     (Cost $2,340,610) .....................................................      2,362,186
                                                                               ------------

                                                                     SHARES
COMMON STOCK  0.0%
SWEDEN  0.0%
Tele1 Europe AB ADR (a) (Cost $0) ...........................         16,443         76,049
                                                                               ------------
PREFERRED STOCKS  3.2%
UNITED STATES  3.2%
Broadwing Communications 'B' 12.50% .........................          1,237      1,218,041
Dobson Communications Corp. PIK 13.00% (a) ..................          9,716        859,857
Kmart Financing 7.75% .......................................         10,650        284,222
XO Communications PIK 14.00% (a) ............................          1,155         33,495
XO Communications PIK 13.50% (a) ............................          7,657        373,279
Paxson Communications PIK 13.25% (a) ........................          8,389        763,399
TNP Enterprises, Inc. PIK 14.50% (a,b) ......................            841        811,565
                                                                               ------------
TOTAL PREFERRED STOCKS
     (Cost $4,345,838) .....................................................      4,343,858
                                                                               ------------


SEE NOTES TO FINANCIAL STATEMENTS      17

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                                    NO. OF        MARKET
DESCRIPTION                                                         RIGHTS        VALUE
RIGHTS 0.0%
MEXICO  0.0%
United Mexican States (Cost $0) (a) .........................      1,846,000   $         --
                                                                               ------------

                                                                     NO. OF
                                                                    WARRANTS
WARRANTS  0.1%
COLOMBIA  0.0%
Occidente Y Caribe, expiring 3/15/04 (a,b) ..................         80,000         50,000
                                                                               ------------
UNITED STATES  0.1%
GT Group Telecommunications, Inc, expiring 2/1/10 (a) .......         10,250         35,875
Maxcom Telecommunications, expiring 4/1/07 (a) ..............            575             58
Motient Corp., expiring 4/1/08 (a,b) ........................          8,850          6,638
SW Acquisition, expiring 4/1/11 (a,b) .......................            800         24,000
Wam!Net, Inc., expiring 3/1/05 (a) ..........................         22,500         26,145
XM Satellite Radio, Inc., expiring 3/15/10 (a,b) ............            700         13,125
                                                                               ------------
                                                                                    105,841
                                                                               ------------
TOTAL WARRANTS
     (Cost $73,679) ........................................................        155,841
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  100.0%
     (Cost $161,345,687) ...................................................    135,545,886
                                                                               ------------

                                                                     PAR
                                                                    VALUE
SHORT-TERM INVESTMENT  0.1%
TREASURY BILL  0.1%
United States Treasury Bill, 3/15/01(e) (Cost $98,808).......     $  100,000         98,852
                                                                               ------------
TOTAL INVESTMENTS IN SECURITIES  100.1%
     (Cost $161,444,495) ...................................................    135,644,738
                                                                               ------------

FOREIGN CURRENCY  0.1%
     (Cost $173,294) .......................................................        178,521
                                                                               ------------

TOTAL INVESTMENTS  100.2%
     (Cost $161,617,789) ...................................................    135,823,259

LIABILITIES IN EXCESS OF OTHER ASSETS  -0.2% ...............................       (341,370)
                                                                               ------------

NET ASSETS  100% ...........................................................   $135,481,889
                                                                               ============


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)


(a) NON-INCOME PRODUCING SECURITY

(b) 144A SECURITY--CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

(c) VARIABLE/FLOATING RATE SECURITY-RATE DISCLOSED IS AS OF DECEMBER 31, 2000.

(d) STEP BOND--COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF DECEMBER 31, 2000. MATURITY DATE DISCLOSED IS THE ULTIMATE MATURITY DATE.

(e) SECURITY SEGREGATED AS COLLATERAL FOR OUTSTANDING FUTURES CONTRACTS.

(f) SECURITY VALUED AT FAIR VALUE--SEE NOTE 1A TO FINANCIAL STATEMENTS.

ADR--AMERICAN DEPOSITARY RECEIPT

EUR--EURO

GBP--BRITISH POUND

IO--INTEREST ONLY

PIK--PAYMENT-IN-KIND. INCOME MAY BE RECEIVED IN ADDITIONAL SECURITIES OR CASH AT THE DISCRETION OF THE ISSUER.




SEE NOTES TO FINANCIAL STATEMENTS      19

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                                     PERCENT OF
INDUSTRY                                           VALUE             NET ASSETS
Foreign Government &
 Agency Obligations .........................  $  43,678,676            32.2%
Telecommunications ..........................     32,269,578            23.8
Industrial ..................................     11,350,875             8.4
Cable Television ............................      7,578,507             5.6
Finance .....................................      5,191,462             3.8
Health Care .................................      5,118,892             3.8
Gaming ......................................      4,393,419             3.2
Retail ......................................      4,147,195             3.1
Media & Entertainment .......................      3,068,274             2.3
Energy ......................................      2,707,872             2.0
Chemicals ...................................      2,671,628             2.0
Collateralized Mortgage Obligations &
 Asset Backed Securities ....................      2,576,096             1.9
Loan Agreements .............................      2,362,186             1.8
Metals ......................................      1,802,600             1.3
Hotel/Lodging ...............................      1,372,259             1.0
Eurobond ....................................      1,041,482             0.8
Capital Equipment ...........................      1,007,162             0.7
Supermarkets ................................        865,209             0.6
Packaging ...................................        858,000             0.6
Materials ...................................        640,514             0.5
Real Estate .................................        459,000             0.3
Technology ..................................        385,000             0.3
                                                ------------            ----
                                                $135,545,886           100.0%
                                                ============           =====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.




                                       20      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2000
(UNAUDITED)

ASSETS:
Investments in Securities, at Value (Cost $161,444,495) ..................................................    $135,644,738
Foreign Currency (Cost $173,294) .........................................................................         178,521
Cash .....................................................................................................         461,946
Margin Deposit on Futures ................................................................................          75,762
Receivable for:
   Interest ..............................................................................................       3,171,820
   Fund Shares Sold ......................................................................................         187,380
   Variation Margin of Futures Contracts .................................................................           9,361
   Foreign Withholding Tax Reclaim .......................................................................           8,082
Other ....................................................................................................          39,610
                                                                                                              ------------
     Total Assets ........................................................................................     139,777,220
                                                                                                              ------------
LIABILITIES:
Payable for:
   Dividends Declared ....................................................................................       1,656,276
   Fund Shares Redeemed ..................................................................................       1,157,832
   Investments Purchased .................................................................................         230,194
   Distribution Fees .....................................................................................         195,345
   Shareholder Reporting Expenses ........................................................................         129,630
   Investment Advisory Fees ..............................................................................          87,780
   Directors' Fees and Expenses ..........................................................................          37,058
   Transfer Agent Fees ...................................................................................          34,374
   Administrative Fees ...................................................................................          32,986
   Deferred Country Tax ..................................................................................          28,994
   Professional Fees .....................................................................................          19,121
   Custody Fees ..........................................................................................          11,494
Net Unrealized Loss on Foreign Currency Exchange Contracts ...............................................         674,247
                                                                                                              ------------
     Total Liabilities ...................................................................................       4,295,331
                                                                                                              ------------
NET ASSETS ...............................................................................................    $135,481,889
                                                                                                              ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ..................................    $     15,437
Paid in Capital in Excess of Par .........................................................................     230,444,766
Accumulated Net Investment Income ........................................................................         210,952
Net Unrealized Depreciation on Investments, Foreign
   Currency Translations and Futures .....................................................................     (26,407,412)
Accumulated Net Realized Loss ............................................................................     (68,781,854)
                                                                                                              ------------
NET ASSETS ...............................................................................................    $135,481,889
                                                                                                              ============
   Class A Shares:
     Net Asset Value and Redemption Price Per Share (Based on Net
     Assets of $35,876,792 and 4,075,473 Shares Outstanding) .............................................    $       8.80
                                                                                                              ============
     Maximum Sales Charge ................................................................................            4.75%
     Maximum Offering Price Per Share (Net Asset Value
     Per Share x 100/(100%-maximum sales charge)) ........................................................    $       9.24
                                                                                                              ============
   Class B Shares:
     Net Asset Value and Offering Price Per Share (Based on Net Assets
     of $73,080,274 and 8,336,254 Shares Outstanding)* ...................................................    $       8.77
                                                                                                              ============
   Class C Shares:
     Net Asset Value and Offering Price Per Share (Based on Net Assets
     of $26,524,823 and 3,025,149 Shares Outstanding)* ...................................................    $       8.77
                                                                                                              ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS      21

Statement of Operations
SIX MONTHS ENDED DECEMBER 31, 2000
(UNAUDITED)

INVESTMENT INCOME:
Dividends ................................................................................................    $     66,937
Interest .................................................................................................       9,299,513
                                                                                                              ------------
   Total Income ..........................................................................................       9,366,450
                                                                                                              ------------
EXPENSES:
Distribution Fees (Attributed to Classes A, B and C
   of $52,492, $419,599 and $156,195, respectively) ......................................................         628,286
Investment Advisory Fees .................................................................................         588,655
Administrative Fees ......................................................................................         199,931
Country Tax Expense ......................................................................................         126,808
Shareholder Reports ......................................................................................          95,277
Transfer Agent Fees ......................................................................................          49,893
Custodian Fees ...........................................................................................          34,965
Professional Fees ........................................................................................          26,056
Filing and Registration Fees .............................................................................          23,685
Directors' Fees and Expenses .............................................................................           6,136
Other ....................................................................................................           3,904
                                                                                                              ------------
     Total Expenses ......................................................................................       1,783,596
                                                                                                              ------------
NET INVESTMENT INCOME ....................................................................................    $  7,582,854
                                                                                                              ============
NET REALIZED GAIN/LOSS ON:
Investments ..............................................................................................    $ (3,407,467)
Foreign Currency Transactions ............................................................................         598,615
Futures ..................................................................................................         117,819
                                                                                                              ------------
Net Realized Loss ........................................................................................      (2,691,033)
                                                                                                              ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
   Beginning of the Period ...............................................................................     (11,940,145)
                                                                                                              ------------
   End of the Period:
     Investments .........................................................................................     (25,799,757)
     Foreign Currency Translations .......................................................................        (688,596)
     Futures .............................................................................................          80,941
                                                                                                              ------------
                                                                                                               (26,407,412)
                                                                                                              ------------
Net Unrealized Depreciation During the Period ............................................................     (14,467,267)
                                                                                                              ------------
NET REALIZED AND UNREALIZED LOSS .........................................................................    $(17,158,300)
                                                                                                              ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................................    $ (9,575,446)
                                                                                                              ============


                                       22      SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND YEAR ENDED JUNE 30, 2000 (UNAUDITED)

                                                            SIX MONTHS ENDED       YEAR ENDED
                                                           DECEMBER 31, 2000     JUNE 30, 2000
                                                           -----------------     -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income ....................................   $  7,582,854         $ 20,214,308
Net Realized Gain/Loss ...................................     (2,691,033)           8,126,827
Net Unrealized Depreciation During the Period ............    (14,467,267)          (8,800,614)
                                                             ------------         ------------
Net Increase/Decrease in Net Assets Resulting from
   Operations ............................................     (9,575,446)          19,540,521
                                                             ------------         ------------
DISTRIBUTIONS:
Net Investment Income:
    Class A ..............................................     (2,446,009)          (5,203,356)
    Class B ..............................................     (4,600,756)          (9,648,540)
    Class C ..............................................     (1,707,067)          (3,503,053)
                                                             ------------         ------------
Net Decrease in Net Assets Resulting from Distributions...     (8,753,832)         (18,354,949)
                                                             ------------         ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ...............................................     11,163,033           31,012,606
Distributions Reinvested .................................      4,626,944           10,327,074
Redeemed .................................................    (31,257,303)         (79,382,125)
                                                             ------------         ------------
Net Decrease in Net Assets Resulting from
   Capital Share Transactions ............................    (15,467,326)         (38,042,445)
                                                             ------------         ------------
Total Decrease in Net Assets .............................    (33,796,604)         (36,856,873)
NET ASSETS--Beginning of Period ..........................    169,278,493          206,135,366
                                                             ------------         ------------
NET ASSETS--End of Period (Including accumulated net
   investment income of $210,952 and $1,381,930,
   respectively) .........................................   $135,481,889         $169,278,493
                                                             ============         ============


SEE NOTES TO FINANCIAL STATEMENTS      23

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                               SIX MONTHS ENDED
                                                 DECEMBER 31,                         YEAR ENDED JUNE 30,
                                                     2000#      ---------------------------------------------------------------
CLASS A SHARES                                    (UNAUDITED)      2000#        1999#        1998#        1997         1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF PERIOD ................................      $   9.93      $   9.90     $  12.46     $  14.26     $  12.47     $  11.57
                                                   --------      --------     --------     --------     --------     --------
INCOME FROM INVESTMENT
   OPERATIONS
   Net Investment Income ....................          0.49          1.14         1.06         1.15         1.25         1.36
   Net Realized and Unrealized
      Gain/Loss .............................         (1.05)        (0.06)       (2.51)       (0.67)        2.30         0.80
                                                   --------      --------     --------     --------     --------     --------
Total From Investment
   Operations ...............................         (0.56)         1.08        (1.45)        0.48         3.55         2.16
                                                   --------      --------     --------     --------     --------     --------
DISTRIBUTIONS
   Net Investment Income ....................         (0.57)        (1.05)       (1.10)       (1.09)       (1.25)       (1.26)
   Net Realized Gain ........................            --            --           --        (1.19)       (0.51)          --
   In Excess of Net Realized
      Gain ..................................            --            --        (0.01)          --           --           --
                                                   --------      --------     --------     --------     --------     --------
Total Distributions .........................         (0.57)        (1.05)       (1.11)       (2.28)       (1.76)       (1.26)
                                                   --------      --------     --------     --------     --------     --------
NET ASSET VALUE,
   END OF PERIOD ............................      $   8.80      $   9.93     $   9.90     $  12.46     $  14.26     $  12.47
                                                   ========      ========     ========     ========     ========     ========
Total Return (1) ............................         -5.83%*       11.39%      -11.14%        3.40%       30.29%       19.61%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
   Period (000's) ...........................      $ 35,877      $ 44,932     $ 58,506     $ 91,579     $ 76,439     $ 41,493
Ratio of Expenses to Average
   Net Assets ...............................          1.72%         1.60%        1.45%        1.45%        1.52%        1.55%
Ratio of Net Investment
   Income to Average
   Net Assets ...............................         10.21%        11.41%       10.55%        8.36%        9.73%       11.95%
Portfolio Turnover Rate .....................            64%*         119%         121%         156%         157%         220%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
   Reductions During the Period
   Per Share Benefit to Net
      Investment Income .....................      $     --      $     --     $     --     $     --     $     --     $   0.02
Ratios Before Expense Reductions:
   Expenses to Average Net
      Assets ................................            --            --           --           --           --         1.69%
   Net Investment Income to
      Average Net Assets ....................            --            --           --           --           --        11.81%
Ratio of Net Expenses to
   Average Net Assets excluding
   country tax expense and
   interest expense .........................          1.54%         1.46%          --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO 0.25%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       24      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                               SIX MONTHS ENDED                                                      AUGUST 1,
                                                 DECEMBER 31,                   YEAR ENDED JUNE 30,                  1995+ TO
                                                     2000#      ---------------------------------------------------  JUNE 30,
CLASS B SHARES                                    (UNAUDITED)      2000#        1999#        1998#        1997         1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF PERIOD ................................      $   9.89      $   9.86     $  12.40     $  14.20     $  12.44     $  11.63
                                                   --------      --------     --------     --------     --------     --------
INCOME FROM INVESTMENT
   OPERATIONS
   Net Investment Income ....................          0.45          1.06         0.98         1.04         1.07         1.18
   Net Realized and Unrealized
      Gain/Loss .............................         (1.04)        (0.06)       (2.50)       (0.65)        2.35         0.72
                                                   --------      --------     --------     --------     --------     --------
TOTAL FROM INVESTMENT
   OPERATIONS ...............................         (0.59)         1.00        (1.52)        0.39         3.42         1.90
                                                   --------      --------     --------     --------     --------     --------
DISTRIBUTIONS
   Net Investment Income ....................         (0.53)        (0.97)       (1.01)       (1.00)       (1.15)       (1.09)
   Net Realized Gain ........................            --            --           --        (1.19)       (0.51)          --
   In Excess of Net Realized
      Gain ..................................            --            --        (0.01)          --           --           --
                                                   --------      --------     --------     --------     --------     --------
Total Distributions .........................         (0.53)        (0.97)       (1.02)       (2.19)       (1.66)       (1.09)
                                                   --------      --------     --------     --------     --------     --------
NET ASSET VALUE,
   END OF PERIOD ............................      $   8.77      $   9.89     $   9.86     $  12.40     $  14.20     $  12.44
                                                   ========      ========     ========     ========     ========     ========
Total Return (1) ............................         -6.13%*       10.58%      -11.82%        2.63%       29.14%       17.07%*
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
   Period (000's) ...........................      $ 73,080      $ 90,872     $107,013     $146,401     $ 78,340     $ 26,174
Ratio of Expenses to Average
   Net Assets ...............................          2.47%         2.35%        2.20%        2.20%        2.27%        2.30%

Ratio of Net Investment
   Income to Average
   Net Assets ...............................          9.46%        10.65%        9.81%        7.64%        8.86%       12.06%
Portfolio Turnover Rate .....................            64%*         119%         121%         156%         157%         220%*
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
   Reductions During the Period
   Per Share Benefit to Net
      Investment Income .....................      $     --      $     --     $     --     $     --     $     --     $   0.02
Ratios Before Expense Reductions:
   Expenses to Average Net
      Assets ................................            --            --           --           --           --         2.47%
   Net Investment Income to
      Average Net Assets ....................            --            --           --           --           --        11.89%
Ratio of Net Expenses to
   Average Net Assets excluding
   country tax expense and
   interest expense .........................          2.29%         2.21%          --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

+   THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      25

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                               SIX MONTHS ENDED
                                                 DECEMBER 31,                         YEAR ENDED JUNE 30,
                                                     2000#      ---------------------------------------------------------------
CLASS C SHARES                                    (UNAUDITED)      2000#        1999#        1998#        1997         1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF PERIOD ................................      $   9.89      $   9.87     $  12.40     $  14.21     $  12.45     $  11.58
                                                   --------      --------     --------     --------     --------     --------
INCOME FROM INVESTMENT
   OPERATIONS
   Net Investment Income ....................          0.45          1.06         0.98         1.04         1.16         1.30
   Net Realized and Unrealized
      Gain/Loss .............................         (1.04)        (0.07)       (2.49)       (0.66)        2.26         0.77
                                                   --------      --------     --------     --------     --------     --------
Total From Investment
   Operations ...............................         (0.59)         0.99        (1.51)        0.38         3.42         2.07
                                                   --------      --------     --------     --------     --------     --------
DISTRIBUTIONS
   Net Investment Income ....................         (0.53)        (0.97)       (1.01)       (1.00)       (1.15)       (1.20)
   Net Realized Gain ........................            --            --           --        (1.19)       (0.51)          --
   In Excess of Net Realized
      Gain ..................................            --            --        (0.01)          --           --           --
                                                   --------      --------     --------     --------     --------     --------
Total Distributions .........................         (0.53)        (0.97)       (1.02)       (2.19)       (1.66)       (1.20)
                                                   --------      --------     --------     --------     --------     --------
NET ASSET VALUE,
   END OF PERIOD ............................      $   8.77      $   9.89     $   9.87     $  12.40     $  14.21     $  12.45
                                                   ========      ========     ========     ========     ========     ========
Total Return (1) ............................         -6.13%*       10.57%      -11.83%        2.55%       29.12%       18.71%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
   Period (000's) ...........................      $ 26,525      $ 33,474     $ 40,616     $ 60,197     $ 41,709     $ 28,094
Ratio of Expenses to Average
   Net Assets ...............................          2.47%         2.35%        2.20%        2.20%        2.27%        2.30%
Ratio of Net Investment
   Income to Average
   Net Assets ...............................          9.46%        10.65%        9.81%        7.62%        9.04%       11.40%
Portfolio Turnover Rate .....................            64%*         119%         121%         156%         157%         220%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
   Reductions During the Period
   Per Share Benefit to Net
      Investment Income .....................      $     --      $     --     $     --     $     --     $     --     $   0.04
Ratios Before Expense Reductions:
   Expenses to Average Net
      Assets ................................            --            --           --           --           --         2.44%
   Net Investment Income to
      Average Net Assets ....................            --            --           --           --           --        11.26%
Ratio of Net Expenses to
   Average Net Assets excluding
   country tax expense and
   interest expense .........................          2.29%         2.21%          --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       26      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


    The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund's investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund commenced operations on April 21, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

     At December 31, 2000, approximately 86% of the net assets of the Fund consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had a capital loss carryforward for tax purposes of $9,633,434, which will expire September 30, 2008. Net realized gains or losses may differ for financial and tax purposes as a result of losses relating to wash sale transactions and the difference in the Fund's tax year end.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


     At December 31, 2000, for federal income tax purposes, cost of long-and short-term investments is $161,444,495, the aggregate gross unrealized appreciation is $2,641,141 and the aggregate gross unrealized depreciation is $28,440,898, resulting in net unrealized depreciation on long- and short-term investments of $25,799,757.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Permanent book to tax basis differences are not included in ending accumulated net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                               % PER ANNUM
First $500 million .................................................       0.75%
Next $500 million ..................................................       0.70%
Over $1 billion ....................................................       0.65%

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                            CLASS A            AND CLASS C
                        MAX. OPERATING       MAX. OPERATING
                         EXPENSE RATIO        EXPENSE RATIO
                             1.55%                2.30%

     For the period ended December 31, 2000, the Fund recognized expenses of $4,401 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2000, the Fund recognized expenses of $5,734 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other/professional expenses, respectively, in the statement of operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services Inc., an affiliate of the advisor, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2000, the Fund recognized expenses of $49,893. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


govern payments for: the distribution of the Fund's Class AShares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A Shares and up to 1.00% of the Class B Shares and Class C Shares of the Fund on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A Shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B Shares and Class C Shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 2000, the Distributor has advised the Fund that it earned initial sales charges of $60,674 for Class A Shares and deferred sales charges of $151,171 and $850 for Class B Shares and Class C Shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $30,125 are included in "Other" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2000, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                        CLASS B         CLASS C
First .........................................             4.00%           1.00%
Second ........................................             4.00%           None
Third .........................................             3.00%           None
Fourth ........................................             2.50%           None
Fifth .........................................             1.50%           None
Thereafter ....................................             None            None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)

                                                          SIX MONTHS ENDED      YEAR ENDED
                                                         DECEMBER 31, 2000    JUNE 30, 2000
                                                         -----------------    -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ........................................        592,407          1,470,858
     Distributions Reinvested ..........................        167,707            350,009
     Redeemed ..........................................     (1,209,225)        (3,203,852)
                                                           ------------       ------------
   Net Decrease in Class A Shares Outstanding ..........       (449,111)        (1,382,985)
                                                           ============       ============
   Dollars:
     Subscribed ........................................   $  5,673,513       $ 14,838,696
     Distributions Reinvested ..........................      1,592,784          3,493,604
     Redeemed ..........................................    (11,424,859)       (32,264,042)
                                                           ------------       ------------
   Net Decrease ........................................   $ (4,158,562)      $(13,931,742)
                                                           ============       ============
   Ending Paid in Capital ..............................   $ 62,566,613       $ 66,725,638+
                                                           ============       ============

CLASS B:
   Shares:
     Subscribed ........................................        338,721          1,060,856
     Distributions Reinvested ..........................        228,496            487,220
     Redeemed ..........................................     (1,419,508)        (3,209,185)
                                                           ------------       ------------
   Net Decrease in Class B Shares Outstanding ..........       (852,291)        (1,661,109)
                                                           ============       ============
   Dollars:
     Subscribed ........................................   $  3,173,571       $ 10,592,179
     Distributions Reinvested ..........................      2,160,593          4,844,540
     Redeemed ..........................................    (13,364,369)       (32,147,709)
                                                           ------------       ------------
   Net Decrease ........................................   $ (8,030,205)      $(16,710,990)
                                                           ============       ============
   Ending Paid in Capital ..............................   $123,113,423       $131,144,566+
                                                           ============       ============

CLASS C:
   Shares:
     Subscribed ........................................        242,509            558,763
     Distributions Reinvested ..........................         92,373            200,016
     Redeemed ..........................................       (693,769)        (1,491,227)
                                                           ------------       ------------
   Net Decrease in Class C Shares Outstanding ..........       (358,887)          (732,448)
                                                           ============       ============
   Dollars:
     Subscribed ........................................   $  2,315,949       $  5,581,731
     Distributions Reinvested ..........................        873,567          1,988,930
     Redeemed ..........................................     (6,468,075)       (14,970,374)
                                                           ------------       ------------
   Net Decrease ........................................   $ (3,278,559)      $ (7,399,713)
                                                           ============       ============
   Ending Paid in Capital ..............................   $ 44,780,167       $ 48,059,071+
                                                           ============       ============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


4. INVESTMENT TRANSACTIONS

For the period ended December 31, 2000, the Fund made purchases of $99,888,072 and sales of $112,658,717 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 1999
(UNAUDITED)


At December 31, 2000, the Fund has outstanding forward currency contracts as follows:

                                                                          UNREALIZED
                                                              CURRENT    APPRECIATION/
                                                               VALUE     DEPRECIATION
FORWARD CURRENCY CONTRACTS
SHORT CONTRACTS:
British Pound, 1,675,000
  expiring 2/5/01 ......................................    $2,504,860   $  (75,156)
Euro, 6,120,000
  expiring 1/30/01-2/26/01 .............................     5,756,650     (619,077)
                                                            ----------   ----------
                                                            $8,261,510   $ (694,233)
                                                            ==========   ==========

LONG CONTRACTS:
British Pound, 290,000
  expiring 2/5/01 ......................................    $  433,677   $   20,018
Euro, 335,000
  expiring 1/30/01 .....................................       314,968          (32)
                                                            ----------   ----------
                                                            $  748,645   $   19,986
                                                            ==========   ==========
                                                                         $ (674,247)
                                                                         ==========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Transactions in futures contracts for the period ended December 31, 2000, were as follows:

                                                                        CONTRACTS
Outstanding at June 30, 2000 .....................................         35
Futures Opened ...................................................         79
Futures Closed ...................................................        (79)
                                                                           --
Outstanding at December 31, 2000 .................................         35
                                                                           ==

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2000
(UNAUDITED)


The futures contracts outstanding as of December 31, 2000, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                       UNREALIZED
                                                          CONTRACTS   APPRECIATION
SHORT CONTRACTS:
U.S. Long Gilt Index--March 2001
  (Current notional value $115 per contract) ...........      10         $2,721

LONG CONTRACTS:
U.S. 10 Year Note--March 2001
  (Current notional value $105 per contract) ...........      25         78,220
                                                              --        -------
                                                              35        $80,941
                                                              ==        =======

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN WORLDWIDE HIGH INCOME FUND


BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY


OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents


INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.
-C- VAN KAMPEN  FUNDS INC., 2001. ALL RIGHTS RESERVED.

454, 554, 654                                         PRESORTED
MSWW SAR 02/01                                         STANDARD
1480B01-AP-2/01                                      U.S. Postage
VAN KAMPEN FUNDS INC.                                    PAID
1 Parkview Plaza                                      VAN KAMPEN
P.O. Box 5555                                         INVESTMENTS
Oakbrook Terrace, Illinois 60181-5555